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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1 to Preliminary Proxy Statement)

Filed by the Registrant /x/
Filed by a party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
LIFE FINANCIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials:
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue, Suite B
Riverside, California 92505
(909) 637-4000

Fellow Stockholders:

    On behalf of the Board of Directors of Life Financial Corporation, you are cordially invited to attend the Special Meeting of Stockholders of Life Financial Corporation to be held on January 10, 2002, at 10:00 a.m. Pacific Time, at Arrowhead Country Club 3433 Parkside Drive, San Bernardino, California.

    Only stockholders who owned stock at the close of business on December 3, 2001 can vote at this meeting or any postponement or adjournment that may take place at the meeting. At the meeting we will take a vote on the following matters:

  •
  first, to authorize a transaction pursuant to which, upon receipt of $12,000,000, we would issue a $12,000,000 secured note, due 2007 and bearing interest at a rate of 12% (increasing over time) and warrants to purchase up to 1,166,400 shares of our common stock (representing approximately 47% of our common stock if exercised today), with an exercise price of $0.75 per share. The proposed transaction would also give the holders of the notes the right to appoint three of seven directors of the Company and of Life Bank, the Company's principal operating subsidiary;

  •
  second, if necessary, to authorize adjournment or postponement of the meeting, which adjournment could be used for a number of purposes, including to allow additional time for soliciting votes to approve the proposal set forth above.

    You can find out more about the foregoing proposals in the attached Proxy Statement. Directors and officers of Life Financial Corporation will be present at the Special Meeting to respond to any questions that you may have regarding the business to be transacted.

    The Board of Directors has determined that the matters to be considered at the Special Meeting are in the best interests of Life Financial Corporation and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the proposed transaction described under Proposal 1 and "FOR" authorizing adjournment or postponement of the meeting, if deemed necessary, as described under Proposal 2.

    Certain directors and officers of the Company, holding in the aggregate 8.8% of the Company's outstanding common stock have agreed to vote "FOR" the proposals described above.

    The transaction described in Proposal 1 is contingent upon the approval of the note purchaser's form H-(e)1 change in control application for the establishment of a new savings and loan holding company by the Office of Thrift Supervision (the "OTS").

    We encourage you to attend the meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you promptly sign, date and return the enclosed proxy card in the envelope provided. Time is of the essence as to this vote. Your cooperation is appreciated.

    On behalf of the Board of Directors and all of the employees of Life Financial Corporation, we thank you for your continued support.

Best Regards,

Steven R. Gardner
 President, Chief Executive Officer and Chief Operating Officer

LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue, Suite B
Riverside, California 92505

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 10, 2002

    NOTICE IS HEREBY GIVEN that a Special Meeting of stockholders (the "Special Meeting") of Life Financial Corporation (the "Company") will be held on January 10, 2002, at 10:00 a.m. Pacific Time, at Arrowhead Country Club 3433 Parkside Drive, San Bernardino, California.

    The purpose of the Special Meeting is to consider and vote upon the following matters:

  1.
  Authorization of a transaction pursuant to which, upon receipt of $12,000,000, we would issue a $12,000,000 secured note, due 2007 and bearing interest at a rate of 12% (increasing over time) and warrants to purchase up to 1,166,400 shares of our common stock (representing approximately 47% of our common stock if exercised today), with an exercise price of $0.75 per share. The proposed transaction would also give the holders of the notes the right to appoint three of seven directors of the Company and of Life Bank, the Company's principal operating subsidiary;

  2.
  Authorization of adjournment or postponement of the meeting, which adjournment could be used for a number of purposes, including to allow additional time for soliciting votes to approve the proposal set forth above, if necessary; and

  3.
  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

    The Board of Directors has established December 3, 2001, as the record date for determining stockholders entitled to receive notice of, to attend, and to vote at, the Special Meeting or any postponement or adjournment thereof. Only record holders of Common Stock of the Company at the close of business on such record date will be entitled to vote at the Special Meeting or any postponement or adjournment thereof.

    Certain directors and officers of the company, holding in the aggregate 8.8% of the Company's outstanding common stock have agreed to vote "FOR" all of the proposals described above. The purchaser of the note and warrants does not currently hold any equity interest in the Company.

    Life Financial Corporation's common stock is listed on the Nasdaq Small Cap Market under the symbol "LFCO." The closing price per share of the common stock on November 19, 2001, the day before we signed the agreement to issue the note and warrant was $1.35. The closing price per share of the common stock on December   , 2001 was $        .

    A list of stockholders entitled to vote at the Special Meeting will be available at the administrative offices of the Company, 10540 Magnolia Avenue, Riverside, California 92505, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.

                    By Order of the Board of Directors,

                    Roy L. Painter
                     Corporate Secretary,
                    Executive Vice President and
                    Chief Financial Officer

Riverside, California
 [Mailing Date]

LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue, Suite B
Riverside, California 92505
(909) 637-4000

PROXY STATEMENT
FOR THE
SPECIAL MEETING OF STOCKHOLDERS
JANUARY 10, 2002

Solicitation and Voting of Proxies

    This Proxy Statement, together with the accompanying form of Proxy, is being furnished to stockholders of Life Financial Corporation (the "Company"), on or about December 19, 2001, in connection with the solicitation by the Board of Directors (the "Board of Directors" or "Board") of proxies to be used at the Special Meeting of stockholders (the "Special Meeting"), and all postponements or adjournments of the meeting. The Special Meeting will be held on January 10, 2002, at 10:00 a.m., Pacific Time, at Arrowhead Country Club 3433 Parkside Drive, San Bernardino, California.

    Regardless of the number of shares of common stock of the Company you own, we encourage you to attend the meeting in person or by proxy. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the authorization of the proposed Private Placement described herein. If necessary, proxies may also be voted "FOR" the adjournment of the meeting.

    Other than the matters set forth on the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting and at any adjournments thereof.

    Certain directors and officers of the company, holding in the aggregate 8.8% of the Company's outstanding common stock have agreed to vote "FOR" each of the proposals contained herein.

    A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, please note that if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the record holder to vote personally at the Special Meeting.

    The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Mellon Investor Services, a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $7,500, plus out-of-pocket expenses. Directors, officers and other employees of the Company and its principal operating subsidiary, Life Bank, FSB (the "Bank") may also solicit proxies personally or by telephone, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in so doing.

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Voting Securities

    The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

    The Board of Directors has fixed the close of business on December 3, 2001 as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Special Meeting and at any postponements or adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,333,572 shares.

    As provided in the Company's Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock are not entitled to any vote in respect of the shares held in excess of the 10% Voting Limit (the "10% Voting Limit"). A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% Voting Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% Voting Limit supply information to the Company to enable the Board of Directors to implement and apply the 10% Voting Limit.

    The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the 10% Voting Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may, if Proposal 2 is approved, be adjourned in order to permit the further solicitation of proxies.

    As to the approval of Proposal 1, by checking the appropriate box, you may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Under the Company's Bylaws, unless otherwise required by law, the matter shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    As to the approval of Proposal 2, by checking the appropriate box, you may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Under the Company's Bylaws, unless otherwise required by law, the matter shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    Proxies solicited hereby will be returned to the Company's transfer agent, Mellon Investor Services, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company for safekeeping.

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PROPOSAL 1

AUTHORIZATION OF THE PRIVATE PLACEMENT

Summary Term Sheet

    New Life Holdings, LLC ("New Life") is loaning $12,000,000 to us. In return for making that loan, we will issue to New Life, a $12,000,000 secured note and a warrant to purchase up to 1,166,400 shares of our common stock. The following are some questions you may have as a stockholder of Life Financial Corporation and the answers to those questions. We urge you to carefully read the remainder of this Proxy Statement because the information in this summary is not complete. Additional important information is contained in the remainder of this Proxy Statement.

Q:  Who is making this loan to the Company?

    New Life Holdings, LLC is a limited liability company formed for the specific purpose of making the $12,000,000 loan to the Company and holding the secured note and the warrant. The managing member of New Life is an individual known to us who has made similar loans to and investments in financial institutions in the past. The note and warrant may be subdivided and transferred to others, so there may be multiple notes and warrants outstanding at any time.

Q:  How do we know that New Life will be able to fund the loan?

    As stated in the response to the previous question, the individual primarily responsible for forming and managing New Life is well known in the community and known to management as an investor. In addition, New Life has placed $1,500,000 in an escrow account, and will be required to deposit an additional $1,000,000 in the escrow account upon its receipt of final approval of its form H-(e)1 change in control application (see "Possible Future Changes in Control") from the OTS, which amount will be distributed to the Company, net of New Life's transaction costs (up to $150,000), in the event that New Life is unable to fund the loan. This provides us with additional assurance that New Life will close the transaction.

Q:  Where is New Life getting the money to fund the loan?

    New Life is raising the money for the loan through the sale of its membership interests to private investors.

Q:  When is the loan due?

    The loan is due on the fifth anniversary of the date it is made. This should be sometime in January or February 2007. We can also prepay the loan at any time, without penalty. If we fail to make payments under the loan or breach certain provisions of the loan documents, New Life can demand payment on the loan sooner. See "Provisions Applicable to the Note—Maturity and Cash Flow Payments."

Q:  What is the interest rate on the loan?

    The interest on the loan is 12% during the first year, 13% during the second year, 14% during the third year, 15% during the fourth year and 16% during the fifth year. See "Provisions Applicable to the Note—Interest."

Q:  When is interest payable?

    Interest on the loan is accrued and added to the principal amount of the loan, until the last business day of March 2003, which marks the first interest payment date. After the last business day of

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March 2003, interest is payable quarterly, with a final payment when the loan matures. See "Provisions Applicable to the Note—Interest."

Q:  What is the loan secured by?

    The loan is secured by all of our assets, including all of the stock of the Bank. See "Provisions Applicable to the Note—Security."

Q:  Can we borrow any additional amounts from New Life?

    No, unless we subsequently agree with New Life otherwise.

Q:  In addition to the secured note, did New Life receive any other securities in return for making the loan?

    Yes. New Life also received warrants exercisable into 1,166,400 shares of our common stock. During the first year after the warrant is issued, 116,640 shares of common stock may be purchased under the warrant, during the second year, an additional 116,640 shares may be purchased, during the third year an additional 116,640 shares may be purchased and after the third year, the entire warrant may be exercised. If all these shares were issued, they would equal approximately 47% of our outstanding common stock, assuming at the time all the shares were issued we had the same number of shares outstanding as we have now. See "Provisions Applicable to the Warrant—Exercise."

Q:  What are the principal terms of the warrant?

    The warrant is exercisable for ten years after its issuance. The exercise price is $0.75 per share.

    The number of shares issuable when the warrant is exercised and the exercise price per share will be adjusted proportionately if there is a stock split, reorganization or similar event. The exercise price per share will also be adjusted if we issue shares of common stock below the exercise price per share then in effect. See "Provisions Applicable to the Warrant—Exercise."

Q:  Do the holders of the warrants have the right to have their shares registered?

    After November 30, 2002, certain holders of shares of common stock issued upon exercise of the warrant can demand that we register their shares for sale. The people demanding the registration must hold at least 349,920 shares of such common stock. If we would need to register the shares on Form S-1, then the offering size would have to be at least $3,000,000. If we can use the more abbreviated Form S-3 for registration, then the offering size would only have to be $1,000,000. The holders of common stock issued upon exercise of the warrant also have the right to include their shares in registrations we may file to sell our own stock. See "Provisions Applicable to the Warrant—Registration Rights."

Q:  What other significant rights do the warrant holders have?

    Persons who hold warrants convertible into 500,000 or more shares of common stock, have a right to purchase a pro rata portion of any equity securities issued by us. This right is not applicable to securities issued in public offerings, mergers and similar transactions, upon the exercise of stock options issued under our option plan or upon the exercise of the warrants. See "Provisions Applicable to the Warrant—Right of First Refusal."

Q:  Will New Life be given board representation in connection with the loan?

    Yes. We have agreed to increase the size of our board to seven members and to permit New Life to appoint three of those members. New Life will also have the right to appoint three of the seven

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members of the board of the Bank. New Life will have these rights until the later of (i) such time as there are no more notes outstanding or (ii) three years from the issuance of the secured note. See "Additional Terms of the Private Placement—Board of Directors."

Q:  Do the loan documents contain any restrictions on the way we can do business?

    Yes. The loan documents contain a number of such restrictions, which apply as long as any notes remain outstanding. The loan documents contain restrictions limiting:

  •
  The amount of indebtedness we and our subsidiaries can incur. See "Additional Terms of the Private Placement—Restrictions on Indebtedness."

  •
  Our ability to grant liens on our property and assets. See "Additional Terms of the Private Placement—Restrictions on Liens."

  •
  Our ability to merge, consolidate, sell assets, purchase stock or assets or liquidate. See "Additional Terms of the Private Placement—Restrictions on Consolidation, Merger or Disposition of Assets; Acquisitions."

  •
  Our ability to amend our certificate of incorporation and bylaws. See "Additional Terms of the Private Placement—Restrictions to Amendments to Charter and Bylaws."

  •
  Our ability to issue our stock or the stock of our subsidiaries. See "Additional Terms of the Private Placement—Restrictions of Issuances of Shares by Subsidiaries."

  •
  Our ability to declare dividends and distributions on our stock or payments of indebtedness. See "Additional Terms of the Private Placement—Restrictions on Payments."

  •
  Our subsidiaries' ability to enter into, or become bound by, agreements which limit their ability to make dividends to us, lend us money or transfer property or assets to us. See "Additional Terms of the Private Placement—Limitations on Dividend Restrictions Affecting Subsidiaries."

  •
  Our right to solicit or encourage proposals to acquire us. See "Additional Terms of the Private Placement—Acquisition Proposals."

Q:  Do the loan documents contain any financial covenants?

    Yes. As long as any of the notes remain outstanding, we must maintain a consolidated tangible net worth of $8,000,000 or more. "Consolidated tangible net worth" is defined in the note and warrant purchase agreement attached as Appendix A.

Q:  What happens if we default under the loan documents?

    If there is an event of default under the loan documents, two things may happen. If the event of default is due to our insolvency, the loan and any other amounts due under the loan documents become immediately due and payable. In the event of other defaults, the holders of 25% of the amount of notes outstanding may declare all amounts due under the notes immediately due and payable. However, holders of a majority of the amount of notes outstanding can rescind any such acceleration of the notes. See "Additional Terms of the Private Placement—Events of Default."

Q:  What happens if the transaction does not close?

    New Life has deposited $1,500,000 into an escrow account, and will be required to deposit an additional $1,000,000 in the escrow account upon its receipt of final approval of its form H-(e)1 change in control application from the OTS. We are entitled to retain this $2,500,000 deposit, less any expenses (up to $150,000) incurred by New Life in connection with the transaction, unless the agreement to purchase the notes and warrants is terminated as a result of (i) our failure to secure stockholder

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approval on or prior to March 31, 2002, (ii) our failure to deliver the documents required to be delivered at closing to New Life on the closing date or to hold the closing, or (iii) the failure to obtain all regulatory approvals, the failure to obtain the termination of all regulatory directives, agreements and orders, or the failure to obtain a written commitment by the OTS that it will assign to the Bank a composite rating of no higher a number than "3" upon the deposit by the Investor of the remaining $9.5 million into the escrow account. If the transactions do not close due to the occurrence of one of the events described in sections (i), (ii) or (iii) of the preceding sentence, the amounts deposited in the escrow account shall be refunded to New Life. See "Additional Terms of the Private Placement—Termination Payment by Investor."

    If the agreement to purchase the notes and warrants is terminated as a result of a material breach by us, we have to pay New Life all of its expenses incurred in connection with the transaction, plus $600,000. See "Additional Terms of the Private Placement—Expenses."

Q:  Do we have any indemnification obligations to New Life or others?

    Yes. We have agreed to indemnify New Life and any holders of the notes or warrants from any losses or expenses incurred as a result of:

  •
  Any transaction financed with the proceeds from the loan;

  •
  the signing and performance of the loan documents; and

  •
  any environmental matters.

    Our indemnification obligation does not apply to losses and expenses arising out of the gross negligence or willful misconduct of the person requesting indemnification. See "Additional Terms of the Private Placement—Indemnification."

Q:  Can the loan documents be amended?

    Yes. Subject to limited exceptions, any provision of the loan documents, including the notes, can be amended by an agreement between the Company and the holders of a majority of the amount of the notes. In addition, the holders of a majority of the amount of the notes may waive compliance with any provision of the notes or the purchase agreement. See "Additional Terms of the Private Placement—Amendment and Waiver."

Q:  What do we intend to do with the proceeds from the loan?

    We currently intend to use the proceeds from the loan as follows:

  •
  We will purchase the Participation Contract from the Bank for approximately $4,500,000.

  •
  We will pay to the Bank, taxes owed to the Bank. We estimate that these amounts will be $3,200,000 in the aggregate.

  •
  We will make a capital infusion into the Bank of $3,700,000.

  •
  We will pay for the expenses of this proxy and the Private Placement, which we currently estimate will be approximately $300,000.

  •
  We will pay the termination fee and costs of the Vineyard Letter of Intent, which we estimate to be approximately $350,000. See "Background of the Private Placement."

  •
  We will place the remainder of the proceeds, if any, in short-term, investment grade, interest bearing securities pending their use for other purposes, which may include additional capital contributions to the Bank.

    See "Use Of Proceeds."

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Background of Private Placement

    As previously reported, on June 16, 2000 the Office of Thrift Supervision ("OTS") notified the Bank that the OTS considered it to be "undercapitalized." In June and July 2000, the Company and the Bank prepared and filed with the OTS a preliminary capital plan for the Bank and also met with four different investment banks to discuss recapitalizing the Company and the Bank. During this period, the Company and the Bank began to actively consider all available strategic alternatives to improve the Bank's regulatory capital status, including the sale of the Participation Contract, a public rights offering or public offering of other securities, a private placement of securities or a merger or acquisition. The board was of the view throughout the recapitalization process, that a liquidation of the Bank or the placement of the Bank into conservatorship, would likely result in the Company's stockholders receiving nothing for their common stock. This view was based on the experience of the board and officers of the Company, the nature of the assets at the Bank and their likely realizable value in a liquidation or a distressed sale by a conservator and the various obligations at the Bank and Company to depositors and other creditors. For this reason, liquidation and conservatorship were not considered to be in the best interest of the Company or its stockholders. The discussion below outlines the history of the Private Placement and all material factors and events considered in connection with the approval thereof by the Board of Directors of the Company.

    In August 2000, the Company retained Keefe, Bruyette and Woods ("KBW") as investment advisors. KBW advised the Company that the most viable strategic alternatives were a public rights offering or a merger or acquisition. Based on this advice, the Company began to pursue both options simultaneously. During August 2000, KBW and the Company sought potential acquirors, while the Company, KBW and the Company's other professional advisors prepared a registration statement and related documentation for use in a contemplated rights offering.

    In September 2000, the Company filed a revised capital plan with the OTS, indicating that the Company intended to raise capital through a rights offering and infuse it into the Bank by December 31, 2000. Also in September 2000, the Company was informed by KBW that, due to the significant restructuring taking place at the Bank, the registration statement for the rights offering would have to be delayed to allow the inclusion of third quarter results. On September 25, 2000 the Company consented to an OTS order to cease and desist, requiring a $5.2 million capital infusion into the Bank by December 31, 2000. On the same date, the Bank consented to a supervisory agreement with the OTS imposing certain operating restrictions on the Bank and requiring it to improve its capital ratios.

    During September and October 2000 the Company continued to pursue the rights offering. Additionally, during this time period the Company had discussions with a potential merger partner who eventually indicated it was not interested in pursuing a merger or acquisition of the Company. The Company had meetings with another investment advisory firm and a potential investor during this time period, neither of which resulted in offers of recapitalization or merger. In October 2000, KBW indicated to the Company that, due to the Company's financial condition, it could not successfully complete the contemplated rights offering at that time. KBW stated that the best course would be to raise capital during the third or fourth quarter of 2001 after the effects of the Company's restructuring efforts could be seen. The other investment firm with which the Company spoke also indicated that a rights offering would not be possible at that time and that several quarters of stable results would be required prior to any capital infusion through a rights offering. As a rights offering was not feasible until the end of 2001, the Company shifted its focus to consummating a private placement or acquisition.

    During November 2000, the Company met with a potential investor, who began due diligence. The Company was also informed by a major stockholder that such stockholder was pursuing potential investors. Also in November, the Company appointed two new directors with experience in turning

7

around troubled financial institutions, appointed a special capital raising committee of the board of directors to meet at least monthly until sufficient capital was raised to comply with OTS requirements, and submitted an amended capital plan to the OTS. The Company also provided the OTS with supporting documentation from KBW indicating that the rights offering was not feasible at that time. The capital plan indicated that the Company would raise capital and infuse it into the Bank in the fourth quarter of 2001.

    In December 2000 and January 2001 the Company began to formulate terms for a possible private placement of debt and warrants. During this time, one potential investor indicated that it would not be interested in investing in the Company and the Company began to pursue an additional prospective investor. Discussions were held with three potential acquirors of the Company or the Bank. Two of these indicated that they were not interested in such an acquisition, while the third began a preliminary due diligence review.

    In February 2001, the OTS rejected the amended capital plan that the Company had submitted in November and notified the Bank that it intended to issue a prompt corrective action directive. Following the rejection of the capital plan, the Company spoke with KBW regarding the need to expedite the capital raising process or sale of the Company. KBW indicated that a rights offering was still not viable and that the only courses open to the Company were a strategic investment through a private placement or an acquisition. KBW briefed the board of directors on the sort of terms it could expect in a capital raising transaction. KBW identified three potential acquirors and indicated that within two weeks it would contact each of five or six investment groups of which it was aware that might be interested in investing in a private placement. Also during February, the only acquiror with which the Company was having discussions, indicated that it could not proceed with a transaction. However, the Company did identify another potential merger partner thereafter.

    In March 2001, the capital raising committee continued to meet with KBW regarding potential transactions and their expected terms. The potential acquirors identified by KBW indicated that they were not interested in a transaction. Two potential investors (the "New York Investor" and the "Venture Fund") indicated some level of interest. Three other potential investors indicated no interest. The Bank also continued to meet with and update the OTS. On March 22, 2001, the Bank stipulated to a prompt corrective action directive requiring the Bank to achieve certain capital ratios by June 30, 2001 or be merged or acquired by September 30, 2001.

    In April 2001, the Company had its first meeting with Namco Financial, which ultimately formed the Investor, New Life Holdings, LLC. Namco executed a non disclosure agreement and began its due diligence review of the Company. During April, the Company contacted three additional potential investors, none of which expressed an interest in investing. The Venture Fund indicated that it would be willing to lead a private placement. However, the New York Investor dropped out, not wishing to invest in a placement led by the Venture Fund. The Company began to negotiate the terms of a transaction with Namco Financial. Both Namco and the Venture Fund continued to conduct due diligence. The Bank also continued to meet with and update the OTS.

    In May 2001, the Company negotiated potential deal terms with both Namco and the Venture Fund. The capital raising committee met five times in April and May and the full board met three times in April and May to discuss the various offers and counteroffers and the terms thereof, in consultation with the officers of the Company and the Bank and their professional advisors. Also in May, an additional potential acquiror (the "Potential Acquiror") approached the Company and began due diligence. At a special meeting of the full board of directors of the Company on May 30, 2001, KBW provided the board with a comparative analysis of the Venture Fund and Namco Financial proposals. KBW recommended the Namco proposal. The board then approved the Namco proposal on the condition that Namco agree to the terms of the Company's then-current counteroffer regarding the interest rate of the note and the exercise price of the warrants. The board also authorized the CEO of

8

the Company to negotiate any ancillary terms. On May 31, 2001, Namco Financial submitted a revised term sheet and the Venture Fund withdrew its term sheet.

    Upon withdrawal by the Venture Fund of its term sheet, the New York Investor once again indicated it would be interested in pursuing a transaction and began due diligence. The Company continued to seek an acquiror during June and spoke to another candidate, which declined to proceed with a transaction. During June, due to concern over the June 30, 2001 OTS deadline and the failure of KBW to find an acquiror and in response to OTS concerns, the Company met another investment bank to discuss retaining them as investment advisors. On June 6, 2001, the Company executed a letter of intent with Namco Financial. Throughout June, the Company negotiated definitive agreements with Namco Financial, and continued to entertain other offers.

    On July 9, 2001, the Company received, through KBW, a verbal offer from the New York Investor. The capital raising committee met on that date to discuss the offer and compare it to the Namco transaction. The officers of the Company and the Company's professional advisors were also present to assist in a comparison of the offers. After lengthy discussion, the capital raising committee determined that the Namco proposal was superior to the New York Investor proposal, in terms of price, likelihood of consummation and potential return to existing stockholders.

    On July 11, 2001 the Potential Acquiror who had expressed an interest in the Company in May, sent a letter of interest to the Company. The letter was distributed to the board and the CEO of the Company called each director to discuss the proposal. The directors determined that the offer was inferior to the Namco proposal, due to the fact the Company's stockholders would be left with no operating entity as the offer was to purchase the Bank only, the mostly non-cash nature of the consideration and the numerous conditions to closing, making it highly uncertain the transaction would close. The board then determined that based on their extensive experience in seeking investors and acquirors over the prior year, a comparison of the various offers, the time constraints of the various regulatory orders and the input from their financial advisors, including KBW, that it was in the best interests of the Company and its stockholders to proceed with the proposed transaction with Namco Financial and New Life.

    On July 12, 2001, the Company executed definitive documents relating to a transaction (the "Terminated Private Placement") similar to, but not the same as, the current proposed transaction pursuant to which, upon receipt of $15,000,000 from New Life, the Company would issue a $15,000,000 secured note, due 2006 and bearing interest at a rate of 12% (increasing over time) and warrants to purchase up to 1,166,400 shares of the Company's common stock (representing approximately 47% of the common stock if exercised today), with an exercise price per share of the lesser of (i) $2.00, (ii) the average closing price of the common stock for the ten days preceding the sale of the warrant, (iii) 50% of the Company's net book value per share on the exercise date and (iv) the average closing price of the common stock for the thirty days preceding the exercise of the warrant. The Terminated Private Placement would also have given the holders of the notes the right to appoint three of seven directors of the Company and of the Bank.

    In August 2001, the OTS informed the Company that it would not issue the Bank a composite rating of 3 in anticipation of the close of the Private Placement, even if the rating assumed that the placement would close. Since the receipt of the rating and commitment letter were conditions to the closing of the Private Placement, it appeared that those conditions would not be able to be satisfied prior to the closing. The OTS subsequently informed the Company that it had no objection to a proposal whereby the entire $15,000,000 placed into escrow by the Investor, less costs and interest, would be distributed to the Company upon the receipt of a written commitment by the OTS, upon five days of the request therefor, to issue to the Bank a composite rating of 3 upon the distribution of the escrow to the Company.

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    On September 24, 2001, New Life informed the Board of Directors of the Company that it was terminating the Terminated Private Placement due to the failure to obtain a commitment from the Company's subordinated debtholders to allow the Company to repurchase its $1.5 million in outstanding subordinated debt for $250,000 or exchange it for a $500,000 note. In connection with the termination of the Terminated Private Placement the Company was not required to pay a break-up fee pursuant to the Note and Warrant Purchase Agreement executed in connection with the Terminated Private Placement.

    On October 5, 2001, the OTS notified the Bank that due to the termination of the Terminated Private Placement and adjustments to the Bank's capital ratios the Bank was deemed to be "significantly undercapitalized."

    On October 25, 2001 the Bank's Board of Directors signed a Marketing Assistance Agreement and Consent to the Appointment of a Conservator or Receiver with the OTS. Although no conservator, receiver or other legal custodian has been appointed thus far, the Bank has waived for the future any right it may otherwise have to challenge the appointment by the OTS of a conservator, receiver or other legal custodian.

    During October and November 2001 the Company continued to seek a private placement or acquirer, and spoke with two candidates. The first potential investor presented a term sheet to the Company on October 16, 2001 but subsequently withdrew its offer. The Company spoke extensively with the second potential acquirer, Vineyard National Bancorp ("Vineyard"). On October 15, 2001 Vineyard presented a non-binding Letter of Intent to the Company regarding its proposed acquisition of the Company. The term sheet provided for a merger of the Company into Vineyard such that each share of the Company's common stock would be converted into the right to receive a fractional number of shares of Vineyard common stock. The proposed exchange ratio valued the Company's common stock at $1.50 per share resulting in substantial dilution to the Company's stockholders. In addition, the Letter of Intent provided for a payment of a $250,000 break-up fee plus Vineyard's costs should the Company terminate the Letter of Intent for any reason under its control. The Board of Directors of the Company extensively discussed the proposed Vineyard transaction and on October 25, 2001, approved the Letter of Intent, which is non-binding except as it pertains to certain ancillary matters including the break-up fee.

    On November 13, 2001, the Investor re-indicated interest in a possible transaction with the Company and approached the Company with a revised proposal. The Company declined the offer on November 16, 2001 indicating that various provisions of the offer were unacceptable. On November 20, 2001 the Investor revised the proposal substantially on the terms described herein. The Board of Directors of the Company considered the Investor's proposal and compared it to the proposal by Vineyard. Notwithstanding the obligation to pay the Vineyard termination fee and costs, the Board of Directors decided to approve the Investor's proposal due to the superiority of the price terms of the proposal as compared to the Vineyard transaction, the significant amount that the Investor pledged to deposit into escrow and the likelihood of consummation. The Investor's proposal provided for less dilution to the Company's stockholders while still providing for sufficient capital to satisfy OTS requirements. In addition, the Board of Directors of the Company also considered the fact that the Vineyard transaction presented questions as to whether significant obstacles with respect to regulatory approval could be resolved. On November 20, 2001, the Company and the Investor executed the Note and Warrant Purchase Agreement, attached hereto as Appendix A, and ancillary documents thereto, the terms of which are described herein (the "Private Placement"). As a result of its termination of the Vineyard Letter of Intent, the Company shall be required to pay to Vineyard a $250,000 fee plus Vineyard's costs in connection with the Vineyard Letter of Intent. The Board of Directors considered the terms of the Investor's proposal and determined them to be superior to the Vineyard transaction, notwithstanding the Company's obligation to pay $250,000 break up fee including costs, and in the best interests of the stockholders of the Company. On November 27, 2001, KBW agreed to issue a letter to

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the Board of Directors of the Company in early December 2001, indicating that the terms of the proposed Private Placement are reasonable and appropriate in light of the Company's current situation. KBW will be paid a fee of $50,000 and reimbursed up to $25,000 for expenses incurred in connection with the letter and the work performed on behalf of the Company since signing the engagement letter in August 2000.

  Stockholder Authorization of the Private Placement

    The proposed Private Placement is the culmination of the Company's capital raising efforts over the past 16 months. Consummation of the Private Placement, which is subject to prior OTS approval, will allow the Company and the Bank to remove the regulatory actions against the Bank. Approval of the Private Placement will also allow the Bank to comply with minimum regulatory capital requirements. Upon the completion of the Private Placement (the "Closing"), the Bank's capital ratios will exceed 10.0% Total risk-based capital, 6.0% Tier 1 risk-based capital and 5.0% Leverage ratio. If the required capital is not raised, or no suitable candidate for merger is found, the OTS may take action against the Bank including, but not limited to, appointing a conservator or receiver for the Bank or requiring the Company to divest itself of the Bank. Furthermore, the approval by the stockholders of the Company of the transactions contemplated by the Private Placement is a condition to the closing of the Private Placement.

General

    This section of the Proxy Statement describes the material aspects of the proposed Private Placement that you are being asked to approve. While we believe that the description covers all material terms of the proposed Private Placement and related transactions, this summary may not contain all of the information that is important to you. For a more complete understanding of the Private Placement, you should carefully read this entire document and the Note and Warrant Purchase Agreement, attached to this Proxy Statement as Appendix A (the "Purchase Agreement"). Stockholders are urged to carefully read the Purchase Agreement.

    The Private Placement for which the Board of Directors of the Company is seeking stockholder authorization consists of a sale by the Company of a secured note, together with a warrant to purchase Common Stock, to New Life Holdings, LLC, a California limited liability company, or its nominee (the "Investor") in exchange for which the Company will receive $12,000,000. The sale of the note and warrant shall be made pursuant to the Purchase Agreement. The Company shall issue to the Investor a Senior Secured Note Due 2007 of the Company (the "Note"), substantially in the form of Exhibit A to the Purchase Agreement, in the initial principal amount of $12,000,000, together with a warrant to purchase up to a total of 1,166,400 shares of Common Stock, par value $.01 per share (the "Warrant"), substantially in the form of Exhibit B to the Purchase Agreement. The Closing is expected to occur on or before March 31, 2002.

    The Investor is a limited liability company formed for the specific purpose of making the $12,000,000 loan to the Company and holding the Note and the Warrant. The Investor will have no other business. The Investor has had no prior relationship with the Company or its affiliates. The Investor has raised the money required to fund the $12,000,000 loan through the sale of its membership interests. Management of the Company is familiar with the managing member of the investor, which has invested in and controls a commercial bank in Southern California and management is comfortable with the Investor's ability to fund the loan. In addition, the Investor has placed $1,500,000 in an escrow account, and is required to deposit an additional $1,000,000 in the escrow account upon receipt of the final approval of the Investor's form H-(e)1 change in control application from the OTS, which amount will be distributed to the Company, net of the Investor's transaction costs (up to $150,000), in the event that the Investor is unable to fund the loan. The existence of the escrow gives the Company further assurances that the Investor will fund the Private Placement.

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    The Closing is conditioned upon the receipt of all necessary approvals, including without limitation, regulatory approvals, consents, nonobjections and waivers necessary or advisable, including any required approvals or waivers under the Depository Institutions Management Interlocks Act and the prior approval of the OTS for both the occurrence of the proposed Private Placement and the designees to be added to the Board of Directors of the Company, as described below. The closing is also conditioned upon the lifting of the cease and desist order, the supervisory agreement, the prompt corrective action directive and the Marketing Assistance Agreement and Consent to the Appointment of a Conservator or Receiver, to which the Company and the Bank are currently subject and the Bank receiving a composite rating of at least 3 from the OTS. Upon the Investor's receipt of notice from the Company that all conditions to closing set forth in the Purchase Agreement, other than (i) the condition relating to the assignment by the OTS of the composite rating, and (ii) the condition relating to termination of regulatory orders and agreements, have been satisfied, the Investor shall provide written notice to the Company, the OTS, and the escrow agent that it is prepared to deposit the remaining purchase price of $9.5 million into the escrow account, such that the aggregate amount deposited into the escrow account by the Investor shall be $12 million. Upon giving the foregoing notice, the Investor shall deposit the remaining $9.5 million into the escrow account, and the closing documents shall concurrently be executed by the Investor and the Company, and also placed with the escrow agent. Immediately following the deposit of the remaining purchase price of $9.5 million by the Investor, the Company and the Bank shall request that the OTS reevaluate the Bank's existing composite rating in light of the deposit and the transactions contemplated in connection therewith, and shall supply the OTS with all required documentation in connection therewith.

    Upon the receipt by the Company and the Investor, within 5 (five) business days of the request therefor, of a written commitment of the OTS (the "Written Commitment") that upon the funding of the investment, (i) the OTS will assign to the Bank a composite rating of no greater than "3", and (ii) the OTS will terminate all supervisory directives, agreements and orders issued with respect to the Company or the Bank, the escrow agent shall, after any disbursements to the Investor of interest on the escrow account or reimbursement for costs in connection with the transactions, disburse all funds remaining in the escrow account to the Company and shall concurrently provide the executed closing documents to the appropriate parties. The Written Commitment must not contain material conditions other than a condition that the investment be consummated within a specified time after the issuance of the Written Commitment. Upon receipt of the Written Commitment, the escrow agent shall be instructed to disburse the funds and closing documents pursuant to a disbursement notice given to it by the Company, and Close within two business days of receipt of the disbursement notice. In the event the Written Commitment is not received within five (5) business days of the request therefor or contains material conditions other than the condition that the investment be consummated within a specified time period, the Investor shall be entitled to terminate the Purchase Agreement.

Provisions Applicable to the Note

  Maturity and Cash Flow Payments

    The Note shall mature on the fifth anniversary of the Closing (the "Maturity Date"). The Company shall be permitted to prepay the Note, in whole or in part, at any time, without penalty. Any such payment will be applied, first to pay any fees or costs required to be paid or reimbursed by the Company, then to accrued interest on the Note, then to the principal of the Note. The Note shall be freely assignable in whole or in part, in multiples of $500,000, to assignees (the assignees, together with the Investor, the "Note Holders" and each a "Note Holder"). In the event more than one Note is outstanding upon any payment or prepayment of less than all of the outstanding Notes, the Company shall allocate the principal amount and interest being prepaid by it, among the Notes in proportion to the respective unpaid principal amounts thereof.

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  Interest

    The Note shall accrue interest from the Closing (on the basis of a 360-day year of twelve 30-day months) compounded quarterly, at the following rates per annum: (i) 12% from the Closing until the first anniversary of the Closing, (ii) 13% from the first anniversary of the Closing until the second anniversary of the Closing, (iii) 14% from the second anniversary of the Closing until the third anniversary of the Closing, (iv) 15% from the third anniversary of the Closing until the fourth anniversary of the Closing, and (v) 16% from the fourth anniversary of the Closing until the fifth anniversary of the Closing. Interest shall be payable on a quarterly basis, beginning on the last business day of March 2003, with a final payment on the Maturity Date. Interest shall also accrue at the rate of two percentage points in excess of the applicable interest rate on any overdue amount, until such overdue amount is paid.

  Participation Contract

    In December 1999, the Company sold certain residual mortgage-backed securities and related mortgage servicing rights for cash and other consideration, consisting of a contractual right, from the purchaser of the residual mortgage-backed securities, to receive 50% of any of the cash realized from the residual mortgage-backed securities (the "Participation Contract"), subject to the purchaser's prior recapture of amounts stated therein. The Participation Contract is recorded on the Bank's financial statements at December 31, 2000 at its estimated fair value of $4.5 million. As shown in the "Use of Proceeds" section of this Proxy Statement, the Company will use a portion of the proceeds from the Private Placement to purchase the Participation Contract at its book value of $4.5 million.

  Security

    The Note shall be secured by all of the Company's assets, including, without limitation, all of the Bank's outstanding capital stock and the Participation Contract. The Note shall be entitled to the benefits of the Pledge and Security Agreement, attached as Exhibit D to the Purchase Agreement, and the collateral security described therein.

Provisions Applicable to the Warrant

  Exercise

    Upon exercise of the Warrant, which is freely assignable in whole or in part in denominations of not less then 10,000 shares of Warrant Stock (as defined below), the Investor or its assignee(s) (the assignees, together with the Investor, the "Warrant Holders" and each a "Warrant Holder") shall have the right to purchase during specified periods a total of up to 1,166,400 shares of Common Stock. Pursuant to the Warrant, on or before the first anniversary of the Closing the Warrant Holder will be able to purchase 116,640 shares of Common Stock. After the first anniversary of the Closing, but on or before the second anniversary of the Closing, the Warrant Holder will be able to purchase the initial 116,640 shares of Common Stock, plus an additional 116,640 shares of Common Stock. After the second anniversary of the Closing, but on or before the third anniversary of the Closing, the Warrant Holder will be able to purchase the 233,280 shares of Common Stock available during the first two years after Closing, plus an additional 116,640 shares of Common Stock. After the third anniversary of the Closing, but prior to the tenth anniversary of the Closing (the "Expiration"), the Warrant Holder will be able to purchase the 349,920 available during the first three years after Closing, plus the remaining 816,480 shares of Common Stock available under the Warrant. Based on 1,333,572 shares outstanding at December   , 2001, if the entire warrant were exercised, the shares issued upon its exercise would constitute approximately 47% of the Company's outstanding stock.

    The purchase price per share under the Warrant (the "Warrant Purchase Price") shall be $0.75 per share. The Warrant Holder may pay the Warrant Purchase Price with a certified or official bank check

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or by the surrender to the Company of a Note or Notes or by a combination thereof. At November 19, 2001, the day before the execution of the Purchase Agreement, the closing price of the Company's common stock was $1.35. At December   , 2001, the closing price of the Company's common stock was $    .

    Proportional adjustments in the number of shares of Common Stock issuable upon exercise of the Warrant and the Warrant Purchase Price shall be made upon the occurrence of recapitalizations, reorganizations, reclassifications of securities, consolidations, mergers, sales, subdivisions or combinations of shares, stock dividends, liquidation dividends, and similar events. In addition, the Warrant Purchase Price shall be subject to anti-dilution adjustments on a weighted average basis for issuances of securities by the Company at a purchase price less than the then-effective Warrant Purchase Price. Notwithstanding such adjustments, in no event shall the aggregate number of shares of Common Stock acquired upon exercise of the Warrant by New Life constitute greater than 49% of the issued and outstanding shares of the Company's common stock on a fully diluted basis.

  Possible Future Changes in Control

    Under the federal securities laws, a change in control may be deemed to occur even when less than a majority of a Company's outstanding shares have changed ownership. "Control" is generally understood to refer to the possession, direct or indirect, of the power to direct, or cause the direction, of the management and policies of a person or entity whether through ownership of voting shares, by contract, or otherwise. Thus, the proposed Private Placement may, at a subsequent date, constitute a change in control of the Company under federal securities laws, if a given Warrant Holder or a group of affiliated Warrant Holders were to exercise all or a significant portion of the Warrants.

    On or before the first anniversary of the Closing the Warrant Holders will be able to purchase 116,640 shares of Common Stock, representing in total approximately 8.0% of the Common Stock. After the first anniversary of the Closing, but on or before the second anniversary of the Closing, the Warrant Holders will be able to purchase the initial 116,640 shares of Common Stock, plus an additional 116,640 shares of Common Stock, representing in total approximately 14.9% of the Common Stock. After the second anniversary of the Closing, but on or before the third anniversary of the Closing, the Warrant Holders will be able to purchase the 233,280 shares of Common Stock available during the first two years after Closing, plus an additional 116,640 shares of Common Stock, representing in total approximately 20.8% of the Common Stock. After the third anniversary of the Closing, but prior to the tenth anniversary of the Closing, the Warrant Holders will be able to purchase the 349,920 available during the first three years after Closing, plus the remaining 816,480 shares of Common Stock available under the Warrants, representing in total approximately 47% of the Common Stock.

    If upon exercise, a Warrant Holder would own 25% or more of the issued and outstanding Common Stock, then approval by the OTS shall be required as a condition to exercise, and if upon exercise a Warrant Holder would own between 10% and 25% of the issued and outstanding Common Stock, then OTS approval may be required and, if required, such OTS approval shall be a condition to exercise.

  Registration Rights

    If, at any time after November 30, 2002, holders of Warrants for shares of Common stock issuable upon exercise thereof (the "Warrant Stock") and/or holders of shares of Common Stock issued upon exercise of the Warrants, in the aggregate of at least 349,920 of such issuable or issued shares, request that the Company effect a registration under the Securities Act of all or part of such securities with an offering value of at least $3,000,000, the Company shall use its best efforts to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that the Company shall be entitled to postpone effecting such registration for up to 90 days once during any twelve-month period. The Company shall not be obligated to effect more than two registrations under this provision.

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    If, at any time after June 30, 2002, holders of Warrant Stock and/or holders of shares of Common Stock issued upon exercise of the Warrants, in the aggregate of at least 349,920 of such issuable or issued shares, request that the Company effect a registration under the Securities Act on Form S-3 of all or part of such securities with an offering value of at least $1,000,000 and if Form S-3 is available for use by the Company, the Company shall use its best efforts to effect the registration under the Securities Act; provided, however, that the Company shall be entitled to postpone effecting such registration for up to 90 days once during any twelve-month period. The Company shall not be obligated to effect a registration on Form S-3 if the Company has already effected one registration on Form S-3 within the previous six-month period, nor shall the Company be obligated to effect more than a total of two registrations on Form S-3.

    If the Company proposes to effect a registration for any of its securities under the Securities Act, the Warrant Holders shall be permitted to include their Warrant Stock in such registration, subject to the right of the Company and its underwriters to reduce the number of securities proposed to be registered in view of market conditions. Upon the occurrence of such a reduction in the number of securities proposed to be registered, the Company shall first include the securities that the Company proposes to register then, to the extent permissible with giving effect to the reduction, the Company shall include the Warrant Stock proposed to be registered by the Warrant Holders. The Company shall not be obligated to effect more than two registrations under this provision.

    Expenses associated with the registration of the Warrant Stock (exclusive of underwriting discounts and commissions but including the fees of one counsel to the selling stockholders) shall be borne by the Company.

  Right of First Refusal

    Warrant Holders entitled to purchase 500,000 shares or more of Warrant Stock shall have a pro rata right of first refusal to purchase any shares of equity securities to be issued by the Company provided, however, this right of first refusal shall not be applicable to the issuance of equity securities in a public offering or as consideration in a merger or other similar event, issuance of equity securities upon the exercise of stock options issued under the Company's stock option plan or issuance of Warrant Stock upon the exercise of any Warrant.

Additional Terms of the Private Placement

  Board of Directors

    In connection with the Private Placement, the Company has agreed to increase the size of its Board of Directors from five to seven members and to permit the Investor to designate three new directors to serve on its Board for so long as any Notes shall remain outstanding (and until the third anniversary of the Closing if the Notes are paid before that time). It has also agreed to permit the Investor to designate three directors to serve on the Board of Directors of the Bank which already consists of seven members. The Company shall effect the increase in the size of its Board and the appointment of such new directors through a majority vote of directors as provided in the Company's Certificate of Incorporation. One or more of the Company's current Board members will resign to accommodate the new directors. The Company has also agreed to nominate and recommend that the stockholders vote in favor of each Investor designee as they come up for election. The Investor has agreed generally not to vote any shares of the Warrant Stock against any member of the Board nominated by the Company. Three members of the Bank board will also resign to accommodate the new Bank directors.

    While having the ability to appoint three directors to the boards of the Company and the Bank will not give the Investor control of either board, it may give the Investor the ability to significantly influence management.

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  Restrictions on Indebtedness

    For so long as any of the Notes remain outstanding, without written consent of a majority of the holders of the Notes, the Company and its subsidiaries shall not be permitted to incur, create or assume any additional indebtedness, other than in the ordinary course of business, except: (i) guarantees by the Company of indebtedness incurred by its subsidiaries that do not exceed $100,000 outstanding at any one time, with respect to one subsidiary and $300,000 outstanding at any one time, with respect to all subsidiaries; (ii) all existing indebtedness as of the Closing; and (iii) indebtedness secured by liens on mortgage loans in favor of the Federal Home Loan Bank, a warehouse lender, or on mortgage loans or securities pursuant to repurchase agreements and reverse repurchase agreements; liens in respect of equipment, furniture, fixtures, land, buildings and other fixed assets acquired by the Company or subsidiary to secure the purchase price thereof; or the extension or renewal of any such lien. The holders of the Notes shall be granted a first priority lien on all property of the Company securing such indebtedness, as additional security.

  Restrictions on Liens

    For so long as any of the Notes remain outstanding, without written consent of the majority of the holders of the Notes, the Company and its subsidiaries shall not be permitted to create any lien upon any of its property or assets, other than in the ordinary course of business, except: (i) liens for taxes, assessments or governmental charges payment of which is not at the time required; (ii) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen and other liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if a reserve as required by GAAP shall have been made; (iii) liens for loans pledged to the Federal Home Loan Bank in connection with existing indebtedness; (iv) liens on mortgage loans in favor of the Federal Home Loan Bank, a warehouse lender, or on mortgage loans or securities pursuant to repurchase agreements and reverse repurchase agreements with institutional counterparties; (v) liens (including Capitalized Leases) in respect of equipment, furniture, fixtures, land, buildings and other fixed assets acquired by the Company or any of its subsidiaries after the Closing, which liens exist or are created at the time of acquisition of such property or within 60 days thereafter, to secure indebtedness assumed or incurred to finance the purchase price of such property, but any such lien shall cover only the property so acquired or constructed and any improvements thereto (and any real property on which such property is located, if such property is a building, improvement or fixture), provided that the principal amount of the indebtedness secured by any such lien at the time incurred shall not exceed 100% of the lesser of the original cost or the fair market value of the property secured thereby, provided further that the holders of the Notes shall be granted a valid and perfected first priority lien on such property of the Company, as additional security; and such other liens as are listed in Section 10.2 of the Purchase Agreement.

  Restrictions on Consolidation, Merger or Disposition of Assets; Acquisitions

    For so long as any of the Notes remain outstanding without written consent of a majority of the holders of the Notes, the Company and its subsidiaries shall not enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself, or convey, sell, lease, transfer or otherwise dispose of the business, property or fixed assets of the Company or its subsidiaries, or acquire the business, property or fixed assets of, or stock or other evidence of beneficial interest in any person, except: (a) the Company and its subsidiaries may sell obsolete or worn out property in the ordinary course of business; (b) the Company and its subsidiaries may sell property other than in the ordinary course of business not exceeding in the aggregate in any four consecutive fiscal quarters 10% of the Company's total consolidated fixed assets as of the end of the last full fiscal quarter of the Company ended immediately prior to such period of four consecutive full fiscal quarters; and (c) the Company and its subsidiaries may sell all non-performing loans, all other non-performing assets, all sub-prime loans, and all second trust deed loans, including home equity lines of credit.

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  Restrictions to Amendments to Charter and Bylaws

    For so long as the Notes remain outstanding, without the written consent of a majority of the holders of the Notes, the Company shall not, without the prior written consent of the Investor, be permitted to (i) amend or modify its Certificate of Incorporation or Bylaws if such amendment or modification would materially adversely affect the Investor's rights or interests as a lender or security holder of the Company; (ii) institute cumulative voting; or (iii) change the number of authorized directors of the Company or the Bank.

  Restrictions of Issuances of Shares by Subsidiaries

    For so long as any of the Notes remain outstanding, without written consent of a majority of the holders of the Notes, the Company shall not be permitted to (i) issue, sell or otherwise dispose of any of its subsidiary's shares of capital stock (other than directors' qualifying shares, to satisfy preemptive rights or in connection with a split or combination of shares or a dividend payable in shares, or in connection with the Company's 2000 Stock Option Plan) except to the Company or a subsidiary of the Company, or (ii) have outstanding any shares of preferred stock other than shares of such stock owned by the Company or by a subsidiary of the Company.

  Restrictions on Payments

    For so long as any of the Notes remain outstanding, without written consent of a majority of the holders of the Notes, the Company shall not be permitted to make (i) any declaration or payment of any dividend or other distribution on its own stock (other than one payable solely in capital stock of the Company) or to incur any liability to make any other payment in respect of its capital stock; (ii) any payment or distribution on account of the purchase, redemption or other retirement of any of its capital stock, or of any warrant, option or other right to acquire such capital stock, or any other payment or distribution made in respect thereof, except any payment or distribution on account of the purchase, redemption or other retirement of its capital stock out of the net cash proceeds received by it after the Closing from a substantially concurrent sale of other capital stock of the Company or warrants, options, or other rights to acquire such capital stock; or (iii) make any payment or distribution on account of the principal of, or interest or other amounts, with respect to any indebtedness of the Company or its subsidiaries which is subordinated and subject in right of payment to the prior payment of the Notes.

  Limitations on Dividend Restrictions Affecting Subsidiaries

    The Company shall not permit any of its subsidiaries to become subject to any restriction on the ability of any such subsidiary to (i) pay dividends or make any other distributions on such subsidiary's capital stock; (ii) pay any indebtedness owed to the Company or any of its subsidiaries; (iii) make any loans or advances to the Company or any of such other subsidiaries; or (iv) transfer any of its property or assets to the Company or any of such other subsidiaries.

  Financial Covenants

    For as long as any of the Notes remain outstanding, the Company shall maintain a consolidated tangible net worth (as defined in the Purchase Agreement) equal to or greater than $8,000,000.

  Acquisition Proposals

    From the date of the Purchase Agreement, i.e., November 20, 2001, until the Closing, or the termination of the Purchase Agreement, without the prior written consent of the Investor, the Company shall not, and shall cause its subsidiaries not to, solicit, or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or

17

have any discussions with, any person relating to, any tender offer or exchange offer for, or any proposal for the acquisition of a substantial equity interest in, or a substantial portion of the assets of, or any merger or consolidation with, it or any of its subsidiaries. However, the Company may furnish confidential information and may participate in such discussions if its Board has determined that the failure to provide such information or participate in such discussions could cause the members of the Board to breach their duties under applicable laws. The Company shall advise the Investor of its receipt of any such proposal or inquiry within 24 hours of the receipt thereof. The Investor shall advise the Company of all current proposals, offers, discussions or negotiations to acquire or merge with, or acquire the shares of any other entity, where the effect of such action would result in a change of the financial condition of the Investor or result in dilution of ownership in the Investor.

  Events of Default

    The events of default under the Purchase Agreement include without limitation: (i) the Company defaults on any payment of principal due under the Note; (ii) the Company defaults on any payment of interest due under the Note and the default continues for five days; (iii) the Company defaults in the performance or observance of specified covenants, agreements or conditions contained in the Purchase Agreement, and such default continues for a period of 15 days after written notice thereof; (iv) the Company materially defaults in the performance or observance of any of the other covenants, agreements, or conditions contained in the Purchase Agreement and the Pledge and Security Agreement, and the default continues for 60 days; (v) the Company is generally unable to pay any of its debts as they become due, or upon the commencement of a voluntary case under the Federal Bankruptcy Code, or upon the filing of a petition seeking to take advantage of any other law providing for the relief of debtors; (vi) a proceeding shall be commenced, without the consent of the Company or its subsidiaries seeking the liquidation, reorganization, dissolution, or winding up of the Company or any of its subsidiaries; (vii) if a designee of the Investor is not elected to the Board of Directors of the Company for a reason other than public misconduct or other inappropriate behavior, and a substitute designee shall not be appointed within 60 days; (viii) any representation or warranty made on behalf of the Company in connection with the Purchase Agreement is materially false or incorrect; (ix) a reportable event occurs under any of the Company's employee benefit plans; and (x) there is a failure of the perfection, validity, priority or enforceability of any lien granted pursuant to the Purchase Agreement, other than a failure attributable to the Investor. Section 12 of the Purchase Agreement contains the complete list of events of default under the Purchase Agreement.

    Upon the occurrence of an event of default relating to a filing for liquidation, dissolution, reorganization, or winding up or for protection under the bankruptcy laws, amounts due under the Purchase Agreement become immediately due and payable. Upon the occurrence of any other event of default, the holders of at least 25% of the unpaid principal amount of the Notes may declare all amounts due under the Notes immediately due and payable. If the Company defaults on any payment or prepayment of principal or interest on any Note, the holder of such Note may declare the amounts due under the Note immediately due and payable. If the Holder of a Note declares the amounts due under the Note to be due and payable due to failure to pay principal or interest, the Company must provide notice to all other holders of Notes and all such holders may declare their respective Notes immediately due and payable. A majority of holders of the Notes may rescind any acceleration of the Notes. If it defaults on any of the Notes, the Company must pay the costs and expenses of collection.

    As soon as available, but within 90 days after the end of each fiscal year, the Company must submit a written statement of its Chief Financial Officer stating that in making the examination necessary for their report on the consolidated financial statements related to the fiscal year, he or she has obtained no knowledge of any default by the Company in the fulfillment of any of the terms, covenants, provisions or conditions of the Purchase Agreement, or if he or she has obtained knowledge of any default, information specifying the nature and status thereof. The Company must also submit an Officer's Certificate stating that no default by the Company or its subsidiaries exists or has existed

18

during the fiscal year, or if such a default exists or has existed, the nature and period of existence and what action is being taken, or has been taken, with respect thereto. Promptly, and within 10 days after becoming aware of the existence of any default or event of default, or any indebtedness of the Company or any of its subsidiaries being declared due before its maturity, the Company shall submit an Officer's Certificate describing the nature and status of the matter and what action the Company or subsidiary is taking or proposes to take with respect to the matter.

  Expenses

    Each party to the Purchase Agreement shall initially bear its own expenses. The purchase price for the Notes will be reduced by the amount of Investor's costs in connection with consummating the Private Placement. However, if the Purchase Agreement is terminated prior to Closing by the Investor due to a material breach by the Company, the Company shall reimburse the Investor an amount equal to the sum of (i) expenses paid by the Investor in connection with the Purchase Agreement, and (ii) $600,000. Failure to consummate the transaction as a result of a sale or assisted sale cause by or through the influence of any regulatory authority, failure to obtain stockholder approval, or failure to obtain OTS approval would not constitute a material breach or trigger the $600,000 payment. If the Purchase Agreement is terminated prior to Closing, regardless of the reason, the Company shall pay the Investor for all reasonable out-of-pocket expenses arising in connection with the Purchase Agreement. However, if the Purchase Agreement is terminated prior to Closing for a reason other than the material breach by the Company, the aggregate amount of such expenses shall be limited to $150,000.

  Termination Payment by Investor

    Pursuant to the Purchase Agreement the Investor has deposited $1,500,000 into an escrow account, and is required to place an additional $1,000,000 in the escrow account upon receipt of final approval of the Investor's form H-(e)1 change in control application from the OTS. All interest and earnings on the sums on deposit with the escrow agent shall be payable to the Investor. The Investor shall be entitled to reimbursement from such sums held by the escrow agent of all expenses paid or incurred in connection with the Purchase Agreement prior to Closing, or if the Purchase Agreement is terminated prior to Closing, paid or incurred prior to such termination. On the Closing, all sums deposited with the escrow agent shall be applied first, to payment or reimbursement of Investor's expenses in connection with the Purchase Agreement, and then to the purchase price of the Notes and Warrants. The purchase price for the Notes and Warrants shall be reduced by the amount of Investor's expenses.

    In the event that the Purchase Agreement is terminated prior to closing, the Company shall be entitled to retain (i) all sums on deposit with the escrow agent, less (ii) any interest or earnings owing to the Investor and less (iii) the amount of any expenses incurred or paid by the Investor in connection with the Purchase Agreement, up to $150,000, unless the agreement to purchase the notes and warrants is terminated as a result of (i) our failure to secure stockholder approval on or prior to March 31, 2002, (ii) our failure to deliver the documents required to be delivered at closing to New Life on the Closing Date or to hold the Closing, or (iii) the failure to obtain all regulatory approvals, the termination of all regulatory orders and agreements, or the receipt of a written commitment by the OTS that it will assign to the Bank a composite rating of no higher a number than "3." If the transactions do not close due to the occurrence of one of the events described in section (i), (ii) or (iii) of the preceding sentence, the amounts deposited in escrow shall be refunded to New Life.

  Indemnification

    Pursuant to the Purchase Agreement the Company has agreed to indemnify the Investor, and the Note and Warrant Holders (collectively, the "Indemnitees") from any and all loss and expense incurred as a result of: (i) any transaction financed or to be financed with proceeds from the sale of any of the

19

Notes, Warrants and Warrant Stock; (ii) the execution, delivery, performance or enforcement of the Purchase Agreement or any instrument contemplated hereby by any of the Indemnitees; (iii) any environmental matter or existence of hazardous materials, except for any liabilities arising out of any Indemnitee's gross negligence or willful misconduct. If the foregoing is unenforceable the Company agrees to make the maximum contribution permissible under the law. The obligations of the Indemnification section of the Purchase Agreement shall survive the payment or transfer of any Note and the enforcement of any provision.

  Amendment and Waiver

    Any term, covenant, agreement or condition of the Purchase Agreement or any of the Notes may, with the consent of the Company, be amended, or compliance may be waived, by one or more substantially concurrent written instruments signed by a majority of holders of the Notes, except (i) no amendment shall (a) reduce the principal of, or the rate of interest on, any of the Notes, (b) change the time of payment of all or any portion of the principal of or interest payable under the Notes, (c) modify any of the provisions of the Purchase Agreement or the Notes with respect to the payment or prepayment of principal or interest, (d) reduce the percentage of Notes required with respect to any such amendment or to effect any waiver, (e) modify any provision of the section of the Purchase Agreement describing Amendment and Waiver, without the prior written consent of all Note holders; and (ii) no waiver shall extend to any obligation not expressly waived. Any amendment or waiver shall apply equally to all holders of Notes and shall be binding upon them, upon each future holder of any Note, and upon the Company.

Use of Proceeds

    The gross proceeds from the Private Placement will be $12,000,000. The Company currently intends to use the proceeds as follows: (i) the Company will purchase the Participation Contract from the Bank for its book value of approximately $4,500,000; (ii) the Company will pay an estimated $3,200,000 to the Bank for taxes due the Bank; (iii) the Company will make a capital infusion to the Bank of $3,700,000; (iv) the Company will pay commissions and transaction costs incurred in connection with the Private Placement, currently estimated to be approximately $300,000; and (v) the Company will pay the estimated termination fee and costs related to the Vineyard Letter of Intent for $350,000. We will place the remainder of the proceeds, if any, in short-term, investment grade, interest bearing securities pending their use for other purposes, which may include additional capital contributions to the Bank. The actual use of proceeds will depend on the actual costs incurred, the actual amount of taxes due and the ultimate disposition of the subordinated debt.

Dilution

    The book value of our common stock as of September 30, 2001 was $9.8 million, or approximately $7.38 per share. Net book value per share represents the amount of our total assets less total liabilities, divided by the number of shares of common stock outstanding. Dilution in net book value per share represents the difference between the net book value per share as of September 30, 2001 and the net pro forma book value per share of our common stock immediately after the exercise of the entire warrant. After giving effect to the exercise of the warrants at the warrant price of $0.75 per share our net pro forma book value would have been approximately $10.7 million, or $4.29 per share. This

20

represents an immediate decrease in net book value of $3.09 per share to existing stockholders. The following table illustrates this dilution.

Warrant price per share	$0.75
Net book value per share as of September 30, 2001	$7.38
Decrease in book value per share attributable to the exercise of the warrants	$3.09

Pro forma net book value per share after the exercise of the warrants	$4.29

    The foregoing discussion and table are based upon the number of our shares actually issued and outstanding as of September 30, 2001, and assuming the exercise of warrants to purchase 1,166,400 shares of common stock. It should be noted that under the terms of the warrant, the entire warrant does not become exercisable until three years after its issuance. See "Provisions Applicable to the Warrant—Exercise."

Other Considerations

    The following summary describes all material United States federal income tax consequences to the Company relating to the acquisition by the Investor of the Note and the Warrants as of the date hereof. The summary is based on the Internal Revenue Code of 1986 (the "Code"), and existing final, temporary and proposed Treasury Regulations, Revenue Rulings and judicial decisions, all of which are subject to prospective and retroactive changes. The Company will not seek a ruling from the Internal Revenue Service (the "IRS") with regard to the United States federal income tax treatment relating to the acquisition of the Note and Warrants and, therefore, there can be no assurance that the IRS will agree with the conclusions set forth below. The Private Placement will have no direct tax impact on the Company's existing stockholders.

    The Note, with a face amount of $12,000,000, and the Warrant together will be treated as an investment unit (a "Unit") for federal income tax purposes. The amount paid by the Investor for the Unit will be allocated between the Note and the Warrant based upon their relative fair market values. The amount allocated to the Warrant, which may be substantial, will correspondingly increase the amount of the interest expense available for the Company with respect to the Note.

    The Note will be considered to have been issued at an original issue discount for United States federal income tax purposes in an amount equal to the excess of the sum of all payments provided by the Note (including the payments of stated interest) over the portion of the amount paid for the Unit allocated to the Note. The Investor will be required to include in gross income, and the Company will be entitled to deduct, the original issue discount as it accrues, in accordance with a constant interest method based on a compounding of interest, in advance of receipt of the cash payments attributable to such income.

    Although the Company generally will not recognize gain or loss upon the issuance, exercise or lapse of the Warrant, the exercise of the Warrant may cause a change in ownership of the Company for federal income tax purposes which may limit the ability of the Company to fully utilize any of its then existing tax attributes, such as net operating losses.

Vote Required to Approve the Private Placement

    In order to be approved, the Private Placement requires the vote of the holders of at least a majority of a quorum present or represented by proxy at the Special Meeting. As of the Record Date, there were a total of 1,333,572 shares of Common Stock outstanding and entitled to vote on the Private Placement. Stockholders are entitled to one vote per share. Directors and certain executive officers of the Company and their affiliates own 117,402 shares of Common Stock, approximately 8.8% of the total outstanding such shares, and have advised the Company that they intend to vote for the proposed Private Placement.

21

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PRIVATE PLACEMENT PURSUANT TO WHICH, UPON RECEIPT OF $12,000,000, THE COMPANY WOULD ISSUE A $12,000,000 SECURED NOTE, DUE 2007 AND BEARING INTEREST AT A RATE OF 12% (INCREASING OVER TIME) AND WARRANTS TO PURCHASE UP TO 1,166,400 SHARES OF ITS COMMON STOCK (REPRESENTING APPROXIMATELY 47% OF ITS COMMON STOCK IF EXERCISED TODAY), WITH AN EXERCISE PRICE OF $0.75 PER SHARE. THE PROPOSED TRANSACTION WOULD ALSO GIVE THE HOLDERS OF THE NOTES THE RIGHT TO APPOINT THREE OF SEVEN DIRECTORS OF THE COMPANY AND OF LIFE BANK, THE COMPANY'S PRINCIPAL OPERATING SUBSIDIARY

PROPOSAL 2

AJOURNMENT OR POSTPONEMENT OF THE MEETING

    At the special meeting, we may also ask you to consider and approve a proposal to adjourn the special meeting, which adjournment could be used for the purpose, among others, of allowing additional time for the solicitation of additional votes to approve the other proposals contained herein.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AJOURNMENT OR POSTPONEMENT OF THE MEETING, IF NECESSARY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on September 30, 2001 or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") adjusted for the recent 1:5 reverse stock split of the Common Stock. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act that owns more than 5% of the Company's Common Stock as of September 30, 2001.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	San Bernardino County Safety Employees' Association 555 North E Street San Bernardino, CA 92401	147,140	(2)	11.03.%
Common Stock	Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	126,900	(3)	9.52%
Common Stock	Vaughn S. Bryan, Jr. 1900 County Club Drive Redlands, CA 92373	88,600	(4)	6.6%

(1)
As of September 30, 2001, there were 1,333,572 shares of Common Stock outstanding.

(2)
As disclosed on a Schedule 13G filed on March 1, 2001.

(3)
As disclosed on a Schedule 13G filed on February 2, 2001.

(4)
As disclosed on a Schedule 13G filed on May 5, 2001.

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SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information as to the equity securities of the Company beneficially owned by Directors of the Company, Executive Officers of the Company, and Directors and Executive Officers of the Company as a group as adjusted for the recent 1:5 reverse stock split of the Company.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
	DIRECTORS
Common	Milton E. Johnson	22,905	1.72%
Common	Kent G. Snyder	2,000	*
Common	Edgar C. Keller	11,504	*
Common	Ronald G. Skipper	32,879	2.47%
Common	John Goddard	41,514	3.11%
	NAMED EXECUTIVE OFFICERS
Common	Steven R. Gardner	5,800	*
Common	Roy L. Painter	800	*
Common	STOCK OWNERSHIP OF ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (7 PERSONS)	117,402	8.8%

*
Does not exceed 1.0% of the Company's outstanding securities

(1)
Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(2)
Does not include any shares issuable pursuant to outstanding options.

(3)
As of September 30, 2001, there were 1,333,572 shares of Common Stock outstanding.

FUTURE STOCKHOLDER PROPOSALS

    All proposals of stockholders who wish to bring business before our 2002 Annual Meeting of Stockholders must be received by us at our principal executive offices, listed on the first page of this Proxy Statement, not later than December 24, 2001, for inclusion in our proxy statement and proxy card relating to such annual meeting.

    For business to be properly brought before the next annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for

23

conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and, (iv) any material interest of such stockholder in such business. No business shall be brought before or conducted at an annual meeting except in accordance with the Company's bylaws. The person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions contained in the bylaws and, if he or she should so determine, he or she shall so declare to the meeting, and any such business so determined to be not properly brought before the meeting shall not be transacted.

CERTAIN FINANCIAL INFORMATION

    Attached hereto as Appendix B is the Company's Form 10-K/A for the year ended December 31, 2000. Attached hereto as Appendix C is the Company's Form 10-Q for the nine months ended September 30, 2001. Both the Form 10-K/A and Form 10-Q are not to be regarded as proxy soliciting material, except for the audited financial statements included in such Form 10-K/A, and the sections in such reports entitled "Supplementary Financial Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Changes In and Disagreements with Accountants on Accounting and Financial Disclosure," and "Quantitative and Qualitative Disclosure about Market Risk." Representatives from the accounting firm of Grant Thornton are expected to be present at the security holders' meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

24

Appendix A

LIFE FINANCIAL CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

$12,000,000
SENIOR SECURED NOTES DUE 2006

AND

WARRANTS INITIALLY EXERCISABLE TO PURCHASE 1,166,400
SHARES OF COMMON STOCK

Dated as of November 20, 2001

i

5.2 Corporate Authority	14
5.3 Accredited Investor	14
5.4 Binding Effect	14
5.5 Financial Capacity	14
5.6 No Consents	15
5.7 No Conflicts	15
SECTION 6 CLOSING CONDITIONS	15
6.1 Proceedings Satisfactory	15
6.2 Regulatory Approvals	15
6.3 Opinion of Counsel to the Borrower	15
6.4 Termination of Regulatory Orders and Agreements	16
6.5 Representations and Warranties True, Etc.; Certificates	16
6.6 Absence of Material Adverse Change, Etc.	16
6.7 Consents and Approvals	16
6.8 Stockholder Approval	16
6.9 Absence of Litigation, Orders, Etc.	16
6.10 Your Purchase Permitted by Applicable Laws; Legal Investment	16
6.11 OTS Examination and Results	16
6.12 Amendment of Certificate of Incorporation	16
6.13 Pledge and Security Agreement	16
6.14 Shares of Subsidiaries	16
6.15 Disposition of Subordinated Debt	16
6.16 Fees Payable at Closing	16
SECTION 7 FINANCIAL STATEMENTS AND INFORMATION	16
SECTION 8 INSPECTION OF PROPERTIES AND BOOKS	20
SECTION 9 AFFIRMATIVE COVENANTS	20
9.1 Payment of Principal and Interest; to Keep Books; Reserves; Etc.	20
9.2 Payment of Taxes and Claims	20
9.3 Maintenance of Properties and Corporate Existence	21
9.4 Insurance	22
9.5 Use of Proceeds	22
9.6 Corporate Governance	22
9.7 Joinder in Certain Covenants by Bank	23
9.8 Special Meeting of Stockholders	23
9.9 Adjustment on Occurrence of Economic Loss	23
9.10 Further Assurances	23
SECTION 10 NEGATIVE AND MAINTENANCE COVENANTS	23
10.1 Restrictions on Indebtedness	23
10.2 Restrictions on Liens	23
10.3 Sales and Leasebacks	25
10.4 Transactions with Affiliates	25
10.5 Consolidation, Merger or Disposition of Assets; Acquisitions	25
10.6 Sale or Discount of Receivables	25
10.7 Certain Contracts	25
10.8 No Amendment of Charter, By-Laws	26
10.9 [Intentionally deleted.]	26
10.10 Restricted Payments	26
10.11 Issuance of Shares by Subsidiaries	26
10.12 Financial Covenant	26
10.13 Acquisition Proposals	26

ii

10.14 Regulatory Applications; Filings; Consents	26
10.15 Limitation on Dividend Restrictions Affecting Subsidiaries	27
10.16 Acquisition of Margin Securities	27
10.17 [Intentionally deleted.]	27
10.18 Joinder in Certain Covenants by Bank	27
10.19 Restrictions on Investor's Acquisition of Additional Common Stock	27
10.20 Investor's Best Efforts	27
SECTION 11 DEFINITIONS	27
SECTION 12 EVENTS OF DEFAULT	34
12.1 Events of Default: Remedies	34
12.2 Suits for Enforcement	36
12.3 Remedies Cumulative	36
12.4 Remedies Not Waived	36
SECTION 13 TERMINATION PRIOR TO CLOSING	37
13.1 Conditions for Termination	37
13.2 Effect of Termination	37
13.3 Termination Payment by Investor	37
13.4 Termination Payment by Borrower	38
13.5 [intentionally deleted]	38
13.6 Liquidated Damages	38
SECTION 14 REGISTRATION, EXCHANGE, AND TRANSFER OF NOTES	38
SECTION 15 LOST, STOLEN, DAMAGED AND DESTROYED SECURITIES	39
SECTION 16 MISCELLANEOUS	39
16.1 Payments	39
16.2 Amendment and Waiver	39
16.3 Expenses	40
16.4 Survival of Representations and Warranties	40
16.5 Successors and Assigns	41
16.6 Notices	41
16.7 Governing Law	41
16.8 Submission to Jurisdiction: Waiver of Service and Venue	41
16.9 Indemnification	42
16.10 Registration Rights	42
16.11 Integration and Severability	51
16.12 Nature of Investor and Holder Consents and Actions	51
16.13 Counterparts	52
16.14 Waiver of Right to Trial By Jury	52

iii

LIFE FINANCIAL CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

    November 20, 2001

NEW LIFE HOLDINGS, LLC, a California limited liability company

Ladies and Gentlemen:

    The undersigned, LIFE FINANCIAL CORPORATION, a Delaware corporation (the "Borrower") hereby agrees with NEW LIFE HOLDINGS, LLC, a California limited liability company ("Investor" or "you") as follows:

    Section 1.  Authorization and Issue of Notes and Warrants.  The Borrower has duly authorized the issue, sale and delivery of its Senior Secured Note Due 2006 in the initial principal amount of $12,000,000, to be dated the date of issue thereof, to bear interest (computed on the basis of a 360-day year of twelve 30-day months), compounded quarterly, from such date at the Applicable Rate (as defined below) payable in cash on each Interest Payment Date, and to bear interest (so computed) at the rate of two percentage points in excess of the Applicable Rate on any overdue principal and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid, to mature on the Business Day preceding the fifth anniversary of the Closing Date (the "Maturity Date") and to be substantially in the form of Exhibit A hereto attached (such Note originally issued pursuant to this Agreement, or delivered in substitution or exchange for such note, being collectively called the "Notes" and individually a "Note"). The Notes shall be entitled to the benefit of the Pledge and Security Agreement and the collateral security described therein. As provided in the Note, all interest shall accrue and be added to principal through and including December 31, 2002. Thereafter, interest shall be payable commencing with the first Interest Payment Date in 2003.

    The Borrower has duly authorized the issue, sale and delivery of Warrants initially exercisable to purchase an aggregate of 1,166,400 shares of its Common Stock, par value $.01 per share (the "Common Stock"), at an exercise price equal to $0.75 per share, such Warrants to be dated the date of issue thereof, and to be substantially in the form of Exhibit B hereto (all such Warrants originally issued pursuant to this Agreement or delivered in substitution or exchange for any thereof being referred to herein collectively as the "Warrants" and individually as a "Warrant", and all Common Stock issuable upon exercise of the Warrants being sometimes referred to as the "Warrant Stock").

    As used herein, the term "Securities" shall mean and include the Notes, the Warrants and the Warrant Stock. Other terms capitalized herein shall have the meaning attributed to such terms in Section 11 of this Agreement.

    Section 2.  Purchase and Sale of Notes and Warrants.  The Borrower hereby agrees to sell to you and, subject to the terms and conditions herein set forth, you agree to purchase from the Borrower, Notes in the initial aggregate principal amount of $12,000,000, at a purchase price of 100% of the principal amount thereof less transaction costs paid or incurred by the Investor in connection with the Transaction.

    Commencement of the closing of the purchase and delivery of the Notes and Warrants to be purchased by you hereunder shall take place at the offices of Manatt, Phelps & Phillips, LLP at 10:00, Los Angeles time on a date which is within 15 calendar days of the satisfaction of the last to occur of the conditions set forth in Section 6 of this Agreement, except for the conditions set forth in Sections 6.4 and 6.11 (or such other time and place as the parties shall agree) (herein called the "Commencement Date") provided that, unless the parties shall otherwise agree, the Commencement Date shall occur on or prior to the later of (i) January 31, 2002, and (ii) four (4) days after the stockholders of Borrower approve the Transactions, as contemplated in Sections 6.8 and 9.8 of this

2

Agreement. The Closing Date shall be the date which, in accordance with the terms of that certain Escrow Agreement (the "Escrow Agreement"), which is incorporated by reference herein in its entirety, dated of even date herewith, among the Borrower, the Investor and the Escrow Agent (the "Escrow Agent"), (i) the Borrower will deliver to you a Note or Notes registered in your name or in the name of your nominee, each such Note to be duly executed and dated the Closing Date, in the aggregate principal amount to be purchased by you as specified above, in such denominations (not less than $500,000 and multiples of $100,000 in excess thereof) as you may specify by timely notice to the Borrower (or, in the absence of such notice, one Note registered in your name in a principal amount equal to the aggregate principal amount of Notes to be purchased by you hereunder), against your delivery to the Borrower of immediately available funds in the amount of the aggregate purchase price of such Note or Notes, and (ii) the Borrower will deliver to you Warrants issued in your name or in the name of your nominee, in such denominations (of not less than 10,000 shares) as you may specify by timely notice (or in the absence of such notice to the Borrower, one Warrant issued in your name exercisable to purchase the aggregate number of shares of Warrant Stock for which all Warrants to be purchased by you hereunder shall be exercisable on 30 days notice), against your delivery to the Borrower of immediately available funds in the amount of the aggregate purchase price of such Warrants (the "Closing Date").

    Section 3.  Payments of Notes.

      3.1  Mandatory Payment of Principal.  The principal amount of the Notes, along with all accrued but unpaid interest and other charges, shall be paid on the Maturity Date, or on such earlier date as set forth in this Agreement.

      3.2  [Intentionally Deleted]

      (a) [Intentionally Deleted]

      (b) [Intentionally Deleted]

      3.3  Optional Prepayments of the Notes.  At any time, upon notice given as provided in Section 3.4, the Borrower, at its option, may prepay, without penalty or premium, all or any part (but only in a whole number multiple of $100,000) of the principal amount of the Notes, together with accrued but unpaid interest on the principal amount being prepaid to the date of such prepayment. Any such payment shall be applied, first to pay any fees or costs required hereunder to be paid or reimbursed by Borrower, then to accrued interest on the Note, then to the principal of the Note.

      3.4  Notice of Prepayment of the Notes.  The Borrower shall call Notes for prepayment pursuant to Section 3.3 by giving written notice thereof to each holder of Notes, which notice shall be given not less than ten nor more than 30 days prior to the date fixed for such prepayment in such notice and shall specify the principal amount so to be prepaid and the date fixed for such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes so to be prepaid as specified in such notice, together with interest accrued thereon to such date fixed for prepayment, shall become due and payable on the specified prepayment date.

      3.5  Allocation of Payments.  In the event more than one Note is outstanding, upon any payment or prepayment of less than all of the outstanding Notes pursuant to Section 3.3, the Borrower shall allocate the principal amount so to be prepaid by it and the interest, among the Notes in proportion to the respective unpaid principal amounts thereof.

      3.6  Surrender of Notes; Notation Thereon.  Subject to the provisions of Section 16.1, the Borrower may, as a condition of payment of all or any part of the principal of, and interest on, any Note, require the holder to present such Note for notation of such payment and, if such Note be paid in full, require the surrender thereof.

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      3.7  Purchase of Notes.  The Borrower will not, nor will it permit any of its Subsidiaries or Affiliates to, acquire directly or indirectly by purchase or prepayment or otherwise any of the outstanding Notes except by way of payment or prepayment in accordance with the provisions of such Notes and of this Agreement.

    Section 4.  Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Investor that:

      4.1  Corporate Existence and Power.  The Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business in each additional jurisdiction where the failure to so qualify would have a Material Adverse Effect. The Borrower and each of its Subsidiaries has all requisite corporate power to own its Properties and to carry on its business as now being conducted and as proposed to be conducted, and the Borrower has all requisite corporate power to execute, deliver and perform its obligations under this Agreement, to execute, issue, sell, deliver and perform its obligations under the Notes and the Warrants, and to engage in the respective transactions contemplated by each such agreement, instrument and document.

      4.2  Corporate Authority.  The execution, delivery and performance by the Borrower of this Agreement, the Warrants and the Notes to which it is a party are within the Borrower's corporate power and, subject to shareholder approval, have been duly authorized by all necessary corporate action on the part of the Borrower.

      4.3  Binding Effect.  This Agreement is the legal, valid and binding obligation of the Borrower, and the Notes and Warrants, when issued and delivered against payment therefor as herein provided, will be the legal, valid and binding obligations of the Borrower, in each case enforceable against the Borrower in accordance with their respective terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

      4.4  Capital Stock.

      (a) The authorized capital stock of the Borrower consists of 25,000,000 shares of Common Stock, 1,333,572 shares of which are issued and outstanding, and 5,000,000 shares of Preferred Stock, $0.01 par value per share, none of the shares of which are issued and outstanding. All of the issued and outstanding shares of capital stock of the Borrower are validly issued, fully paid and non-assessable.

      (b) The shares of Warrant Stock initially issuable upon the exercise of the Warrants have been duly authorized for issuance and, when sold and delivered against payment therefor as provided herein and in the Warrants, will be validly issued, fully paid and non-assessable and will be free and clear of all preemptive rights and Liens and will be entitled to the respective voting and other powers as are set forth with respect thereto in the Certificate of Incorporation.

      (c) After giving effect to the Transactions, except as contemplated by this Agreement, or as disclosed on Schedule 4.4 or in the Exchange Act Filings, the Borrower will not have outstanding any capital stock or other securities convertible into or exchangeable for any of its capital stock, nor will it have outstanding any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock. After giving effect to the Transactions, the Borrower will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock, or to any obligation (contingent or otherwise) evidencing the right of the holder thereof to purchase any of its capital stock.

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      (d) As of the date of this Agreement, Borrower has timely filed all annual reports, quarterly reports and current reports required to be filed by Borrower under the Exchange Act for the calendar years 2000 and 2001.

      4.5  Business Operations and Other Information; Financial Condition.

      (a) The Borrower has delivered to you true and complete copies of (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1998, December 31, 1999 and December 31, 2000, and the related audited consolidated statements of income, stockholders' equity and cash flows for the fiscal years then ended, together with the notes thereto and the report thereon of Grant Thornton, LLP (the "Audited Financial Statements"), (ii) the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as of June 30, 2001, and the related consolidated statements of income and retained earnings for the fiscal quarter then ended, Certified in each case by the chief financial officer of the Borrower and (iii) the unaudited consolidated balance sheets of the Borrower and its subsidiaries as of June 30, 2001, and the related consolidated statements of income and retained earnings for the month then ended, Certified in each case by the chief financial officer of the Borrower (the "Unaudited Financial Statements"; the Audited Financial Statements and the Unaudited Financial Statements are sometimes hereinafter collectively referred to as the "Financial Statements"). True and complete copies of the Financial Statements are attached hereto as Schedule 4.5(a). The Financial Statements have been prepared in accordance with GAAP (except as noted thereon) consistently applied throughout the periods involved, and fairly present the consolidated financial position, results of operations and cash flows of the Borrower and its Subsidiaries as at each of the dates and for each of the periods covered thereby, subject (in the case of the Unaudited Financial Statements) to non-material recurring year-end audit adjustments, absence of cash flow statements and absence of the notes required by GAAP. Except as disclosed in Schedule 4.5(a), since December 31, 2000, there has been no material adverse change in the business, operations, Properties, assets, liabilities, income, or to the Borrower's knowledge, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole. Except as disclosed in Schedule 4.5(a). neither the Borrower nor any of its Subsidiaries has any Indebtedness or liability, absolute or contingent, liquidated or unliquidated, known or unknown, except Indebtedness and liabilities reflected or reserved against on the consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2000 included in the Financial Statements or incurred since that date in the ordinary course of business of the Borrower and its Subsidiaries.

      (b) Except as reflected in the Financial Statements or the Exchange Act Filings, since December 31, 2000, and except as disclosed on Schedule 4.5(b), neither the Borrower nor any of its Subsidiaries has:

        (1) incurred or assumed any Indebtedness, obligations or liabilities (absolute, accrued, or contingent and whether due or to become due), except liabilities incurred in the ordinary course of business;

        (2) paid any Indebtedness, obligation or liability other than liabilities in the ordinary course of business, or discharged any Liens other than those securing current liabilities, in each case in the ordinary course of business;

        (3) declared or paid any dividend or distribution to its stockholders, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so;

        (4) subjected any of its Property to any Lien, other than Liens incurred in the ordinary course of business of the type described in subsections (a) through (f), inclusive, of Section 10.2 hereof;

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        (5) sold, transferred, licensed or released any of its Property except in the usual and ordinary course of business:

        (6) suffered any physical damage, destruction, or loss (whether or not covered by insurance) which had or may in the future have a Material Adverse Effect on any of them;

        (7) entered into any transaction other than in the usual and ordinary course of business;

        (8) encountered any strike, work stoppage or other adverse collective labor action or any labor union organizing activities;

        (9) issued or sold any shares of capital stock or other securities or granted any options or similar rights with respect thereto;

        (10) made any change in accounting methods, practices or principles;

        (11) waived, released, granted or transferred any rights of value, or modified or changed in any material respect any existing license, lease, contract or other document, other than in the usual and ordinary course of business; or

        (12) agreed to do any of the foregoing.

      (c) Attached hereto as Schedule 4.5(c) is a true and complete copy of the latest projections of the consolidated income and cash flow of the Borrower and its Subsidiaries for the Borrower's fiscal year ending December 31, 2001. Such projections have been prepared by management of the Borrower on the basis of assumptions, set forth in Schedule 4.5(c), which such management reasonably believes are fair and reasonable in light of the historical financial performance of the Borrower and its Subsidiaries, and of current and reasonably foreseeable business conditions.

      4.6  Subsidiaries.  The Annual Report of Borrower on Form 10-K, as amended, for December 31, 2000 sets forth a true and complete list of all Subsidiaries of the Borrower, setting forth as to each such Subsidiary its jurisdiction of incorporation. All Subsidiaries are authorized or qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so authorized or qualified would have a Material Adverse Effect. The Borrower has no direct or indirect equity interest in any Person other than the Subsidiaries listed in Schedule 4.6. All outstanding shares of capital stock of the Borrower and each such Subsidiary have been duly and validly issued, and are fully paid and non-assessable and owned of record and beneficially by the Borrower and/or one or more of such Subsidiaries. The Borrower has good title to all of the shares of capital stock of each of its Subsidiaries, free and clear in each case of any Lien. There are no securities outstanding that are convertible into or exchangeable for any capital stock of any of such Subsidiaries, nor are there outstanding any rights to subscribe for or purchase, or any options or warrants for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any capital stock or of any of such Subsidiaries or any securities convertible into or exchangeable for any such capital stock.

      4.7  Litigation; No Violation of Governmental Orders or Laws.

      (a) Except as set forth in Schedule 4.7, there are no actions, suits or proceedings pending, or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or any Properties or rights of the Borrower or of such Subsidiaries which, if adversely determined, would have a Material Adverse Effect; or which seek to enjoin, or otherwise prevent the consummation of, any of the Transactions or to recover any damages or obtain any relief as a result of any of the Transactions in any court or before any arbitrator of any kind or before or by any Governmental Body;

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      (b) Except as disclosed in its Exchange Act Filings, Borrower and each Subsidiary is in material compliance with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable to the conduct of its business, including, without limitation, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act and all other applicable fair lending laws and other laws relating to discriminatory business practices;

      (c) [Intentionally deleted]

      (d) Except as set forth in Schedule 4.7 or in the Exchange Act Filings, Borrower and each Subsidiary has received, since December 31, 1998, no notification or communication from any Regulatory Authority (A) asserting that it is not in compliance with any of the statutes, regulations, or ordinances which such Regulatory Authority enforces, (B) threatening to revoke any license, franchise, permit, or governmental authorization, (C) threatening or contemplating revocation or limitation of, or which would have the effect of revoking or limiting, federal deposit insurance (nor, to its knowledge, do any grounds for any of the foregoing exist) or (D) failing to approve any proposed acquisition, or stating its intention not to approve acquisitions, proposed to be effected by it within a certain time period or indefinitely.

    Except as set forth in Schedule 4.7 or in the Exchange Act Filings, neither the Borrower nor any of its Subsidiaries is or will be, after or as a result of giving effect to the Transactions, in default under or in violation of any Order of any court, arbitrator or Governmental Body, or of any statute or law or of any rule or regulation of any Governmental Body, which default or violation has or might have a Material Adverse Effect.

    As used in this Agreement, the term "Governmental Body" includes any Federal, state, county, city, town, village, municipal or other governmental department, commission, board, bureau, agency, authority or instrumentality, domestic or foreign; and the term "Order" includes any order, writ, injunction, decree, judgment, award, determination or written direction or demand of any court, arbitrator or Governmental Body.

      4.8  Outstanding Indebtedness; Investments.

      (a) The Unaudited Financial Statements for the month ended June 30, 2001 sets forth a correct and complete summary of all Indebtedness of the Borrower and its Subsidiaries outstanding or existing on the date thereof (before giving effect to the Transactions). No event of default or event which, with due notice or lapse of time or both, would become an event of default has occurred and is continuing under the terms of the documents pursuant to or in connection with which any of such Indebtedness was created or incurred. No Indebtedness has been entered into since June 30, 2001 except as set forth on Schedule 4.8.

      (b) [Intentionally deleted.]

      4.9  Consents, Etc.  No consent, approval or authorization of or declaration, registration or filing with any Governmental Body, including without limitation any Regulatory Agency, or any nongovernmental Person, including, without limitation, any creditor or stockholder of the Borrower or any of its Subsidiaries, is required in connection with the execution or delivery of this Agreement, the Warrants or the Notes by the respective parties thereto or the performance by such parties of their respective obligations thereunder, or in connection with the consummation of the Transactions or the issuance, sale and delivery of the Warrants hereunder, or as a condition to the legality, validity or enforceability of this Agreement, the Warrants or the Notes or to the legality or validity of the offer, issue, sale or delivery of the Securities to the Investor hereunder, except for such consents, approvals, authorizations, declarations, registrations or filings as are listed in Schedule 4.9.

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      4.10  Title to Properties.  The Borrower and each of its Subsidiaries has (i) good and marketable fee simple title to its respective real Properties (other than real Properties which are leased from others), subject to no Lien of any kind except Liens permitted by Section 10.2 and (ii) good title to all of its other respective Properties and assets (other than Properties and assets leased from others), subject to no Lien of any kind except Liens permitted by Section 10.2. The Borrower's Annual Report on Form 10-K, as amended, for the year ended December 31, 2000 sets forth a true and complete list and brief description of all real Property owned or leased by the Borrower and any of its Subsidiaries on the date thereof, except for real estate owned as a result of foreclosure or deed-in-lieu of foreclosure, which real estate is described on Schedule 4.10. True and complete copies of all leases, together with all amendments, modifications and supplements thereto to the date hereof, have been delivered to the Investor or its representatives. The Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all such leases to which it is a party, and all such leases are valid and subsisting and in full force and effect. Neither the Borrower nor any of its Subsidiaries is in material breach or violation of the terms of any of such leases, and the Borrower knows of no breach or violation of any of such leases by Borrower or any third party.

      4.11  Taxes.  The Borrower and each of its Subsidiaries has filed, or on behalf of such Persons there have been filed, all federal, state and local tax returns, informational returns and excise tax returns which are required to have been filed by or on behalf of such Persons, and there have been paid all taxes shown to be due and payable on such returns and all other material taxes and assessments payable by any of them, to the extent the same have become due and payable and before they have become delinquent. No material tax assessment against the Borrower or any of its Subsidiaries has been proposed and all of their respective tax liabilities are adequately provided for or reserved against on their respective books and financial statements in accordance with GAAP. The federal income tax returns of the Borrower and each of its Subsidiaries have been audited by the Internal Revenue Service, and such audits have been completed, or the statute of limitations has run, for all tax years of the Borrower through and including the year ended December 31, 1997, and all deficiencies, assessments, interest and penalties proposed as a result of any such audit have been paid in full. No issue has been raised in any such examination that, by application of similar principles, may reasonably be expected to result in the assertion of a material deficiency for any other taxable year not so examined. No tax return of the Borrower or any of its Subsidiaries is currently being audited by any Governmental Body. Neither the Borrower nor any of its Subsidiaries has taken any reporting position for which it does not have a reasonable basis or anticipates any further material tax liability with respect to its taxable years that have not been closed. No consents waiving or extending the statute of limitations with respect to taxes for any year have been granted by the Borrower or any of its Subsidiaries to, or have been requested by, the Internal Revenue Service.

      4.12  No Conflicts with Agreements, Etc.  Except as set forth in Schedule 4.12 and pursuant to the Vineyard Letter of Intent (as described below), neither the execution and delivery of this Agreement, the Warrants or the Notes nor the fulfillment of or compliance with the terms and provisions hereof or thereof, nor the offering, sale or issuance of any of the Securities, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any Properties or assets of the Borrower or any of its Subsidiaries, or result in any violation of, or require for its validity any authorization, consent, approval, exemption or other action by, or notice to, any Governmental Body, pursuant to the charter or by-laws of any of them, any award of any arbitrator or any contract, agreement, mortgage, indenture, lease, instrument, Order, statute, law, rule or regulation to which any of them or any of their respective assets is subject. Except as set forth in Schedule 4.12 and pursuant to the Vineyard Letter of Intent (as described below), neither the Borrower nor any of its Subsidiaries is, nor after giving effect to the Transactions will any of them be, in violation of, or in default under,

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  any (i) Order, law or administrative regulation binding upon it or any of its Properties, or (ii) any contract, mortgage, indenture, lease, instrument or agreement binding upon it or any of its Properties, which breach, conflict, violation or default might have a Material Adverse Effect. The Borrower is in negotiations with Vineyard National Bancorp ("Vineyard") regarding its merger into Vineyard, and has signed a letter of intent with Vineyard (the "Vineyard Letter of Intent"). Pursuant to the Vineyard Letter of Intent, the Borrower will be obligated to pay Vineyard a termination fee of $250,000, together with costs incurred by Vineyard to date related to the Vineyard Letter of Intent, if it effects any merger, acquisition, consolidation or similar transaction involving any significant portion of the assets or equity of the Borrower or any of its subsidiaries with a party other than Vineyard, within six months of the signing of the Letter of Intent.

      4.13  Disclosure.  No document, certificate or statement furnished to you by or on behalf of the Borrower in connection herewith, contained, as of its date, or now contains, any untrue statement of a material fact or as of any such date omitted, or now omits, to state a material fact necessary in order to make the statements contained herein and therein not misleading.

      4.14  [Intentionally deleted.].

      4.15  Broker's or Finder's Commissions.  No broker's or finder's fee or commission will be payable by the Borrower with respect to the issuance and sale of the Securities or the Transactions, other than the fee payable to Keefe, Bruyette & Woods, and any fee so payable, whether for services as a broker or finder or for any other reason, shall be not in excess of $150,000. The Borrower agrees to indemnify you and hold you harmless against any loss, cost, claim or liability (including, without limitation, reasonable attorneys' fees and disbursements for the investigation and defense of claims) arising out of or relating to any actual or alleged fee or commission.

      4.16  Labor Matters.  Except as set forth in Schedule 4.16, during the past five years there has been no strike, work stoppage, slowdown or other labor dispute or grievance involving the Borrower or any of its Subsidiaries, or employees of any of such Persons, which has had or might have a Material Adverse Effect, nor to the knowledge of the Borrower is any such action, dispute or grievance currently pending or threatened against the Borrower or any of its Subsidiaries. Except as set forth in Schedule 4.16, neither the Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement and none of them has any knowledge of any pending or threatened effort to organize any of their employees. Schedule 4.16 also contains a true and complete list of (i) all written employment contracts to which Borrower or the Bank is a party and (ii) all existing written collective bargaining agreements, material employment agreements, severance agreements, employee benefit plans, trusts and programs (whether funded or unfunded, and including, without limitation, all health and welfare plans and all pension and profit sharing plans (excluding Multiemployer Plans), thrift plans, stock option, stock purchase and stock bonus plans, and other bonus and incentive plans and policies), and other material agreements and employment policies relating to the employment of any of the present or former officers or employees of the Borrower any its Subsidiaries or ERISA Affiliates, as now in effect, copies of which have been provided to the Investor or its special counsel. Schedule 4.16 also contains a true and complete list of all Multiemployer Plans now in effect under which any employee of the Borrower or any of its Subsidiaries or ERISA Affiliates may now or hereafter be entitled to receive any benefits.

    Except as set forth in Schedule 4.16, there are currently no pending retaliatory or wrongful discharge claims or federal, state or local employment discrimination charges or administrative or judicial complaints arising therefrom pending against the Borrower or any of its Subsidiaries, or any employees of any of such Persons, which has had or might have a Material Adverse Effect, nor to the knowledge of the Borrower are any such charges or complaints threatened against the Borrower or any of its Subsidiaries.

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    The Borrower and its Subsidiaries are in compliance in all material respects with all applicable federal, state and local statutes, laws, rules, ordinances, regulations, codes, licenses and orders relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, bonuses, collective bargaining agreements, equal pay, occupational safety and health, equal employment opportunity and wrongful or retaliatory termination of employment, except where the failure to so comply would not have a Material Adverse Effect.

      4.17  Environmental Matters.

    Except as set forth in Schedule 4.17:

      (a) There is no Environmental Matter relating to the Borrower or any of its Subsidiaries or any Properties of any of such Persons, and the Borrower is aware of no facts that could result in any such Environmental Matter. Neither the Borrower nor any of its Subsidiaries has agreed to assume by contract or otherwise any liability of any other Person for cleanup, compliance, or required capital expenditures in connection with any Environmental Matter arising prior to the date hereof.

      (b) The Properties used, owned, leased, operated, managed or controlled by the Borrower or any of its Subsidiaries are free of contamination from Hazardous Materials, including, without limitation, any contamination of the associated air, soil, groundwater or surface waters, and are free of any other potentially harmful chemical or physical conditions, except such contamination and conditions as will not in the aggregate have a Material Adverse Effect, to the best of Borrower's knowledge.

      (c) The Borrower and its Subsidiaries are currently in compliance in all material respects with all applicable Environmental Laws, have cured any past violations or alleged violations of Environmental Laws to the satisfaction of Governmental Bodies, are not currently in receipt of any notice of violation, are not currently in receipt of any notice of any potential liability for cleanup of Hazardous Materials and are not now subject to any investigation or information request by a Governmental Body concerning Hazardous Materials or any Environmental Laws. The Borrower and its Subsidiaries hold and are in compliance with all governmental permits, licenses, and authorizations necessary to operate their businesses that relate to siting, wetlands, coastal zone management, air emissions, discharges to surface or ground water, discharges to any sewer or septic system, noise emissions, solid waste disposal or the generation, use, transportation or other management of Hazardous Materials. To the Borrower's best knowledge, neither the Borrower nor any of its Subsidiaries ever has generated, manufactured, refined, recycled, discharged, emitted, released, buried, processed, produced, reclaimed, stored, treated, transported, or disposed of any Hazardous Materials except in compliance with all applicable laws and regulations, including permit requirements.

      (d) No Properties of the Borrower or any of its Subsidiaries are subject to any Lien or claim for Lien in favor of any person as a result of any Environmental Matter or response thereto.

      (e) No Hazardous Materials, including leachate and effluents, generated, disposed of, transported, managed or released by the Borrower or any of its Subsidiaries have caused or will cause in whole or in part any contamination or injury to the environment, any Person, any natural resource or any Property, including, without limitation, Property through which or to which such materials were shipped. Neither the Borrower nor any of its Subsidiaries has handled, transported, disposed of or managed any Hazardous Material in any manner that may form the basis for any present or future claim, demand or action seeking cleanup of any site, location, or body of water, surface or subsurface, and neither the Borrower nor any of its Subsidiaries has any material liabilities, absolute or contingent, on the date hereof with respect thereto, to the best of Borrower's knowledge.

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      4.18  Possession of Franchises, Licenses, Etc.  Except as set forth in Schedule 4.18, the Borrower and its Subsidiaries possess all franchises, certificates, licenses, permits, registrations, and other authorizations from all Regulatory Authorities, and has made all filings, applications and registrations with all Regulatory Authorities, that are necessary in any material respect for the ownership, maintenance and operation of their respective Properties and assets, and for the conduct of their respective businesses as now conducted, except where the failure to possess such franchises, certificates, licenses, permits, registrations, and other authorizations from Federal, state and local governmental or regulatory authorities would not have a Material Adverse Effect, and all of the foregoing are in full force and effect.  Neither the Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect.

      4.19  Intellectual Property, Etc.  The Borrower and its Subsidiaries own or have the right to use all patents, trademarks, service marks, trade names, copyrights, licenses and other rights which are necessary for the operation of their respective businesses as presently conducted. Except as set forth in Schedule 4.19, nothing has come to the attention of the Borrower or any of its directors or officers to the effect that (i) any of the present or contemplated products or operations of the Borrower or any of its Subsidiaries may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, or (ii) there is pending or threatened any claim or litigation against or affecting the Borrower or any of its Subsidiaries contesting the right of any of them to sell or use any such product or to engage in any such operation.

      4.20  Margin Regulations.  Neither the Borrower nor any of its Subsidiaries owns or now intends to acquire any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System. No part of the proceeds from the sale of the Securities will be used, and no part of the proceeds of any loans repaid with the proceeds from the sale of the Securities was used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. As used in this Section, the term "purpose of buying or carrying" has the meaning assigned thereto in the aforesaid Regulation U.

      4.21  Compliance with ERISA.  To the best of Borrower's knowledge, except as set forth on Schedule 4.21, (a) no Pension Plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA or Section 412 of the Code had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of such Pension Plan heretofore ended; (b) no liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred and is outstanding with respect to any Pension Plan, and there has not been any Reportable Event, or any other event or condition, which presents a material risk of involuntary termination of any Pension Plan by the PBGC; (c) neither any Multiemployer Plan or Plan nor any trust created thereunder, nor any trustee or administrator thereof, has, to the knowledge of the Borrower, engaged in a prohibited transaction (as such term is defined in Section 4975 of the Code or described in Section 406 of ERISA) that could subject the Borrower or any of its Subsidiaries or ERISA Affiliates to any material tax or penalty on prohibited transactions imposed under said Section 4975 or Section 502(i) of ERISA; (d) no material liability has been incurred and is outstanding with respect to any Multiemployer Plan as a result of the complete or partial withdrawal by the Borrower or any of its Subsidiaries or ERISA Affiliates from such Multiemployer Plan under Title IV of ERISA, nor has the Borrower or any of its Subsidiaries or ERISA Affiliates been notified by any Multiemployer Plan that such Multiemployer Plan is currently in reorganization or insolvency under and within the meaning of Section 4241 or 4245 of ERISA or that such Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA; (e) the Borrower and its Subsidiaries and ERISA Affiliates are in compliance in all material respects with all applicable provisions of ERISA and the Code and the

11

  regulations and published interpretations thereunder with respect to all Plans and Multiemployer Plans; (f) as of the Closing Date, the actuarial present value of all benefit liabilities (as defined in Section 4001(a)(16) of ERISA) under all Pension Plans that are subject to Title IV of ERISA did not exceed the fair market value of the assets allocable to such liabilities, determined as if all such Plans were terminated as of the Closing Date, and by using the Plan's actuarial assumptions as set forth in the most recent actuarial report pertaining to each Plan; (g) as of the Closing Date, none of the Multiemployer Plans has any unfunded vested benefits within the meaning of Section 4213(c) of ERISA; (h) no event has occurred with respect to any Plan or with respect to any other employee benefit pension plan (as defined in Section 3(2) of ERISA) established or maintained at any time during the five-year period immediately preceding the Closing Date for the benefit of employees of the Borrower or any of its Subsidiaries or ERISA Affiliates which presents a risk of material liability of the Borrower or any of its Subsidiaries or ERISA Affiliates under Section 4069 of ERISA; and (i) there are no material liabilities under the Plans that are employee welfare benefit plans (as defined in Section 3(1) of ERISA) providing for medical, health, life or other welfare benefits that are not insured by fully paid non-assessable insurance policies, and no such Plan provides for continued medical, health, life or other welfare benefits for employees after they leave the employment of the Borrower or any of its Subsidiaries or ERISA Affiliates (other than any such welfare benefits required to be provided under the Consolidated Omnibus Budget Reconciliation Act of 1985 or other similar law). Except as disclosed on Schedule 4.16, neither the Borrower nor any of its Subsidiaries or ERISA Affiliates is a party in interest to any employee benefit plan (as defined in Section 3(3) of ERISA)

      4.22  Insurance.  Schedule 4.22 sets forth a true and complete list and brief descriptions of all policies of workers compensation, general liability, fidelity bond, fire, property, casualty, marine, business interruption, errors and omissions, flood, earthquake and other insurance carried by the Borrower and its Subsidiaries, true and complete copies of which policies have been previously delivered to you. Such policies are in full force and effect on the date hereof, and neither the Borrower nor any of its Subsidiaries has received notice of cancellation with respect to any such policy, except as set forth on Schedule 4.22, which schedule shall describe the facts surrounding any such notice with reasonable particularity. All premiums payable with respect to such policies have been paid through the date hereof.

      4.23  Solvency.  The Borrower and each of its Subsidiaries will be Solvent on the Closing Date after giving effect to the Transactions and the application of the net proceeds of the issuance and sale of the Notes.

      4.24  Status under Certain Laws.  Neither the Borrower nor any of its Subsidiaries is an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      4.25  Regulatory Approvals.  The approval or waiver of the OTS is necessary to consummate the Transactions.

      4.26  Loans; Nonperforming and Classified Assets.

      (a) Each loan agreement, note or borrowing arrangement, including without limitation portions of outstanding lines of credit and loan commitments (collectively, "Loans"), on the books and records of Borrower and each Subsidiary, was made and has been serviced in all material respects in accordance with customary lending standards in the ordinary course of business; is evidenced in all material respects by appropriate and sufficient documentation; to the extent secured, has been secured by valid liens and security interests which have been perfected; and

12

  constitutes the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditor's rights and to general equity principles.

      (b) Schedule 4.26 sets forth (A) any written or oral Loan under the terms of which the obligor, to Borrower's best knowledge, is delinquent, (B) each non-homogeneous Loan which has been classified as "other loans specially mentioned," "classified," "criticized," "substandard," "doubtful," "credit risk assets," "watch list assets," "loss" or "special mention" (or words of similar import) by Borrower or a Regulatory Authority as of June 30, 2001 (the "Classified Loans"), (C) an aggregate listing of the real estate owned, acquired by foreclosure or by deed-in-lieu thereof, including the book value thereof as of June 30, 2001, (D) each Loan with any director, executive officer or five percent or greater stockholder of Borrower, or any of its Subsidiaries, or to the best knowledge of Borrower, any person, corporation or enterprise controlling, controlled by or under common control with any of the foregoing, (E) all Loans which are classified as insider transactions by Regulation O of the FRB have been made by Borrower, or any of its Subsidiaries, in an arms-length manner made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.

      4.27  Allowance for Loan Losses.  The allowance for loan losses reflected in the financial statements of the Borrower, as of their respective dates, is, or was, reasonably believed to be adequate under GAAP and all regulatory requirements applicable to financial institutions at the time such allowance was fixed.

      4.28  Administration of Fiduciary Accounts.  Borrower and each Subsidiary has properly administered all accounts, if any, for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable laws and regulations. Neither it nor any of its directors, officers or employees, has committed any breach of trust with respect to any such fiduciary account, and the records for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

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      4.29  Derivative Transactions.  As of the date hereof, neither Borrower nor any Subsidiary is a party to forward commitments, futures, options on futures, swaps or other derivative instruments except as disclosed in the most recent Audited Financial Statements.

      4.30  Repurchase Agreements.  With respect to all agreements pursuant to which it has purchased securities subject to an agreement to resell, if any, to its knowledge Borrower and each Subsidiary has ownership of such securities, and, in the event such ownership is disregarded, has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and, to its knowledge as of the date hereof, the value of such collateral equals or exceeds the amount of the debt secured thereby.

      4.31  Deposit Insurance.  The Bank's deposits are insured by the FDIC in accordance with the Federal Deposit Insurance Act ("FDIA"), and it has paid all assessments and filed all reports required by the FDIA.

      4.32  Community Reinvestment Act.  The Bank received a rating of "outstanding" in its most recent examination or interim review with respect to the Community Reinvestment Act. It has not been advised of any supervisory concerns regarding its compliance with the Community Reinvestment Act.

      4.33  TIN and Backup Withholding.  The Bank has complied in all material respects with all applicable laws relating to the reporting of interest to the federal and state tax authorities and backup withholding.

      4.34  Deposit Activities.  To Borrower's knowledge, the Bank's deposit accounts have been administered in accordance with applicable law and prudent banking practices consistent with industry standards

    Section 5.  Representations of Investor.  The Investor represents and warrants to the Borrower that:

      5.1  Organizational Existence and Power.  Investor is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization. The Investor has all requisite organizational power to carry on its business as now being conducted and as proposed to be conducted, and the Investor has all requisite organizational power to execute, deliver and perform its obligations under this Agreement, and to engage in the respective transactions contemplated hereunder.

      5.2  Corporate Authority.  The execution, delivery and performance by the Investor of this Agreement are within the Investor's organizational powers and have been duly authorized by all necessary organizational action.

      5.3  Accredited Investor.  Investor represents that Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation "D", and that Investor is acquiring the Securities to be purchased by it hereunder for Investor's account and/or one or more separate accounts maintained by it for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; provided that the disposition of Investor's property shall at all times be and remain within Investor's control.

      5.4  Binding Effect.  This Agreement is the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

      5.5  Financial Capacity.  Investor has and will have on the Closing Date the financial capacity to enter into and perform its obligations under this Agreement.

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      5.6  No Consents.  No consent, approval or authorization of or declaration, registration or filing with any Governmental Body, including without limitation any Regulatory Agency, or any nongovernmental Person, including, without limitation, any creditor or stockholder of the Investor, is required in connection with the execution or delivery of this Agreement by the Investor or the performance by such parties of their respective obligations thereunder, or in connection with the consummation of the Transactions or the purchase and exercise of the Warrants hereunder, or as a condition to the legality, validity or enforceability of this Agreement, the Warrants or the Notes, except for any such approval as may be required by the OTS under the Federal Deposit Insurance Act and the Depositary Institutions Management Interlocks Act, and regulations promulgated thereunder.

      5.7  No Conflicts.  Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any Properties or assets of the Investor, or result in any violation of, or require for its validity any authorization, consent, approval, exemption or other action by, or notice to, any Governmental Body, pursuant to its Articles of Organization or Operating Agreement, any award of any arbitrator or any contract, agreement, mortgage, indenture, lease, instrument, Order, statute, law, rule or regulation to which any of them or any of their respective assets is subject. The Investor is not, nor after giving effect to the Transactions will it be, in violation of, or in default under, any (i) Order, law or administrative regulation binding upon it or any of its Properties, or (ii) any contract, mortgage, indenture, lease, instrument or agreement binding upon it or any of its Properties, which breach, conflict, violation or default might have a Material Adverse Effect.

    Section 6.  Closing Conditions.  Your obligation to purchase and pay for the Securities to be purchased by you hereunder on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of the following conditions:

      6.1  [Intentionally Deleted]

      6.2  Regulatory Approvals.  All required regulatory approvals, consents, nonobjections and waivers necessary or advisable to be obtained by either Borrower or you in connection with the Transactions, other than those specified in Sections 6.4 and 6.11, including without limitation any approval, consent, nonobjection or waiver to be obtained by you under the Depository Institutions Management Interlocks Act for the service as a director of any person selected by you for service on the Board of Directors of the Borrower and the approval or nonobjection of the OTS to any person designated by you as a member of the Board of Directors of Borrower, shall have been obtained; no such approval, consent, nonobjection or waiver shall be subject to any condition which, in the reasonable judgment of Investor, shall constitute a material burden upon the Investor, the Borrower or any Subsidiary.

      6.3  Opinion of Counsel to the Borrower.  You shall have received from Orrick, Herrington & Sutcliffe, LLP, counsel for the Borrower, a legal opinion addressed to you and dated the Closing Date substantially in the form of Exhibit C. Such opinion shall also cover such other matters incident to the matters herein contemplated as you may reasonably request.

      6.4  Termination of Regulatory Orders and Agreements.  All supervisory directives, agreements and orders issued with respect to the Borrower or the Bank by the OTS or any other Regulatory Agency shall have been terminated or withdrawn, or the OTS shall have committed in writing to terminate or withdraw such directives, agreements and orders within five days after the deposit by the Investor of the remaining $9.5 million of the purchase price of the Notes and Warrants into the Escrow Account, $2.5 million having been previously deposited by the Investor into the Escrow

15

  Account, pursuant to Section 13.3 of this Agreement, as more fully described in the Escrow Agreement.

      6.5  [Intentionally Deleted]

      6.6  [Intentionally Deleted]

      6.7  [Intentionally Deleted]

      6.8  Stockholder Approval.  The stockholders of Borrower shall have approved the Transactions.

      6.9  [Intentionally Deleted]

      6.10  [Intentionally Deleted]

      6.11  OTS Examination and Results.  The Borrower and the Investor shall have received the Written Commitment, described in the Escrow Agreement, from the OTS stating that it will assign to the Bank a composite rating of no higher a number than "3" within five days after the deposit by the Investor of the remaining $9.5 million of the purchase price of the Notes and Warrants into the Escrow Account, $2.5 million having been previously deposited by the Investor into the Escrow Account, pursuant to Section 13.3 of this Agreement, as more fully described in the Escrow Agreement. The Written Commitment must not contain material conditions other than a condition that the Investment be consummated within a specified time after the issuance of the Written Commitment. If the Written Commitment is not issued by the OTS, or if the Written Commitment contains material conditions other than a condition that the Investment must be consummated within a specified time after the issuance of the Written Commitment, then the Investor shall not be required to close the Transactions.

      6.12  Amendment of Certificate of Incorporation.  The Borrower's Certificate of Incorporation shall have been amended to increase the number of authorized directors to seven.

      6.13  Pledge and Security Agreement.  Borrower shall have executed the Pledge and Security Agreement and all financing statements required to perfect the security interest in all assets of the Borrower thereunder.

      6.14  Shares of Subsidiaries.  Borrower shall have surrendered to you all certificates representing all shares of capital stock of each Subsidiary with stock powers endorsed in blank.

      6.15  [Intentionally deleted]

      6.16  Fees Payable at Closing.  All fees and other expenses of Investor required to be reimbursed or paid to you pursuant to Section 16.3(a) shall be paid or reimbursed to you from the Deposit or otherwise.

    Section 7.  Financial Statements and Information.  The Borrower will furnish to you and to any of your Affiliates, so long as you or such Affiliate shall be obligated to purchase or shall hold any Notes and to each other holder of any Notes having a face amount of $100,000 or more (such a holder in any such case being hereinafter called an Eligible Holder"), in duplicate:

      (a) as soon as available and in any event within 45 days after the end of each quarterly accounting period in each fiscal year of the Borrower (including, without limitation, the fourth quarterly accounting period thereof),

        (1) copies of the balance sheets of the Borrower and its Subsidiaries as of the end of such accounting period, and of the related statements of operations and retained earnings for such accounting period and for the portion of the fiscal year ended with the last day of such accounting period, all in reasonable detail and stating in comparative form the corresponding figures from the consolidated budget of the Borrower and its Subsidiaries for such period,

16

    such copies to be deemed to have been Certified by the chief financial officer of the Borrower unless such chief financial officer shall provide a written disclaimer of Certification;

        (2) a written statement of such financial officer setting forth computations in reasonable detail showing whether or not as at the end of such accounting period there was compliance with Sections 10.1, 10.2, 10.7(c), 10.10 and 10.12 and setting forth the maximum amount of additional Indebtedness which could then have been incurred pursuant to Section 10.1(c); and

        (3) Compliance with paragraph (a) (1) may be effected by the delivery of Board packages containing the required information to you.

      (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower,

        (1) copies of the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year, and of the related consolidated statements of operations, retained earnings and cash flow for such fiscal year, together with the notes thereto, all in reasonable detail and stating in comparative form (i) the respective consolidated figures as of the end of and for the previous fiscal year and (ii) the corresponding figures from the consolidated budget of the Borrower and its Subsidiaries for such fiscal year, and (x) in the case of such consolidated financial statements, accompanied by a report thereon of Grant Thornton, LLP or other independent public accountants of recognized national standing selected by the Borrower and acceptable to the Majority Holders (the "Accountants"), which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly the consolidated financial position of the Borrower and its Subsidiaries (or the Borrower, as the case may be) as at the end of such fiscal year and the consolidated results of their operations, retained earnings and cash flow for such fiscal year in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by the Accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (y) in the case of such financial statements, such financial statements to be deemed to have been Certified by the chief financial officer of the Borrower unless such chief financial officer shall provide a written disclaimer of Certification with respect thereto;

        (2) a written statement of the Chief Financial Officer of Borrower (i) setting forth computations in reasonable detail showing whether or not as at the end of such fiscal year there was compliance with Sections 10.1, 10.2, 10.7(c), 10.10 and 10.12 and setting forth the maximum amount of additional Indebtedness which could then have been incurred pursuant to Section 10.1(c) and (ii) stating that in making the examination necessary for their report on such financial statements they obtained no knowledge of any default by the Borrower in the fulfillment of any of the terms, covenants, provisions or conditions of this Agreement, or if such Accountants shall have obtained knowledge of any such default, specifying the nature and status thereof; and

        (3) Compliance with paragraph (b) (1) may be effected by delivery of Board packages containing the required information to you.

      (c) concurrently with the financial statements furnished pursuant to Subsection (b) of this Section 7, an Officer's Certificate of the Borrower stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, no default by the Borrower or any of its Subsidiaries in the fulfillment of any of the terms, covenants, provisions or conditions of this Agreement exists or has existed during such period or, if such a default shall exist or have existed, the nature and period of existence thereof and what action the Borrower or such Subsidiary, as the case may be, has taken, is taking or proposes to take with respect thereto;

17

      (d) as soon as available and in any event within thirty (30) days of the end of each calendar month, copies of the balance sheets of the Borrower and its Subsidiaries as of the end of such preceding calendar month, and of the related statements of operations and retained earnings for such month. Such financial statements shall be deemed to have been Certified by the chief financial officer of the Borrower unless such chief financial officer shall provide a written disclaimer of Certification with respect thereto. Compliance with this paragraph (d) may be effected by the delivery to you of a Board package containing the required information;

      (e) promptly after the receipt thereof by the Borrower or any of its Subsidiaries, and in any event within fifteen (15) days thereof, copies of any reports as to material inadequacies in accounting controls (including reports as to the absence of any such inadequacies) submitted to any such corporation by the Accountants in connection with any audit of such corporation made by the Accountants;

      (f)  promptly after the same are available and in any event within 30 days thereof, copies of all such proxy statements, financial statements and reports as the Borrower or any of its Subsidiaries shall send or make available generally to any of their securityholders, and copies of all regular and periodic reports and of all registration statements (other than on Form S-8 or a similar form) which the Borrower or any of its Subsidiaries may file with the SEC or with any securities exchange;

      (g) promptly (and in any event within ten (10) days) after becoming aware of (1) the existence of any Default or Event of Default on the part of the Borrower or any of its Subsidiaries, or, an Officer's Certificate of the Borrower specifying the nature and period of existence thereof and what action the Borrower or such Subsidiary is taking or proposes to take witch respect thereto; or (2) any Indebtedness of the Borrower or any of its Subsidiaries being declared due and payable before its expressed maturity, or any holder of such Indebtedness having the right to declare such Indebtedness due and payable before its expressed maturity, because of the occurrence of any default (or any event which, with notice and/or the lapse of time, shall constitute any such default) under such Indebtedness, an Officer's Certificate of the Borrower describing the nature and status of such matters and what action the Borrower or such Subsidiary is taking or proposes to take with respect thereto;

      (h) promptly and in any event within ten (10) days after the Borrower knows or, in the case of a Pension Plan has reason to know, that a Reportable Event with respect to any Pension plan has occurred, that any Pension Plan or Multiemployer Plan is or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, or that the Borrower or any of its Subsidiaries or ERISA Affiliates will or may incur any material liability to or on account of a Pension Plan or Multiemployer Plan under Title IV of ERISA or any other material liability under ERISA has been asserted against the Borrower or any of its Subsidiaries or ERISA Affiliates, an officer's Certificate of the Borrower setting forth information as to such occurrence and what action, if any, the Borrower or such Subsidiary or ERISA Affiliate is required or proposes to take with respect thereto, together with any notices concerning such occurrences which are (a) required to be filed by the Borrower or such Subsidiary or ERISA Affiliate or the plan administrator of any such Pension Plan controlled by the Borrower or such Subsidiary or ERISA Affiliate with the Internal Revenue Service or the PBGC, or (b) received by the Borrower or such Subsidiary or ERISA Affiliate from any plan administrator of a Pension Plan not under their control or from a Multiemployer Plan;

      (i)  promptly and in any event not later than ten (10) days after the date of filing thereof with the Internal Revenue Service or the PBGC or (as the case may be) the date received by the Borrower or its Subsidiaries or ERISA Affiliates, a copy of each annual report (Form 5500 Series) of any Pension Plan subject to Title IV of ERISA prepared by the Borrower or any of its

18

  Subsidiaries or ERISA Affiliates or of any such report of any Multiemployer Plan received by any of them;

      (j)  promptly after becoming aware of any Material Adverse Effect with respect to which notice is not otherwise required to be given pursuant to this Section 7, an Officer's Certificate of the Borrower setting forth the details of such Material Adverse Effect and stating what action the Borrower or any of its Subsidiaries has taken or proposes to take with respect thereto;

      (k) (i) within thirty (30) days after the end of each fiscal year of the Borrower, a copy of a consolidated budget of the Borrower and its Subsidiaries that shall be prepared by the Borrower for the succeeding fiscal year, and all amendments thereto which may be in effect from time to time; and (ii) promptly after the same is approved by the Board of Directors of the Borrower, a copy of any long-range plans of the Borrower that may be prepared for or at the direction of the Board of Directors of the Borrower, and all amendments thereto which may be in effect from time to time;

      (l)  promptly after the end of each month after the date hereof and upon the Closing Date inform Investor of the amount of Loans subject to each type of classification of the Classified Loans;

      (m) promptly (and in any event within 15 days) after the Borrower knows of (i) the filing of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any of its Subsidiaries or any Property of any of them, or (ii) any material development in any such action, suit, proceeding, governmental investigation or arbitration which is not nonpublic information, which, in either case, if adversely determined, is likely to have a Material Adverse Effect, a copy of any such pleading or any public document describing such material development; and

      (n) any other information, not nonpublic in nature, including financial statements and computations, relating to the performance of obligations arising under this Agreement and/or the affairs of the Borrower or any of its Subsidiaries that the Purchaser or any other Eligible Holder may from time to time reasonably request and which is capable of being obtained, produced or generated by the Borrower or such Subsidiary or of which any of them has knowledge, (subject to the last sentence of this paragraph (n)) copies of the minutes of all meetings of the Board of Directors of the Borrower and all information furnished to members of the Board of Directors of the Borrower; and copies of all information furnished to stockholders at or in connection with all meetings of stockholders of the Borrower. The obligation to provide copies of all minutes of the meetings of the Board of Directors of the Borrower and all information furnished to members of the Board of Directors of the Borrower is subject to any limitations required by applicable law and shall not inure to the benefit of any Holder unless such holder holds, in the aggregate, $5,000,000 in Notes.

    It is further understood and agreed that, for the purpose of effecting compliance with Rule 144A promulgated by the SEC in connection with any resales of any of the Securities that may hereafter be effected pursuant to the provisions of such Rule, (a) each prospective purchaser of any of the Securities designated by a holder thereof shall have the right to obtain from the issuer, upon the written request of such holder, copies of (i) the consolidated annual financial statements for the then most recently completed fiscal year of the Borrower furnished to the holders of Securities pursuant to paragraph (b)(1) of this Section 7 (or, prior to the time such financial statements shall become available for the first fiscal year ending after the date of this Agreement, the Audited Financial Statements), (ii) any interim consolidated financial statements furnished to such holders pursuant to paragraph (a)(1) of this Section 7 since the date of such annual financial statements, and (iii) similar financial statements for such part of the two preceding fiscal years as such issuer has been in operation, and (b) each such holder and each such prospective purchaser shall have the right to obtain from such

19

issuer, upon the written request of such holder, a brief statement of the nature of the business of such issuer and the products and services it offers, dated as of a date within twelve (12) months prior to the date of resale of such Securities.

    The Borrower will keep at its principal executive office a true copy of this Agreement, and cause the same to be available for inspection at said office during normal business hours by any holder of any of the Notes or Warrants or any prospective purchaser of any thereof designated by the holder thereof.

    Section 8.  Inspection of Properties and Books.  Except as limited by applicable law, you, at all times between the execution of this Agreement and the Closing Date, and thereafter, so long as you shall be obligated to purchase or shall hold any Securities, and each other Eligible Holder of any of the Securities, shall have the right to visit and inspect any of the Properties of the Borrower and each of its Subsidiaries, to examine their books of account and records, to make copies and extracts therefrom at their expense to discuss their affairs, finances and accounts with, and to be advised as to the same by, its and their officers and employees, and its and their independent public accountants (whose fees and expenses shall be paid by the Borrower or such Subsidiary and by this provision each of the Borrower and its Subsidiaries authorizes its accountants to discuss its affairs, finances and accounts, whether or not any of its representatives is present, it being understood that nothing contained in this Section 8 is intended to confer any right to exclude any such representative from such discussions), all at such reasonable times and intervals as you or such Eligible Holder may desire. So long as the Investor shall hold any Securities, the Investor may meet with the senior management of the Borrower at least annually to discuss the Borrower's and its Subsidiaries' assets, operations and prospects. The Borrower and each of its Subsidiaries will likewise afford you and any such Eligible Holder the opportunity to obtain any information relevant to your investment in the Securities, to the extent it possesses such information or can acquire it without unreasonable effort or expense, that may be necessary to verify the accuracy of any of the representations and warranties made by each of them hereunder. Prior to The Closing Date, a representative of Investor shall be entitled to attend all meetings of the Board of Directors of the Borrower, except to the extent that such attendance would be prohibited by applicable law or regulation.

    Section 9.  Affirmative Covenants.  The Borrower covenants and agrees that on and after the date of this Agreement and, except as provided in Section 9.6 with respect to such section, for so long as any of the Notes shall be outstanding:

      9.1  Payment of Principal and Interest; to Keep Books; Reserves; Etc.  The Borrower will duly and punctually pay the principal of, and interest on the Notes in accordance with the terms of such Notes and this Agreement. The Borrower will comply with all of the covenants, agreements and conditions contained in this Agreement to which it is a party. The Borrower will maintain the same fiscal year during and after the fiscal year ended December 31, 2000 and will keep proper books of record and account and set aside appropriate reserves, all in accordance with GAAP.

      9.2  Payment of Taxes and Claims.  The Borrower will, and will cause each of its Subsidiaries to timely perform, and pay before they become delinquent:

      (a) all taxes (including excise taxes), assessments and governmental charges or levies imposed upon it or its income or profits or upon its Property, real, personal or mixed, or upon any part thereof;

      (b) all claims for labor, materials and supplies which, if unpaid, might result in the creation of a Lien upon its Property; and

      (c) all claims, assessments, or levies required to be paid by any of them pursuant to any agreement, contract, law, ordinance or governmental rule or regulation governing any pension, retirement, profit-sharing or any similar plan; provided, that items of the foregoing description need not be paid while being diligently contested in good faith and by appropriate proceedings if (i) adequate book reserves have been established with respect thereto, and (ii) neither the

20

  Borrower's nor any such Subsidiary's title to and right to use its Property is materially or adversely affected by such non-payment. The Borrower will timely file, and will cause its Subsidiaries to file, all Federal and state tax returns required to be filed in connection with the payment of taxes required by this Section 9.2.

      9.3  Maintenance of Properties and Corporate Existence.  The Borrower will, and will cause each of its Subsidiaries to:

      (a) maintain its Property in good condition and make all necessary renewals, repairs, replacements, additions, betterments, and improvements thereto;

      (b) keep true books of records and accounts in which full and correct entries will be made of all its business transactions and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP at the time in effect and consistently applied;

      (c) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and powers and franchises including, without limitation thereof, any necessary qualification or licensing in any foreign jurisdiction;

      (d) comply with all applicable statutes, regulations, franchises, and Orders of, and all applicable restrictions imposed by, any Governmental Body, in respect of the conduct of its business and the ownership of its Properties (including, without limitation, applicable statutes, rules, ordinances, regulations and Orders relating to equal employment opportunities and Environmental Laws);

      (e) keep any Property it owns or operates free of contamination from Hazardous Materials and any other potentially harmful chemical or physical conditions. So long as any Notes are outstanding, if the Borrower or any of its Subsidiaries receives notice of any Environmental Matter or contamination with Hazardous Materials that relates to any of them or their respective Properties, then the Borrower agrees, upon request from any holder of Notes, to provide such holder with such reports, certificates, engineering studies or other written material or data as such holders may require so as to satisfy such holders that the Borrower and its Subsidiaries are in compliance with their obligations under this Agreement. The Borrower covenants and agrees to cooperate fully with such consultant in any such audits, including, without limitation, by providing such access to the Borrower's and its Subsidiaries' books, records, Properties, employees and agents and by furnishing such written and oral information as such consultant may reasonably request in connection with any such audits;

      (f)  Borrower shall promptly take, or cause its Subsidiaries to take, if required by or necessary to resolve any objection of the OTS or its staff, the FDIC or its staff, any state attorney general or its staff or any other governmental entity, in each case in order to consummate the transactions contemplated hereby, all steps (including executing agreements and submitting to judicial or administrative orders) to secure regulatory approval or government clearance (including by avoiding or setting aside any preliminary or permanent injunction or other order of any United States federal or state court of competent jurisdiction or any other governmental authority), including, without limitation, all steps to make arrangements for or to effect the divestiture of particular assets or deposit liabilities or categories of assets or deposit liabilities or businesses of Borrower or any of its Subsidiaries. Borrower represents and warrants that such party's Subsidiaries have full power and authority to effect the transactions contemplated by this Section 9.3(f);

      (g) Borrower shall seek, and use commercially reasonable efforts to secure, all approvals set forth on Schedule 4.9; and

21

      (h) Borrower agrees to take all actions necessary to provide that the shares of Warrant Stock issuable upon the exercise of the Warrant shall be duly authorized for issuance and, when sold and delivered against payment therefor, will be validly issued, fully paid and nonassessable and will be free and clear of all preemptive rights and Liens.

      9.4  Insurance.  The Borrower will, and will cause each of its Subsidiaries to, carry and maintain in full force and effect at all times with financially sound and reputable insurers (or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on): (i) all workers' compensation or similar insurance as may be required under the laws of any jurisdiction, (ii) public liability insurance against claims for personal injury, death or Property damage suffered upon, in or about any premises occupied by it or occurring as a result of the ownership, maintenance or operation by it of any automobile, truck or other vehicle or as a result of the use of products manufactured, constructed or sold by it, or services rendered by it, (iii) business interruption insurance covering risk of loss as a result of the cessation for all or any part of one year of any substantial part of the business conducted by it, and (iv) insurance against such other risks as are usually insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated. Insurance specified in clauses (ii), (iii) and (iv) shall be maintained in such amounts (and with co-insurance, deductibles and self-insured retention, if any) as such insurance is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated, and, in any event, in amounts at least as great as, and with co-insurance, deductibles and self-insured retention no greater than, is the case with respect to such insurance as carried on the date hereof.

      9.5  Use of Proceeds.  Borrower covenants that it shall, and shall cause each Subsidiary to, utilize the proceeds of the Notes only in accordance with Schedule 9.5.

      9.6  Corporate Governance.  It is the intention of the parties that, on and after the Closing Date and for so long as any Notes shall remain outstanding, and in any event until the third anniversary of the Closing Date notwithstanding the earlier payoff of the Notes, the Board of Directors of the Borrower be composed of seven members, of which three will be designated by you. You will notify Borrower in writing within ten days after the execution of this Agreement of the persons you have selected as your initial designees to the Board of Directors of the Borrower (such persons, the "Initial Designees" and such persons, or any other person designated as such by you, a "Designee"). On the Closing Date, Borrower shall appoint the Initial Designees as members of the Board of Directors of the Borrower. For so long as this Section 9.6 shall remain in effect, the Borrower shall nominate, and recommend that the stockholders vote in favor of, each Designee. You agree that, provided the Borrower is in compliance with this Section 9.6, at any time at which any Notes are outstanding, you shall not vote any shares of Warrant Stock against any member of the Board of Directors nominated by Borrower except as a result of public misconduct or other inappropriate behavior of such board member of such nature as to reasonably constitute grounds for removal for cause or as to subject Borrower to public disrepute. Borrower agrees to enter into standard indemnification agreements with the Designees as members of the Board of Directors, and to reimburse any such members who are not employees of the Borrower or Bank for all expenses reasonably incurred in connection with the performance of their duties. Borrower agrees to seek, if required, OTS approval for, and once approved, to elect three of the Designees to the Board of Directors of the Bank. Borrower agrees that monetary damages would be inadequate to compensate you for any nonperformance by Borrower of its obligations under this Section 9.6, and accordingly agrees that you shall be entitled to equitable remedies, including injunctive relief and specific performance, for any nonperformance or threatened nonperformance of Borrower's obligations under this Section 9.6.

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      9.7  Joinder in Certain Covenants by Bank.  The Bank agrees to perform and be bound by such covenants contained in this Section 9 as are applicable to Subsidiaries.

      9.8  Special Meeting of Stockholders.  The Borrower shall take all action necessary, in accordance with applicable law and its Certificate of Incorporation and bylaws, to convene a meeting or obtain the written consent of the holders of Common Stock of the Borrower as promptly as practicable for purposes of considering and taking the actions required by this Agreement and the transactions contemplated hereby, including the amendment of its Certificate of Incorporation and bylaws as necessary to effect the satisfaction of the condition set forth in Section 6.12. Except to the extent legally required for the discharge by the Borrower's Board of its fiduciary duties, the Board shall recommend that the holders of the Borrower's Common Stock vote in favor of, and adopt, this Agreement and the transactions contemplated hereby, and the Borrower shall use such efforts to obtain such approval as Borrower customarily utilizes in connection with securing the approval of its stockholders in connection with its annual or special meetings of stockholders.

      9.9  [Intentionally Deleted]

      9.10  Further Assurances.  The Borrower covenants that, so long as you shall hold any of the Notes, it shall, and shall cause its Subsidiaries to, cooperate with you and to take any such actions to execute further instruments and documents as you shall reasonably request to carry out to your satisfaction the transactions contemplated by this Agreement so long as the execution of such investments and documents does not violate applicable law. Without limiting the generality of the foregoing, Borrower will provide from time to time at Investor's or Holder's requests, a certification as to the amount of the indebtedness represented by the Note or Notes and that there exists no defense or setoff of Borrower with respect to such indebtedness.

    Section 10.  Negative and Maintenance Covenants.  The provisions of this Section 10 shall be applicable on and after the execution of the Agreement and shall remain in effect so long as any Notes shall remain outstanding, except for Section 10.19, which shall terminate on the third anniversary of the Closing Date and Section 10.20, which shall terminate at the Closing Date. The Majority Holders may consent in writing to any action otherwise prohibited under Section 10.1 through 10.18.

      10.1  Restrictions on Indebtedness.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, incur, create or assume any Indebtedness, other than in the ordinary course of business, except for the following:

      (a) Indebtedness represented by the Notes:

      (b) Guarantees by the Borrower of Indebtedness incurred by Subsidiaries of the Borrower, provided that the Indebtedness guaranteed pursuant to this subsection (b) shall not exceed $100,000 at any time outstanding with respect to any one Subsidiary or $300,000 in the aggregate at any time outstanding with respect to all Subsidiaries;

      (c) other Indebtedness existing on the date hereof and listed on Schedule 10.1; and

      (d) Indebtedness secured by Liens permitted by Section 10.2(h), (i), (j), (k) or (l) hereof.

      10.2  Restrictions on Liens.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, create, assume or suffer to exist any Lien upon any of its Property or assets, whether now owned or hereafter acquired, other than in the ordinary course of business, and except for the following:

      (a) Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by Section 9.2;

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      (b) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being diligently contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

      (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of lenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

      (d) Any attachment or judgment Lien, unless the judgment it secures shall, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 60 days after the expiration of any such stay;

      (e) Leases or subleases granted to others not interfering with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

      (f)  Easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

      (g) Any interest or title of a lessor under any operating lease with respect to any Property acquired after the Closing Date other than in connection with any sale/leasebacks;

      (h) Liens (including Liens created pursuant to Capitalized Leases) existing on the date hereof and described in Schedule 10.2;

      (i)  Liens on mortgage loans in favor of a Federal Home Loan Bank, a warehouse lender, or on mortgage loans or securities pursuant to repurchase agreements and reverse repurchase agreements with institutional counterparties;

      (j)  Liens incurred to secure Indebtedness incurred pursuant to and in accordance with Section 10.1(d) hereof, provided that (i) no Default or Event of Default shall have occurred and be continuing immediately after giving effect to or as a result of the incurrence of such Indebtedness, and (ii) the holders of Notes shall have or shall be granted a valid and perfected first priority Lien on all Property of the Borrower securing such Indebtedness, as additional security for the Indebtedness represented by the Notes;

      (k) Liens (including Capitalized Leases) in respect of, equipment, furniture, fixtures, land, buildings and other fixed assets acquired, by the Borrower or any of its Subsidiaries after the Closing Date, which Liens exist or are created at the time of acquisition of such Property or within 60 days thereafter, to secure Indebtedness assumed or incurred to finance all or any part of the purchase price of such Property, but any such Lien shall cover only the Property so acquired or constructed and any improvements thereto (and any real property on which such Property is located, if such Property is a building, improvement or fixture); provided, that the principal amount of the Indebtedness secured by any such Lien at the time incurred shall not exceed 100% of the lesser of the original cost or the fair market value of the Property secured thereby; provided, further, that the holders of the Notes shall be granted a valid and perfected first priority Lien on such Property of the Borrower, as additional security for the Indebtedness represented by the Notes;

      (l)  the extension or renewal of any Lien permitted by subsection (h), (i), (j) or (k) of this Section 10.2, but only if the principal amount of the Indebtedness secured by such Lien is not increased and such Lien is not extended to any other Property.

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      10.3  Sales and Leasebacks.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, enter into any arrangements with any lender or investor or to which such lender or investor is a party providing for the lease by the Borrower or such Subsidiary of real or personal Property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Property or rental obligations of the Borrower or such Subsidiary.

      10.4  Transactions with Affiliates.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any Property or the rendering of any service), with any Affiliate of the Borrower or such Subsidiary, except in compliance with applicable regulations relating to transactions with affiliates.

      10.5  Consolidation, Merger or Disposition of Assets; Acquisitions.  Except as permitted by Section 10.2, the Borrower covenants that it will not, and will not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of the business, property or fixed assets of the Borrower or any such Subsidiary, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the business, Property or fixed assets of, or stock or other evidence of beneficial interest in any Person, except:

      (a) the Borrower and any Subsidiary of the Borrower may sell or otherwise dispose of obsolete or worn out Property in the ordinary course of business;

      (b) the Borrower and its Subsidiaries may sell or otherwise dispose of Property other than in the ordinary course of business not exceeding in the aggregate in any period of four consecutive full fiscal quarters of the Borrower ten percent (10%) of the Borrower's total consolidated fixed assets as of the end of the last full fiscal quarter of the Borrower ended immediately prior to such period of four consecutive full fiscal quarters; and

      (c) the Transactions summarized in Schedule 10.5(c).

      10.6  Sale or Discount of Receivables.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of their respective loans, notes or receivables, except in the ordinary course of business and consistent with Schedule 10.5(c).

      10.7  Certain Contracts.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, enter into or be a party to:

      (a) any contract for the purchase of Property or services if such contract (or any related document) requires that payment for such Property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered, or

      (b) any contract to rent or lease (as lessee) any real or personal Property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor (provided, that this clause (c) shall not be construed to prevent the Borrower or any of its Subsidiaries from being a party to or complying with any provision of any lease to which any of them is a party on the date hereof), or

25

      (c) except as permitted by Section 10.1, any other contract which, in economic effect, is substantially equivalent to a Guarantee.

      10.8  No Amendment of Charter, By-Laws.  The Borrower covenants that it will not, without your prior written consent, permit any amendment to or modification of its Certificate of Incorporation or By-Laws, which amendment or modification would, individually or when aggregated with all other such amendments or modifications, materially adversely affect your rights or interests as a lender or security holder of the Borrower, or institute cumulative voting, or change the number of authorized directors of the Borrower or the Bank.

      10.9  [Intentionally deleted.].

      10.10  Restricted Payments.  The Borrower will not, directly or indirectly, make any Restricted Payment.

      10.11  Issuance of Shares by Subsidiaries.  The Borrower will not, and will not permit any of its Subsidiaries to, (i) issue, sell or otherwise dispose of any of such Subsidiary's shares of capital stock (other than directors' qualifying shares, to satisfy preemptive rights or in connection with a split or combination of shares or a dividend payable in shares, or in connection with the Borrower's 2000 Stock Option Plan) except to the Borrower or a Subsidiary of the Borrower, or (ii) have outstanding any shares of preferred stock other than shares of such stock owned by the Borrower or by a Subsidiary of the Borrower.

      10.12  Financial Covenant.  The Borrower will maintain at all times a Consolidated Tangible Net Worth equal to or greater than Eight Million Dollars ($8,000,000) before and after giving effect to the Transaction.

      10.13  Acquisition Proposals.  From the date hereof until the earlier of the Effective Date or the termination of this Agreement, without the prior written consent of Investor, Borrower shall not, and shall cause its Subsidiaries and its Subsidiaries' officers, directors, agents, advisors and affiliates not to, solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any such person relating to, any tender offer or exchange offer for, or any proposal for the acquisition of a substantial equity interest in, or a substantial portion of the assets of, or any merger or consolidation with, it or any of its Subsidiaries; provided, however, that Borrower may, and may authorize and permit its officers, directors, employees or agents to, furnish or cause to be furnished confidential information and may participate in such discussions and negotiations if its Board of Directors, after having consulted with and considered the written advice of outside counsel, has determined that the failure to provide such information or participate in such negotiations and discussions could cause the members of such Board of Directors to breach their duties under applicable laws. Borrower shall advise Investor of its receipt of any such proposal or inquiry, of the substance thereof, and of the identity of the person making such proposal or inquiry within 24 hours of the receipt thereof. Investor shall advise Borrower of all current proposals, offers, discussions or negotiations to acquire or merge with, or acquire the shares of any other entity, where the effect of such action would result in a change of the financial condition of Investor or result in dilution of ownership in Investor.

      10.14  Regulatory Applications; Filings; Consents.  Borrower and its Subsidiaries shall cooperate and use their respective reasonable best efforts (i) to prepare all documentation, to effect all filings, to obtain all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities necessary to consummate the transactions contemplated by this Agreement, including, without limitation, any such approvals or authorizations required by the OTS, FDIC, and the Regulatory Authorities of the states in which Borrower and its Subsidiaries operate, and (ii) to comply with the terms and conditions of such permits, consents, approvals and

26

  authorizations. Provided Borrower has cooperated as required above, Investor agrees to file the requisite applications to be filed by it with the OTS, the FDIC, and the Regulatory Authorities of the states in which Borrower and its Subsidiaries operate as promptly as practicable, and, in the case of applications to the OTS under the Depositary Institutions Management Interlocks Act with respect to the service of the Designees as directors of the Borrower or the Bank, within five (5) days of execution of this Agreement. Each party hereto agrees that it will consult with the other party hereto with respect to the obtaining of all material permits, consents, approvals and authorizations of all third parties and Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other parties apprised of the status of material matters relating to completion of the transactions contemplated hereby.

      10.15  Limitation on Dividend Restrictions Affecting Subsidiaries.  The Borrower covenants that, except pursuant to this Agreement, it will not permit any of its Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction which by its terms restricts the ability of any such Subsidiary to (a) pay dividends or make any other distributions on such Subsidiary's capital stock, (b) pay any Indebtedness owed to the Borrower or any of its other Subsidiaries, (c) make any loans or advances to the Borrower or any of such other Subsidiaries, or (d) transfer any of its Property or assets to the Borrower or any of such other Subsidiaries. Regulations, and orders and agreements imposed upon Borrower and its Subsidiaries by a regulatory authority do not constitute consensual encumbrances or restrictions.

      10.16  Acquisition of Margin Securities.  The Borrower covenants that it will not, and will not permit any of its Subsidiaries to, own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Board of Governors of the Federal Reserve System as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, the holders of the Notes shall have received an opinion of counsel satisfactory to the holders of the Notes to the effect that such purchase or acquisition will not cause this Agreement or the Notes to be in violation of Regulation U or any other regulation of such Board then in effect.

      10.17  [Intentionally deleted.].

      10.18  Joinder in Certain Covenants by Bank.  The Bank agrees to perform and be bound by such covenants contained in this Section 10 as are applicable to Subsidiaries.

      10.19  Restrictions on Investor's Acquisition of Additional Common Stock.  Investor will not buy shares of Borrower's Common Stock, if the acquisition of such shares when aggregated with the Warrant Stock will be greater than 49% of the issued and outstanding shares of Borrower's Common Stock based on the then applicable Exercise Price.

      10.20  Investor's Best Efforts.  Investor will use its best efforts to satisfy all of its obligations under this Agreement and the transactions contemplated hereby such that the purchase and delivery of the Notes and Warrants shall take place on the Closing Date.

    Section 11.  Definitions.

      11.1  For the purposes of this Agreement, the following terms shall have the following respective meanings:

    "Accountants" has the meaning specified in Section 7.

    "Affiliate" means as to any Person (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any person described in

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clause (a) above. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For the purposes of this Agreement, the Investor shall not be deemed to be an Affiliate of the Borrower or any of its Subsidiaries.

    "Applicable Rate" shall mean a per annum rate of interest equal to: (i) 12.00% from the Closing Date until the day before the first anniversary of the Closing Date; (ii) 13.00% from the first anniversary of the Closing Date until the day before the second anniversary of the Closing Date; (iii) 14.00% from the second anniversary of the Closing Date until the day before the third anniversary of the Closing Date; (iv) 15.00% from the third anniversary of the Closing Date until the day before the fourth anniversary of the Closing Date; and (v) 16.00% from the fourth anniversary of the Closing Date until the day before the fifth anniversary of the Closing Date.

    "Audited Financial Statements" has the meaning specified in Section 4.5(a).

    "Bank" means Life Savings Bank, FSB, a wholly owned subsidiary of Borrower.

    "Borrower" shall have the meaning specified in Section 1.

    "Board" means the Board of Directors of any corporation or a committee of said corporation having authority to exercise, when the Board of Directors is not in session, the powers of the Board of Directors (subject to any designated limitations) in the management of the business and affairs of said corporation.

    "Business Day" means any day except a Saturday, a Sunday or a legal holiday in the City of Los Angeles, State of California.

    "Capitalized Lease" means any lease of Property which in accordance with GAAP should be capitalized on the balance sheet of any Person or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

    "Capitalized Lease Obligation" means the amount of the liability of any Person which in accordance with GAAP should be capitalized or disclosed on the balance sheet of such Person in respect of a Capitalized Lease.

    "Certified" when used with respect to any financial information of any Person to be certified by any of its respective financial or accounting officers, indicates that such information is to be accompanied by a certificate to the effect that such financial information has been prepared in accordance with GAAP consistently applied, subject in the case of interim financial information to non-material recurring year-end audit adjustments (which, if anticipated, shall be footnoted and be taken into account for all purposes of this Agreement), and presents fairly the information contained therein as at the dates and, for the periods covered thereby.

    "Closing Date" has the meaning specified in Section 2.

    "Code" means the Internal Revenue Code of 1986, as from time to time amended.

    "Common Stock" means the Common Stock, par value $.01 per share, of the Borrower.

    "Consolidated Tangible Net Worth" means, as at any date of determination, (a) the sum at such date of (i) the aggregate par value of the Borrower's outstanding capital stock, plus (ii) additional paid-in-capital, plus (iii) retained earnings, less the Borrower's treasury stock account, all as determined for the Borrower and its Subsidiaries on a consolidated basis in conformity with GAAP less (b) the net book value at such date of all assets of the Borrower and its Subsidiaries that should be treated as intangible assets in accordance with GAAP (including, without limitation, all patents, trademarks, trade names, copyrights, licenses, goodwill (including any write-ups of assets pursuant to Accounting

28

Principles Board Opinion No. 16 or No. 17), research.and development expenses, organizational expenses, and unamortized debt discount and expense, and including, in any event, the net book value of all Investments of the Borrower and its Subsidiaries.

    "Default" means any event or condition which, with due notice or lapse of time or both, would become an Event of Default.

    "Exercise Date" means the date of exercise of the Warrants as specified therein.

    "Eligible Holder" has the meaning specified in Section 7.

    "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right to Know Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, the Clean Air Act, the Clean Water Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Noise Control Act, the Occupational Safety and Health Act, the Toxic Substances Control Act, any so-called "Superfund" or "Superlien" law, any regulation promulgated under any of the foregoing or any other Federal, state, or local statute, law, ordinance, code, rule, regulation, order, decree, common law or other requirement of any Governmental Body regulating, relating to or imposing liability or standards of conduct concerning the environment, health and safety, or any Hazardous Material, all as now or at any time hereafter may be in effect.

    "Environmental Matter" means any claim, investigation, litigation, administrative proceeding, whether pending or, to the knowledge of the Borrower, threatened, or judgment or order, relating to any Hazardous Materials, the release thereof, or any Environmental Law.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

    "ERISA Affiliate" means any corporation or other Person which is a member of the same controlled group (within the meaning of Section 414(b) of the Code) of corporations or other Persons as the Borrower or any of its Subsidiaries, or which is under common control (within the meaning of Section 414(c) of the Code) with the Borrower or any of its Subsidiaries, or any corporation or other Person which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with the Borrower or any of its Subsidiaries, or any corporation or other Person which is required to be aggregated with the Borrower or any of its Subsidiaries pursuant to Section 414(o) of the Code or the regulations promulgated thereunder.

    "Event of Default", has the meaning specified in Section 13.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute.

    "Exchange Act Filings" means any filings or reports made by the Borrower under the Exchange Act.

    "Exercise Price" means $0.75 per share.

    "FDIC" means the Federal Deposit Insurance Corporation, and any successor agency.

    "Financial Statements" has the meaning specified in Section 4.5(a).

    "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, applied on a consistent basis both as to classification of items and amounts.

    "Governmental Body" has the meaning specified in Section 4.7.

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    "Guarantee" means any guarantee or other contingent liability (other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect, with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation, (a) any other endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations and (b) any agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations, (ii) to purchase, sell or lease Property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the Property, products, materials or supplies or transportation or services or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum, equity, working capital or other balance sheet condition in respect of any such obligation. The amount of any Guarantee shall be equal to the outstanding amount of the obligations directly or indirectly guaranteed.

    "Hazardous Material" and "Hazardous Materials" shall mean as follows:

        (1) any "hazardous substance" as defined in, or for purposes of, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. §§ 9601 & 9602, as may be amended from time to time, or any other so-called "superfund" or "superlien" law and any judicial interpretation of any of the foregoing;

        (2) any "regulated substance" as defined pursuant to 40 C.F.R. Part 280;

        (3) any "pollutant or contaminant" as defined in 42 U.S.C.A. § 9601(33);

        (4) any "hazardous waste" as defined in, or for purposes of, the Resource Conservation and Recovery Act;

        (5) any "hazardous chemical" as defined in 29 C.F.R. Part 1910;

        (6) any "hazardous material" as defined in, or for purposes of, the Hazardous Materials Transportation Act; and

        (7) any other substance, regardless of physical form, or form of energy or pathogenic agent that is subject to any other past, present or future law or requirement of any Governmental Body regulating, relating to, or imposing obligations, liability, or standards of conduct concerning the protection of human health, plant life, animal life, natural resources, Property or the reasonable enjoyment of life or Property from the presence in the environment of any solid, liquid, gas, odor, pathogen or form of energy, from whatever source.

    Without limiting the generality of the foregoing, the term "Hazardous Material" thus includes, but is not limited to, any material, waste or substance that contains petroleum or any fraction thereof, asbestos, or polychlorinated biphenyls, or that is flammable, explosive or radioactive.

    "Indebtedness" with respect to any Person means any obligation of such Person for borrowed money, but in any event shall include, without duplication, (i) any obligation incurred for all or any part of the purchase price of Property or services, other than accounts payable and accrued expenses included in current liabilities and incurred in respect of Property or services purchased in the ordinary course of business, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) obligations (whether or not such Person has assumed or become liable for the payment of such obligation) secured by a Lien on any Property of such Person, (iv) Capitalized Lease obligations of such Person, and (v) all Guarantees of such Person with respect to the foregoing.

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    "Internal Revenue Service" means the United States Internal Revenue Service and any successor or similar agency performing similar functions.

    "Investment" when used with reference to any investment of the Borrower or any of its Subsidiaries means any investment so classified under GAAP, and, whether or not so classified, includes (a) any loan or advance made by the Borrower or any of its Subsidiaries to any other Person, (b) any Guarantee, and (c) any ownership or similar interest in any other Person; and the amount of any Investment shall be the original principal or capital amount thereof less all cash returns of principal or equity thereof (and without adjustment by reason of the financial condition of such other Person).

    "Lien" means any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest under a Capitalized Lease or analogous instrument, in, of or on any of the Borrower's or any of its Subsidiaries' Property (whether held on the date hereof or hereafter acquired).

    "Majority Holders" means the holders of in excess of 50% in principal amount of the Notes at the applicable time outstanding.

    "Majority of the Warrant Holders" means at any time the holders of Warrants exercisable for at least 51% of the aggregate of all shares of Common Stock issuable upon exercise of the Warrants.

    "Material Adverse Effect" means any change or changes or effect or effects that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations, income, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole (or, as the case may be, the Borrower and its Subsidiaries taken as a whole), (ii) the transactions contemplated by this Agreement or (iii) taken as a whole, the ability of the Borrower and its Subsidiaries to perform their respective obligations under this Agreement, the Notes and the Warrants.

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    "Multiemployer Plan" means a multiemployer plan as defined in Section 3(37) or Section 4001(a)(3) of ERISA or Section 414(f) of the Code contributed to by the Borrower or by any of its Subsidiaries or ERISA Affiliates.

    "Note" has the meaning specified in Section 1.

    "OTS" means the Office of Thrift Supervision, and any successor agency.

    "Officer's Certificate" means with respect to any corporation, a certificate signed by the Chairman of the Board, the president, one of the Vice Presidents, or the chief financial officer of the specified corporation.

    "Order" has the meaning specified in Section 4.7.

    "Participation Agreement" shall mean the participation agreement relating to the sale to Bear Stearns & Co. of the securitization residuals from the Bank.

    "PBGC" means the Pension Benefit Guaranty Corporation, and any successor agency or Governmental Body performing similar functions.

    "Pension Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, excluding a Multiemployer Plan, maintained by or contributed to by the Borrower or any of its Subsidiaries or ERISA Affiliates.

    "Person" means and includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

    "Plan" and "Plans" means any employee benefit plan as defined in Section 3(3) of ERISA, excluding a Multiemployer Plan, established or maintained for the benefit of employees of the Borrower or any of its Subsidiaries or ERISA Affiliates.

    "Pledge and Security Agreement" means the Pledge and Security Agreement executed by Borrower, as debtor, in favor of Investor, as secured party, in the form attached hereto as Exhibit D.

    "Property" with respect to any Person, means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible, of such Person.

    "Registrable Securities" means all shares of Common Stock issued or issuable upon exercise of the Warrants, and any shares of Common Stock issued or issuable by the Borrower in respect of any such issued or issuable shares of Common Stock by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Borrower.

    As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been or can be distributed to the public pursuant to Rule 144, (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Borrower, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

    "Registration Expenses" shall mean any and all out-of-pocket expenses incident to the Borrower's performance of or compliance with Section 16.10 hereof, including, without limitation, all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of underwriters' counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Registrable Securities, all printing

32

expenses, the fees and disbursements of counsel for the Borrower and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements, not to exceed $20,000, of one firm of counsel (other than house counsel) retained by the holders of Registrable Securities being registered, but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the securities in all cases.

    "Regulatory Authority" shall mean any Governmental Body having jurisdiction over Borrower or the Bank or the acquisition of control of the Borrower or the Bank by you.

    "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder for which the 30-day notice requirement applies.

    "Restricted Payment" means, with respect to any Person,

      (a) the declaration or payment of any dividend or other distribution on, or the incurrence of any liability to make any other payment in respect of, capital stock of such person (other than one payable-solely in capital stock of such Person),

      (b) any payment or distribution on account of the purchase, redemption or other retirement of any capital stock of such Person, or of any warrant, option or other right to acquire such capital stock, or any other payment or distribution made in respect thereof, except any payment or distribution on account of the purchase, redemption or other retirement of capital stock of such Person out of the net cash proceeds received by such Person after the Closing Date from a substantially concurrent sale of other capital stock of such Person or warrants, options, or other rights to acquire such capital stock, and

      (c) any payment or distribution by such Person on account of the principal of, or interest or other amounts, with respect to any Indebtedness of the Borrower or its Subsidiaries which is subordinated and subject in right of payment to the prior payment of the Notes.

    The amount of any Restricted Payment made in the form of Property shall be deemed to be the greater of the fair market value or the net book value of such Property.

    "SEC" means the United States Securities and Exchange Commission and any other agency or Governmental Body that may hereafter succeed to the functions thereof.

    "Securities" shall have the meaning specified in Section 1.

    "Securities Act" means as of any date the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute.

    "Solvent" means, when used with respect to any Person, that: (a) the fair salable value of all its assets exceeds the amount that will be required to pay the probable liability on its debts (including contingent liabilities); (b) in the case of the Borrower only, it does not have unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs; (c) it will not have incurred liabilities beyond its ability to pay such liabilities as they become due; and (d) it is not "insolvent" as such term is defined in Section 101(31) of the Bankruptcy Code of 1978, as amended.

    "Subsidiary" means as to any Person a corporation of which outstanding shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the Board of such corporation are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person.

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    "Specified Percentage" means 30% or more of the aggregate amount of Warrants issued hereunder.

    "Transactions" means the transactions contemplated to occur on or prior to the Closing Date by this Agreement.

    "Unaudited Financial Statements" has the meaning specified in Section 4.5(a).

    "Voting Stock" means capital stock of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of corporate directors (or Persons performing similar functions).

    "Warrant" and "Warrants" have the respective meanings specified in Section 1.

    "Warrant Holders" means at any time the holders of warrants and the holders of shares of Common Stock issued upon exercise of the Warrants.

    "Warrant Stock" has the meaning specified in Section 1.

      11.2  Accounting Terms.  All accounting terms used in this Agreement shall be applied on a consolidated basis for the Borrower and its Subsidiaries. Any accounting terms not specifically defined herein shall have the meanings customarily given them in accordance with GAAP.

    Section 12.  Events of Default.

      12.1  Events of Default: Remedies.  If any of the following events (herein called "Events of Default") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or by operation of law or otherwise):

      (a) the Borrower shall default in the due and punctual payment or prepayment of all or any part of the principal of, any Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, by notice of prepayment or otherwise;

      (b) the Borrower shall default in the due and punctual payment or prepayment of any interest on any Note when and as such interest shall become due and payable, and such default shall continue for a period of five days;

      (c) the Borrower shall default in the performance or observance of any of the covenants, agreements or conditions contained in Sections 10.1 through 10.8, inclusive, 10.10 through 10.12, and 10.15 through 10.18, inclusive, of this Agreement, and such default shall continue for a period of 15 days after written notice thereof.

      (d) the Borrower shall materially default in the performance or observance of any other of the covenants, agreements or conditions contained in this Agreement and the Pledge and Security Agreement and such default shall continue for a period of 60 days after written notice thereof;

      (e) [Intentionally deleted.]

      (f)  the Borrower or any of its Subsidiaries shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (2) be generally unable to pay its debts as such debts become due, (3) make a general Assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law providing for the relief of debtors, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code, (7) admit in writing its inability to pay its debts generally as such debts become due, (8) take any action under the laws of its jurisdiction of

34

  organization analogous to any of the foregoing, or (9) take any requisite action for the purpose of effecting any of the foregoing;

      (g) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding up of the Borrower or any of such Subsidiaries or composition or readjustment of the debts of any of them, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any of its Subsidiaries or of all or any substantial part of the assets of any of them, or (3) similar relief in respect of the Borrower or any of its Subsidiaries under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days; or an order for relief shall be entered in an involuntary case under such Bankruptcy Code, against the Borrower or any of its Subsidiaries; or action under the laws of the jurisdiction of organization of any of the Borrower or any of its Subsidiaries analogous to any of the foregoing shall be taken with respect to any of the Borrower or any of its Subsidiaries and shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days;

      (h) [Intentionally deleted.]

      (i)  any Designee shall not be elected to the Board of Directors of Borrower, for a reason other than public misconduct or other inappropriate behavior of such Designee of such nature as to reasonably constitute grounds for removal for cause or as to subject Borrower to public disrepute, and Borrower shall not have appointed a substitute Designee identified by Borrower, to the Board of Directors within sixty (60) days;

      (j)  after the Closing Date, any representation or warranty made by or on behalf of the Borrower or any of its Subsidiaries, or any officer of any of them, in this Agreement or in any certificate or other instrument delivered hereunder or pursuant hereto, or in connection with any provision hereof, shall prove to be materially false or incorrect or breached in any material respect on the date as of which made;

      (k) any Reportable Event shall occur which could constitute grounds for termination by the PBGC of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan and such Reportable Event is not corrected and such determination is not revoked within one hundred and twenty (120) days after the administrator of any Plan (if the Borrower, or any of its Subsidiaries or ERISA Affiliates is the administrator) or the Borrower or any of its Subsidiaries or ERISA Affiliates, as the case may be, has knowledge, or has reason to have knowledge, thereof; or the institution of proceedings by the PBGC to terminate any Plan or to appoint a trustee to administer any Plan, or the appointment of a trustee by the appropriate United States District Court to administer any Plan, or the termination of any Plan by its sponsor, or the complete or partial withdrawal from any Multiemployer Plan (including any transaction described in, and meeting the requirements of, Section 4204 of ERISA); where in any such case the aggregate liability of the Borrower and its Subsidiaries, and ERISA Affiliates for all such terminations or withdrawals exceeds or is reasonably likely to exceed $500,000; or

      (l)  there shall exist any failure of the perfection, validity, priority or enforceability of any Lien granted pursuant to this Agreement, other than a failure attributable to Investor;

then, so long as any Note is outstanding (i) upon the occurrence of any Event of Default described in Subsection (g) or (h) with respect to the Borrower or any of its Subsidiaries, the unpaid principal amount of all Notes, together with the interest accrued thereon or fees payable in connection therewith, shall automatically become immediately due and payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are hereby expressly waived, or (ii) upon the occurrence of any other Event of Default, the holders of at least 25% of the unpaid

35

principal amount of the Notes at the time outstanding may, by written notice to the Borrower, declare the unpaid principal amount of all Notes to be, and the same shall forthwith become, immediately due and payable, together with the interest accrued thereon, all without presentment, demand, notice, protest or other requirements of any kind, all of which are hereby expressly waived, provided that, during the existence of an Event of Default described in Subsection (a) or (b) with respect to any Note, the holder of such Note may, by written notice to the Borrower, declare such Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon, all without presentment, demand, notice, protest or other requirements of any kind, all of which are hereby expressly waived. If any holder of any Note shall exercise the option specified in the proviso to the preceding sentence, the Borrower will forthwith give written notice thereof to the holders of all other outstanding Notes and each such holder may (whether or not such notice is given or received), by written notice to the Borrower, declare the principal of all Notes held by it to be, and the same shall forthwith become, immediately due and payable, together with the interest accrued and any fees payable thereon.

    In addition to the foregoing, the Holders may take any and all actions upon the occurrence of an Event of Default as are provided in the Pledge and Security Agreement or are otherwise applicable to a secured creditor upon default as are provided under applicable law.

    The provisions of this Section 13 are subject, however, to the condition that if, at any time after any Note shall have so become due and payable, the Borrower shall pay all arrears of interest on the Notes and all payments on account of the principal of and interest on the Notes which shall have become due otherwise than by acceleration (with interest on all such overdue principal, and, to the extent permitted by law, on overdue payments of interest, at the applicable rate per annum provided for in the Notes or this Agreement in respect of overdue amounts of principal interest), and all Events of Default (other than nonpayment of principal of and accrued interest on the Notes, due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 16.2, then, and in every such case, the Majority Holders, by written notice to the Borrower, may rescind and annul any such acceleration and its consequences with respect to the Notes; but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

      12.2  Suits for Enforcement.  If any Event of Default shall have occurred and be continuing, the holder of any Note may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or the holder of any Note may proceed to enforce the payment of all sums due upon such Note or to enforce any other legal or equitable right of the holders of such Note.

    The Borrower covenants that, if it shall default in the making of any payment of principal of, or interest on, any Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holders rights, including reasonable counsel fees.

      12.3  Remedies Cumulative.  No remedy herein conferred upon you or the holder of any Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

      12.4  Remedies Not Waived.  No course of dealing between the Borrower and you or the holder of any other Note and no delay or failure in exercising any rights hereunder or under any Note in respect thereof shall operate as a waiver of any of your rights or the rights of any holder of such Note.

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    Section 13.  Termination Prior to Closing.

      13.1  Conditions for Termination.  This Agreement shall terminate and be of no further force and effect as between the parties hereto as to any executory obligation thereof, upon the occurrence of any of the following, but only if such occurrence shall have taken place prior to the Closing:

      (a) The expiration of ten (10) days after any governmental agency shall have denied or refused to grant any approvals or consents required to be obtained pursuant to this Agreement, unless within said ten (10) day period the parties mutually agree to submit or resubmit an application to, or appeal the decision of, the regulatory authority which denied or refused to grant approval thereof;

      (b) The expiration of fifteen (15) Business Days from the date that any party has given written notice to the other party of such other party's material breach of any covenant in this Agreement (including without limitation the failure by Borrower to consummate the transaction as a result of a competing acquisition proposal, except a competing acquisition proposal caused by or through the influence of any Regulatory Authority, irrespective whether Borrower shall have breached Section 10.13 of this Agreement and including any Event of Default under subparagraphs (f), (g), (h) and (k) of Section 12.1, but none of the other subparagraphs of such Section); provided, however, that no such termination shall take effect if within such fifteen (15) day period the party so notified shall have fully and completely corrected the grounds for termination as specified in such notice.

      (c) If the Commencement Date shall not have occurred by the later of (i) January 31, 2002, and (ii) four (4) days after the stockholders of borrower approve the Transactions, as contemplated in Sections 6.8 and 9.8 of this Agreement, unless extended by mutual agreement in writing of the parties.

      (d) Mutual agreement in writing of the parties to terminate.

      (e) The falsity or alleged falsity of one or more of Borrower's representations and warranties given in Section 4 hereof or made in writing by or on behalf of the Borrower to this Agreement or otherwise in connection herewith, shall not constitute grounds permitting the Investor to terminate this Agreement, to fail to close hereunder, or to obtain a refund of its Deposits from the Escrow Account.

      13.2  Effect of Termination.  Termination of this Agreement pursuant to Section 13.1 or for any reason or in any manner shall not release, or be construed to release, any party hereto from liability or damage to any other party arising out of, in connection with, or otherwise relating to, directly or indirectly, such party's material breach, default or failure in performance of any material covenants, agreements, duties or obligations arising hereunder.

      13.3  Termination Payment by Investor.  The parties acknowledge that you have, concurrently with the execution of this Agreement, deposited the sum of $1,500,000 with the Escrow Agent. Upon the Investor's receipt of the approval of all applications to the Office of Thrift Supervision (the "OTS") required by Section 6.2 of this Agreement, you will deposit an additional sum of $1,000,000 with the Escrow Agent, within three (3) business days, in accordance with the terms of the Escrow Agreement. All interest and earnings on the sums on deposit with the Escrow Agent shall be payable to you. Investor shall be entitled to reimbursement from such sums held by the Escrow Agent of all expenses of Investor paid or incurred in connection with the Transactions prior to or on the Closing Date, or if the Agreement is terminated prior to Closing Date, paid or incurred prior to such termination, and the Escrow Agreement shall provide for the Escrow Agent to disburse funds to you or any payee of such expenses upon your request therefor. On the Closing Date, all sums deposited with the Escrow Agent shall be applied first, to payment or

37

  reimbursement of Investor's costs and expenses in connection with the Transactions, to the extent not previously paid or reimbursed from escrow, and then to the purchase of the Notes and Warrants. The purchase price for the Notes and Warrants shall be reduced by the amount of Investor's costs and expenses. The amounts deposited with the Escrow Agent pursuant to this Section shall be paid to the Borrower by the Escrow Agent, and shall not be refunded to the Investor, if the Transactions do not close, unless the failure to close is a result of (i) the Borrower's failure to secure stockholder approval on or prior to March 31, 2002; (ii) the Borrower's failure to deliver the documents required at Closing to the Investor on the Closing Date or to hold the Closing; or (iii) the failure to satisfy Sections 6.2, 6.4 or 6.11 of this Agreement, including obtaining the Written Commitment described in the Escrow Agreement, on or prior to March 31, 2002. If the Transactions do not close due to the occurrence of one of the events described in sections (i), (ii) or (iii) of the preceding sentence, the amounts deposited with the Escrow Agent shall be refunded to the Investor.

      13.4  Termination Payment by Borrower.  In the event this Agreement is terminated prior to the Closing Date by you under paragraph (b) of Section 13.1 as a result of a material breach by Borrower (including without limitation the failure by Borrower to consummate the transaction as a result of a competing acquisition proposal, except a competing acquisition proposal caused by or through the influence of any Regulatory Authority, irrespective whether Borrower shall have breached Section 10.13 of this Agreement), Borrower agrees to reimburse you, as a termination payment and as liquidated damages, in an amount equal to the sum of (i) expenses paid or incurred by the Investor in connection with the transactions contemplated under this Agreement upon submission of reasonable documentation with respect to such expenses; and (ii) $600,000. Provided, however, that if Borrower's failure to consummate the Transaction is the result of a sale or assisted-sale caused by or through the influence of any Regulatory Authority, or otherwise caused by a Regulatory Authority, including without limitation taking over the Bank or any actions related to the winding up, dissolution or liquidation of the Bank, then Borrower agrees to reimburse the Investor only for the expenses paid or incurred by the Investor in connection with the transactions contemplated under this Agreement upon submission of reasonable documentation with respect to such expenses.

      13.5  [Intentionally deleted].

      13.6  Liquidated Damages.  The parties agree that the exact amount of monetary damage to you arising from the termination of this Agreement under the circumstances described in Section 13.4 would be extremely difficult to predict, and that the payment described in Section 13.4 constitutes a reasonable attempt to fix such damages as of the date of this Agreement. The parties further agree that the exact amount of monetary damage to Borrower arising from the termination of this agreement under the circumstances described in Section 13.3 would be extremely difficult to predict, and that the payment described in Section 13.3 constitutes a reasonable attempt to fix such damages as of the date of this Agreement. Retention or payment of such amount shall be the sole and exclusive remedy of either Borrower or Investor for the termination of this Agreement.

    Initials of Investor      /s/ EN      and Borrower      /s/ SG      .

    Section 14.  Registration, Exchange, and Transfer of Notes.  If requested by the Investor, the Borrower will keep at its principal executive office a register, in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Borrower will provide for the registration and transfer of Notes. Whenever any Note or Notes shall be surrendered either at the principal executive office of the Borrower or at the place of payment named in the Note for transfer or exchange, accompanied (if so required by the Borrower) by a written instrument of transfer in form reasonably satisfactory to the Borrower duly executed by the holder thereof or by such

38

holder's attorney duly authorized in writing, the Borrower will execute and deliver in exchange therefor a new Note or Notes in such denominations as may be requested by such holder, of like tenor and in the same aggregate unpaid principal amount as the aggregate unpaid principal amount of the Note or Notes so surrendered. Any Note issued in exchange for any other Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. Any transfer tax or governmental charge relating to such transaction shall be paid by the holder requesting the exchange. The Borrower and any of their respective agents may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of and interest and other amounts on such Note and for all other purposes whatsoever, whether or not such Note be overdue. Nothing in this Section 14 shall in any way require the consent or approval of the Borrower to any transfer or hypothecation of any Note.

    Section 15.  Lost, Stolen, Damaged and Destroyed Securities.  At the request of any holder of any Note or Warrant, the Borrower will issue and deliver at its expense, in replacement of any Note or Warrant lost, stolen, damaged or destroyed, upon surrender thereof, if mutilated, a new Note in the same aggregate unpaid principal amount, and otherwise of the same tenor, or a new Warrant containing the same rights with respect to the exercise price, conditions (if any) to exercise, expiration date, anti-dilution provisions, and number of shares of Warrant Stock issuable thereunder, as the Note or Warrant so lost, stolen, damaged or destroyed, duly executed by the Borrower. The Borrower may condition the replacement of a Note or Warrant reported by the holder thereof as lost, stolen, damaged or destroyed, upon the receipt from such holder of an indemnity or security reasonably satisfactory to the Borrower; provided, that if such holder shall be you or your nominee or another Eligible Holder or its nominee, your or such Eligible Holder's unsecured agreement of indemnity shall be sufficient for purposes of this Section.

    Section 16.  Miscellaneous.

      16.1  Payments.  Notwithstanding anything to the contrary in this Agreement or in the Notes, the Borrower agrees that, so long as you or any nominee designated by you shall hold any Notes, the Borrower shall cause all payments of principal of and interest on the Notes, and all payments of dividends and other amounts payable to you in respect of the Common Stock issued to you upon exercise of the Warrants, to be made to you in the manner and to the address specified in Section 16.6 herein, or in such other manner or to such other address as you may designate in writing. You agree that prior to the sale, transfer or disposition of any Note you will make a notation thereon of the portion of the principal amount paid or prepaid and the date to which interest has been paid thereon or surrender the same in exchange for a new Note or Notes of the same tenor and of authorized denominations in aggregate principal amount equal to the aggregate unpaid principal amount of the Note or Notes so surrendered, duly executed by the Borrower. The Borrower shall enter into an agreement similar to that contained in this Section with any other Eligible Holder (or nominee thereof).

      16.2  Amendment and Waiver.

      (a) Any term, covenant, agreement or condition of this Agreement or of the Notes may, with the consent of the Borrower, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Majority Holders, except that

        (1) no such amendment or waiver shall (a) reduce the principal of, or the rate of interest on, any of the Notes, (b) change the time of payment of all or any portion of the principal of or interest payable with respect to any of the Notes, (c) modify any of the provisions of this Agreement or of the Notes with respect to the payment or prepayment of the principal thereof or interest thereon, (d) reduce the percentage of Notes required with respect to any

39

    such amendment or to effectuate any such waiver, or (e) modify any provision of this Section, without in each case the specific prior written consent of the holders of all of the Notes at the time outstanding; and

        (2) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

      (b) Any amendment or waiver pursuant to Subsection (a) of this Section 16.2 shall apply equally to all holders of the Notes at the time and shall be binding upon them, upon each future holder of any Note, and upon the Borrower, in each case whether or not a notation thereof shall have been placed on any Note.

      (c) Notwithstanding any other provision contained in this Section 16.2 or elsewhere in this Agreement to the contrary, Notes which at any time are held by the Borrower or by any Subsidiary or Affiliate of the Borrower shall not be deemed outstanding for purposes of any vote, consent, approval, waiver or other action required or permitted to be taken by the holders of Notes, or by any of them, under the provisions of this Section 16.2 or Section 13 of this Agreement, and neither the Borrower nor any such Subsidiary or Affiliate shall be entitled to exercise any right as a holder of Notes with respect to any such vote, consent, approval or waiver or to take or participate in taking any such action at any time.

      16.3  Expenses.  (a) The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated and, if not consummated, regardless of the reasons therefor, to pay and save you harmless against any and all liability for the payment of all reasonable out-of-pocket expenses arising in connection with this Agreement and the other instruments and the transactions hereby contemplated, all expenses incurred in connection with the reproduction of such agreements and instruments and all stamp and other similar taxes (together in each case with interest and penalties, if any) which may be payable in respect of the execution and delivery of such agreement or instruments, or the issuance, delivery or acquisition by you of any Security or otherwise pursuant to this Agreement, and the fees and disbursements of counsel in connection with preparation of such agreements and instruments and the transactions hereby and thereby contemplated, and the fees and disbursements of the Investor's accountants and any costs or fees in connection with preparation of regulatory applications; provided, however, that in the event the Closing shall not occur for any reason other than a material breach by Borrower, the aggregate amount of such expenses shall be limited to $150,000. Investor shall be entitled to be reimbursed for all such expenses paid or incurred by Investor prior to or upon the Closing Date, or if the Closing shall not occur, upon termination of this Agreement for whatever reason.

      (b) On and after the Closing Date, the Borrower also agrees to pay and save you harmless against any and all liability for expenses incurred with respect to the enforcement of any provision of this Agreement or any document or instrument executed in connection therewith, any proposed amendments or waivers (whether or not the same shall be signed or shall become effective) under or in respect of any such agreement or instrument and the consideration of any legal questions relevant thereto, (including, without limitation, in connection with any such enforcement, amendment, waiver or consideration of legal questions)

      16.4  Survival of Representations and Warranties.  All representations and warranties contained herein or made in writing by or on behalf of any party to this Agreement or otherwise in connection herewith shall terminate upon the execution of this Agreement, except for the Investor's Representation and Warranty contained in Section 5.5 of this Agreement and except pursuant to Section 12.1(j) hereof which exceptions shall continue in effect as long as any of the Securities is outstanding. (In the event of any conflict between this Section 16.4 and Section 12.1(j), the provisions of Section 12.1(j) shall control.)

    Initials of Investor      /s/ EN      and Borrower      /s/ SG      .

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      16.5  Successors and Assigns.  All covenants and agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, except that you shall not be obligated to purchase any Note or warrant from any issuer other than the Borrower. The provisions of this Agreement are intended to be for the benefit of all holders, from time to time, of any Securities purchased pursuant hereto, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made by you or your successor or assign.

      16.6  Notices.  All communications provided for hereunder shall be in writing and delivered by hand or sent by first class mail or sent by telex or telecopy (with such telex or telecopy to be confirmed promptly in writing sent by first class mail), sent (i) if to you, to NEW LIFE HOLDINGS, LLC, 11940 San Vicente Boulevard, Los Angeles, California 90049 or to such other address or telex or telecopy number as you may have designated to the Borrower in writing; (ii) if to any other holder of any Notes, to the address or telex or telecopy number (if any) of such holder as set forth in the register maintained pursuant to Section 14; and (iii) if to the Borrower, to Life Financial Corporation, 10540 Magnolia Avenue, Suite B, Riverside, California 92505, Attention: Steven Gardner, Chief Executive Officer; or to such other address or addresses or telex or telecopy number or numbers as the Borrower may most recently have designated in writing to the holders of Notes by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by telex (answerback received) or telecopy, or three (3) Business Days after being so mailed.

      16.7  Governing Law.  THIS AGREEMENT, THE NOTES AND THE WARRANTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE).

      16.8  Submission to Jurisdiction: Waiver of Service and Venue.

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      (a) THE BORROWER HEREBY CONSENTS AND AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING WITHIN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT IT SHALL NOT COMMENCE ANY ACTION OR PROCEEDING RELATING TO ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN ANY PURCHASER OR HOLDER OF NOTES, ON THE ONE HAND, AND THE BORROWER, ON THE OTHER HAND, OR THE CONDUCT OF ANY PARTY IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE EXCEPT IN THE COURTS DESCRIBED ABOVE.

      16.9  Indemnification.  In consideration of the execution and delivery of this Agreement by you, the Borrower hereby agrees to defend, indemnify, exonerate and hold you and any Eligible Holder and each of your and its officers, directors, employees and agents (herein collectively called the "Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable counsel fees and disbursements (herein collectively called the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of or relating to:

      (a) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Securities,

      (b) the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the Indemnitees, or

      (c) any Environmental Matter, any Environmental Law or the actual or alleged existence or release of any Hazardous Material, except for any such Indemnified Liabilities arising on account of any Indemnitee's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Borrower under this Section 16.9 shall survive the payment or transfer of any Note and the enforcement of any provision hereof or thereof.

      16.10  Registration Rights.

      (a) Demand Registrations.

        (1) At any time after November 30, 2002, a Specified Percentage of the Warrant Holders may request in writing that the Borrower effect the registration under the Securities Act of all or part of such Warrant Holder's or Warrant Holders' Registrable Securities, specifying in the request the number and type of Registrable Securities to be registered by each such holder and the intended method of disposition thereof (such notice is hereinafter referred to as a "Holder Request"), with such offering of securities to have a value of at least $3,000,000. Upon receipt of such Holder Request, the Borrower will promptly give written notice of such requested registration to all other holders of Registrable Securities, which other holders shall have the right to include the Registrable Securities held by them in such registration and thereupon each Borrower will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Borrower has been so requested to register by such Warrant Holders; provided, however, that the Borrower shall not be obligated to effect more than two registrations pursuant to this Section 16.10(a), and provided, further, that the Borrower shall not be obligated to effect a registration pursuant to this Section 16.10(a) unless the number of Registrable Securities requested to be registered pursuant to all Holder Requests shall be equal to at least thirty percent (30%) of all shares of

42

    Common Stock issued or issuable upon the exercise of the Warrants; provided, further, that the Borrower shall be entitled to postpone effecting a registration for up to ninety (90) days once during any twelve-month period.

        (2) If the Borrower proposes to effect a registration requested pursuant to this Section 16.10(a) by the filing of a registration statement on Form S-3 (or any similar short-form registration statement) the Borrower will comply with any request by the managing underwriter to effect such registration on another permitted form if such managing underwriter advises the Borrower that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering.

        (3) A registration requested pursuant to Section 16.10(a) will not be deemed to have been effected unless it has become effective; provided, that, if after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

        (4) The Borrower will pay all Registration Expenses in connection with each of the registrations of Registrable Securities effected by it pursuant to this Section 16.10(a).

        (5) The holders requesting the registration shall have the right to select the investment banker (or investment bankers) subject to Borrower's approval, not to be unreasonably withheld, that shall manage the offering (collectively, the "managing underwriter").

        (6) Whenever a requested registration pursuant to this Section 16.10(a) involves a firm commitment underwriting (an "Underwritten Offering"), the only shares that may be included in such Offering are (i) Registrable Securities, (ii) other shares of Common Stock which are sought to be included by the Borrower in such Offering ("Borrower Securities"), and (iii) other shares of Common Stock issued and outstanding on the date thereof, which are sought to be included by the holders thereof in such Offering ("Additional Securities").

        (7) If a registration pursuant to this Section 16.10(a) involves an Underwritten Offering and the managing underwriter shall advise the Borrower that, in its judgment, the number of shares proposed to be included in such Offering should be limited due to market conditions, then the Borrower will promptly so advise each holder of Registrable Securities that has requested registration, and (i) the Additional Securities, if any, shall first be excluded from such Offering pro rata, based on the respective number of shares of Additional Securities as to which registration has been requested by the holders thereof, to the extent necessary to meet such limitation; (ii) if further exclusions are necessary to meet such limitation, Borrower Securities, if any, shall be excluded to the extent necessary to meet such limitation; and (iii) if still further exclusions are necessary to meet such limitation, Registrable Securities held by the Warrant Holders shall be excluded pro rata, based on the respective number of shares of Registrable Securities as to which registration has been requested by such holders.

        (8) To the extent that any shares of Common Stock requested to be included in a sale pursuant to this Section 16.10(a) are issuable (but have not been issued) upon the exercise of Warrants, such Warrants shall be exercised and such shares of Common Stock shall be issued upon the sale of the relevant Registrable Securities in connection with an effective registration statement effected under the provisions of this section 16.10(a). The Warrant Holders and the Borrower shall take any action necessary to effect the required exercise of such Warrants for shares of Common Stock to effect such sale. The Borrower will not grant to any Person the right to request the Borrower to register any equity or debt securities of the Borrower which rights are superior or pari passu, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the Majority of the Warrant Holders.

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        (9) If the Borrower shall determine not to register all of the Registrable Securities as requested by a Specified Percentage of the Warrant Holders pursuant to this Section 16.10(a), it shall give prompt written notice of such determination (the "Determination Notice") to each holder of Registrable Securities within thirty-five (35) days after the initial request for such registration. Following the receipt of the Determination Notice, a Specified Percentage of the Warrant Holders shall submit to the Borrower a list of three (3) investment banking firms of recognized standing, and the Borrower shall have ten (10) days following receipt of such list to select, by written notice to such holders (the "Selection Notice") one of such firms (the "Selected Investment Banking Firm"). The Determination Notice shall contain an irrevocable commitment by the Borrower to purchase all of the Registrable Securities for which demand for registration had been so made, at a price per share determined, within sixty (60) days of the Selection Notice by the Selected Investment Banking Firm, to be the estimated "price per share to the public" if such shares and such additional shares representing in the aggregate thirty percent (30%) of the equity ownership of the Borrower had been included in an Underwritten Offering of the Borrower's Common Stock. All costs, fees and expenses of the Selected Investment Banking Firm shall be borne solely by the Borrower. Within thirty-five (35) days after receipt of written notice of such price per share, each Warrant Holder may elect, by written notice to the Borrower, to sell to the Borrower at such price per share any or all of such Warrant Holder's Registrable Securities for which demand for registration had been made pursuant to this Section 16.10(a).

      (b) Form S-3 Registration. In case the Borrower shall receive from any Warrant Holders constituting a Specified Percentage thereof a written request or requests that the Borrower effect a registration on Form S-3 (or any similar successor form) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or holders, the Borrower will:

        (1) Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

        (2) As soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requetested and as would permit or faciliatate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Warrant Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Borrower; provided, however, that the Borrower shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 16.10(b): (i) if the Borrower is not qualified as a registrant entitled to use Form S-3 (or the applicable successor form); (ii) if the Holders, together with the holder of any other securities of the Borrower entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than One Million Dollars ($1,000,000); (iii) if the Borrower shall furnish to the Holder a certificate signed by the President of the Borrower stating that in the good faith judgement of the board of Directors of the Borrower, it would be seriously detrimental to the Borrower and its shareholders for such Form S-3 registration to be effected at such time, in which event the Borrower shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 16.10(b); provided, however, that the Borrower shall not utilize this right more than once in any twelve-month period; (iv) if the Borrower has, within the six-month period preceding the date of such request, already effected one (1) registration on Form S-3 (or applicable successor form) at the request of the Holders, which registration has been declared effective; or (v) in any particular jurisdiction in which the Borrower would be required to qualify to do business or to

44

    execute a general consent to service of process in effect in such registration, qualification or compliance. The Borrower shall not be required to effect more than two (2) registrations under this Section 16.10(b).

        (3) Subject to the foregoing, the Borrower shall file and use its best efforts to bring effective a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Warrant Holders rights under this Section 16.10 shall terminate when their shares can be sold under Rule 144.

        (4) The provisions of subparagraphs (3), (4), (5), (6), (7), (8) and (9) of paragraph (a) of this Section 16.10 shall likewise be applicable to registrations effected pursuant to this paragraph (b).

      (c) Piggyback Registrations.

        (1) If the Borrower at any time proposes to register any of its equity or debt securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice to all the holders of Registrable Securities promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such registration will be in connection with an underwritten offering of Registrable Securities and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities are reasonably expected to be sold). Upon the written request of any such holder delivered to the Borrower within 30 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Borrower will use its best efforts to effect the registration under the Securities Act of all of the Registrable Securities that the Borrower has been so requested to register; provided, however, that:

      (A) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Borrower shall determine for any reason not to register such securities, the Borrower may, at its election, give written notice of such determination to each holder of Registrable Securities who made a request as hereinabove provided and thereupon the Borrower shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the holders of the Registrable Securities to request that such registration be effected as a registration under Section 16.10(a).

      (B) If such registration involves an Underwritten offering, all holders of Registrable Securities requesting to be included in the Borrower's registration must sell their Registrable Securities to the underwriters selected by the Borrower on the same terms and conditions as apply to the Borrower.

        (2) No registration effected under this Section 16.10(c) shall relieve the Borrower of its obligation to effect registration upon request under Section 16.10(a); provided, however, that the Borrower shall not be obligated to effect more than two (2) registrations under this Section 16.10(c).

        (3) The Borrower shall not be obligated to effect any registration of Registrable Securities under this Section 16.10(c) incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

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        (4) The Registration Expenses incurred in connection with each registration of Registrable Securities requested pursuant to this Section 16.10(c) shall be paid by the Borrower.

        (5) If a registration pursuant to this Section 16.10(c) involves an Underwritten Offering and the managing underwriter advises the Borrower that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, then the Borrower will include in such registration (i) first, the securities the Borrower proposes to sell, and (ii) second, the number of such Registrable Securities and Additional Securities requested to be included in such registration that, in the opinion of such managing underwriter, can be sold, such amount to be allocated pro rata among all such requesting holders of Registrable Securities and Additional Securities on the basis of the relative number of shares of securities each such holder has requested to be included in such registration.

        (6) In connection with any Underwritten Offering with respect to which holders of Registrable Securities shall have requested registration pursuant to this Section 16.10(c), the Borrower shall have the right to select the managing underwriter with respect to the offering: provided that such managing underwriter is reasonably acceptable to the holders of a majority of the Registrable Securities requested to be sold in such Underwritten Offering.

        (7) Warrants exercisable to purchase shares of Common Stock which shares are requested to be included in a sale pursuant to this Section 16.10(c) shall be exercised for such shares of Common Stock upon the sale of the relevant Registrable Securities in connection with an effective registration statement under the provisions of this Section 16.10(c). The Borrower and the holders of such Warrants shall take any action necessary to effect the required exercise of such Warrants for shares of Common Stock to effect such sale.

      (d) Registration Procedures.

        (1) If and whenever the Borrower is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 16.10(a), 16.10(b) or 16.10(c), the Borrower will, as expeditiously as possible:

        (2) Prepare and, in any event within 60 calendar days after the end of the period within which requests for registration may be given to the Borrower, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective (provided, that, in the case of a registration provided for in Section 16.10(a) or 16.10(c), before filing a registration statement or prospectus or any amendments or supplements thereto, the Borrower, will furnish to the counsel selected by the Warrant Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; and, provided, further, that the Borrower may discontinue any registration of its securities that is being effected pursuant to Section 16.10(c) at any time prior to the effective date of the registration statement relating thereto).

        (3) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period as may be requested by the Warrant Holders not exceeding three (3) months and to comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

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        (4) Furnish to each holder of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

        (5) Use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by such seller, in such jurisdictions, except that the Borrower shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 16.10(d)(5), it is not then so qualified, or (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is not then so subject.

        (6) Use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

        (7) Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 16.10(c)(1)(B), if the Borrower becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        (8) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Borrower), an earnings statement of the Borrower which will satisfy the provisions of Section 11(a) of the Securities Act.

        (9) Use its best efforts in cooperation with the underwriters to list such Registrable Securities on each securities exchange as they may reasonably designate.

        (10) In the event the offering is an Underwritten offering, use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Borrower in customary form and covering such matters of the type customarily covered by such letters as (i) the Warrant Holders or (ii) the sellers of a majority of any class of such Registrable Securities (excluding shares being sold by the Warrant Holders) reasonably request, in order to effect an underwritten public offering of such Registrable Securities.

        (11) Execute and deliver all instruments and documents (including in an Underwritten Offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as (i) the Warrant Holders or (ii) sellers of a majority of

47

    any class of such Registrable Securities (excluding shares being sold by the Warrant Holders) reasonably request in order to effect an underwritten public offering of such Registrable Securities.

        (12) Each holder of Registrable Securities will, upon receipt of any notice from the Borrower of the happening of any event of the kind described in Section 16.10(c)(1)(F), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 16.10(c)(1)(F).

        (13) If a registration pursuant to Section 16.10(a), 16.10(b) or 16.10(c) involves an Underwritten Offering, each holder of Registrable Securities agrees, whether or not such holder's Registrable Securities are included in such registration, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the managing underwriter, during a period commencing seven calendar days before and ending 90 calendar days (or such lesser number as the managing underwriter shall designate) after the effective date of such registration.

        (14) If a registration pursuant to Section 16.10(a), 16.10(b) or 16.10(c) involves an Underwritten Offering, the Borrower agrees, if so required by the managing underwriter, not to effect any public sale or distribution of any of its equity or debt securities, as the case may be, or securities convertible into or exchangeable or exercisable for any of such equity or debt securities, as the case may be, during a period commencing seven calendar days before and ending 90 calendar days after the effective date of such registration, except for such Underwritten Offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

        (15) If a registration pursuant to Section 16.10(a), 16.10(b) or 16.10(c) involves an Underwritten Offering, a majority of the holders of Registrable Securities requesting to be included in such registration may elect, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration, unless such holder has agreed with the Borrower or the managing underwriter to limit its right under this Section 16.10(d). Notwithstanding such election, such registration shall be counted toward the applicable limitations on number of registrations required to be effected under Section 16.10(a), 16.10(b) or 16.10(c), as the case may be, unless such Holders shall have reimbursed Borrower for the reasonable and documented costs of such registration.

        (16) It is understood that in any Underwritten Offering in addition to any shares of stock (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase up to a number of additional shares of stock (the "option shares") equal to 15% of the initial shares (or such other maximum amount as the NASD may then permit), solely to cover over-allotments. Shares of stock proposed to be sold by the Borrower and the other sellers shall be allocated between initial shares and option securities as agreed or, in the absence of agreement, pursuant to Section 16.10(a)(7) or 16.10(c)(5), as the case may be. The number of initial shares and option shares to be sold by requesting holders shall be allocated pro rata among all such holders on the basis of the relative number of shares of Registrable Securities each such holder has requested to be included in such registration.

        (17) Notwithstanding anything in this Section 16.10 to the contrary, in lieu of exercising any Warrant prior to or simultaneously with the filing or the effectiveness of any registration

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    statement filed pursuant to this Section 16.10, the holder of such Warrant may sell such Warrant to the underwriter of the offering being registered upon the undertaking of such underwriter to exercise such Warrant before making any distribution pursuant to such registration statement and to include the Common Stock issued upon such exercise among the securities being offered pursuant to such registration statement. The Borrower agrees to cause such Common Stock to be included among the securities being offered pursuant to such registration statement to be issued within such time as will permit the underwriter to make and complete the distribution contemplated by the underwriting.

      (e) Indemnification.

        (1) In the event of any registration of any securities of the Borrower under the Securities Act pursuant to Section 16.10(a), 16.10(b) or 16.10(c), the Borrower will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each seller of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners (and directors and officers thereof and, if such seller is a portfolio or investment fund, its investment advisors or agents, and, with respect to any indemnification to be provided to Holder, and its directors, its employees and officers), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, as follows:

      (A) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

      (B) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Borrower; and

      (C) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (A) or (B) above;

    provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Borrower by or on behalf of any underwriter or Holder of securities expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto): and provided, further, that the Borrower will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 16.10(e)(1) with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case

49

may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Borrower has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, general or limited partner, investment advisor or agent, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

        (2) The Borrower may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 16.10(a), 16.10(b) or 16.10(c), that the Borrower shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 16.10(e)(1)) the Borrower with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Borrower by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Borrower or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. In that event, the obligations of the Borrower and such sellers pursuant to this Section 16.10(e) are to be several and not joint; provided, however, that, with respect to each claim pursuant to this Section, the Borrower shall be liable for the full amount of such claim, and each such seller's liability under this Section 16.10(e) shall be limited to an amount equal to the net proceeds (after deducting the indemnity discount and expenses) received by such seller from the sale of Registrable Securities held by such seller pursuant to this Agreement.

        (3) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 16.10(e), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as herein provided shall not relieve the indemnifying party of provided obligations under this Section 16.10(e), except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel for a majority of the sellers of Registrable Securities, or more than one firm of counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnifying party in connection with the defense thereof.

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        (4) The Borrower and each seller of Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

      (f)  Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 16.10(e) is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Borrower, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Borrower and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 16.10(e)(2) were available. The Borrower and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 16.10(f), each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Borrower who signed the registration statement, and each Person, if any, who controls the Borrower or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Borrower or a seller of Registrable Securities, as the case may be.

      16.11  Integration and Severability.  This Agreement, together with the exhibits hereto, embodies the entire agreement and understanding among you and the Borrower, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, shall not in any way be affected or impaired thereby.

      16.12  Brokered Loan Transactions.  The parties acknowledge that Namco Capital Group, Inc. and EMAX Mortgage, each of which is an Affiliate of the Purchaser and other entities affiliated with Investor (collectively, "Namco"), are in the business of brokering loan transactions and that, in its capacity as a broker, Namco may refer loan transactions to the Bank. If the referred transactions are approved by the Bank, Namco may receive fees and commissions from the Bank. Investor acknowledges that the decision to approve or disapprove any such loan transaction, and the terms of any such loan transaction, shall be made by the Bank in its sole discretion based on the Bank's own underwriting criteria, without regard to the Bank's relationship with Namco. Investor acknowledges that any fees payable to Namco in connection with such loan transactions shall be no greater than fees payable by the Bank in connection with similar transactions involving third party brokers unaffiliated with the Bank, or which would in good faith be applicable to such transactions.

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      16.13  Nature of Investor and Holder Consents and Actions.  Borrower acknowledges that Investor and/or any Holder hereunder shall be entitled to take any action or give or not give any consent, including taking any action to foreclose or otherwise taking enforcement action with respect to any security for Borrower's obligations hereunder, solely in such person's capacity of creditor, and that the right or ability to take such action or give or not give any such consent shall not be affected by Investor's or any Holder's right, if any, to designate certain members of the Board of Directors of Borrower or Bank, the fact that certain officers, members, directors, employees and stockholders of Investor or any Holder may be members of the Board of Directors of Borrower or Bank, or the fact that Investor or such Holder may hold warrants to purchase Common Stock, or may own shares of Common Stock.

      16.14  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

      16.15  Waiver of Right to Trial By Jury.  EACH OF THE BORROWER AND YOU HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED, IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. YOU AND THE BORROWER EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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    If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this letter shall become a binding agreement between you and the undersigned.

Very truly yours,
LIFE FINANCIAL CORPORATION
By:	/s/ STEVEN R. GARDNER
Its:	President & CEO
Solely for purposes of Sections 9.7 and 10.18
LIFE BANK, FSB
By:	/s/ STEVEN R. GARDNER
Its:	President & CEO
NEW LIFE HOLDINGS, LLC
By:	/s/ EZRI NAMVAR
Its:	Agent

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SCHEDULES AND EXHIBITS

Schedule 4.4	Capital Stock of the Borrower Upon Consummation of the Transactions
Schedule 4.5(a)	Financial Statements
Schedule 4.5(b)	Interim Changes
Schedule 4.5(c)	Projections
Schedule 4.6	Subsidiaries
Schedule 4.7	Litigation
Schedule 4.8	Certain Indebtedness
Schedule 4.9	Consents
Schedule 4.10	REO Properties
Schedule 4.12	Violations, Defaults, etc.
Schedule 4.16	Labor Matters
Schedule 4.17	Environmental Matters
Schedule 4.18	Franchises, Licenses, Etc.
Schedule 4.19	Intellectual Property
Schedule 4.21	ERISA
Schedule 4.22	Insurance
Schedule 4.26	Classified Loans
Schedule 9.5	Use of Proceeds
Schedule 10.1	Certain Permitted Indebtedness
Schedule 10.2	Certain Permitted Liens
Schedule 10.5(c)	Certain Permitted Transactions
Exhibit A	Form of Note
Exhibit B	Form of Warrant
Exhibit C	Form of Opinion of Counsel for the Borrower
EXHIBIT D	Form of Pledge and Security Agreement

i

LIFE FINANCIAL CORPORATION

Senior Secured Note
Due 2006

No.

$12,000,000

            , 2001

    LIFE FINANCIAL CORPORATION, a Delaware corporation, (the "Borrower"), for value received, hereby promises to pay to

NEW LIFE HOLDINGS, LLC

or assigns on
            , 2006
the principal amount of

TWELVE MILLION
DOLLARS ($12,000,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months), compounded quarterly, on the principal amount from time to time remaining unpaid hereon at the Applicable Rate as in effect from time to time from the date hereof until      , 2006 (the "Maturity Date"). Interest, compounded quarterly, shall initially accrue and be added to the principal of the Note. Accrued interest shall be payable quarterly on the last Business Day of March, June, September and December in each year (each, an "Interest Payment Date") commencing with the first Interest Payment Date in 2003. The Borrower shall be required to make such payments on this Note as are set forth in the Purchase Agreement. The Borrower agrees to pay interest (so computed) at the rate of two percentage points in excess of the Applicable Rate per annum, upon the occurrence of and during the continuation of any Event of Default and from after and the date the indebtedness evidenced by this Note is to be repaid, whether by maturity, acceleration or otherwise, on any overdue principal and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal hereof and interest hereon are payable at the principal office of Investor, in lawful money of the United States of America.

    This Note is the Senior Secured Note Due 2006 of the Borrower (the "Note") in the initial principal amount of $12,000,000 issued or to be issued under and pursuant to the terms and provisions of the Note and Warrant Purchase Agreement (the "Purchase Agreement"), dated as of November  , 2001, entered into by the Borrower and NEW LIFE HOLDINGS, LLC. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

    This Note and the Indebtedness evidenced hereby are secured by, and shall at all times be entitled to the benefit of the collateral security specified in, the Pledge and Security Agreement between the parties of even date herewith, all to the extent more fully set forth in the Purchase Agreement.

    This Note may be declared due prior to its expressed maturity date, and certain additional payment amounts are required to be made thereon, all in the events, at the times, on the terms and in the manner and amounts provided in the Purchase Agreement.

    The covenants, representations and warranties of the Borrower under the Purchase Agreement are incorporated herein by this reference as though set forth in full.

    The Borrower covenants that, if it shall default in the making of any payment of principal of, or interest on, any Note or in the performance or observance of any agreement contained in the Purchase

Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holders rights, including reasonable counsel fees.

    This Note is registered on the books of the Borrower and is transferable only by surrender thereof at the principal executive office of the Borrower duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing, provided that in no event shall the consent of the Borrower be required for any sale or other transfer of this Note or any portion thereof. Payment of or on account of principal, prepayment charges (if any) and interest on this Note shall be made only to or upon the order in writing of the registered holder.

    THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS OF SUCH STATE).

LIFE FINANCIAL CORPORATION

By:
Its:

WARRANT

No. W-1

Warrant to Purchase 1,166,400 Shares of
Warrant Stock (subject to adjustment)

LIFE FINANCIAL CORPORATION
Incorporated Under the Laws of the State of Delaware

    THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND ANY SECURITIES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE LAWS.

    This certifies that, for value received, NEW LIFE HOLDINGS, LLC, or its assigns, is entitled to subscribe for and purchase, during the period specified in this Warrant, 1,166,400 shares (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and non-assessable Common Stock, par value $0.01 per share ("Common Stock") of LIFE FINANCIAL CORPORATION, a Delaware corporation (together with its successors and assigns, the "Corporation"), at an initial exercise price of $0.75 (seventy-five cents) per share (such exercise price, as from time to time adjusted in accordance with the terms hereof, being hereinafter called the "Warrant Price"). Notwithstanding anything to the contrary in this Warrant, in no event shall the aggregate number of shares of Common Stock acquired upon exercise of this Warrant by NEW LIFE HOLDINGS, LLC constitute greater than 49% of the issued and outstanding shares of Common Stock on a fully diluted basis.

    1.  Duration.  The right to subscribe for and purchase shares of Warrant Stock shall commence on the date hereof and shall expire at 5:00 P.M., Pacific Time, on the tenth anniversary of the Closing; provided, however, that if, on such expiration date, the Corporation is then required, pursuant to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an underwritten public offering in which shares of Warrant Stock are, pursuant to the Note Purchase Agreement, entitled to be included, such right to subscribe for and purchase shares of Warrant Stock shall expire at 5:00 P.M., Pacific Time, on the 30th day following the date on which such registration shall have become effective.

    2.  Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.  The purchase right represented by this Warrant may be exercised cumulatively as follows: (i) as to 116,640 shares (as such number may be adjusted from time to time in accordance with this Warrant) on or before the first anniversary of the Closing; (ii) as to the shares described in the preceding clause (i) and an additional 116,640 shares (as such number may be adjusted from time to time in accordance with this Warrant), after the first anniversary of the Closing but on or before the second anniversary of the Closing; (iii) as to the shares described in the preceding clauses (i) and (ii) and an additional 116,640 shares (as such number may be adjusted from time to time in accordance with this Warrant), after the second anniversary of the Closing but on or before the third anniversary of the Closing; and (iv) as to all of the shares subject to this Warrant after the third anniversary of the Closing but prior to expiration hereof;

provided, however, that if upon exercise, the Holder would own 25% or greater of the issued and outstanding Common Stock, then approval by the Office of Thrift Supervision ("OTS") shall be required as a condition to exercise, and if upon exercise the Holder would own less than 25% of the

1

issued and outstanding Common Stock, then OTS approval may be required and, if required, such OTS approval shall be a condition to exercise. Neither of the foregoing shall apply where the Holder has received prior OTS approval or has obtained any required OTS rebuttal of control and the issuance of additional shares of Common Stock pursuant to the Warrant is not inconsistent with the terms of such approval or rebuttal.

    The Holder hereof may exercise this Warrant, in whole or in part, by Holder's (i) first providing 30 days' written notice to the Corporation of the Holder's intention to exercise this Warrant in whole or in part, specifying the number of shares of Warrant Stock as to which the Warrant shall be exercised and setting the date of exercise (the "Exercise Date"), which shall be no less than 30 days after the date of such written notice; (ii) surrender of this Warrant on or before the Exercise Date (with the subscription form attached hereto duly executed) at the principal office of the Corporation, and (iii) payment to the Corporation of the then applicable Warrant Price for the shares being purchased upon such exercise by certified or official bank check or by surrender to the Corporation of a Note or Notes or by a combination thereof. Any Note so surrendered shall be valued at an amount equal to the unpaid principal balance thereof on the date of surrender plus unpaid interest accrued on the Note to the date of surrender. In such case, the Holder may elect whether or not the unpaid interest accrued on the Note to the date of surrender shall be applied to the Warrant Price hereunder. If the entire unpaid principal amount of any Note is applied to the Warrant Price hereunder and if the Holder does not elect to have the unpaid interest accrued on the Note to the date of surrender applied toward the Warrant Price, then the Corporation shall pay to the Holder the amount of unpaid interest accrued on the Note to the date of surrender, by certified or official bank check, and the Holder, upon receipt of such payment, shall surrender such Note and such Note shall be cancelled. If less than the entire unpaid principal amount of any Note shall be applied toward the Warrant Price, the Holder thereof shall surrender the Note and the Corporation shall (1) pay to Holder the amount of unpaid interest accrued to the date of surrender on the portion of the principal amount of the Note which has been applied toward the Warrant Price, such payment to be in the form of a certified or official bank check, and (2) issue a new Note (dated the date of the Note being surrendered) representing the balance of the unpaid principal amount of the Note so surrendered payable to the order of such Holder or as such Holder may otherwise direct. In the event of any exercise of the rights represented by this Warrant, (i) certificates for the shares of Warrant Stock so purchased shall be dated the Exercise Date and be delivered to the Holder hereof within a reasonable time, not exceeding fifteen days, after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the Exercise Date, and (ii) in the event of a partial exercise of this Warrant, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. This Warrant may be transferred on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Corporation, properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.

    This Warrant is exchangeable at the principal office of the Corporation for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange, but in no event less than 10,000 shares of Warrant Stock. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

    The Corporation will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof or of any shares of Warrant Stock issued upon such exercise, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that

2

if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Corporation to afford such rights to such Holder.

    3.  Stock Fully Paid; Reservation of Shares.  The Corporation covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of the issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Warrant Stock to provide for the exercise of the rights represented by this Warrant. If the Warrant Price is at any time less than the par value of the Warrant Stock or if the Warrant at any time is exercisable by its delivery alone and without payment of any additional consideration, the Corporation also covenants and agrees to cause to be taken such action (whether by decreasing the par value of the Warrant Stock, the conversion of the Warrant Stock from par value to no par value, or otherwise) as will permit the exercise of this Warrant and the issuance of the Warrant Stock without any additional payment by the Holder hereof (other than payment of the Warrant Price, if any, and applicable transfer taxes, if any), which Warrant Stock, upon such issuance, will be fully paid and non-assessable.

    If any shares of the Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Corporation will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or qualified.

    The Corporation shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Corporation will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Corporation to perform its obligations under this Warrant.

    4.  Adjustment of Purchase Price and Number of Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the payment of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

    (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. In case of any recapitalization or reorganization of the Corporation or any reclassification or change of outstanding Securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change—other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination—of outstanding Securities issuable upon exercise of this Warrant), or in case of any sale or transfer to another corporation of the Property of the Corporation as an entirety or substantially as an entirety,

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the Corporation or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, issue a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise in lieu of each share of Warrant Stock theretofore issuable upon exercise of this Warrant the kind and the highest amount of shares of Stock, other securities, money and property receivable upon such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer by a Holder of one share of Common Stock issuable upon exercise of this Warrant had it been exercised immediately prior to such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (a) shall similarly apply to successive recapitalizations, reorganizations, reclassifications, changes, consolidations, mergers, sales and transfers.

    (b) Subdivision or Combination of Shares. If the Corporation, at any time while this Warrant is outstanding, shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Corporation shall take a record of holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination or, if the Corporation shall take a record of holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier.

    (c) Certain Dividends and Distributions. If the Corporation, at any time while this Warrant is outstanding, shall:

      (i)  Stock Dividends. Pay a dividend in, or make any other distribution of, Common Stock, the Warrant Price shall be adjusted, as at the date the Corporation shall take a record of the Holders of its Common Stock, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Corporation paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection with such dividends); or

      (ii) Liquidating Dividends, Etc. Make a distribution of its Property to the Holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Holder of this Warrant shall, upon exercise, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any consideration therefor, a sum equal to the amount of such Property as would have been payable to such Holder as owner of that number of shares of Warrant Stock of the Corporation receivable by exercise of this Warrant, had such Holder been the Holder of record of such Warrant Stock on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

    (d) Issuance of Additional Shares of Common. If the Corporation, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to

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that price determined by multiplying the Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at the Warrant Price, and the denominator of which shall be the number of shares of Common outstanding immediately after the issuance of such Additional Shares of Common.

    The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (1) any adjustment shall have been made pursuant to subsection (e) of this Section 4 or (2) no adjustment was required pursuant to subsection (e) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of Common Stock in a public offering or, subject to Section 4(a) upon the issuance of Common Stock as consideration in a merger or consolidation in which the Corporation or a Subsidiary is a constituent corporation.

    (e) Issuance of Common Stock Equivalents. In case the Corporation shall, at any time while this Warrant is outstanding, issue any Common Stock Equivalent and the price per share for which Additional Shares of Common may be issuable thereafter (calculated in accordance with Section 4.2(f)(i)) pursuant to such Common Stock Equivalent shall be less than the Warrant Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common may be issuable thereafter is amended, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the second sentence of subsection (d) of this Section 4 on the basis that (1) the maximum number of Additional Shares of Common issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Corporation shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common shall be calculated in accordance with Section 4.2(f)(i). No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

    (f)  Other Provisions Applicable to Adjustments Under This Section 4. The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in this Section 4:

      (i)  Computation of Consideration. The consideration received by the Corporation shall be deemed to be the following: to the extent that any Additional Shares of Common or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Corporation therefor, or, if such Additional Shares of Common or Common Stock Equivalents are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Corporation for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the time of such

5

  issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Corporation for issuing such Common Stock Equivalents, plus the additional consideration payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Stock other than Common, the Corporation shall be deemed to have received for such Additional Shares of Common or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of such notice, the Holders of Warrants exercisable for at least a majority of Warrant Stock then unissued shall notify the Board in writing of their objection to such determination, a determination of fair market value of such consideration shall be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in Los Angeles, California.

      (ii) Readjustment of Warrant Price. Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common actually so issued shall be deemed to have been issued and only the consideration actually received by the Corporation (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Corporation.

      (iii) Treasury Shares. The number of shares of Common at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Corporation or any of its Subsidiaries.

    (g) Other Action Affecting Common. In case after the date hereof the Corporation shall take any action affecting its Common, other than an action described in any of the foregoing subsections (a) through (g) of this Section 4, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 4, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

    (h) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any provision of this Section 4, the number of shares of Warrant Stock purchasable hereunder shall be adjusted, to the nearest one-hundredth of a whole share, to the product obtained by multiplying the number of such shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter. If the Corporation shall be in default under its agreement contained in the last sentence of Section 3 of this Warrant so that applicable law prevents the issuance of shares at the Warrant Price adjusted in accordance with this Section 4, the adjustment of shares provided in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest

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price at which this Warrant may then be exercised. Such exercise shall not constitute a waiver of any claim arising against the Corporation by reason of its default under the agreement contained in the last sentence of Section 3 of this Warrant.

    5.  Notice of Adjustments.  Whenever the Warrant Price or number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted pursuant to Section 4 hereof, the Corporation shall cause its chief financial officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and number of shares of Warrant Stock purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant promptly after each adjustment.

    6.  Fractional Shares.  No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Corporation shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Warrant Price then in effect.

    7.  Right of First Refusal.  Any Holder entitled on exercise to Warrant Stock of 500,000 shares or more (as adjusted for any stock splits, reverse stock splits or similar events) shall have a pro rata right of first refusal to purchase any shares of equity securities to be issued by the Corporation. The pro rata portion to which such Holder shall be entitled shall be calculated on the percentage basis that such Holder's percentage ownership of Common Stock, assuming the exercise of all Warrant Stock, bears to all Common Stock or Common Stock Equivalents outstanding. The right of first refusal provided pursuant to this Section 7 shall not be applicable to the issuance of Common Stock in a public offering, upon the issuance of Common Stock as consideration in a merger or consolidation in which the Corporation or a Subsidiary is a constituent corporation, upon the exercise of stock options issued under the Company's stock option plan or upon the exercise of this Warrant or any portion thereof.

    8.  Assignment.  The Holders of the Warrant shall have the right to freely assign the Warrant, in whole or in part, without obtaining the consent of the Corporation.

    9.  Definitions.  For the purposes of this Warrant, the following terms have the following meanings:

    "Additional Shares of Common" shall mean all shares of Common issued by the Corporation after the date hereof (including without limitation upon exercise of stock options granted prior to the date hereof) except Warrant Stock.

    "Board" shall mean the Board of Directors of the Corporation.

    "Business Day" means any day except a Saturday, a Sunday or a legal holiday in the State of California.

    "Common Stock" shall mean the Corporation's Common Stock, par value $0.01 per share, and any Stock into which such Common Stock may hereafter be changed.

    "Common" shall mean the Common Stock and any capital stock of the Corporation of any class which shall be authorized at any time after the date of this Warrant and which shall have the right to participate in the distribution of earnings and assets of the Corporation without limitation as to amount.

    "Common Stock Equivalent" shall mean any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common or any Convertible Security.

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    "Convertible Securities" shall mean evidences of indebtedness, shares of Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common. The term "Convertible Security" shall mean one of the Convertible Securities.

    "Corporation" shall mean Life Financial Corporation, a Delaware corporation, and its successors and assigns.

    "Exercise Date" is as defined in Section 2 of this Warrant.

    "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time, applied on a consistent basis both as to classification of items and amounts.

    "Holders" shall mean the Persons who shall from time to time own of record any Warrant. The term "Holder" shall mean one of the Holders.

    "Note Purchase Agreement" shall mean the Note and Warrant Purchase Agreement dated as of November  , 2001 between the Corporation and New Life Holdings, LLC, as such Agreement may from time to time be amended, modified or supplemented in accordance with its terms.

    "Notes" shall mean the Senior Secured Notes Due 2006 of the Corporation in the aggregate original principal amount of $12,000,000, issued pursuant to the Note Purchase Agreement.

    "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

    "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

    "Securities" shall mean any debt or equity securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

    "Securities Act" shall mean as of any date the Securities Act of 1933, as amended, or any similar federal statute then in effect.

    "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in, the capital stock of a corporation of any class.

    "Subsidiary" shall mean any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Corporation or by one or more Subsidiaries or by the Corporation and one or more Subsidiaries.

    "Voting Stock", as applied to the Stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

    "Warrant" shall mean this Warrant and any other warrant or right hereafter issued by the Corporation in substitution or exchange for all or any part of this Warrant.

    "Warrant Price" shall have the meaning specified in the first paragraph of this Warrant.

    "Warrant Stock" shall mean the Warrant Stock or other Securities issuable upon exercise of this Warrant.

    10.  Amendment and Waiver.  Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Corporation and the Holders of Warrants exercisable for at least a majority of Warrant Stock then

8

unissued; provided, however, that no such amendment or waiver shall reduce the number of shares of Warrant Stock issuable under the Warrants, increase the Warrant Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 9 without the consent of the Holders of all Warrants then outstanding.

    11.  Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE).

Dated: , 2001	LIFE FINANCIAL CORPORATION
By:

Its:
Attest:

Assistant Secretary

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SUBSCRIPTION

LIFE FINANCIAL CORPORATION

    The undersigned NEW LIFE HOLDINGS, LLC, pursuant to the provisions of the within Warrant, hereby elects to purchase            shares of Warrant Stock of LIFE FINANCIAL CORPORATION covered by the within Warrant.

Dated:	Signature

Address

ASSIGNMENT

    FOR VALUE RECEIVED,            hereby sells, assigns and transfers unto            the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint            , attorney, to transfer the Warrant on the books of the within named Corporation.

Dated:

PARTIAL ASSIGNMENT

    FOR VALUE RECEIVED,            hereby sells, assigns and transfers unto            the right to purchase            shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint            , attorney, to transfer that part of the Warrant on the books of the within named Corporation.

Dated:

FOR USE BY THE CORPORATION ONLY:

    This Warrant No. W-  cancelled (or transferred or exchanged) this      day of            , 19  ,            shares of Warrant Stock issued therefor in the name of            , Warrant No. W-  issued for             shares of Warrant Stock in the name of            .

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EXHIBIT C

MATTERS TO BE ADDRESSED IN OPINION OF BORROWER'S COUNSEL

    1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is duly qualified to do business as a foreign corporation in each additional jurisdiction listed on Schedule A. The Borrower has all requisite corporate power to execute, deliver and perform its obligations under the Purchase Agreement, the Notes, the Warrants and the Security Agreement.

    2. The Bank is a federal savings bank duly organized and validly existing under the laws of the United States of America and is duly qualified to do business as a foreign corporation in each additional jurisdiction listed on Schedule B. The Bank has all requisite corporate power to execute, deliver and perform its obligations under the Purchase Agreement.

    3. The execution, delivery and performance of the Purchase Agreement and the Security Agreement by the Borrower, and of the Purchase Agreement by the Bank, and the issuance, sale and delivery by the Borrower of the Notes and the Warrants, have, in each case, been duly authorized by all necessary corporate action on the part of the Borrower and/or the Bank, as the case may be.

    4. The Purchase Agreement and the Security Agreement are the legal, valid and binding obligations of the Borrower and the Purchase Agreement is the legal, valid and binding obligation of the Bank; the Notes and the Warrants are the legal, valid and binding obligations of the Borrower; and each such agreement, instrument and document is enforceable against the Borrower or the Bank, as the case may be, in accordance with its terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws relative to or affecting the enforcement of creditors' rights generally, and, in the case of the Bank, by the Federal Deposit Insurance Act, and general principles of equity.

    5. After giving effect to the Transactions, the authorized capital stock of the Borrower will consist of            shares of Common Stock. The Common Stock of the Borrower issuable upon exercise of the Warrants has been duly authorized for issuance and in the event that any of the Warrants is exercised, Common Stock issued upon such exercise will be validly issued, fully paid and non-assessable upon delivery and payment therefore in accordance with the Warrant.

    6. Except as otherwise contemplated by the Transactions or as set forth on Schedule      to the Purchase Agreement, the Borrower has no outstanding capital stock or other securities convertible into or exchangeable for any of its capital stock; nor does the Borrower have outstanding any rights to subscribe for, or to purchase, any warrants or options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock, and the Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock.

    7. The Borrower owns of record and beneficially all of the issued and outstanding shares of capital stock of the Bank, consisting of            shares of common stock. The Bank has no outstanding capital stock or other securities convertible into or exchangeable for any of its capital stock; nor does the Borrower have outstanding any rights to subscribe for, or to purchase, any warrants or options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock, and the Bank is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock.

    8. To our knowledge, except as set forth in Schedule 4.7 to the Purchase Agreement, there are no actions, suits or proceedings pending or threatened against or affecting the Borrower or any of its Subsidiaries.

    9. To our knowledge, other than as set forth in Schedule  to the Purchase Agreement, no consent, approval or authorization of or declaration, registration or filing (other than filings for information purposes or to obtain action which is not the subject of governmental discretion) with any Governmental Body or any nongovernmental Person, including without limitation, any consent or approval of any creditor or stockholder of the Borrower or any of its Subsidiaries, is required in connection with the execution or delivery of the Purchase Agreement, the Warrants, the Notes or the Security Agreement or the performance by the Borrower or any of its Subsidiaries of their respective obligations thereunder, or as a condition to the legality, validity or enforceability of the Purchase Agreement, the Warrants, the Notes or the Security Agreement except for such consents, approvals, authorizations, declarations, registrations and filings as have been obtained or made and are in full force and effect and any consents, approvals, authorizations, declarations, registrations and filings (i) as may be required for Investor to perfect its security interest in the Collateral, (ii) for the consents of Governmental Bodies to the transfer of license permits agreements or other types of authorizations or approvals which may be necessary for the operation of the business of the borrower or the use of the Collateral upon or after any foreclosure on the Collateral, (iii) as may be required to consummate the foreclosure of any Collateral, (iv) as may be required to sell any pledged Collateral by laws affecting the offering and sale of securities generally, (v) for the filing of notices that may be required under federal and state securities law.

    10. Upon the filing of UCC-1 financing statements with the offices listed on Schedule A hereto, the Investor will have a valid, enforceable and perfected Lien upon any Collateral a security interest in which can be perfected by filing, and no other filings are required to be made and no other action is required to be taken to cause such Lien to be fully perfected.

    11. The Security Agreement creates in favor of the Investor a security interest in the Borrower's rights in the stock certificate representing the issued and outstanding shares of common stock of the Bank (the "Certificated Security"). Such security interest will be perfected upon delivery of the security certificate to the Investor in the State of California, endorsed to the Investor or in blank by an effective endorsement, or registered in the name of the Investor, upon original issue or registration of transfer by the issuer thereof. Assuming that the Investor acquires such Certificated Security for value and without notice of any adverse claims, the Investor will acquire its security interest in such Certificated Security free of adverse claims.

    12. Neither the execution and delivery of the Purchase Agreement or the Security Agreement, nor the fulfillment of or compliance with the terms thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or (except as contemplated by the Purchase Agreement and the Security Agreement) result in the creation of any Lien on any properties or assets of the Borrower or result in any violation of (a) the certificate of incorporation or by-laws of the Borrower, (b) to our knowledge, any statute, law, rule or regulation (other than ordinances and regulation of counties and political subdivisions thereof) or (c) to our knowledge, any judgment, decree, Order or award of any arbitrator specifically directed at the Company or (d) any material contract, agreement, mortgage, indenture, lease or other instrument to which Borrower is a party.

    13. Based in part upon your investment representations made in the Purchase Agreement, the offer, issuance and sale, of the Securities under the circumstances contemplated by the Purchase Agreement constitute exempt transactions under the Securities Act of 1933, as now in effect; and neither the registration thereunder of the Securities nor the qualification of an indenture in respect of the Notes under the Trust Indenture Act of 1939, as now in effect, is required in connection therewith.

    14. The Borrower is not an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" or a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

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PLEDGE AND SECURITY AGREEMENT

    PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of November 20, 2001 between Life Financial Corporation, a Delaware corporation (the "Borrower"); and New Life Holdings, LLC., a California limited liability company (the "Investor").

    1. Borrower and Investor are parties to a Note and Warrant Purchase Agreement dated as of November 20, 2001 (the "Purchase Agreement") contemplating the issuance of one or more Senior Secured Notes of Borrower to Investor. In accordance with the requirements of the Purchase Agreement, and as a condition thereof, the Borrower is required to execute a Security and Pledge Agreement in favor of Investor, to secure the obligations of the Borrower under the Senior Secured Notes and the Purchase Agreement.

    2. To induce Investor to provide certain financial accommodations and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the obligations of the Borrower under the Loan Documents, as defined below, including, without limitation, repayment of the Indebtedness. Accordingly, the parties hereto agree as follows:

    Section 1.  Definitions.  Terms defined in the other Loan Documents are used herein as defined therein. In addition, as used herein:

    "Accounts" shall have the meaning ascribed thereto in Section 3(a) hereof.

    "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

    "Documents" shall have the meaning ascribed thereto in Section 3(f) hereof.

    "Equity Securities" shall have the meaning ascribed thereto in Section 3(g) hereof.

    "Indebtedness" means all monetary or other obligations of the Borrower under the Loan Documents.

    "Instruments" shall have the meaning ascribed thereto in Section 3(b) hereof.

    "Intellectual Property Collateral" shall mean all copyrights and copyrightable assets, all patents and applications therefore, all trademarks and service marks and collateral therefore, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Borrower with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, computer and automatic machinery software and programs; (d) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (e) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Borrower; and (f) all causes of action, claims and warranties now or hereafter owned or acquired by the Borrower in respect of any of the items listed above.

    "Lien" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance or title retention agreement relating to the Collateral.

    "Loan Documents" shall mean this Agreement, the Purchase Agreement, the Senior Secured Notes, any guaranty thereof, and any security agreement executed in connection therewith, all as amended or modified from time to time and all other documents, instruments and agreements executed and delivered from time to time in connection with or pursuant to any of the foregoing.

    "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of California.

    Section 2.  Representations and Warranties.  The Borrower represents and warrants to Investor that:

    (a) The Borrower is the sole owner of the Collateral in which it grants a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other person), other than such Liens as are permitted under the Purchase Agreement.

    (b) Except pursuant to licenses and other user agreements entered into by Borrower in the ordinary course of business, the Borrower owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Intellectual Property Collateral.

    (c) The Participation Agreement is (i) a legal, valid and binding agreement of each party thereto, enforceable by the Bank and, when transferred by the Borrower, by the Borrower without the performance of any act; (ii) subject to no defense, setoff or recoupment.

    Section 3.  Collateral.  As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Indebtedness and the obligations of the Borrower hereunder, Borrower hereby pledges and grants to Investor as hereinafter provided, a security interest in all of the Borrower's right, title and interest in the following property, whether now owned by the Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

    (a) all accounts and general intangibles, including payment intangibles (each as defined in the Uniform Commercial Code) of the Borrower constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Borrower in respect of any loans or advances, all moneys due and to become due to the Borrower under any guarantee (including a letter of credit), all moneys due and to become due to the Borrower in respect of any agreement to contribute equity to the Borrower, all tax refunds and that certain Participation Agreement relating to the sale of the mortgage loan securitization residual assets (such accounts, general intangibles, moneys due and to become due, and other documents being herein called collectively "Accounts");

    (b) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Borrower evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

    (c) all inventory or other goods (as defined in the Uniform Commercial Code) of the Borrower;

    (d) all Intellectual Property Collateral and all accounts or general intangibles of the Borrower not constituting Accounts;

    (e) all equipment (as defined in the Uniform Commercial Code) of the Borrower, including all motor vehicles;

    (f)  all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Borrower covering, evidencing or representing goods or equipment (herein collectively called "Documents");

    (g) all capital stock and all share capital now or hereafter owned, directly or indirectly, by the Borrower, including without limitation capital stock or any equity interest in any Subsidiary (the "Equity Securities");

    (h) all other tangible and intangible property of the Borrower, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Borrower described in the preceding clauses of this Section 3

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(including, without limitation, any proceeds of insurance thereon) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Borrower or any computer bureau or service company from time to time acting for the Borrower.

    Section 4.  Covenants and Further Assurances.  In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Borrower hereby agrees with Investor as follows:

    4.1  Delivery and Other Perfection.  The Borrower shall:

    (a) deliver and pledge to Investor any and all Instruments and certificates representing any Equity Securities, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as Investor may request to effect the perfection of the pledge and security interest under this Agreement; provided, that so long as no Event of Default shall have occurred and be continuing, the Borrower may retain for collection in the ordinary course any Instruments received by the Borrower in the ordinary course of business and Investor shall, promptly upon request of the Borrower, make appropriate arrangements for making any other Instrument or Equity Securities pledged by the Borrower available to the Borrower for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by Investor, against trust receipt or like document);

    (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, mortgage, agreement, endorsements in blank or other papers that may be necessary or desirable (in the judgment of Investor) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Investor to exercise and enforce its rights hereunder with respect to such pledge and security interest;

    (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as Investor may reasonably require in order to reflect the security interests granted by this Agreement;

    (d) furnish to Investor from time to time statements and schedules further identifying and describing the Collateral, and provide such reports in connection with the Collateral, as Investor may reasonably request, all in reasonable detail;

    (e) promptly upon the request of Investor, cause Investor to be listed as the lienholder on each certificate of title or ownership covering any motor vehicles;

    (f)  permit representatives of Investor upon reasonable notice, at any time during normal business hours to inspect, copy and make abstracts from or copies of its books and records pertaining to the Collateral, and to be present at the Borrower's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Borrower with respect to the Collateral, all in such manner as Investor may require;

    (g) if any Event of Default shall have occurred and be continuing, Investor may notify (and the Borrower hereby authorizes Investor so to notify) each account obligor in respect of any Accounts or Instruments that such Collateral has been assigned to Investor hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to Investor. If requested by Investor, Borrower shall itself provide, or shall join in, such notification.

    (h) Borrower hereby authorizes Investor, if permitted under applicable law, to execute all financing statements and amendments and continuations thereof in the name of and on behalf of Borrower.

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    4.2  Other Financing Statements and Liens.  Without the prior written consent of Investor, the Borrower shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement, chattel mortgage, mortgage of hypothecation or like instrument with respect to the Collateral in which Investor is not named as the sole secured party.

    4.3  Preservation of Rights.  Investor shall not be required to take steps necessary to preserve any rights of any party to any of the Collateral.

    4.4  Additional Covenants.

    (a) The Borrower will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Investor. If the Borrower fails to pay any of these taxes, assessments, or other charges in the time provided above, Investor has the option (but not the obligation) to do so and the Borrower agrees to repay all amounts so expended by Investor immediately upon demand, together with interest at the default rate applicable at such time and from time to time under the Purchase Agreement.

    (b) The Borrower will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. The Borrower has and will maintain at all times (a) with respect to the Collateral, reasonable and customary insurance for the applicable type of Collateral, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Investor, containing a lender's loss payable endorsement acceptable to Investor. The Borrower will deliver to Investor immediately upon demand evidence satisfactory to Investor that the required insurance has been procured. If the Borrower fails to maintain satisfactory insurance, Investor has the option (but not the obligation) to do so and the Borrower agrees to repay all amounts so expended by Investor immediately upon demand, together with interest at the default rate applicable at such time and from time to time under the Purchase Agreement.

    (c) If Investor, acting in its sole discretion, redelivers Collateral to the Borrower or the Borrower's designee for the purpose of the ultimate sale or exchange thereof; or any other purpose, such redelivery shall be in trust for the benefit of Investor and shall not constitute a release of Investor's security interest in it or in the proceeds or products of it unless Investor specifically so agrees in writing. If the Borrower requests any such redelivery, the Borrower will deliver with such request a duly executed financing statement in form and substance satisfactory to Investor. Any proceeds of Collateral coming into the Borrower's possession as a result of any such redelivery shall be held in trust for Investor and immediately delivered to Investor for application on the Indebtedness. Investor may (in its sole discretion) deliver any or all of the Collateral to the Borrower, and such delivery by Investor shall discharge Investor from all liability or responsibility for such Collateral.

    (d) The Borrower agrees to collect and enforce payment of all Collateral until Investor shall direct the Borrower to the contrary. Immediately upon notice to the Borrower by Investor on and after the occurrence of an Event of Default and at all times after that while such Event of Default shall be continuing, the Borrower agrees to fully and promptly cooperate and assist Investor in the collection and enforcement of all Collateral and to hold in trust for Investor all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which the Borrower now or later has regarding Collateral. Immediately upon and after such notice, the Borrower agrees to (a) endorse to Investor and immediately deliver to Investor all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of the Borrower in the Collateral, in the form received by the Borrower without commingling with any other funds, and (b) immediately deliver to Investor all property in the Borrower's possession or later coming into the Borrower's possession through enforcement of the Borrower's rights or interests in the Collateral. The Borrower irrevocably authorizes Investor or any Investor employee or agent to endorse

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the name of the Borrower upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these liens to money. Investor shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Investor. The Borrower agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral.

    4.6  Events of Default.  Upon the occurrence of any of the following events (each an "Event of Default"), the Borrower shall be in default under this Agreement:

    (a) Any failure to pay the Indebtedness when due, or such portion of it as may be due, by acceleration or otherwise, as required by the Purchase Agreement; or

    (b) Any failure or neglect to comply with, or breach of, any term of this Agreement, any Loan Document or any other agreement or commitment between the Borrower and Investor, giving effect to any notice and cure period provided under the Purchase Agreement; or

    (c) Any warranty, representation, financial statement, or other information made, given or furnished to Investor by or on behalf of the Borrower shall be, or shall prove to have been, materially false or misleading when made; or

    (d) Any loss, theft, substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of the Borrower or any Collateral, where the amount in question exceeds $250,000; or

    (f)  The occurrence of any Event of Default under the Purchase Agreement, giving effect to any notice and cure periods set forth therein.

    4.7  Remedies upon Default.  During the period during which an Event of Default shall have occurred and be continuing:

    (a) The Borrower shall, at the request of Investor, assemble the Collateral owned by it at such place or places, reasonably convenient to both Investor and the Borrower, designated in its request;

    (b) Investor may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

    (c) Investor in its discretion may, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

    (d) Investor may, upon ten business days' prior written notice to the Borrower of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Investor or any of its respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Investor deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and Investor or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Borrower, any such demand, notice and right or equity being hereby expressly waived and released;

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    (e) The Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Investor may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges that any such private sales may be at prices and on terms less favorable to Investor than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Investor shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof or the Borrower to register it for public sale.

    (f)  The Borrower recognizes that, by reason of restrictions contained in the Federal Deposit Insurance Act, as amended, and regulations promulgated thereunder, Investor may be compelled, with respect to any sale of certain of the Collateral, to limit purchasers to those who have obtained, or agree to obtain, the approval of the Office of Thrift Supervision to the acquisition of control of a federally insured financial institution. The Borrower acknowledges that any such sales may be at prices and on terms less favorable to Investor than those obtainable through a sale without such restrictions, and, notwithstanding such circumstances, agrees that compliance with such restrictions shall not constitute the sale to have been made in other than a commercially reasonable manner.

    (g) The proceeds of each collection, sale or other disposition under this Section 4.7, shall be applied in accordance with Section 4.11 hereof.

    (h) At any sale pursuant to this Section 4.7, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Investor or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold.

    4.8  Deficiency.  If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.7 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Indebtedness, the Borrower shall remain liable for any deficiency.

    4.9  Removals.  Without at least 60 days' prior written notice to Investor, the Borrower shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, other than at the address indicated beneath its signature hereto or (ii) change its corporate name, or the name under which it does business, or the state of its incorporation from the name shown on the signature pages hereto.

    4.10  Private Sale.  Investor shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.7 hereof conducted in a commercially reasonable manner. The Borrower hereby waives any claims against Investor arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Indebtedness, even if Investor accepts the first offer received and does not offer the Collateral to more than one offeree.

    4.11  Application of Proceeds.  Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Investor, shall be applied by Investor in investor's sole discretion, provided that, absent exigent circumstances, the proceeds will be applied to the Indebtedness as provided in Section 9615 of the Uniform Commercial Code.

    4.12  Attorney-in-Fact.  Without limiting any rights or powers granted by this Agreement to Investor while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, Investor is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any

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instruments which Investor may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Investor shall be entitled under this Section 4 to make collections in respect of the Collateral, Investor shall have the right and power to receive, endorse and collect all checks made payable to the order of the Borrower representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

    4.13  Perfection.  Prior to or concurrently with the execution and delivery of this Agreement, the Borrower shall execute such financing statements and other documents in such offices as may be necessary or as Investor may request to perfect the security interests granted by Section 3 of this Agreement.

    4.14  Assignment of Indebtedness.  Investor may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Investor under this Agreement, and after that Investor shall be fully discharged from all liability and responsibility with respect to Collateral so delivered. Investor has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Investor may disclose all documents and information which Investor now or later has relating to the Borrower, the Indebtedness or this Agreement, however obtained. The undersigned agree(s) that Investor may provide information relating to this Agreement or to the undersigned to Investor's parent, affiliates, subsidiaries and service providers.

    Section 5.  Miscellaneous.

    5.1  No Waiver.  No failure on the part of Investor or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Investor or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

    5.2  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of California.

    5.3  Notices.  Any notice required or permitted to be given hereunder shall be given in accordance with the Purchase Agreement.

    5.4  Expenses.  The Borrower agrees to pay to Investor all out-of-pocket expense (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Agreement, or performance by Investor of any obligation of the Borrower in respect of the Collateral which the Borrower has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Investor in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Indebtedness to Investor secured under Section 3 hereof.

    5.5  Further Assurances.  The Borrower agrees that, from time to time upon the written request of Investor, the Borrower will execute and deliver such further documents and do such other acts and things as Investor may reasonably request in order fully to effect the purposes of this Agreement.

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    5.6  Waivers.  The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Borrower and Investor. Any such amendment or waiver shall be binding upon Investor, each holder of any of the Indebtedness and the Borrower.

    5.7  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the Borrower, and to the benefit of Investor and each holder of any of the Indebtedness (provided, however, that the Borrower shall not assign or transfer its rights hereunder without the prior written consent of Investor).

    5.8  Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

    5.9  Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Investor in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

    5.10  Waiver of Trial by Jury.  EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR INDEBTEDNESS.

[INTENTIONALLY LEFT BLANK]

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    IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

LIFE FINANCIAL CORPORATION
A Delaware corporation
By	/s/ STEVEN R. GARDNER
Title: President/CEO/COO
Address for Notices:
10540 Magnolia Avenue, Suite B
Riverside, CA 92505
Attention: Steven R. Gardner
Telecopier No.: (909) 637-4428
Telephone No.: (909) 637-4110

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ESCROW AGREEMENT

    THIS ESCROW AGREEMENT is made and entered into as of this 20th day of November, 2001, by and among NEW LIFE HOLDINGS, LLC, a California limited liability company ("Investor"), LIFE FINANCIAL CORPORATION, a Delaware corporation ("Borrower") and COMMERCE ESCROW, a California Corporation (the "Escrow Agent"). Reference is made to the definitions of certain terms in Section 1.1 hereof.

W I T N E S S E T H

    WHEREAS, Investor and Borrower are concurrently entering into a Purchase Agreement pursuant to which Borrower has agreed to sell, and Investor has agreed to purchase, certain Securities as such term is defined therein;

    WHEREAS, the Purchase Agreement contemplates the deposit by Investor of $1,500,000 into escrow and the execution concurrently with the Purchase Agreement of an Escrow Agreement with the Escrow Agent;

    WHEREAS, the Purchase Agreement contemplates an additional deposit by Investor of $1,000,000 into escrow immediately upon the Investor's receipt of the approval of all applications to the Office of Thrift Supervision (the "OTS") required by Section 6.2 of the Purchase Agreement;

    WHEREAS, the Parties to this Escrow Agreement intend that the Escrow Agent hold and distribute the Escrow pursuant to the terms and conditions of this Escrow Agreement;

    NOW, THEREFORE, in consideration of the premises, the covenants set forth herein, the benefits to be derived herefrom, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor, Borrower and the Escrow Agent hereby agree as follows:

ARTICLE I
DEFINITIONS AND TERMS

    1.1  Definitions.  Whenever used in this Escrow Agreement, the following words, when capitalized and unless otherwise expressly provided or unless the context otherwise requires, shall have the following meanings:

    Closing. The consummation of the Transactions contemplated by the Purchase Agreement.

    Closing Date. Shall have the meaning set forth in Section 2 of the Purchase Agreement.

    Disbursement Notice. Written notice delivered by a party to the Escrow Agent and the other party pursuant to Section 3.2(a), 3.2(b), 3.2(c)(I), 3.2 (c)(2) or 3.2(e) of this Agreement.

    Escrow. The $2.5 million delivered to the Escrow Agent pursuant to Section 13.3 of the Purchase Agreement, together with the remaining Purchase Price of $9.5 million, and any earnings thereon, which funds shall be held by the Escrow Agent in accordance with this Escrow Agreement.

    Escrow Agreement. This escrow agreement.

    Escrow Expenses. Reasonable expenses incurred by the Escrow Agent and compensation for the Escrow Agent's performance of its duties hereunder, including reasonable attorneys' fees and expenses.

    Party. When used in the singular, either Investor, Borrower, or the Escrow Agent, as the context requires, and when used in the plural, Investor, Borrower, and Escrow Agent.

    Purchase Agreement. The Note and Warrant Purchase Agreement, including all addenda, exhibits, and schedules thereto, entered into by Investor and Borrower and dated as of November 20, 2001.

    Purchase Price. The aggregate amount to be paid by Investor to Borrower to purchase the Securities as contemplated in Section 2 of the Purchase Agreement.

    All other capitalized terms that are not defined in this Escrow Agreement, but that are defined in the Purchase Agreement, shall have the meanings assigned to them in the Purchase Agreement unless the context otherwise requires.

    1.2  Accounting Terms.  Accounting terms used herein and not otherwise defined herein shall be construed in accordance with generally accepted accounting definitions and principles consistently applied.

    1.3  Singular and Plural.  Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

    1.4  Amendment of Defined Instruments.  Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement that refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument, or document; provided, however, that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

ARTICLE II
ACCEPTANCE AND DELIVERY OF ESCROW

    2.1  Acceptance.  The Escrow Agent hereby accepts the duties and responsibilities imposed upon it by this Escrow Agreement, and agrees to receive, hold, and distribute the Escrow upon and subject to the terms and conditions set forth in this Escrow Agreement until the termination of the Escrow pursuant to Section 5.1 of this Escrow Agreement.

    2.2  Delivery of Escrow.  The parties acknowledge delivery from the Investor to the Escrow Agent of cash in the amount of $1,500,000 to be initially deposited by the Escrow Agent in an account established solely for the purposes of this Escrow at Commerce Escrow (the "Escrow Account"). Investor shall deposit an additional $1,000,000 in the Escrow Account within three (3) business days of the Investor's receipt of the approval of all applications to the Office of Thrift Supervision (the "OTS") required by Section 6.2 of the Purchase Agreement.

    2.3  Incumbency.  The Investor and the Borrower shall each execute and deliver to the Escrow Agent a certificate of incumbency substantially in the form of Exhibit A hereto for the purpose of establishing the identity of the representatives of the Investor and the Borrower entitled to issue instructions or directions to the Escrow Agent on behalf of each such party. In the event of any change in the identity of such representatives, a new certificate of incumbency shall be executed and delivered to the Escrow Agent by the appropriate party. Until such time as the Escrow Agent shall receive a new incumbency certificate, the Escrow Agent shall be fully protected in relying without inquiry on any then current incumbency certificate on file with the Escrow Agent. The Investor and the Borrower shall each furnish the Escrow Agent with a completed Form W-8 or Form W-9, as applicable.

ARTICLE III
DUTIES OF THE ESCROW AGENT

    3.1  Investment of Escrow Fund.

    (a) The Escrow Agent shall invest the Escrow only at the written direction of Investor as provided in Section 2.1 or in one or more of the following investments (the "Permitted Investments"):

      (1) Direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America and which do not have a maturity in excess of sixty (60) days;

      (2) Repurchase agreements with banks, brokers and/or the Escrow Agent involving securities of the kind described in subsection (a) above;

      (3) Money market mutual funds authorized to invest in securities and repurchase agreements of the type described in subsection (a) above, including funds managed by the Escrow Agent or one of its subsidiaries or affiliates; and/or

      (4) Certificates of deposit or similar deposit accounts issued by a federally insured depository institution.

    (b) The parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Escrow Account or the purchase, sale, retention or other disposition of any Permitted Investment.

    (c) No Permitted Investment shall mature later than January 31, 2002. Interest and other earnings on Permitted Investments shall be added to the Escrow Account. Any loss or expense incurred as a result of an investment will be borne by the Escrow Account. In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in a fund, or a successor or similar fund, that invests in (i) short-term securities issued or guaranteed by the United States Government, its agencies or instrumentalities and/or (ii) repurchase agreements relating to such securities.

    (d) The Escrow Agent is hereby authorized to execute purchases and sales of Permitted Investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent shall send statements to each of the parties hereto on a monthly basis reflecting activity in the Escrow Account for the preceding month. Although the Investor and the Borrower each recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Investor and the Borrower hereby agree that confirmations of Permitted Investments are not required to be issued by the Escrow Agent for each month in which a monthly statement is rendered. However, no statement need be rendered for the Escrow Account if no activity occurred for such month.

    (e) The Escrow Agent shall have no responsibility or liability for any diminution in value of any assets held hereunder which may result from any investments or reinvestment made in accordance with any provision which may be contained herein absent the Escrow Agent's negligence or willful misconduct.

    (f)  The Investor and the Borrower acknowledge and agree that the delivery of the escrowed property is subject to the sale and final settlement of Permitted Investments. Proceeds of a sale of Permitted Investments will be delivered on the business day on which the appropriate instructions are delivered to the Escrow Agent if received prior to the deadline for same day sale of such Permitted Investments. If such instructions are received after the applicable deadline, proceeds will be delivered on the next succeeding business day.

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    (g) Interest and other earnings on the Escrow shall be added to the Escrow and shall be payable to Investor and otherwise subject to the terms of the Escrow Agreement. The Escrow Agent shall provide quarterly reports to the other Parties hereto as to the investment of the Escrow, so that, among other things, the Parties may determine how much, if any, of the earnings in the Escrow are taxable to each of the Parties.

    3.2  Distribution of Escrow.  The Escrow Agent shall disburse the Escrow funds as follows:

    (a) Transaction Expenses, Interest and Other Earnings. Upon receipt of a Disbursement Notice from Investor, on a monthly basis, the Escrow Agent shall from time to time, disburse from the Escrow to the Investor, amounts sufficient to reimburse Investor for all of Investor's expenses to date incurred in connection with the Transactions which are payable or reimbursable under Section 16.3(a) of the Purchase Agreement ("Reimbursements"); provided that Investor shall not be entitled to Reimbursements prior to Closing under this subparagraph (a) in an amount in excess of $150,000. The Escrow Agent shall disburse the Reimbursement ten (10) business days after delivery to both the Escrow Agent and all other parties hereto of the relevant Disbursement Notice executed by the Investor instructing the Escrow Agent to disburse to Investor such Reimbursement. The Escrow Agent shall disburse to the Investor, all interest and other earnings on the Escrow, on a quarterly basis.

    (b) Disbursements if the Transaction Closes on or prior to the Closing Date.

      (1) Upon the Investor's receipt of notice from the Borrower that all conditions to closing set forth in Section 6 of the Purchase Agreement, other than (i) the condition relating to the assignment by the OTS of the composite rating in Section 6.11 of the Agreement, and (ii) the condition relating to termination of regulatory orders and agreements in Section 6.4 of the Agreement, have been satisfied, the Investor shall provide written notice to the Borrower, the OTS, and the Escrow Agent that it is prepared to deposit the remaining Purchase Price of $9.5 million into the Escrow Account, such that the aggregate amount deposited into the Escrow Account by the Investor shall be $12 million. Upon giving the foregoing notice, the Investor shall deposit the remaining $9.5 million into the Escrow Account, and the Closing Documents shall concurrently be executed by the Investor and the Borrower, as appropriate, and also placed with the Escrow Agent. Immediately following the deposit of the remaining Purchase Price of $9.5 million by the Investor into the Escrow Account, the Borrower and the Bank shall request that the OTS reevaluate the Bank's existing composite rating in light of the deposit and the transactions contemplated in connection therewith, and shall supply the OTS with all required documentation in connection therewith.

      (2) Upon the receipt by the Borrower and the Investor, within 5 (five) business days of the request therefor, of a written commitment of the OTS (the "Written Commitment") that upon the funding of the Investment, (i) the OTS will assign to the Bank a composite rating of no greater than "3" and (ii) the OTS will terminate all supervisory directives, agreements and orders issued with respect to the Borrower or the Bank, the Escrow Agent shall, after any disbursements made pursuant to paragraph (a) above, disburse all funds remaining in the Escrow Account to the Borrower and shall concurrently provide the executed Closing Documents to the appropriate Parties. The Written Commitment must not contain material conditions other than a condition that the Investment be consummated within a specified time after the issuance of the Written Commitment. Upon receipt of the Written Commitment, the Escrow Agent shall be instructed to disburse pursuant to a Disbursement Notice given to it by the Borrower, and close within two Business Days of receipt of the Disbursement Notice. In the event the Written Commitment is not received within five (5) business days of the request therefor or contains material conditions other than the condition that the investment be consummated within a specified time period, Investor shall be entitled to terminate the Purchase Agreement.

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    (c) Disbursements if the Transaction Does Not Close on or prior to the Closing Date. The Escrow Agent shall disburse funds remaining in the Escrow after any disbursements made under paragraph (a) above only upon the occurrence of one of the following:

  (1)
  The first to occur of (A) ten (10) business days after delivery to both the Escrow Agent and all other parties hereto of a Disbursement Notice executed by the Investor instructing the Escrow Agent to disburse to Investor the funds held in Escrow indicating that Investor has terminated the Purchase Agreement prior to Closing pursuant to Section 13.3 of the Purchase Agreement, as a result of (i) the Borrower's failure to secure stockholder approval on or prior to March 31, 2002; (ii) the Borrower's failure to deliver the documents required at Closing to the Investor on the Closing Date or to hold the Closing; or (iii) the failure to satisfy Sections 6.2, 6.4 or 6.11 of this Agreement, including obtaining the Written Commitment described in the Escrow Agreement, on or prior to March 31, 2002. In the event of (i), (ii) or (iii) of the preceding sentence, the amounts deposited with the Escrow Agent shall be refunded to the Investor. The Investor shall not fail to Close the Transaction, nor shall it be refunded any deposit amounts other than costs and expenses pursuant to this Section, due to any falsity or alleged falsity of any representation or warranty contained in this Agreement, provided, that, such disbursement shall only be made if the Escrow Agent has not received during such ten (10) business day period a written notice from the Borrower, disputing the right of the Investor to receive the such funds, (B) written notification by Borrower to the Escrow Agent that such funds should be disbursed to the Investor in accordance with the Disbursement Notice sent under clause (A) above and (C) if the Borrower disputes the Disbursement Notice within the ten (10) day period provided for herein, upon receipt of a notice executed by both the Investor and the Borrower, instructing the Escrow Agent to disburse such funds;

  (2)
  The first to occur of (A) ten (10) business days after delivery to both the Escrow Agent and all other parties hereto of a Disbursement Notice executed by the Borrower instructing the Escrow Agent to disburse to the Borrower the funds then held in escrow, and indicating that the Purchase Agreement has been terminated by either the Borrower or the Investor prior to its closing for any reason other than: (i) the Borrower's failure to secure stockholder approval on or prior to March 31, 2002; (ii) the Borrower's failure to deliver the documents required at Closing to the Investor on the Closing Date or to hold the Closing; or (iii) the failure to satisfy Sections 6.2, 6.4 or 6.11 of the Purchase Agreement, including obtaining the Written Commitment described in the Escrow Agreement, on or prior to March 31, 2002, provided, that, such disbursement shall only be made if the Escrow Agent has not received during such ten (10) business day period either or both of (1) a written notice from the Investor, disputing the right of the Borrower to receive such funds, or (2) a Disbursement Notice from the Investor under paragraph (e) of this Section 3.2, specifying items of expense which would be payable or reimbursable under paragraph (a) of Section 16.3 of the Purchase Agreement; (B) written notification by the Investor to the Escrow Agent that the funds remaining in Escrow should be disbursed to the Borrower in accordance with the Disbursement Notice sent in accordance with clause (A) above and (C) if the Investor disputes the Disbursement Notice within the ten (10) day period provided for herein, upon receipt of a notice executed by both the Investor and the Borrower, instructing the Escrow Agent to disburse the funds remaining in Escrow;

  (3)
  Instructions from either Borrower or Investor instructing the Escrow Agent to disburse all or a portion of the Escrow to the other party;

  (4)
  A notice jointly executed by Borrower and Investor instructing the Escrow Agent to disburse any portion of the Escrow remaining to Borrower or the Investor; or

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  (5)
  A nonappealable order of a court of competent jurisdiction (including any arbitration award entered in such court pursuant to Section 6.1) directing the Escrow Agent to disburse the funds remaining in Escrow. The Escrow Agent shall not be required to disburse any such amounts until all outstanding authorized Escrow Expenses have been satisfied.

    (d) Upon receipt by the Escrow Agent of a Disbursement Notice, the Escrow Agent shall immediately notify the party not providing such notice of the receipt of such notice in order to provide such party with an opportunity to dispute such Disbursement Notice in accordance herewith. No disbursement may be made under this Section 3.2 until all required notices have been delivered.

    (e) In the event Investor sends, within the ten (10) business day period after Borrower has sent a Disbursement Notice pursuant to Section 3.2(c)(2), a Disbursement Notice to Escrow Agent and Borrower that a portion of the funds otherwise to be remitted to Borrower under such provision should be remitted instead to Investor to reimburse Investor for, or to pay for, expenses that are payable or reimbursable under Section 16.3(a) of the Purchase Agreement, Borrower shall have the right to send, within five (5) business days after receipt of such notice, a notice disputing the right of Investor to have such expenses paid or reimbursed on the grounds that such expenses are not reimbursable under Section 16.3(a) of the Purchase Agreement. In the event Borrower fails to timely object to such expenses, the expenses requested shall be remitted to Investor, and the remainder of funds in Escrow after such remission shall be remitted to Borrower. In the event Borrower timely objects to such expenses, the Escrow Agent shall not disburse any such funds until receipt of a notice executed by both the Investor and the Borrower, instructing the Escrow Agent to disburse the funds remaining in Escrow to either or both of the Investor or the Borrower.

    3.3  Other Duties.  The Escrow Agent shall have authority to engage in any additional acts reasonably necessary to preserve the Escrow and to fulfill the Escrow Agent's duties under this Escrow Agreement. In the event of a dispute or questions as to the Escrow Agent's duties, if the Escrow Agent shall be uncertain as to how to proceed in a situation not explicitly addressed by the terms of this Agreement whether because of conflicting demands by the other parties hereto or otherwise, then the Escrow Agent shall be permitted to interplead all of the Escrow held hereunder into a court of competent jurisdiction, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets. The parties hereto other than the Escrow Agent further agree to pursue any redress or recourse in connection with such a dispute, without making the Escrow Agent a party to same; or the Escrow Agent may continue to hold the Escrow until the Escrow Agent has received instructions jointly executed by Investor and Borrower or until a final judgment of a court of competent jurisdiction (including any arbitration award entered in such court pursuant to Section 6.1) shall determine the rights of the Parties to the Escrow.

    The Escrow Agent has only those duties as are specifically provided herein, which shall be deemed purely ministerial in nature, and shall under no circumstance be deemed a fiduciary for any of the parties to this Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including without limitation the Purchase Agreement. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred from the terms of this Agreement or any other Agreement. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (i) DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES WHICH RESULT FROM THE ESCROW AGENT'S BAD FAITH OR GROSS NEGLIGENCE, OR ITS FAILURE TO ACT IN ACCORDANCE WITH THE REASONABLE COMMERCIAL STANDARDS OF THE BANKING BUSINESS OR IN ACCORDANCE WITH THIS AGREEMENT, OR (ii) SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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ARTICLE IV
THE ESCROW AGENT

    4.1  Representations and Warranties of the Escrow Agent.  The Escrow Agent represents and warrants to Investor and Borrower that:

    (a) The Escrow Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

    (b) The Escrow Agent has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

    (c) This Agreement has been duly executed and delivered by the Escrow Agent, and, assuming the due execution and delivery by the other parties hereto, constitutes the valid, legal and binding agreement of the Escrow Agent, enforceable in accordance with its terms except (i) that such enforcement may be subject to bankruptcy, conservatorship, receivership, insolvency, moratorium, or similar laws affecting creditors' right generally or the rights of creditors of national banks; and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

    (d) The execution, delivery and performance by the Escrow Agent of this Agreement will not violate any provision of any law or regulation governing the Escrow Agent.

    4.2  Standard of Care; Exculpation; Indemnity.

    (a) The Escrow Agent, including its officers, directors, employees and agents, shall be, and hereby is, jointly and severally indemnified and saved harmless by the Investor and the Borrower from all losses, liabilities, costs and expenses, including attorney fees and expenses, which may be incurred by it as a result of its acceptance of the Escrow Account or arising from the performance of its duties hereunder, unless such losses, liabilities, costs and expenses shall have been finally adjudicated to have resulted from the bad faith or gross negligence of the Escrow Agent or Escrow Agent's failure to act in accordance with the reasonable commercial standards of the banking business or in accordance with this Agreement, such amounts shall be Escrow Expenses.

    (b) The Escrow Agent may rely, and shall be fully protected in acting upon, any opinion, notice, order or other instrument or document which the Escrow Agent reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In absence of bad faith, willful misfeasance, gross negligence, or willful disregard of duties, the Escrow Agent may conclusively rely as to the truth of the statements and correctness of the facts and opinions expressed therein. The Escrow Agent may consult with counsel or accountants selected by the Escrow Agent and any such opinion of counsel or accountants appointed with reasonable care shall constitute the full and complete authorization with respect to any action taken or suffered by the Escrow Agent in accordance therewith. The Escrow Agent shall not be responsible for any loss or damage resulting from any action or non-action taken or omitted in reliance upon any such opinion; provided, that in the event that loss or damage to either Investor or Borrower does occur as a direct result of such reliance, the Escrow Agent may be named in an action brought by either Investor or Borrower to recover such loss or damages in order to permit the damaged party to proceed against such counsel or accountants.

    (c) The provisions of this Section 4.2 and Sections 4.1 and 4.3 will survive the termination of this Escrow Agreement or the resignation or the removal of the Escrow Agent.

    4.3  Compensation and Expenses.  The Escrow Agent shall be entitled to be reimbursed and compensated for the Escrow Expenses, pursuant to the fee schedule attached hereto as Schedule A. All

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Escrow Expenses shall be paid by Borrower. The Escrow shall not be used by the Escrow Agent to set off any obligations of the Borrower or Investor owing to the Escrow Agent in any capacity.

    4.4  Resignation and Removal.  The Escrow Agent may resign by an instrument in writing signed by the Escrow Agent and delivered to Investor and Borrower not less than thirty (30) days prior to the date such resignation is to be effective. The Escrow Agent may be removed by written agreement of Investor and Borrower. The resignation and removal of the Escrow Agent shall not operate to revoke any existing agency created pursuant to the terms of this Escrow Agreement, or to invalidate any action theretofore taken by the Escrow Agent. Upon the appointment of a successor Escrow Agent, the retiring Escrow Agent shall promptly execute and deliver such documents, instruments and other writings as may be reasonably required by the successor Escrow Agent to effect the termination of the retiring Escrow Agent's capacity under this Agreement and the conveyance of the assets of the Escrow then held by the retiring Escrow Agent to the successor Escrow Agent; deliver to the successor Escrow Agent copies of all documents, instruments, records and other writings related to the Escrow as may be in the possession of the Escrow Agent; and otherwise assist and cooperate in effecting the assumption of the obligations and functions of such Escrow Agent. Every successor Escrow Agent appointed hereunder shall execute, acknowledge, and deliver to Investor and Borrower and to the retiring Escrow Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the Escrow Agent under this Escrow Agreement.

ARTICLE V
TERMINATION

    5.1  Termination.  This Escrow Agreement shall terminate, and the Escrow Agent shall be discharged from all further duties (except as otherwise provided herein) and liabilities under the Escrow Agreement at the date upon which all of the assets in the Escrow shall have been disbursed by the Escrow Agent in accordance with Section 3.2 of this Escrow Agreement.

ARTICLE VI
MISCELLANEOUS

    6.1  Dispute Resolution.  In the event of a dispute over the terms of this Escrow Agreement, Investor and Borrower shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiation, such dispute will be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Except as otherwise provided in Section 3.3 of this Escrow Agreement, the Escrow Agent is authorized and directed to retain all or part of the Escrow until such dispute shall have been settled by mutual agreement of the Parties or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction (including any arbitration award entered in such court).

    6.2  Taxes.

    (a) All federal, state, and local taxes (including income taxes) related to any income derived from or otherwise related to the assets of the Escrow are the responsibility of the Borrower and the Investor. Nothing in this Agreement should be construed to provide that the Escrow Agent is in any manner responsible for preparing or filing income tax returns or paying income taxes on behalf of Borrower or Investor.

    (b) The Escrow Agent shall report to the Internal Revenue Service, as of each calendar year-end, and to Investor or Borrower as applicable, all income earned from the investment of any sum held in

8

the Escrow Account against the Investor or the Borrower, as and to the extent required under the provisions of the Internal Revenue Code of 1986 (the "Code") and its regulations, as amended.

    (c) Preparation and Filing of Tax Returns. The Investor and/or the Borrower is required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code and its regulations.

    (d) Unrelated Transactions. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Escrow Agreement, that occurs outside the Escrow Account.

    6.3  No Waiver.  Remedies herein are to be deemed as cumulative and nonexclusive of each other. In no event shall a term or provision of this Escrow Agreement be deemed to have been waived, modified or amended, unless said waiver, modification or amendment is in writing and signed by the parties hereto.

    6.4  No Joint Venture.  Nothing in this Agreement shall be deemed to create a partnership or joint venture among the Parties. Except as expressly set forth herein, no Party shall have any authority to bind or commit the other Party.

    6.5  Payment Terms.  All payments to be made by any Party pursuant to this Agreement shall be made in lawful money of the United States, immediately available funds, at the location set forth in Section 6.6 of this Escrow Agreement or at such other location as the receiving Party shall specify.

    6.6  Notices.  All notices, requests, demands, instructions, and other communications which are required or permitted to be given under this Escrow Agreement shall be in writing and shall be

9

deemed to have been duly given upon the delivery by overnight mail or facsimile, or 3 business days after mailing thereof by registered or certified mail, return receipt requested, postage prepaid to:

(a)	NEW LIFE HOLDINGS, LLC 11940 San Vicente Boulevard Los Angeles, California 90049 Attention: Ezri Namvar
With a copy to:
Manatt, Phelps & Phillips, LLP 11355 West Olympic Boulevard Los Angeles, California 90064 Attn: Andrew Erskine Fax: (310) 312-4224
(b)	Life Financial Corporation 10540 Magnolia Avenue, Suite B Riverside, California 92505-1814 Attn: Steven Gardner Fax: (909) 637-4428
With a copy to:
Orrick, Herrington & Sutcliffe, LLP 777 S. Figueroa St. 32nd Floor Los Angeles, California 90017 Attn: Blase Dillingham, Esq. Fax: (213) 612-2499
(c)	[NAME AND ADDRESS OF ESCROW AGENT]

    6.7  Modification.  This Escrow Agreement may not be modified except by a writing signed by all parties hereto.

    6.8  Governing Law.  This Escrow Agreement shall be governed by and be construed in accordance with the laws of the State of California.

    6.9  Severability.  Any term or provision of this Escrow Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Escrow Agreement in such jurisdiction or in any other jurisdiction. If any provision of this Escrow Agreement is deemed to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

    6.10  Headings.  The headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement.

    6.11  Counterparts.  This Escrow Agreement, and any notices or instructions hereunder, may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

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    6.12  Merger.  Any banking association or banking corporation into which the Escrow Agent may be merged, converted or with which the Escrow Agent may be consolidated, or any banking corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any banking association or banking corporation to which all or substantially all of the corporate trust business of the Escrow Agent shall be transferred, shall succeed to all the Escrow Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    6.13  Attachment of Escrow Fund; Compliance with Legal Orders.  In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding that such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    6.14  Attorneys' Fees.  In the event any party to this Agreement brings an action or suit against any other party with respect to this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party all reasonable costs and expenses, including attorneys' fees.

    IN WITNESS WHEREOF, Investor, Borrower and the Escrow Agent have caused their respective duly authorized representatives to execute this Escrow Agreement as of the date first written above.

NEW LIFE HOLDINGS, LLC
By:	/s/ EZRI NAMVAR
Name:	Ezri Namvar
Title:	Agent
LIFE FINANCIAL CORPORATION
By:	/s/ STEVEN R. GARDNER
Name:	Steven R. Gardner
Title:	President/CEO/COO
COMMERCE ESCROW
By:

Name:

Title:

11

Appendix B

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A

(Mark One)

/x/	ANNUAL REPORT PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2000

Commission File No.: 0-22193

LIFE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	33-0743196 (IRS Employer Identification No.)
10540 Magnolia Avenue, Suite B, Riverside, California (Address of principal executive offices)	92505 (zip code)

(909) 637-4000
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.01 per share
(Title of class)

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /x/  No / /

    Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

    The aggregate market value of the voting stock held by non-affiliates of the registrant, i.e., persons other than directors and executive officers of the registrant is approximately $1,688,000 and is based upon the last sales price as quoted on The NASDAQ Stock Market for November 9, 2001.

    As of November 9, 2001, the Registrant had 1,333,572 shares outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

    Portions of the Proxy Statement for the 2001 Annual Meeting of Stockholders are incorporated by reference into Part III of this Form 10-K.

FORWARD-LOOKING COMMENTS

    The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) Changes in the performance of the financial markets, (2) Changes in the demand for and market acceptance of the Company's products and services, (3) Changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company's policies, (5) the continued availability of adequate funding sources, (6) actual prepayment rates and credit losses as compared to prepayment rates and credit losses assumed by the Company for purposes of its valuation of mortgage derivative securities (the "participation contract"), (7) the effect of changes in market interest rates on the spread between the coupon rate and the pass through rate and on the discount rate assumed by the Company in its valuation of its participation contract, and (8) various legal, regulatory and litigation risks.

i

ITEM 1. BUSINESS

General

LIFE Financial Corporation

    LIFE Financial Corporation (the "Company"), a Delaware corporation organized in 1997, is a saving and loan holding company that owns 100% of the capital stock of LIFE Bank (the "Bank"), the Company's principal operating subsidiary. The Company's primary business is community retail banking and real estate lending.

LIFE Bank

    The Bank was founded in 1983 as a state chartered savings and loan and became a federally chartered stock savings bank in 1991. The Bank is a member of the Federal Home Loan Bank of San Francisco ("FHLB"), which is a member bank of the Federal Home Loan Bank System. The Bank's deposit accounts are insured up to the $100,000 maximum amount currently allowable under federal laws by the Savings Association Insurance Fund ("SAIF"), which is a separate insurance fund administered by the Federal Deposit Insurance Corporation ("FDIC"). The Bank is subject to examination and regulation by the Office of Thrift Supervision ("OTS") and the FDIC. The Bank is further subject to regulations of the Board of Governors of the Federal Reserve System ("FRB") concerning reserves required to be maintained against deposits and certain other matters.

    The Bank operates five full-service branches located in our market area of San Bernardino, Riverside, and Orange Counties, California. The Bank offers a variety of products and services for consumers and small businesses, which include checking, savings and money market accounts as well as certificates of deposit. The Bank originates and purchases conforming and jumbo prime credit quality real estate secured loans through a network of approved mortgage brokers within the state of California. Additionally, the Bank originates residential construction loans on a retail basis in Southern California. The Bank funds its lending activities primarily with retail deposits obtained through its branches and advances from the FHLB of San Francisco.

    At December 31, 2000, the loan servicing division serviced approximately $917 million in mortgage and consumer loans. At that date, the loan-servicing portfolio was comprised of loans owned by the Bank of $335 million and loans serviced for others of $582 million. During the first quarter of 2001, substantially all of the rights to service loans for others were sold.

    The Company's principal sources of income are the net spread between interest earned and the interest costs associated with deposits and other borrowings used to finance its loan and investment portfolio.

Background

    From 1983 to 1994, the Bank engaged in traditional community banking activities, consisting primarily of deposit taking and originating one-to-four family residential mortgage loans. In an attempt to increase profitability and asset growth, in 1994 the Bank shifted its operating strategy to function more like a finance company than a traditional savings institution. The Bank focused on mortgage banking nationwide, consisting primarily of originating, purchasing, and selling residential mortgage loans to borrowers with sub-prime credit, high loan-to-value loans, and building a mortgage loan servicing portfolio. The Bank's strategy also focused on originating commercial and multi-family real estate secured loans, unsecured consumer loans and lines of credit to small mortgage bankers.

    For the next six years, the Bank expanded its operations to originate loans and to sell loans through securitization and whole loan sales, which in turn provided additional funds to make new loans. Lending activities were funded primarily through wholesale and brokered deposits rather than more traditional retail deposits from the Bank's branches. By the third quarter of 1999, nearly 50% of all deposits were wholesale or brokered.

    The Bank and the Company were profitable pursuing this strategy due in large part to the ability to recognize gains on loan sales through securitization and the simultaneous generation of residual mortgage-backed securities. In 1997, the Company had net income of $10.3 million; however, in 1998 net income was reduced to $1.1 million. In 1999 the Company suffered a loss of $17.8 million, and in 2000, a loss of $20.8 million. The loss in 1999 was primarily driven by one transaction, which involved the sale of the remaining residual mortgage-backed securities held at the Company with a net book value of $36.7 million and the associated mortgage servicing right (the "MSR") held at the Bank with a net book value of $7.5 million. The loss in 2000 was primarily the result of restructuring the Bank's balance sheet and operations to exit the higher risk lines of business.

Recent Developments

    In mid-2000, the Board of Directors hired a new President and Chief Executive Officer, Mr. Steven R. Gardner. Mr. Gardner has and will continue to build a full complement of professionals experienced in retail banking, loan operations and production, financial management, and the core operations of a community focused bank. The Company's new management began a comprehensive restructuring in the third quarter of 2000 of all of the Company's operations including retail banking and lending operations with specific focus on reducing the risk profile of the Company's lending businesses and establishing core earnings for the Company.

    In September 2000, the Company ceased the purchasing and originating of loans for sale in the secondary market and refocused on retail deposit taking and originating higher credit quality and larger balance real estate mortgage loans secured by one-to-four unit residential properties predominately located in California and loans for the construction of individual residences and small tracts of residences in already developed areas, known as "in-fill tracts" for its portfolio.

    During 2000, the Bank's regulatory capital did not meet all minimum regulatory capital requirements. The Bank was deemed by the OTS to be "Undercapitalized" under the "Prompt Corrective Action" regulations. Under the OTS Prompt Corrective Action regulations, the OTS is required to take certain supervisory actions against undercapitalized institutions, the severity depending upon the institution's degree of undercapitalization.

    On September 25, 2000, the Company consented to the issuance of an Order to Cease and Desist (the "Order") by the OTS. The Order requires the Company, among other things, to contribute $5.2 million to the capital of the Bank, not later than December 31, 2000, subject to extension by the OTS. Also on September 25, 2000, the Bank entered into a Supervisory Agreement with the OTS, which requires the Bank, among other things, to achieve a minimum individual core capital ratio of 6% and a minimum individual risk-based capital ratio of 11% by March 31, 2001. In calculating these ratios, the Company is required to double risk weight all sub-prime loans.

    The $5.2 million capital contribution has not been raised and the OTS did not approve the Bank's capital plan. The Company has retained financial advisors to assist in raising capital and the Bank has also taken actions to ensure that it has corrected the other deficiencies addressed by the OTS.

    In March 2001, the OTS issued a Prompt Corrective Action Directive (the "PCA Directive") requiring the Bank, among other things, to raise sufficient capital through securities issuance to achieve specified capital levels by June 30, 2001 or to be recapitalized by merging or being acquired prior to September 30, 2001. For further information, see "REGULATION—Prompt Corrective Regulatory Action."

Risk Factors

    The Company may continue to incur losses.  The Company incurred a net loss of $20.8 million and $17.8 million for the years ended December 31, 2000 and 1999, respectively and may continue to incur losses. It is not known when the Company will be profitable again. Even if the Company becomes profitable, it may not be able to sustain or increase profitability on a quarterly or annual basis. The failure to become profitable may reduce the value of investment in its common stock.

    Failure to implement the strategic plan could adversely affect the operations.  The strategic plan is to transform the Company from an institution whose operations consist primarily of originating and selling residential mortgage loans to borrowers with sub-prime credit and high loan-to-value loans, to a community-based banking institution. As part of this plan, the Company has refocused on retail deposit taking and originating higher credit quality and larger balance real estate mortgage loans secured by one-to-four family residential properties and loans for the construction of individual and small in-fill tracts of residences for our portfolio. The financial position and results of operations depend on the ability to successfully implement the strategic plan. The failure to implement the strategic plan could harm the business and harm the results of operations.

    The Company and the Bank are subject to a Cease and Desist Order, a Supervisory Agreement, and a Prompt Corrective Action Directive with the OTS.  On June 2, 2000, the Company received notice from the OTS that for purposes of the Company's risk-based capital calculations, certain of the assets which the Company had previously risk-weighted in the 100% risk-weight category must instead be treated as low-level recourse assets. This change in the risk-weighting of these assets for risk-based capital calculations resulted in a decrease in the Company's risk-based capital ratios from 10.34% as previously reported to 7.45%. See "Item 14—Financial Statements—Note 2."

    As a result of this change, the Bank's regulatory capital did not meet all minimum regulatory capital requirements. The Bank was deemed by the OTS to be "Undercapitalized" under the "Prompt Corrective Action" guidelines. Under the OTS Prompt Corrective Action regulations, the OTS is required to take certain supervisory actions against undercapitalized institutions, the severity depending upon the institution's degree of undercapitalization. Numerous mandatory supervisory actions become immediately applicable to the institution depending upon its category, including, but not limited to, increased monitoring by regulators, restriction on growth and capital distributions and expansions. The OTS could also take any one of a number of discretionary supervisory actions including issuance of a capital directive, requiring a capital plan, and the replacement of senior executive officers and directors.

    On September 25, 2000, the Company consented to the issuance of an Order to Cease and Desist (the "Order") by the OTS. The Order requires the Company, among other things, to contribute $5.2 million to the capital of the Bank, not later than December 31, 2000, subject to extension by the OTS. The Company is also required to observe certain requirements regarding transactions with affiliates, adequate books and records, tax sharing arrangements with the Bank, and the maintenance of a separate corporate existence from the Bank.

    Also on September 25, 2000, the Bank entered into a Supervisory Agreement with the OTS. The Supervisory Agreement requires the Bank, among other things, to achieve a minimum individual core capital ratio of 6% and a minimum individual risk-based capital ratio of 11% by March 31, 2001. In calculating these ratios, the Bank is required to double risk weight all sub-prime loans. The Supervisory Agreement also requires that the Bank add at least two new independent members to its Board of Directors, not pay dividends without OTS approval and revise many of its policies and procedures, including those pertaining to internal asset review, allowances for loan losses, interest rate risk management, mortgage banking operations, liquidity, separate corporate existence, loans to one borrower and oversight by the Board of Directors.

    The $5.2 million capital contribution has not been raised and the OTS did not approve the Bank's capital plan. The Company has retained financial advisors to assist in raising capital and the Bank has also taken actions to ensure that it has corrected other deficiencies indicated by the OTS as it has hired experienced executive management, appointed two new directors who possess several years of experience in dealing with troubled institutions, and revised its policies and procedures on internal asset review, allowances for loan losses, liquidity, separate corporate existence, loans to one borrower, oversight by the Board, and other areas of the Bank. The Bank has reduced operating expenses and decreased employee count. The Bank also closed one Orange County branch effective December 15, 2000.

    In March 2001, the OTS issued a Prompt Corrective Action Directive (the "PCA Directive") requiring the Bank to raise sufficient capital through securities issuance to achieve the following capital levels by June 30, 2001: Total risk-based capital of 8.0%; Tier 1 risk-based capital of 4.0%; and Leverage ratio of 4.0%, or as an alternative, to recapitalize by merging or being acquired prior to September 30, 2001. The PCA Directive also provides for restrictions on capital distributions, payment of management fees, asset growth, acquisitions and new lines of business, senior executive officers' compensation, payment of subordinated debt, rates paid on deposits, and other activities. The Bank must restrict the rates the Bank pays on deposits to the prevailing rates of interest on deposits of comparable amounts and maturities in the region where the Bank is located. The Bank also is prohibited from entering into any material transaction other than in the normal course of business without the prior consent of the OTS. The Bank is to provide the OTS with compliance progress reports on a monthly basis. If the OTS determines that the Bank fails to make adequate progress towards achieving the requirements in the PCA Directive, the OTS may take such further supervisory, enforcement, or resolution action as it deems appropriate.

    The Company's borrowing capacity may be limited.  On March 16, 2001, the Bank was notified by the FHLB that the Bank's borrowing capacity with the FHLB is limited to overnight advances and that new borrowings will require credit committee approval. The advances outstanding at the time of the notice totaled $20,000,000 and were not affected by the change in borrowing status. If the FHLB credit committee fails to approve requests for new borrowings, there is no assurance that the Bank will be able to borrow the needed funds from other lenders or that any such loans would be on terms as favorable as those otherwise extended by the FHLB.

    Loans to borrowers with sub-prime credit involve a higher risk of default.  At December 31, 2000, the Bank held loans to sub-prime borrowers who may have had previous credit problems or who do not have an adequate credit history. These borrowers typically present a higher level of risk of default than prime borrowers. The OTS has mandated in the Supervisory Agreement that the Bank double risk-weight all sub-prime loans. For the sole purpose of the Supervisory Agreement, sub-prime loans are defined as any loan with a credit score of 619 and below, or a credit grade of B+ or below. The actual rates of delinquencies, foreclosures and losses on loans to sub-prime borrowers could be higher under adverse economic conditions than those currently experienced in the mortgage lending industry for loans to prime borrowers. While the Bank believes that the underwriting procedures and appraisal processes employed enabled the Bank to somewhat reduce the risks inherent in loans made to these borrowers, the Bank cannot assure you that such procedures or processes will afford adequate protection against such risks.

    New management team.  The future success of the Company depends, in large part, upon the continuing contributions of key management personnel. Senior management currently consists of individuals who have been associated with the Company for a short period of time. Management may require time to solidify and may ultimately be unable to work together effectively or to execute the strategic plan. Management's failure to work together effectively and to implement a strategic plan could harm the business and results of operations.

    The Company may not be able to retain or hire qualified employees.  The future success of the Company is also dependent upon its ability to retain highly qualified personnel. In view of the changes in management during the past year, the strategic plan to transform the Company, and reductions in the workforce, the Company may be unable to retain qualified employees and may not be able to attract and hire other qualified employees. In addition, there is intense competition for qualified employees among financial institutions in California.

    Loans that are not fully secured involve a higher risk of loss.  The Company no longer originates high loan-to-value real estate secured loans, where the amount of the loan, together with more senior loans secured by the real estate, exceeds the value of the real estate. However, at December 31, 2000, the Bank still owned $19.7 million of these loans, which represented 4.76% of total assets. In the event of a default on such a loan by a borrower, there generally would be insufficient collateral to pay off the balance of the loan and, as holder of a second position on the property, the Company would likely lose all or a substantial portion of its investment.

    Originating loans in states other than California may expose the Company to unfamiliar laws and market risks.  In addition to lending activity in California, the Company has originated or purchased a significant number of one- to four-family residential mortgage loans on a nationwide basis through its network of originators. There are risks involved in nationwide lending, including:

  •
  The Company may not have the same depth of experience or knowledge about particular markets in which it lends as other lenders with staff physically located in those market areas;

  •
  some of the properties securing loans may be located in states which are experiencing adverse economic conditions, including a general softening in real estate markets and the local economies, which may result in increased loan delinquencies and loan losses; and

  •
  regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of mortgagors in default vary greatly from state to state, and these restrictions may limit the Company's ability to foreclose on a property or seek other recovery.

    The estimation of the fair value of the participation contract may fluctuate.  On December 31, 1999, the remaining residual interests in mortgage loans securitized and related mortgage servicing rights were sold for $19.3 million in cash and other consideration. The other consideration consisted of a contractual participation right, the "participation contract," to receive 50% of certain cash realized from the residual interests that were sold. The fair value of the participation contract was estimated at $4.4 million at December 31, 2000. The Company cannot assure that its valuation of the participation contract as reflected on the balance sheet is correct or that it will ever receive any funds from the participation contract. Any write down of the value of this asset will adversely affect the results of operations.

    The Company holds a number of loans secured by multi-family and commercial real estate, which are riskier than loans secured by one-to-four family residences.  The Company currently holds a number of loans secured by multi-family properties or properties used for commercial business purposes. At December 31, 2000, these loans totaled $17.7 million or 5.28% of our gross loans. Multi-family and commercial real estate loans are generally considered to involve a higher degree of credit risk, are more vulnerable to deteriorating economic conditions and involve higher loan principal amounts than one-to four-family residential mortgage loans. Prepayment of these loans typically depends on the successful operations and income stream of the borrowers. Income producing property values are also more volatile than owner-occupied residential property values. Economic conditions and government regulations, which are outside the control of the borrower or lender, could adversely affect the value of the security for these loans or the future cash flows of the affected properties. In addition, commercial and multi-family residential real estate lending generally requires substantially greater oversight than one-to-four family residential real estate lending.

    Legal and regulatory requirements may restrict the Company's ability to do business and changes in laws and regulations could adversely affect the business.  The Company, as a savings and loan holding company, and the Bank, as a federal savings association, are each subject to extensive federal laws, regulations and supervision. Laws and regulations govern numerous aspects of the business, including adequate capital and financial condition and permissible types, amounts and terms of loans and investments. Such laws and regulations, which affect daily operations, may be changed at any time, and the interpretation of the relevant existing law and regulations is also subject to change by the federal regulatory authorities. Any failure to comply with any of the laws and regulations to which the Company is subject or any change in the regulatory structure or the applicable statutes, regulations or interpretations, whether by the OTS, the FDIC or Congress, could harm the business and results of operations. See "REGULATION." Federal legislation known as the Riegle Community Development and Regulatory Improvement Act, imposed additional regulatory requirements on mortgage loans having relatively higher origination fees and interest rates, such as those made by the Company, and the Company expects its business to be the focus of additional federal and state legislation and regulation in the future.

    The Company is subject to inspection and regulation by the OTS. The OTS has extensive discretion and power to prevent or remedy unsafe or unsound practices or violations of laws. The Company undergoes periodic examinations by the OTS, and following such examinations, may be required, among other things, to change asset valuations, change amounts of required loss allowances or restrict operations. See "REGULATION."

    The Company does not intend to pay any cash dividends.  The Company has never declared or paid dividends on its common stock. The Company intends to retain its earnings, if any, for use in its business and does not anticipate declaring or paying any cash dividends in the foreseeable future. The ability to pay a dividend on common stock will depend upon, among other things, future earnings, operating and financial condition, capital requirements, general business conditions and the receipt of regulatory approvals, if then required. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources." In addition, the Company's ability to pay dividends at any time may be limited by the Bank's ability to pay dividends to the Company. The Company is a legal entity separate and distinct from the Bank. Substantially all of the Company's revenue and cash flow, including funds available for the payment of dividends, is dependent upon the payment of dividends to the Company from the Bank. Under the terms of the Supervisory Agreement, the Bank may not pay any dividends without the approval of the OTS. OTS regulations also impose limitations upon the payment of dividends. See "REGULATION—Federal Savings Institution Regulation—Limitations on Capital Distributions."

    Environmental risks.  In the course of the business, the Company has acquired, and may acquire in the future, properties securing loans that are in default. If hazardous substances or waste, contaminants or pollutants are discovered on these properties after acquired, the Company may be required by law to remove these substances at its sole cost and expense. The cost to remove these substances may substantially exceed the value of the affected properties or the loans secured by the properties and the Company may not have adequate remedies against the prior owner or other responsible parties. In addition, it may be difficult or impossible to sell the affected properties either prior to or following removal of the substances.

    Risks related to factors outside the Company's control—interest rate fluctuations can harm profitability.  The Company's profitability depends to a large extent upon net interest income, which is the difference between interest income on interest-earning assets, such as loans and investments, and interest expense on interest-bearing liabilities, such as deposits and borrowings. Any change in general market interest rates, whether as a result of changes in the monetary policy of the Federal Reserve or otherwise, may have a significant effect on net interest income. The assets and liabilities may react differently to changes in overall market rates or conditions. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Management of Interest Rate Risk." If interest rates rise, the Company anticipates that its net interest income would decline, as interest paid on its deposits would increase more quickly than the interest earned on its assets. Moreover, in periods of rising interest rates, financial institutions typically originate fewer mortgage loans. If interest rates decline, the Company's loans may be refinanced at lower rates or paid off and its investments may be prepaid earlier than expected. If that occurs, the Company may have to redeploy the loan or investment proceeds into lower yielding assets, which might also decrease the Company's income.

    We may be unable to successfully compete in our industry.  The Company's operating results and its growth prospects are most directly and materially influenced by (1) the health and vibrancy of the United States real estate markets, and the underlying economic forces which affect such markets, (2) the overall complexion of the interest rate environment, including the absolute level of market interest rates and the volatility of such rates, (3) the prominence of competitive forces which provide customers, or potential customers, of the Company with alternative sources of deposits and mortgage funds or investments which compete with the Company's products and services, and (4) regulations promulgated by the regulatory authorities, including those of the OTS, the FDIC and the FRB. The Company's success in identifying trends in each of these factors, and implementing strategies to exploit such trends, strongly influence the Company's long-term results and growth prospects.

    As a purchaser and originator of mortgage loans, the Company faces intense competition, primarily from mortgage banking companies, commercial banks, credit unions, thrift institutions, credit card issuers and finance companies. Many of these competitors in the financial services business are substantially larger and have more capital and other resources than the Company. Furthermore, certain large national finance companies and conforming mortgage originators are adapting their conforming origination programs and allocation of resources to the origination of jumbo and non-conforming mortgage loans. The Company's construction lending business is also subject to intense local competition from similarly larger banking companies, community banks, and thrift institutions.

    Competition can take many forms, including convenience in obtaining a loan, service, marketing and distribution channels and interest rates. During periods of rising rates, competitors which have "locked in" low borrowing costs may have a competitive advantage. During periods of declining rates, competitors may solicit the Company's borrowers to refinance their loans. During economic slowdowns or recessions, the Company's borrowers may have financial difficulties and may be receptive to offers by the Company's competitors.

    The Company depends largely on third-party originators, or mortgage brokers for its purchases and originations of new loans. The Company's competitors also seek to establish relationships with the Company's mortgage brokers. The Company's future results may become more exposed to fluctuations in the volume and cost of its wholesale loans resulting from competition from other purchasers of such loans, market conditions and other factors.

    In addition, the Company faces increasing competition for deposits and other financial products from non-bank institutions such as brokerage firms and insurance companies in such areas as short-term money market funds, corporate and government securities funds, mutual funds and annuities. In order to compete with these other institutions with respect to deposits and fee services, the Company relies principally upon local promotional activities, personal relationships established by officers, directors and employees of the Company and specialized services tailored to meet the individual needs of the Company's customers.

    Adverse outcomes of litigation against the Company could harm its business and results of operations.  In December 1999, certain shareholders of Life Financial Corporation filed a federal securities lawsuit against the Company, various officers and directors of the Company, and certain other third parties. The lawsuit was filed in the United States District Court for the Southern District of New York, and asserted claims against the defendants under the Securities Exchange Act of 1934 and the Securities Act of 1933. A substantially similar action was filed in the United States District Court for the central District of California in January 2000 and subsequently dismissed without prejudice. In April 2000, the

Company and its officer and director defendants filed motions to dismiss the lawsuit or transfer it to California. Both motions are currently under submission. The Company intends to vigorously defend against the claims asserted in the litigation. The Company believes that the litigation will not have a material adverse impact on the results of operations or financial condition of the Company or the Bank. Additionally, the Company is involved as a plaintiff or defendant in various legal actions incident to its business, none of which is believed by management to be material to the financial condition of the Company.

    The Company is involved in and will likely continue to be a party to other litigation. As a result of the consumer-oriented nature of the industry in which it operates and uncertainties with respect to the application of various laws and regulations in some circumstances, industry participants are named from time to time as defendants in litigation, including class action suits, involving alleged violations of federal and state consumer lending or other similar laws and regulations. A significant judgment against the Company in connection with any litigation could harm its business and results of operations.

    The Company expects its stock price to continue to fluctuate.  The market price of the common stock has fluctuated in the past and is likely to fluctuate in the future. In addition, the securities markets have recently experienced significant price and volume fluctuations and the market prices of the securities of finance-related companies have been especially volatile. Such fluctuations can result from:

  •
  quarterly variations in operating results,

  •
  changes in securities analysts' estimates,

  •
  short-selling of the Company's common stock,

  •
  events affecting other companies that investors deem to be comparable to the Company,

  •
  fluctuations in interest rates,

  •
  factors which have the effect of increasing, or which investors believe may have the effect of increasing, the Company's cost of funds, or

  •
  general economic trends and conditions.

    On January 5, 2001, the Company received notice from NASDAQ that is had failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days. Therefore, the Company has until April 5, 2001 to regain compliance (by trading at or above $1.00 for at least 10 consecutive days between January 5 and April 5, 2001) or its common stock may be delisted. At that time, the Company may appeal the decision to a NASDAQ Listing Qualifications Panel. In addition, NASDAQ notified the Company on March 20, 2001 that the Company's common stock had failed to maintain a minimum market value of public float of $5,000,000 over the last 30 consecutive trading days and the Company has until June 18, 2001 to regain compliance with the minimum market value of public float rule. If at any time before June 18, 2001, the market value of the public float of the Company's common stock is at least $5,000,000 for a minimum of 10 consecutive trading days the NASDAQ staff will make a determination as to compliance with the rule. If the Company is unable to demonstrate compliance with the rule on or before June 18, 2001, or has not submitted an application to transfer to The NASDAQ SmallCap Market, NASDAQ will provide the Company with written notification that its securities will be delisted. At that time the Company may appeal the decision to a NASDAQ Listing Qualifications Panel. The Company may be delisted for failure to maintain compliance with the minimum bid rule as well as the minimum market value of public float rule. The Company may implement a reverse stock split to obtain NASDAQ approval for the continual listing of its common stock on the National Market or the SmallCap Market as appropriate depending upon whether it achieves compliance with the minimum value of public float rules for continued listing on the National Market.

Lending Activities

    General.  The Company originates, purchases, and services primarily first lien conforming, jumbo, and non-conforming mortgages. The Company purchases and originates mortgage loans and other real estate secured loans primarily through mortgage brokers. The Company's primary means of marketing its products is direct contact between its account executives and its mortgage brokers. Each of the Company's account executives is responsible for maintaining and expanding existing Bank relationships within the account executive's assigned territory. Loans originated or purchased are generally originated for the Bank's loan portfolio.

    The underwriting and quality control functions are managed through the Company's corporate offices in Riverside, California. The Company's underwriting process begins with its staff of experienced management and underwriters, clear underwriting policies, loan review procedures and monitoring by its independent quality control group. As an integral part of its lending operation, the Company ensures that its underwriters assess each loan application and subject property against the Company's underwriting guidelines.

    Loan Approval Procedures and Authority.  The Board of Directors establishes the lending policies of the Company and delegates authority and responsibility for loan approvals to management up to $1.5 million. Loan amounts in excess of this limit require Board approval. Management has adopted policies, which vest approvals with individual underwriters for limited loan size amounts. Exceptions to Bank policy, larger loan requests and more complex transactions are required to be reviewed and approved or declined by senior level underwriters, supervisors and/or managers. All loans in excess of $500,000 are required to be approved by the management loan committee.

    The Bank will not make loans-to-one borrower that are in excess of regulatory limits. Pursuant to OTS regulations, loans-to-one borrower cannot exceed 15% of the Bank's unimpaired capital and surplus. At December 31, 2000, the Bank's loans-to-one borrower limit equaled $3.4 million. See "—Regulation—Federal Savings Institution Regulation—Loans-to-One Borrower."

    One- to Four-Family Mortgage Lending.  The Bank currently offers adjustable-rate mortgage loans secured by one- to four-family residences located in its primary market area with maturities up to thirty years. At December 31, 2000, the Bank's total (gross) loans outstanding were $335.3 million, of which $270.8 million or 80.8% were one- to four-family residential loans. Of the one- to four-family residential mortgage loans outstanding at that date, 45.1% were fixed rate loans, and 54.9% were adjustable-rate mortgage loans.

    Construction Lending.  The Company originates construction loans for owner occupied single-family homes, single-family homes on a speculative basis and single family tracts, generally in-fill projects of 10 homes or fewer. Those projects built on a speculative basis are conducted by small, local builders who have demonstrated by past performance the ability to construct and effectively market the completed product within budget and where management is comfortable with the underlying collateral and economic conditions. The Company's maximum loan to value policy on speculative residential homes or projects is not to exceed 75% of completed value. All construction loans are priced on a variable rate, which is adjusted daily with a spread over Wall Street Journal Prime. The Company generally requires that the borrower maintain a minimum 15% cash equity position in the project. Presently, the Company lends construction funds only in California with a concentration in Southern California.

    Construction financing is generally considered to involve a higher degree of credit risk than financing on improved, owner-occupied real estate. Risk of loss on a construction loan is dependent largely on the accuracy of the initial estimate of the property's value at completion of construction or development compared to the estimated cost (including financing) of construction. If the estimate of value proves to be inaccurate, the Bank may be confronted with a project, when completed, having a value which is insufficient to assure full repayment. The Bank mitigates this risk by performing a thorough analysis of the cost estimates and actively monitoring the project during each phase of construction. All construction loans less than $1.5 million require management loan committee approval. Loan amounts in excess of this limit require Board approval.

    Loan Servicing.  The Bank also services mortgage loans for other investors. All of the loans currently being serviced for others are loans that were originated and sold by the Bank. The Company's loan servicing activities include (i) the collection and remittance of mortgage loan payments, (ii) accounting for principal and interest and other collections and expenses, (iii) holding and disbursing escrow or impounding funds for real estate taxes and insurance premiums, (iv) inspecting properties when appropriate, (v) contacting delinquent borrowers, and (vi) acting as fiduciary in foreclosing and disposing of collateral properties. The Company receives a servicing fee for performing these services for others. At December 31, 2000, the Bank was servicing $582 million of loans for other investors. Subsequent to year end, the servicing of $526 million of these loans was sold. The Bank does not expect to increase the level of loans serviced for others in the foreseeable future.

    Loan Portfolio Composition.  At December 31, 2000, the Company's gross loans outstanding held for investment totaled $335.3 million. The types of loans that the Company may originate are subject to federal law, state law, and regulations. Interest rates charged by the Company on loans are affected by the demand for such loans and the supply of money available for lending purposes and the rates offered by competitors. These factors are, in turn, affected by, among other things, economic conditions, monetary policies of the federal government, including the Federal Reserve Board, and legislative tax policies.

    The following table sets forth the composition of our loan portfolio in dollar amounts and as a percentage of the portfolio at the dates indicated (dollars in thousands):

	At December 31,
	2000		1999		1998		1997		1996
	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Real estate(1):
Residential:
One-to-four family	$270,754	80.76%	$381,932	83.29%	$294,033	87.11%	$278,205	89.02%	$54,275	78.67%
Multi-family	8,609	2.57	9,851	2.15	17,380	5.15	10,653	3.41	4,752	6.89
Commercial	9,092	2.71	11,860	2.59	14,225	4.21	16,763	5.36	9,659	14.00
Construction	45,657	13.62	52,175	11.38	8,571	2.54	—	0.00	—	0.00
Other loans:
Loans secured by deposit accounts	451	0.13	205	0.04	270	0.08	165	0.05	177	0.25
Unsecured commercial loans	30	0.01	43	0.01	124	0.04	63	0.02	67	0.10
Unsecured consumer loans	673	0.20	2,490	0.54	2,951	0.87	6,675	2.14	65	0.09

Total gross loans	335,266	100.00%	458,556	100.00%	337,554	100.00%	312,524	100.00%	68,995	100.00%

Less (plus):
Undisbursed loan funds	15,018		25,885		6,399		—		—
Deferred loan origination (costs), fees and (premiums) and discounts	(1,860)		(4,406)		(5,946)		(8,393)		(543)
Allowance for loan losses	5,384		2,749		2,777		2,573		1,625

Loans Receivable, net	$316,724		$434,328		$334,324		$318,344		$67,913

(1)
Includes second trust deeds.

    Loan Maturity.  The following table shows the contractual maturity of the Bank's gross loans at December 31, 2000. The table does not reflect prepayment assumptions.

	At December 31, 2000
	One-to-Four Family	Multi-Family	Commercial	Construction	Other Loans	Total Loans Receivable
	(dollars in thousands)
Amounts due:
One year or less	$—	$—	$861	$44,537	$481	$45,879
More than one year to three years	38	324	1,697	1,120	609	3,788
More than three years to five years	82	860	3,063	—	5	4,010
More than five years to 10 years	1,487	18	2,158	—	6	3,669
More than 10 years to 20 years	67,894	5,752	668	—	—	74,314
More than 20 years	201,253	1,655	645	—	53	203,606

Total amount due	270,754	8,609	9,092	45,657	1,154	335,266
Less (plus):
Undisbursed loan funds	—	—	—	15,018	—	15,018
Deferred loan origination fees (costs) and discounts	(2,116)	(21)	10	144	123	(1,860)
Allowance for loan losses	4,597	53	68	617	49	5,384

Loans held for investment, net	$268,273	$8,577	$9,014	$29,878	$982	$316,724

    The following table sets forth at December 31, 2000, the dollar amount of gross loans receivable contractually due after December 31, 2001, and whether such loans have fixed interest rates or adjustable interest rates.

	Loans Due After December 31, 2001 At December 31, 2000
	Fixed	Adjustable	Total
	(dollars in thousands)
Real estate loans:
Residential
One-to-four family	$122,102	$148,652	$270,754
Multi-family	2,458	6,151	8,609
Commercial	3,724	4,506	8,230
Construction	—	1,120	1,120
Other loans	618	56	674

Total gross loans receivable	$128,902	$160,485	$289,387

    The following table sets forth the Company's loan originations, purchases, sales, and principal repayments for the periods indicated:

	For the Year Ended December 31,
	2000	1999	1998
	(dollars in thousands)
Gross loans(1):
Beginning balance	$458,556	$337,554	$312,524
Loans originated:
One to four family(2)	171,692	387,999	440,685
Multi-family	—	13,591	34,596
Commercial and land	—	10,164	22,274
Construction loans	27,325	54,045	8,571
Other loans	10,088	1,743	309

Total loans originated	209,105	467,542	506,435
Loans purchased	260,410	573,626	674,117

Sub total—Production	469,515	1,041,168	1,180,552

Total	928,071	1,378,722	1,493,076
Less:
Principal repayments	100,390	114,944	79,085
Sales of loans	490,173	799,353	610,468
Securitization of loans	—	—	462,067
Transfer to REO	2,242	5,869	3,902

Total Gross loans	335,266	458,556	337,554
Ending balance loans held for sale	—	326,965	238,664

Ending balance loans held for investment	$335,266	$131,591	$98,890

(1)
Gross loans includes loans held for investment and loans held for sale.

(2)
Includes second trust deeds.

    Delinquencies and Classified Assets.  Federal regulations and the Bank's Classification of Assets Policy require that the Bank utilize an internal asset classification system as a means of reporting problem and potential problem assets. The Bank has incorporated the OTS internal asset classifications as a part of its credit monitoring system. The Bank currently classifies problem and potential problem assets as "Substandard," "Doubtful" or "Loss" assets. An asset is considered "Substandard" if it is inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. "Substandard" assets include those characterized by the "distinct possibility" that the insured institution will sustain "some loss" if the deficiencies are not corrected. Assets classified as "Doubtful" have all of the weaknesses inherent in those classified "Substandard" with the added characteristic that the weaknesses present make "collection or liquidation in full," on the basis of currently existing facts, conditions, and values, "highly questionable and improbable." Assets classified as "Loss" are those considered "uncollectible" and of such little value that their continuance as assets without the establishment of a specific loss allowance is not warranted. Assets which do not currently expose the insured institution to sufficient risk to warrant classification in one of the aforementioned categories but possess weaknesses are required to be designated "Special Mention."

    When an insured institution classifies one or more assets, or portions thereof, as Substandard or Doubtful, under current OTS policy the Bank is required to consider establishing a general valuation allowance in an amount deemed prudent by management. The general valuation allowance, which is a regulatory term, represents a loss allowance which has been established to recognize the inherent credit risk associated with lending and investing activities, but which, unlike specific allowances, has not been allocated to particular problem assets. When an insured institution classifies one or more assets, or portions thereof, as "Loss," it is required either to establish a specific allowance for losses equal to 100% of the amount of the asset so classified or to charge off such amount.

    A savings institution's determination as to the classification of its assets and the amount of its valuation allowances is subject to review by the OTS, which can order the establishment of additional general or specific loss allowances. The OTS, in conjunction with the other federal banking agencies, adopted an interagency policy statement on the allowance for loan and lease losses. The policy statement provides guidance for financial institutions on both the responsibilities of management for the assessment and establishment of adequate allowances and guidance for banking agency examiners to use in determining the adequacy of general valuation allowances. Generally, the policy statement recommends that institutions have effective systems and controls to identify, monitor and address asset quality problems; that management has analyzed all significant factors that affect the collectibility of the portfolio in a reasonable manner; and that management has established acceptable allowance evaluation processes that meet the objectives set forth in the policy statement. While the Bank believes that it has established an adequate allowance for estimated loan losses, there can be no assurance that regulators, in reviewing the Bank's loan portfolio, will not request the Bank to materially increase at that time its allowance for estimated loan losses, thereby negatively affecting the Bank's financial condition and earnings at that time. Although management believes that an adequate allowance for estimated loan losses has been established, actual losses are dependent upon future events and, as such, further additions to the level of allowances for estimated loan losses may become necessary.

    The Bank's Internal Asset Review Committee reviews and classifies the Bank's assets quarterly and reports the results of its review to the Board of Directors. The Bank classifies assets in accordance with the management guidelines described above. REO is classified as Substandard. The following table sets forth information concerning substandard loans, REO and total classified assets at December 31, 2000.

	At December 31, 2000
	Total Substandard loans		REO		Total Substandard Loans and REO
	Gross Balance	Number of Loans	Gross Balance	Number of Properties	Gross Balance	Number of Assets
	(dollars in thousands)
Residential:
One-to-four family	$24,764	325	$1,613	26	$26,377	351
Multi-family	67	1	70	1	137	2
Commercial	—	—	—	—	—	—
Construction	2,184	2	—	—	2,184	2
Other loans	55	16	—	—	55	16
Specific Allowance	(386)		—	—	(386)

Total loans	$26,684	344	$1,683	27	$28,367	371

    At December 31, 2000 the Bank had $4.3 million of Special Mention assets, $28.4 million Substandard assets, and no assets classified as Doubtful or Loss. As of December 31, 2000, Special Mention assets include 3 construction loans totaling $3.5 million with the largest loan balance of $2.0 million.

    Impaired Loans.  The following table sets forth information regarding impaired loans, troubled-debt restructurings and REO in the Company's loan portfolio. Included in impaired loans are

$4.5 million and $1.3 million of foreclosures in process less than 90 days past due at December 31, 2000 and 1999, respectively. There were two troubled-debt restructured loans within the meaning of SFAS 15, and 27 REO properties at December 31, 2000. The Company's current policy is to cease accruing interest on loans 90 days or more past due. For the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively, the amount of interest income that would have been recognized on nonaccrual loans if such loans had continued to perform in accordance with their contractual terms was $1,300,000, $384,000, $789,000, $424,000, and $179,000, none of which was recognized. For the same periods, the amount of interest income recognized on troubled debt restructurings was $0, $0, $0, $0, and $12,000, respectively.

	At December 31,
	2000	1999	1998	1997	1996
	(dollars in thousands)
Impaired loans
One-to-four family	$24,764	$3,793	$7,134	$3,245	$2,361
Multi-family	67	198	—	—	45
Commercial	—	—	131	131	—
Construction	2,184	—	—	—	—
Other loans	55	27	279	1,750	10
Specific Allowance	(386)	—	(135)	(132)	(402)

Total impaired loans	26,684	4,018	7,409	4,994	2,014
REO, net(1)	1,683	2,214	1,898	1,440	561

Total impaired assets	$28,367	$6,232	$9,307	$6,434	$2,575

Restructured loans	$19	$—	$131	$131	$131
Allowance for loan losses as a percent of gross loans receivable(2)	1.61%	0.60%	0.82%	0.82%	2.36%
Allowance for loan losses as a percent of total impaired loans	20.18%	68.43%	37.48%	51.52%	80.69%
Impaired loans as a percent of gross loans receivable(2)	7.96%	0.88%	2.19%	1.60%	2.92%
Impaired assets as a percent of total assets(3)	6.84%	1.14%	2.17%	1.62%	2.53%

(1)
REO balances are shown net of related loss allowances.

(2)
Gross loans includes loans receivable held for investment and loans receivable held for sale.

(3)
Impaired assets consist of impaired loans and REO.

    The following table sets forth delinquencies in the Company's loan portfolio as of the dates indicated (dollars in thousands):

	At December 31, 2000				At December 31, 1999
	60-89 Days		90 Days or More		60-89 Days		90 Days or More
	Number of Loans	Principal Balance of Loans	Number of Loans	Principal Balance of Loans	Number of Loans	Principal Balance of Loans	Number of Loans	Principal Balance of Loans
One-to-four family	51	$3,399	271	$20,310	44	$2,388	49	$2,462
Multi-family	—	—	1	67	—	—	1	198
Construction	—	—	2	2,184	—	—	—	—
Other loans	21	70	19	79	26	84	7	27

Total	72	$3,469	293	$22,640	70	$2,472	57	$2,687

Delinquent loans to total gross loans		1.03%		6.75%		0.54%		0.59%

	At December 31, 1998
	60-89 Days		90 Days or More
	Number of Loans	Principal Balance of Loans	Number of Loans	Principal Balance of Loans
One-to-four family	6	$326	68	$7,134
Commercial	—	—	1	131
Other loans	36	160	61	279

Total	42	$486	130	$7,544

Delinquent loans to total gross loans		0.14%		2.23%

    Allowance for Loan Losses.  The Company maintains an allowance for loan losses to absorb losses inherent primarily in the loans held for investment portfolio. Loans held for sale are carried at the lower of cost or estimated market value. Net unrealized losses, if any, are recognized in a lower of cost or market valuation allowance by charges to operations. The allowance is based on ongoing, quarterly assessments of probable estimated losses inherent in the loan portfolios. The Company's methodology for assessing the appropriateness of the allowance consists of several key elements, which include the formula allowance, specific allowance for identified non-homogeneous problem loans and the unallocated allowance. In addition, the allowance incorporates the results of measuring impaired loans as provided in Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan" and SFAS No. 118, "Accounting by Creditors for Impairment of Loan-Income Recognition and Disclosures." These accounting standards prescribe the measurement methods, income recognition and disclosures related to impaired loans.

    The formula allowance is calculated by applying loss factors to all loans held for investment. The loss factors are applied according to loan program type and loan classification. The loss factors for each program type and loan classification are established based primarily upon the Bank's historical loss experience and are evaluated on a quarterly basis.

    Specific allowances are established for certain non-homogeneous loans where management has identified significant conditions or circumstances related to a credit that management believes indicates the probability that a loss has been incurred in excess of the amount determined by the application of the formula allowance. A specific allowance is calculated by subtracting the current market value less estimated selling and holding costs from the loan balance.

    The unallocated allowance is based upon management's evaluation of various conditions, the effect of which are not directly measured in the determination of the formula and specific allowance. The evaluation of the inherent loss with respect to these conditions is subject to a higher degree of uncertainty because they are not identified with specific problem credits or portfolio segments. The conditions evaluated in connection with the unallocated allowance include the following conditions that existed as of the balance sheet date: (1) then-existing general economic and business conditions affecting the key lending areas of the Company, (2) credit quality trends, (3) loan volumes and concentrations, (4) recent loss experience in particular segments of the portfolio, and (5) regulatory examination results.

    The Board of Directors has established an Internal Asset Review ("IAR") Committee which meets monthly to review and monitor conditions in the portfolio and to determine the appropriate allowance for loan losses. To the extent that any of these conditions are evidenced by a specifically identifiable problem credit or portfolio segment as of the evaluation date, the IAR Committee's estimate of the effect of such condition may be reflected as a specific allowance applicable to such credit or portfolio segment. Where any of these conditions is not evidenced by a specifically identifiable problem credit or portfolio segment as of the evaluation date, the IAR Committee's evaluation of the probable loss related to such condition is reflected in the unallocated allowance. By assessing the probable estimated losses inherent in the loan portfolios on a quarterly basis, the Company is able to adjust specific and inherent loss estimates based upon more recent information that has become available.

    As of December 31, 2000, the Company's allowance for loan losses was $5.4 million or 1.61% of total gross loans, and 20.18% of impaired loans compared to an allowance for loan losses of $2.7 million at December 31, 1999 or 0.60% of gross loans and 68.43% of impaired loans. The following table sets forth activity in the Company's allowance for loan losses for the periods set forth in the table (dollars in thousands):

	At or for the Year Ended December 31,
	2000	1999	1998	1997	1996
Balance at beginning of period	$2,749	$2,777	$2,573	$1,625	$1,177
Provision for loan losses	2,910	5,382	4,166	1,850	963
Charge-offs:
One-to-four family	273	3,163	1,023	901	668
Other loans	134	2,677	3,048	8	66

Total charge-offs	407	5,840	4,071	909	734
Recoveries	132	430	109	7	219

Balance at end of period	$5,384	$2,749	$2,777	$2,573	$1,625

Average net loans outstanding	$417,507	$411,189	$329,699	$191,140	$72,650

Net charge-offs to average net loans	0.07%	1.31%	1.20%	0.47%	0.71%

    The following table sets forth the amount of the Company's allowance for loan losses, the percent of allowance for loan losses to total allowance and the percent of gross loans to total gross loans in each of the categories listed at the dates indicated (dollars in thousands).

	2000			1999			1998
	Amount	Percent of Allowance to Total	Percent of Gross Loans to Total	Amount	Percent of Allowance to Total	Percent of Gross Loans to Total	Amount	Percent of Allowance to Total	Percent of Gross Loans to Total
One-to-four family	$4,597	85.38%	80.76%	$2,582	93.92%	83.29%	$1,685	60.68%	87.11%
Multi-family	53	0.98%	2.57%	64	2.33%	2.15%	58	209%	5.15%
Commercial	68	1.26%	2.71%	6	0.22%	2.59%	212	7.62%	4.21%
Construction	617	11.46%	13.62%	26	0.95%	11.38%	51	1.84%	2.54%
Other	49	0.91%	0.34%	71	2.58%	0.59%	352	12.68%	0.99%
Unallocated	0	0.00%	0.00%	0	0.00%	0.00%	419	15.09%	0.00%

Total allowance for Loan Losses	$5,384	100.00%	100.00%	$2,749	100.00%	100.00%	$2,777	100.00%	100.00%

    The following table sets forth the allowance for loan losses amounts calculated by the categories listed for the periods set forth in the table (dollars in thousands):

	2000		1999		1998
	Amount	Percent of Allowance to Total	Amount	Percent of Allowance to Total	Amount	Percent of Allowance to Total
Formula Allowance	$4,998	92.83%	$2,749	100.00%	$2,223	80.05%
Specific Allowance	386	7.17%	—	0.00%	135	4.86%
Unallocated Allowance	—	0.00%	—	0.00%	419	15.09%

Total	$5,384	100.00%	$2,749	100.00%	$2,777	100.00%

    Real Estate Owned.  At December 31, 2000, the Company had $1.7 million of REO. Real estate properties acquired through or in lieu of loan foreclosure are initially recorded at the lower of fair value or the balance of the loan at the date of foreclosure through a charge to the allowance for loan losses. It is the policy of the Company to obtain an appraisal and /or a market evaluation on all REO at the time of possession. After foreclosure, valuations are periodically performed by management as needed due to changing market conditions or factors specifically attributable to the properties' condition. If the carrying value of a property exceeds its fair value less estimated cost to sell, a charge to operations is recorded.

Investment Activities

    Federally chartered savings institutions, such as the Bank, have the authority to invest in various types of liquid assets, including United States Treasury obligations, securities of various federal agencies, certificates of deposit of insured banks and savings institutions, bankers' acceptances, and federal funds. Subject to various restrictions, federally chartered savings institutions may also invest their assets in commercial paper, investment-grade corporate debt securities and mutual funds whose assets conform to the investments that a federally chartered savings institution is otherwise authorized to make directly. Additionally, the Bank must maintain minimum levels of investments that qualify as liquid assets under OTS regulations. See "—Regulation—Federal Savings Institution Regulation—Liquidity." Historically, the Bank has maintained liquid assets above the minimum OTS requirements and at a level considered to be adequate to meet its normal daily liquidity needs.

    The investment policy of the Company as established by the Board of Directors attempts to provide and maintain liquidity, generate a favorable return on investments without incurring undue interest rate and credit risk, and complement the Company's lending activities. Specifically, the Company's policies limit investments to government and federal agency-backed securities and non-government guaranteed securities, including corporate debt obligations, that are investment grade.

    At December 31, 2000 the Company had $39.4 million in its mortgage-backed securities portfolio, all of which were insured or guaranteed by the FNMA or GNMA and are available for sale. The Company may increase or decrease its investment in mortgage-backed securities in the future depending on its liquidity needs and market opportunities. Investments in mortgage-backed securities involve a risk that actual prepayments will be greater than estimated prepayments over the life of the security which may require adjustments to the amortization of any premium or accretion of any discount relating to such instruments thereby reducing the net yield on such securities. There is also reinvestment risk associated with the cash flows from such securities. In addition, the market value of such securities may be adversely affected by changes in interest rates.

    The following table sets forth certain information regarding the carrying and fair values of the Company's securities at the dates indicated.

	2000		1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value	Carrying Value	Fair Value
	(dollars in thousands)
Trading:
Residual mortgage-backed securities	$—	$—	$—	$—	$50,296	$50,296
Available for sale:
Mortgage-backed securities	39,455	39,455	—	—	—	—
Participation contract	4,429	4,429	9,288	9,288	—	—
Other securities (FHLB Stock)	2,915	2,915	—	—	—	—

	46,799	46,799	9,288	9,288	—	—
Held to maturity:
US Treasury and other agency securities	—	—	29,955	29,945	2,000	2,012
Mortgage-backed securities	—	—	5	5	8	8
Other securities (FHLB Stock)	—	—	2,873	2,873	2,463	2,463

Total securities held to maturity	—	—	32,833	32,823	4,471	4,483
Total securities	$46,799	$46,799	$42,121	$42,111	$54,767	$54,779

    At December 31, 1998, the Company had five residual mortgage-backed securities valued at $50.3 million. By completing the desecuritization of the Company's 1996-1 and 1997-1A and 1B transactions and the sale of the Company's 1997-2, 1997-3, and 1998-1A and 1B Residuals, the Company divested all of its holdings of residual mortgage-backed securities retained from securitizations during 1999.

    The desecuritization of the Company's 1996-1 and 1997-1A and 1B during 1999 was accomplished primarily to release the $12.7 million in cash collateral to the Company. The desecuritizations resulted in the Company repurchasing approximately $65 million in loans and the receipt of $12.7 million in cash. The loss on the desecuritizations was approximately $475,000. Approximately $298,000 of the loss was recorded in the second quarter of 1999 and the remaining $188,000 was recorded in the fourth quarter of 1999.

    On December 31, 1999, the Company sold its remaining residual mortgage-backed securities retained from securitization and related mortgage servicing rights for $19.4 million in cash and other consideration and realized a pretax loss of $29.1 million. The $29.1 million loss is the net of the balance of the Residual Assets sold of $36.7 million plus the mortgage servicing rights of $7.5 million less a $4.3 million reserve for the estimated loss to be incurred on the $14.6 million of subperforming loans acquired less cash and other considerations totaling $19.4 million. The $19.4 million was comprised of $5.1 million in cash for the residual assets, $9.3 million value assigned to the participation contract, $3.0 million cash for the credit guaranty and $2.0 million cash for the mortgage servicing rights sold.

    The participation contract is a contractual right from the purchase of the residual mortgage-backed securities to receive 50% of any cash realized, as defined, from the residual mortgage-backed securities (the "participation contract"). The Company valued the contractual right at its estimated fair value of $9.3 million at December 31, 1999. The right to receive cash flows under the contract begins after the purchaser recaptures its initial cash investment of $5.1 million, $3.0 million of the credit guarantee, $.2 million in servicing fees, and a 15% internal rate of return, (the "Hurdle Amount") from the transaction.

    The Company entered into a credit guaranty related to a $14.6 million pool of sub-performing loans in the 1998-1A and 1B securitization whereby the Company guaranteed the difference between the December 1, 1999, unpaid principal balance and the realized value of those loans at final disposition. At December 31, 1999, the Company estimated the obligation under the credit guaranty at $4.3 million and it was included in other liabilities. During 2000, the $14.6 million of sub-performing loans were sold to a third party for a net loss of $3.9 million, $2.6 million of which was paid to the purchaser under the credit guaranty and applied to reduce the Hurdle Amount to $5.7 million for cash distributions on the participation contract. The remaining balance of the credit guaranty of $356,000 was recognized as income during the year 2000.

    The participation contract is recorded on the Bank's financial statements at December 31, 2000 at its estimated fair value of $4.4 million after write-downs totaling $4.9 million. Most of the $4.9 million write-down of the participation contract resulted from an increase in the discount rate from 15% to 40% and a change in the composite prepayment speeds from 21.6% in 1999 to 24.6% in 2000 in the Company's valuation model. The Bank does not believe there is an active market for this type of asset and has determined the estimated fair value utilizing a cash flow model which determines the present value of the estimated expected cash flows from this contract using a discount rate the Bank believes is commensurate with the risks involved.

    The table below sets forth certain information regarding the carrying value, weighted average yields and contractual maturities of the Company's securities as of December 31, 2000.

	At December 31, 2000
	One Year or Less		More than One Year to Five Years		More than Five Years to Ten Years		More than Ten Years		Total
	Carrying Value	Weighted Average Yield	Carrying Value	Weighted Average Yield	Carrying Value	Weighted Average Yield	Carrying Value	Weighted Average Yield	Carrying Value	Weighted Average Yield
	(dollars in thousands)
Available for sale:
Mortgage-backed securities	$—	—%	$—	—%	$—	—%	$39,455	6.12%	$39,455	6.12%
Other securities (FHLB Stock)	2,915	7.22	—	—	—	—	—	—	2,915	7.22
Participation contract	—	—	—	—	—	—	4,429	18.60	4,429	18.60

Total securities available for sale	$2,915	7.22%	$—	—%	$—	—%	$43,884	8.15%	$46,799	8.10%

Sources of Funds

    General.  Deposits, lines of credit, loan repayments and prepayments, and cash flows generated from operations and borrowings are the primary sources of the Company's funds for use in lending, investing and for other general purposes.

    Deposits.  The Company offers a variety of deposit accounts with a range of interest rates and terms. The Company's deposits consist of passbook savings, checking accounts, money market savings accounts and certificates of deposit. For the year ended December 31, 2000, certificates of deposit constituted 92.7% of total average deposits. The terms of the fixed-rate certificates of deposit offered by the Company vary from 6 months to 5 years. Specific terms of an individual account vary according to the type of account, the minimum balance required, the time period funds must remain on deposit and the interest rate, among other factors. The flow of deposits is influenced significantly by general economic conditions, changes in money market rates, prevailing interest rates and competition. At December 31, 2000, the Company had $301.0 million of certificate accounts maturing in one year or less.

    The Company relies primarily on customer service and long-standing relationships with customers to attract and retain local deposits; however, market interest rates and rates offered by competing financial institutions significantly affect the Company's ability to attract and retain deposits. Previously the Company utilized brokered deposits, but according to OTS Prompt Corrective regulatory guidelines for undercapitalized institutions (see "REGULATION—Prompt Corrective Regulatory Action"), cannot renew existing deposits. At December 31, 2000, the Company had $43.5 million in brokered deposits remaining and must attempt to replace the brokered deposits that are not renewed either with retail deposits or the sale of assets.

    Although the Company has a significant portion of its deposits in shorter term certificates of deposit, management monitors activity on the Company's certificate of deposit accounts and, based on historical experience, and the Company's current pricing strategy, believes that it will retain a large portion of such accounts upon maturity. Further increases in short-term certificate of deposit accounts, which tend to be more sensitive to movements in market interest rates than core deposits, may result in the Company's deposit base being less stable than if it had a large amount of core deposits which, in turn, may result in further increases in the Company's cost of deposits. Notwithstanding the foregoing, the Company believes that it will continue to have access to sufficient amounts of certificates of deposit accounts which, together with other funding sources, will provide it with the necessary level of liquidity to continue to implement its business strategies.

    The following table presents the deposit activity of the Company for the years ended December 31 (dollars in thousands):

	2000	1999	1998
Net deposits (withdrawals)	$(149,188)	$123,302	$97,638
Interest credited on deposit accounts	25,422	22,124	14,030

Total increase (decrease) in deposit accounts	$(123,766)	$145,426	$111,668

    The reduction is attributable to the decrease in wholesale and brokered deposits and is consistent with the decrease in loans. The loan portfolio held for sale has been eliminated as the Company's strategy is to concentrate on retail banking and no longer fund loans for sale in the secondary market.

    At December 31, 2000, the Company had $101.2 million in certificate accounts in amounts of $100,000 or more maturing as follows (dollars in thousands):

Maturity Period	Amount	Weighted Average Rate
Three months or less	$22,381	6.41%
Over three months through 6 months	46,323	6.82
Over 6 months through 12 months	29,145	6.78
Over 12 months	3,342	6.60

Total	$101,191	6.71%

    The following table sets forth the distribution of the Company's average deposit accounts for the periods indicated and the weighted average interest rates on each category of deposits presented.

	For the Year Ended December 31,
	2000			1999			1998
	Average Balance	Percent of Total Average Deposits	Weighted Average Rate	Average Balance	Percent of Total Average Deposits	Weighted Average Rate	Average Balance	Percent of Total Average Deposits	Weighted Average Rate
	(dollars in thousands)
Passbook accounts	$4,235.98%		1.50%	$4,639	1.09%	2.10%	$4,324	1.69%	2.36%
Money market accounts	5,121	1.18	4.21	6,857	1.62	4.28	4,779	1.87	4.79
Checking accounts	22,460	5.20	1.74	20,337	4.80	1.51	17,966	7.01	1.72

Sub-total	31,816	7.36	2.10	31,833	7.51	2.30	27,069	10.57	2.36
Certificate accounts:
Three months or less	10,115	2.34	6.28	8,706	2.05	5.12	9,148	3.57	5.52
Four through 12 months	334,658	77.39	6.19	328,635	77.53	5.40	192,871	75.28	5.85
13 through 36 months	53,060	12.27	6.34	50,786	11.98	5.57	22,105	8.63	5.84
37 months or greater	2,760	0.64	6.55	3,945	0.93	6.55	4,997	1.95	6.55

Total certificate accounts	400,593	92.64	6.22	392,072	92.49	5.43	229,121	89.43	5.85

Total average deposits	$432,409	100.00%	5.91%	$423,905	100.00%	5.17%	$256,190	100.00%	5.48%

    The following table presents, by various rate categories, the amount of certificate accounts outstanding at the date indicated and the periods to maturity of the certificate accounts outstanding at December 31, 2000.

	Period to Maturity from December 31, 2000
	Less than One Year	One to Two Years	Two to Three Years	Three to Four Years	Four to Five Years	More than Five Years	Total
	(dollars in thousands)
Certificate Accounts
4.01 to 5.00%	$4,194	$3	$69	$4	$8	$29	$4,307
5.01 to 6.00%	31,630	182	152	14	94	361	32,433
6.01 to 7.00%	235,382	11,061	558	195	276	130	247,602
7.01 to 8.00%	29,793	867	47	89	51	283	31,130

Total	$300,999	$12,113	$826	$302	$429	$803	$315,472

    Borrowings.  From time to time the Bank has obtained advances from the FHLB as an alternative to retail deposit funds and internally generated funds and may do so in the future as part of its operating strategy. FHLB advances may also be used to acquire certain other assets as may be deemed appropriate for investment purposes. These advances are collateralized primarily by certain of the Bank's mortgage loans and mortgage-backed securities and secondarily by the Bank's investment in capital stock of the FHLB. See "Regulation—Federal Home Loan Bank System." Such advances are made pursuant to several different credit programs, each of which has its own interest rate and range of maturities. The maximum amount that the FHLB will advance to member institutions, including the Bank, fluctuates from time-to-time in accordance with the policies of the FHLB. At December 31, 2000, the Bank had $47 million in outstanding advances from the FHLB. On March 16, 2001 the Bank was notified by the FHLB that the Bank's borrowing capacity is limited to overnight advances and new borrowings will require credit committee approval. The advances outstanding at the time of the notice totaled $20,000,000 and were not affected by the change in borrowing status. If the FHLB credit committee fails to approve requests for new borrowings, there is no assurance that the Bank will be able to borrow the needed funds from other lenders or that any such loans would be on terms as favorable as those otherwise extended by the FHLB.

    In February 2000, the Bank entered into a reverse repurchase agreement whereby the Bank agreed to transfer certain securities against the transfer of funds from the holder of the note, with a simultaneous agreement by the holder to transfer to the Bank such securities. At December 31, 2000, there were no borrowings under reverse repurchase agreements outstanding.

    Both the Company and the Bank had the ability to enter into lines of credit to finance mortgages, mortgage-backed securities and for other corporate purposes. At December 31, 1999, the Bank had a warehouse line of credit in the amount of $250 million, of which none had been drawn and was terminated during 2000.

    In addition, the Company had two lines of credit in the amount of $40 million and $10 million secured by residual mortgage-backed securities created by the Company's securitizations and stock of the Bank, respectively. Both lines were fully repaid at January 31, 2000.

    On March 14, 1997, the Company issued subordinated debentures (the "Debentures") in the aggregate principal amount of $10.0 million through the Debenture Offering. On September 15, 1998, holders of $8.5 million in Debentures exercised their option to put their Debentures as of December 14, 1998, thereby reducing outstanding Debentures to $1.5 million. See "Regulation—Federal Savings Institution Regulation—Capital Requirements." Additionally, see further detail in "Note 10 Subordinated Debentures—Notes to Consolidated Financial Statements."

    The following table sets forth certain information regarding the Company's borrowed funds at or for the years ended on the dates indicated:

	At or For Year Ended December 31,
	2000	1999	1998
	(dollars in thousands)
FHLB advances
Average balance outstanding	$24,610	$15,363	$1,154
Maximum amount outstanding at any month-end during the year	47,120	35,170	17,062
Balance outstanding at end of year	47,120	—	—
Weighted average interest rate during the year	6.52%	5.23%	5.02%
Debentures
Average balance outstanding	$1,500	$1,500	$9,526
Maximum amount outstanding at any month-end during the year	1,500	1,500	10,000
Balance outstanding at end of year	1,500	1,500	1,500
Weighted average interest rate during the year	14.01%	14.01%	14.03%
Other borrowings and lines of credit
Average balance outstanding	$11,729	$30,237	$112,886
Maximum amount outstanding at any month-end during the year	41,351	45,834	345,848
Balance outstanding at end of year	—	17,873	39,977
Weighted average interest rate during the year	9.05%	8.48%	6.62%
Total borrowings
Average balance outstanding	$37,839	$47,100	$123,566
Maximum amount outstanding at any month-end during the year	75,851	60,757	372,910
Balance outstanding at end of year	48,620	19,373	41,477
Weighted average interest rate during the year	7.60%	7.59%	7.18%

Subsidiaries

    As of December 31, 2000, the Company had three subsidiaries: the Bank, Life Financial Insurance Services, Inc., and Life Investment Holdings, Inc. Life Financial Insurance Services, Inc. was incorporated in California in 1999 as a service entity engaged in the sale of insurance and insurance-related products. Life Investment Holdings, Inc. which had no activity during 1999 and 2000 is in the process of liquidation. The Bank had no subsidiaries at December 31, 2000.

Personnel

    As of December 31, 2000, the Company had 100 full-time employees and 9 part-time employees. The employees are not represented by a collective bargaining unit and the Company considers its relationship with its employees to be satisfactory.

REGULATION

General

    The Company, as a savings and loan holding company, is required to file certain reports with, and otherwise comply with the rules and regulations of the OTS under the Home Owners' Loan Act, as amended (the "HOLA"). In addition, the activities of savings institutions, such as the Bank, are governed by the HOLA and the Federal Deposit Insurance Act ("FDI Act").

    The Bank is subject to extensive regulation, examination and supervision by the OTS, as its primary federal regulator, and the FDIC, as the deposit insurer. The Bank is a member of the Federal Home Loan Bank ("FHLB") System and its deposit accounts are insured up to applicable limits by the SAIF managed by the FDIC. The Bank must file reports with the OTS and the FDIC concerning its activities and financial condition in addition to obtaining regulatory approvals prior to entering into certain transactions such as mergers with, or acquisitions of, other savings institutions. The OTS and/or the FDIC conduct periodic examinations to test the Bank's safety and soundness and compliance with various regulatory requirements. This regulation and supervision establishes a comprehensive framework of activities in which an institution can engage and is intended primarily for the protection of the insurance fund and depositors. The regulatory structure also gives the regulatory authorities extensive discretion in connection with their supervisory and enforcement activities and examination policies, including policies with respect to the classification of assets and the establishment of adequate loan loss reserves for regulatory purposes. Any change in such regulatory requirements and policies, whether by the OTS, the FDIC or Congress, could have a material adverse impact on the Company, the Bank and their operations. Certain of the regulatory requirements applicable to the Bank and to the Company are referred to below or elsewhere herein. The description of statutory provisions and regulations applicable to savings institutions and their holding companies set forth in this Form 10-K does not purport to be a complete description of such statutes and regulations and their effects on the Bank and the Company.

Holding Company Regulation

    The Company is a nondiversified unitary savings and loan holding company within the meaning of the HOLA. As a unitary savings and loan holding company, the Company generally is not restricted under existing laws as to the types of business activities in which it may engage, provided that the Bank continues to be a qualified thrift lender ("QTL"). See "Federal Savings Institution Regulation—QTL Test." Upon any non-supervisory acquisition by the Company of another savings institution or savings bank that meets the QTL test and is deemed to be a savings institution by the OTS, the Company would become a multiple savings and loan holding company (if the acquired institution is held as a separate subsidiary) and would be subject to extensive limitations on the types of business activities in which it could engage. The HOLA limits the activities of a multiple savings and loan holding company and its non-insured institution subsidiaries primarily to activities permissible for bank holding companies under Section 4-C-(8) of the Bank Holding Company Act ("BHC Act"), subject to the prior approval of the OTS, and certain activities authorized by OTS regulation, and no multiple savings and loan holding company may acquire more than 5% the voting stock of a company engaged in impermissible activities.

    The HOLA prohibits a savings and loan holding company, directly or indirectly, or through one or more subsidiaries, from acquiring more than 5% of the voting stock of another savings institution or holding company thereof, without prior written approval of the OTS or acquiring or retaining control of a depository institution that is not insured by the FDIC. In evaluating applications by holding companies to acquire savings institutions, the OTS must consider the financial and managerial resources and future prospects of the company and institution involved, the effect of the acquisition on the risk to the insurance funds, the convenience and needs of the community and competitive factors.

    The OTS is prohibited from approving any acquisition that would result in a multiple savings and loan holding company controlling savings institutions in more than one state, subject to two exceptions: (i) the approval of interstate supervisory acquisitions by savings and loan holding companies and (ii) the acquisition of a savings institution in another state if the laws of the state of the target savings institution specifically permit such acquisitions. The states vary in the extent to which they permit interstate savings and loan holding company acquisitions.

    Although savings and loan holding companies are not subject to specific capital requirements or specific restrictions on the payment of dividends or other capital distributions, HOLA does prescribe such restrictions on subsidiary savings institutions as described below. The Bank must notify the OTS 30 days before declaring any dividend to the Company. In addition, the financial impact of a holding company on its subsidiary institution is a matter that is evaluated by the OTS and the agency has authority to order cessation of activities or divestiture of subsidiaries deemed to pose a threat to the safety and soundness of the institution.

Federal Savings Institution Regulation

    Capital Requirements.  The OTS capital regulations require savings institutions to meet three minimum capital standards: a 1.5% tangible capital ratio, a 4% leverage (core) capital ratio and an 8% risk-based capital ratio. Core capital is defined as common stockholders' equity (including retained earnings), certain noncumulative perpetual preferred stock and related surplus, and minority interests in equity accounts of consolidated subsidiaries less intangibles other than certain mortgage servicing rights and credit card relationships. The OTS regulations require that, in meeting the tangible, leverage (core) and risk-based capital standards, institutions must generally deduct investments in and loans to subsidiaries engaged in activities that are not permissible for a national bank.

    The risk-based capital standard for savings institutions requires the maintenance of total capital (which is defined as core capital and supplementary capital) to risk-weighted assets to be at least 8%. In determining the amount of risk-weighted assets, all assets, including certain off-balance sheet assets, are multiplied by a risk-weight factor of 0% to 100% or higher if deemed appropriate, as assigned by the OTS capital regulation based on the risks OTS believes are inherent in the type of asset. The components of core capital are equivalent to those discussed earlier under the 4% leverage standard. The components of supplementary capital currently include cumulative preferred stock, long-term perpetual preferred stock, mandatory convertible securities, subordinated debt and intermediate preferred stock and, within specified limits, the allowance for loan and lease losses. Overall, the amount of supplementary capital included as part of total capital cannot exceed 100% of core capital.

    The OTS regulatory capital requirements also incorporate an interest rate risk component. Savings institutions with "above normal" interest rate risk exposure are subject to a deduction from total capital for purposes of calculating their risk-based capital requirements. A savings institution's interest rate risk is measured by the decline in the net portfolio value of its assets (i.e., the difference between incoming and outgoing discounted cash flows from assets, liabilities and off-balance sheet contracts) that would result from a hypothetical 200 basis point increase or decrease in market interest rates divided by the estimated economic value of the institution's assets, as calculated in accordance with guidelines set forth by the OTS. A savings institution whose measured interest rate risk exposure exceeds 2% must deduct an amount equal to one-half of the difference between the institution's measured interest rate risk and 2%, multiplied by the estimated economic value of the institution's assets. The dollar amount is deducted from an institution's total capital in calculating compliance with its risk-based capital requirement. Under the rule, there is a two quarter lag between the reporting date of an institution's financial data and the effective date for the new capital requirement based on that data. A savings institution with assets of less than $300 million and risk-based capital ratios in excess of 12% is not subject to the interest rate risk component, unless the OTS determines otherwise. The Director of the OTS may waive or defer a savings institution's interest rate risk component on a case-by-case basis. For the present time, the OTS has deferred implementation of the interest rate risk component.

    The following table presents the Bank's capital position at December 31, 2000.

				To be adequately capitalized under the Prompt Corrective Action Directive		Minimum Individual Capital required under the Supervisory Agreement
	Actual
			Proforma Ratio Under Supervisory Agreement
At December 31, 2000
	Amount	Ratio		Amount	Ratio	Amount	Ratio
	(dollars in thousands)
Total Capital (to risk-weighted assets)	$16,518	6.99%	6.32%	$18,904	8.00%	$29,400	11.00%
Core Capital (to adjusted tangible assets)	17,968	4.33%	4.33%	16,616	4.00%	24,924	6.00%
Tangible Capital (to tangible assets)	17,968	4.33%	N.A.	N.A.	N.A.	N.A.	N.A.
Tier 1 Capital (to risk-weighted assets)	13,539	5.73%	N.A.	9,452	4.00%	N.A.	N.A.

    Prompt Corrective Regulatory Action.  Under the OTS prompt corrective action regulations, the OTS is required to take certain supervisory actions against undercapitalized institutions, the severity of which depends upon the institution's degree of undercapitalization. Generally, a savings institution that has a total risk-based capital of less than 8% or a leverage ratio or a Tier 1 capital ratio that is less than 4% is considered to be "undercapitalized." A savings institution that has a total risk-based capital ratio less than 6%, a Tier 1 capital ratio is less than 3% or a leverage ratio that is less than 3% is considered to be "significantly undercapitalized" and a savings institution that has a tangible capital to asset ratio equal to or less than 2% is deemed to be "critically undercapitalized." Numerous mandatory supervisory actions become immediately applicable to the institution depending upon its category, including, but not limited to, increased monitoring by regulators and restrictions on growth, capital distributions and expansion. The OTS could also take any one of a number of discretionary supervisory actions, including requiring a capital plan, the issuance of a capital directive and the replacement of senior executive officers and directors.

    During 2000, the Bank's regulatory capital did not meet all minimum regulatory capital requirements. The Bank was deemed by the OTS to be "Undercapitalized" under the "Prompt Corrective Action" guidelines. On September 25, 2000, the Company consented to the issuance of an Order to Cease and Desist (the "Order") by the OTS. The Order requires the Company, among other things, to contribute $5.2 million to the capital of the Bank, not later than December 31, 2000, subject to extension by the OTS. The Company is also required to observe certain requirements regarding transactions with affiliates, adequate books and records, tax sharing arrangements with the Bank, and the maintenance of a separate corporate existence from the Bank.

    Also on September 25, 2000, the Bank entered into a Supervisory Agreement with the OTS. The Supervisory Agreement requires the Bank, among other things, to achieve a minimum individual core capital ratio of 6% and a minimum individual risk-based capital ratio of 11% by March 31, 2001. In calculating these ratios, the Bank is required to double risk weight all sub-prime loans starting March 31, 2001. At December 31, 2000, the Bank's pro forma ratios, assuming the double risk weighting of sub-prime loans, were 4.33% and 6.32% for the core capital ratio and the total risk-based capital ratio, respectively. The Supervisory Agreement also requires that the Bank add at least two new independent members to its Board of Directors, not pay dividends without OTS approval and revise many of its policies and procedures, including those pertaining to internal asset review, allowances for loan losses, interest rate risk management, mortgage banking operations, liquidity, separate corporate existence, loans to one borrower and oversight by the Board of Directors.

    The $5.2 million capital contribution has not been raised and the OTS did not approve the Bank's capital plan. The Company has retained financial advisors to assist in raising capital and the Bank has also taken actions to ensure that it has corrected other deficiencies indicated by the OTS as it has hired experienced executive management, appointed two new directors who possess several years of experience in dealing with troubled institutions, and revised its policies and procedures on internal asset review, allowances for loan losses, liquidity, separate corporate existence, loans to one borrower, oversight by the Board, and other areas of the Bank. The Bank has reduced operating expenses and decreased employee count. The Bank also closed one Orange County branch effective December 15, 2000.

    In March 2001, the OTS issued a Prompt Corrective Action Directive (the "PCA Directive") requiring the Bank to raise sufficient capital through securities issuance to achieve the following capital levels by June 30, 2001: Total risk-based capital of 8.0%; Tier 1 risk-based capital of 4.0%; and Leverage ratio of 4.0%, or as an alternative, to recapitalize by merging or being acquired prior to September 30, 2001. The PCA Directive also provides for restrictions on capital distributions, payment of management fees, asset growth, acquisitions and new lines of business, senior executive officers' compensation, payment of subordinated debt, rates paid on deposits, and other activities. The Bank must also restrict the rates the Bank pays on deposits to the prevailing rates of interest on deposits of comparable amounts and maturities in the region where the Bank is located. The Bank also is prohibited from entering into any material transaction other than in the normal course of business without the prior consent of the OTS. The Bank is to provide the OTS with compliance progress reports on a monthly basis. If the OTS determines that the Bank fails to make adequate progress towards achieving the requirements in the PCA Directive, the OTS may take such further supervisory, enforcement, or resolution action as it deems appropriate.

    Insurance of Deposit Accounts.  Deposits of the Bank are presently insured by the SAIF. The FDIC maintains a risk-based assessment system by which institutions are assigned to one of three categories based on their capitalization and one of three subcategories based on examination ratings and other supervisory information. An institution's assessment rate depends on the categories to which it is assigned. Assessment rates for SAIF member institutions are determined semiannually by the FDIC and currently range from zero basis points for the healthiest institutions to 27 basis points for the riskiest.

    In addition to the assessment for deposit insurance, institutions are required to pay on bonds issued in the late 1980s by the Financing Corporation ("FICO") to recapitalize the predecessor to the SAIF. During 1984, FICO payments for SAIF members approximated 6.10 basis points, while Bank Insurance Fund ("BIF"—the deposit insurance fund that covers most commercial bank deposits) members paid 1.22 basis points. The FICO assessment rates as of January 1, 2000 were $0.0212 per $100 annually (or 2.1 basis points) for BIF-assessable deposits and 2.1 basis points for SAIF-assessable deposits. For the year ended December 31, 2000, assessments for both deposit insurance and the FICO payments were $163,000. These assessments, which may be revised based upon the level of BIF and SAIF deposits, will continue until the bonds mature in the year 2017.

    Insurance of deposits may be terminated by the FDIC upon a finding that the institution has engaged in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations or has violated any applicable law, regulation, rule, order or condition imposed by the FDIC or the OTS. The management of the Bank does not know of any practice, condition or violation that might lead to termination of deposit insurance.

    Loans-to-One Borrower.  Under the HOLA, savings institutions are generally subject to the limits on loans-to-one borrower applicable to national banks. Generally, savings institutions may not make a loan or extend credit to a single or related group of borrowers in excess of 15% of its unimpaired capital and surplus. An additional amount may be lent, equal to 10% of unimpaired capital and surplus, if such loan is secured by readily-marketable collateral, which is defined to include certain financial instruments and bullion. At December 31, 2000, the Bank's limit on loans-to-one borrower was $3.4 million. At December 31, 2000, the Bank's largest aggregate outstanding balance of loans-to-one borrower was $3.1 million. On December 26, 2000, the Bank funded securities held under repurchase agreements of $25 million secured by $26 million in FNMA securities, which may be classified as a loan-to-one borrower. These were subsequently sold January 2, 2001.

    QTL Test.  The HOLA requires savings institutions to meet a QTL test. Under the QTL test, a savings association is required to maintain at least 65% of its "portfolio assets" (total assets less: (i) specified liquid assets up to 20% of total assets; (ii) intangibles, including goodwill; and (iii) the value of property used to conduct business) in certain "qualified thrift investments" (primarily residential mortgages and related investments, including certain mortgage-backed securities) in at least 9 months out of each 12 month period.

    A savings association that fails the QTL test must convert to a bank charter or operate under certain restrictions. As of December 31, 2000 the Bank maintained 99.7% of its portfolio assets in qualified thrift investments and, therefore, met the QTL test. Recent legislation has expanded the extent to which education loans, credit card loans and small business loans may be considered "qualified thrift investments."

    Limitation on Capital Distributions.  OTS regulations impose limitations upon all capital distributions by savings institutions, such as cash dividends, payments to repurchase or otherwise acquire its shares, payments to shareholders of another institution in a cash-out merger and other distributions charged against capital. The rule establishes three tiers of institutions, which are based primarily on an institution's capital level. An institution that exceeds all fully phased-in capital requirements before and after a proposed capital distribution ("Tier 1 Bank") and has not been advised by the OTS that it is in need of more than normal supervision, could, after prior notice but without obtaining approval of the OTS, make capital distributions during a calendar year equal to the greater of (i) 100% of its net earnings to date during the calendar year plus the amount that would reduce by one-half its "surplus capital ratio" (the excess capital over its fully phased-in capital requirements) at the beginning of the calendar year or (ii) 75% of its net income for the previous four quarters. Any additional capital distributions would require prior regulatory approval. In the event the Bank's capital fell below its regulatory requirements or the OTS notified it that it was in need of more than normal supervision, the Bank's ability to make capital distributions could be restricted. In addition, the OTS could prohibit a proposed capital distribution by any institution, which would otherwise be permitted by the regulation, if the OTS determines that such distribution would constitute an unsafe or unsound practice. At December 31, 2000, the Bank was under a Supervisory Agreement detailed in "Prompt Corrective Regulatory Action," as the Bank did not meet the minimum capital requirements.

    Liquidity.  The Bank is required to maintain an average daily balance of specified liquid assets equal to a monthly average of not less than a specified percentage (currently 4%) of its net withdrawable deposit accounts plus short-term borrowings. Monetary penalties may be imposed for failure to meet these liquidity requirements. The Bank's average liquidity ratio for the quarter ended December 31, 2000 was 11.6%, which exceeded the applicable requirements. The Bank has never been subject to monetary penalties for failure to meet its liquidity requirements.

    Branching.  OTS regulations permit nationwide branching by federally chartered savings institutions to the extent allowed by federal statute. This permits federal savings institutions to establish interstate networks and to geographically diversify their loan portfolios and lines of business. The OTS authority preempts any state law purporting to regulate branching by federal savings institutions.

    Transactions with Related Parties.  The Bank's authority to engage in transactions with related parties or "affiliates" (e.g., any company that controls or is under common control with an institution, including the Company and its non-savings institution subsidiaries) is limited by Sections 23A and 23B of the Federal Reserve Act ("FRA"). Section 23A restricts the aggregate amount of covered transactions with any individual affiliate to 10% of the capital and surplus of the savings institution.

The aggregate amount of covered transactions with all affiliates is limited to 20% of the savings institution's capital and surplus. Certain transactions with affiliates are required to be secured by collateral in an amount and of a type described in Section 23A and the purchase of low quality assets from affiliates is generally prohibited. Section 23B generally provides that certain transactions with affiliates, including loans and asset purchases, must be on terms and under circumstances, including credit standards, that are substantially the same or at least as favorable to the institution as those prevailing at the time for comparable transactions with non-affiliated companies. At December 31, 2000, the Company was under an Order to Cease and Desist that requires the Company to provide the OTS with at least 30 days notice of any transaction that would constitute a "covered transaction" from the perspective of the Bank. The Order provides additional restrictions on the Company regarding transactions with affiliates.

    Enforcement.  Under the FDI Act, the OTS has primary enforcement responsibility over savings institutions and has the authority to bring actions against the institution and all institution-affiliated parties, including stockholders, and any attorneys, appraisers and accountants who knowingly or recklessly participate in wrongful action likely to have an adverse effect on an insured institution. Formal enforcement action may range from the issuance of a capital directive or cease and desist order to removal of officers and/or directors to institution of receivership, conservatorship or termination of deposit insurance. Civil penalties cover a wide range of violations and can amount to $25,000 per day, or even $1 million per day in especially egregious cases. Under the FDI Act, the FDIC has the authority to recommend to the Director of the OTS enforcement action to be taken with respect to a particular savings institution. If action is not taken by the Director, the FDIC has authority to take such action under certain circumstances. Federal law also establishes criminal penalties for certain violations.

    Standards for Safety and Soundness.  The FDI Act requires each federal banking agency to prescribe for all insured depository institutions standards relating to, among other things, internal controls, information systems and audit systems, loan documentation, credit underwriting, interest rate risk exposure, asset growth, and compensation, fees, benefits and such as other operational and managerial standards as the agency deems appropriate. The federal banking agencies have adopted final regulations and Interagency Guidelines Prescribing Standards for Safety and Soundness ("Guidelines") to implement these safety and soundness standards. The Guidelines set forth the safety and soundness standards that the federal banking agencies use to identify and address problems at insured depository institutions before capital becomes impaired. If the appropriate federal banking agency determines that an institution fails to meet any standard prescribed by the Guidelines, the agency may require the institution to submit to the agency an acceptable plan to achieve compliance with the standard, as required by FDI Act. The final rule establishes deadlines for the submission and review of such safety and soundness compliance plans.

Federal Reserve System

    The Federal Reserve Board regulations require savings institutions to maintain noninterest earning reserves against their transaction accounts (primarily NOW and regular checking accounts). The Federal Reserve Board regulations generally required for 2000 that reserves be maintained against aggregate transaction accounts as follows: for accounts aggregating $44.3 million or less (subject to adjustment by the Federal Reserve Board) the reserve requirement was 3%; and for accounts aggregating greater than $44.3 million, the reserve requirement was $1.33 million plus 10% (subject to adjustment by the Federal Reserve Board between 8% and 14%) against that portion of total transaction accounts in excess of $44.3 million. The first $5.0 million of otherwise reservable balances (subject to adjustments by the Federal Reserve Board) were exempted from the reserve requirements. The Bank maintained compliance with the foregoing requirements. The balances maintained to meet the reserve requirements imposed by the Federal Reserve Board may be used to satisfy liquidity requirements imposed by the OTS.

FEDERAL AND STATE TAXATION

Federal Taxation

    General.  The Company and the Bank report their income on a consolidated basis and the accrual method of accounting, and are subject to federal income taxation in the same manner as other corporations with some exceptions, including particularly the Bank's reserve for bad debts discussed below. The following discussion of tax matters is intended only as a summary and does not purport to be a comprehensive description of the tax rules applicable to the Bank or the Company. The Bank has not been audited by the IRS. For its 2000 taxable year, the Bank is subject to a maximum federal income tax rate of 34%.

    Bad Debt Reserves.  For fiscal years beginning prior to December 31, 1996, thrift institutions which qualified under certain definitional tests and other conditions of the Internal Revenue Code of 1986 (the "Code") were permitted to use certain favorable provisions to calculate their deductions from taxable income for annual additions to their bad debt reserve. A reserve could be established for bad debts on qualifying real property loans (generally secured by interests in real property improved or to be improved) under (i) the Percentage of Taxable Income Method (the "PTI Method") or (ii) the Experience Method. The reserve for nonqualifying loans was computed using the Experience Method.

    The Small Business Job Protection Act of 1996 (the "1996 Act"), which was enacted on August 20, 1996, requires savings institutions to recapture (i.e., take into income) certain portions of their accumulated bad debt reserves. The 1996 Act repeals the reserve method of accounting for bad debts effective for tax years beginning after 1995. Thrift institutions that would be treated as small banks are allowed to utilize the Experience Method applicable to such institutions, while thrift institutions that are treated as large banks (those generally exceeding $500 million in assets) are required to use only the specific charge-off method. Thus, the PTI Method of accounting for bad debts is no longer available for any financial institution.

    To the extent the allowable bad debt reserve balance using the thrift's historical computation method exceeds the allowable bad debt reserve method under the newly enacted provisions, such excess is required to be recaptured into income under the provisions of Code Section 481(a). Any Section 481(a) adjustment required to be taken into income with respect to such change generally will be taken into income ratably over a six-taxable year period, beginning with the first taxable year beginning after 1995, subject to the residential loan requirement.

    Under the residential loan requirement provision, the recapture required by the 1996 Act will be suspended for each of two successive taxable years, beginning with the Bank's current taxable year, in which the Bank originates a minimum of certain residential loans based upon the average of the principal amounts of such loans made by the Bank during its six taxable years preceding its current taxable year.

    Under the 1996 Act, the Bank is permitted to use the Experience Method to compute its allowable addition to its reserve for bad debts for the current year. The Bank's bad debt reserve as of December 31, 1995 was computed using the permitted Experience Method computation and was therefore not subject to the recapture of any portion of its bad debt reserve as discussed above.

    Distributions.  Under the 1996 Act, if the Bank makes "non-dividend distributions" to the Company, such distributions will be considered to have been made from the Bank's unrecaptured tax bad debt reserves (including the balance of its reserves as of December 31, 1987) to the extent thereof, and then from the Bank's supplemental reserve for losses on loans, to the extent thereof, and an amount based on the amount distributed (but not in excess of the amount of such reserves) will be included in the Bank's income. Non-dividend distributions include distributions in excess of the Bank's current and accumulated earnings and profits, as calculated for federal income tax purposes, distributions in redemption of stock, and distributions in partial or complete liquidation. Dividends paid out of the Bank's current or accumulated earnings and profits will not be so included in the Bank's income.

    The amount of additional taxable income triggered by a non-dividend is an amount that, when reduced by the tax attributable to the income, is equal to the amount of the distribution. Thus, if the Bank makes a non-dividend distribution to the Company, approximately one and one-half times the amount of such distribution (but not in excess of the amount of such reserves) would be includable in income for federal income tax purposes, assuming a 34% federal corporate income tax rate. The Bank does not intend to pay dividends that would result in a recapture of any portion of its bad debt reserves.

ITEM 2. PROPERTIES

Location	Leased or Owned	Original Year Leased or Acquired	Date of Lease Expiration	Net Book Value of Property or Leasehold Improvements at December 31, 2000
Corporate Headquarters: 10540 Magnolia Avenue, Suites B & C Riverside, CA	Leased	1997	2002	$695,000
Branch Office: 1598 E Highland Avenue San Bernardino, CA	Leased	1986	2001	79,000
Branch Office: 10530 Magnolia Avenue, Suite A Riverside, CA	Leased	1997	2002	21,000
Branch Office: 1526 Barton Road Redlands, CA	Leased	1998	2003	56,000
Branch Office: 9971 Adams Avenue Huntington Beach CA	Leased	1998	2006	52,000
Branch Office: 13928 Seal Beach Blvd. Seal Beach, CA	Leased	1999	2004	83,000
Subleased: 8031 Philips Highway Jacksonville, FL	Leased	1997	2002	—

ITEM 3. LEGAL PROCEEDINGS

    In December 1999, certain shareholders of Life Financial Corporation filed a federal securities lawsuit against the Company, various officers and directors of the Company, and certain other third parties. The lawsuit was filed in the United States District Court for the Southern District of New York, and asserted claims against the defendants under the Securities Exchange Act of 1934 and the Securities Act of 1933. A substantially similar action was filed in the United States District Court for the Central District of California in January 2000 and subsequently dismissed without prejudice. In April 2000, the Company and its officer and director defendants filed motions to dismiss the lawsuit or transfer it to California. Both motions are currently under submission. The Company intends to vigorously defend against the claims asserted in the litigation. The Company believes that the litigation will not have a material adverse impact on the results of operations or financial condition of the Company or the Bank. Additionally, the Company is involved as a plaintiff or defendant in various legal actions incident to its business, none of which is believed by management to be material to the financial condition of the Company.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

    None.

PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

    The Common Stock of the Company has been quoted on the NASDAQ National Market under the symbol "LFCO" since the Company's IPO on June 30, 1997. On January 5, 2001, the Company received notice from NASDAQ that it had failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days. Therefore, the Company has until April 5, 2001 to regain compliance (by trading at or above $1.00 for at least 10 consecutive days between January 5 and April 5, 2001) or its common stock may be delisted. At that time, the Company may appeal the decision to a NASDAQ Listing Qualifications Panel. In addition, NASDAQ notified the Company on March 20, 2001 that the Company's common stock had failed to maintain a minimum market value of public float of $5,000,000 over the last 30 consecutive trading days and the Company has until June 18, 2001 to regain compliance with the minimum market value of public float rule. If at any time before June 18, 2001, the market value of the public float of the Company's common stock is at least $5,000,000 for a minimum of 10 consecutive trading days the NASDAQ staff will make a determination as to compliance with the rule. If the Company is unable to demonstrate compliance with the rule on or before June 18, 2001, or has not submitted an application to transfer to The NASDAQ SmallCap Market, NASDAQ will provide the Company with written notification that its securities will be delisted. At that time the Company may appeal the decision to a NASDAQ Listing Qualifications Panel. The Company may be delisted for failure to maintain compliance with the minimum bid rule as well as the minimum market value of public float rule. The Company may implement a reverse stock split to obtain NASDAQ approval for the continual listing of its common stock on the National Market or the SmallCap Market as appropriate depending upon whether it achieves compliance with the minimum value of public float rules for continued listing on the National Market.

    As of March 27, 2001 there were approximately 250 holders of record of the Common Stock. The following table summarized the range of the high and low closing sale prices per share of Common Stock as quoted by NASDAQ for the periods indicated.

	Year Ended December 31, 2000
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
High	$3.25	$3.88	$4.25	$4.50
Low	$0.28	$2.25	$2.56	$2.56
	Year Ended December 31, 1999
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
High	$4.69	$5.50	$5.63	$5.63
Low	$3.36	$3.81	$3.06	$3.13

ITEM 6. SELECTED FINANCIAL DATA

(dollars in thousands):

	At December 31,
	2000	1999	1998	1997	1996
Selected Balance Sheet Data:
Total assets	$414,421	$551,901	$428,078	$397,071	$101,763
Participation contract	4,429	9,288	—	—	—
Securities and FHLB stock	42,370	32,833	4,471	6,079	8,837
Loans held for sale	—	330,727	243,497	289,268	31,018
Loans held for investment	322,108	106,350	93,604	31,649	38,520
Allowance for loan losses	5,384	2,749	2,777	2,573	1,625
Residual mortgage-backed securities at fair value	—	—	50,296	45,352	4,691
Mortgage servicing rights	5,652	6,431	13,119	8,526	2,645
Deposit accounts	345,093	468,859	323,433	211,765	85,711
Borrowings	48,620	19,373	41,477	119,170	3,278
Stockholders' equity	13,900	34,462	51,998	50,886	7,716
Book value per share(1)	$10.42	$25.90	$39.62	$38.86	$12.01
Shares outstanding(1)	1,333,687	1,330,687	1,312,479	1,309,343	642,343
	Year Ended December 31,
	2000	1999	1998	1997	1996
Operating Data:
Interest income	$41,519	$46,378	$41,104	$21,146	$6,928
Interest expense	28,446	25,577	22,915	12,830	3,766

Net interest income	13,073	20,801	18,189	8,316	3,162
Provision for loan losses	2,910	5,382	4,166	1,850	963

Net interest income after provision for loans losses	10,163	15,419	14,023	6,466	2,199
Net gains (losses) from mortgage banking	(5,684)	7,451	23,444	25,730	5,708
Other noninterest income (loss)	3,548	(22,471)	(8,490)	1,500	760
Noninterest expense	25,806	29,643	27,190	15,990	8,681

Income (loss) before income tax provision (benefit)	(17,779)	(29,244)	1,787	17,706	(14)
Income tax provision (benefit)	3,003	(11,405)	728	7,382	38

Net income (loss)	$(20,782)	$(17,839)	$1,059	$10,324	$(52)

Basic earnings (loss) per share(2)	$(15.58)	$(13.57)	$0.81	$10.57	$(0.11)

Diluted earnings (loss) per share(2)	$(15.58)	$(13.57)	$0.78	$10.11	$(0.11)

Basic weighted average shares outstanding(2)	1,333,646	1,315,038	1,310,949	976,999	474,156

Diluted weighted average shares outstanding(2)	1,333,646	1,315,038	1,361,165	1,021,590	474,156

	Year Ended and at December 31,
	2000	1999	1998	1997	1996
Selected Financial Ratios and Other Data(3):
Performance Ratios:
Return on average assets	(3.98)%	(3.16)%	0.23%	4.19%	(0.06)%
Return on average equity	(63.30)	(32.13)	1.92	40.45	(0.90)
Average equity to average assets	6.29	9.82	12.14	10.35	6.77
Equity to total assets at end of period	3.35	6.24	12.15	12.82	7.58
Average interest rate spread(4)	2.82	3.95	3.83	3.30	3.78
Net interest margin(5)	2.79	4.21	4.36	3.68	3.95
Average interest-earning assets to average interest-bearing liabilities	99.53	105.01	109.81	106.65	103.64
Efficiency ratio(6)	272.92%	757.77%	80.96%	44.63%	88.50%
Loan originations and purchases	$469,515	$1,041,168	$1,180,552	$773,107	$222,553
Bank Regulatory Capital Ratios(7):
Tangible capital	4.33%	6.28%	7.21%	5.38%	7.57%
Core capital	4.33	6.28	7.21	5.38	7.57
Risk-based capital	6.99	7.45	10.90	10.52	8.09
Proforma double risk weight—Core capital	4.33	N/A	N/A	N/A	N/A
Proforma double risk weight—Risk-based capital	6.32	N/A	N/A	N/A	N/A
Asset Quality Ratios:
Impaired assets as a percent of total assets(8)	6.84	1.14	2.17	1.62	2.53
Allowance for loan losses as a percent of impaired loans	20.18%	68.43%	37.48%	51.52%	80.69%

N/A
—not applicable.

(1)
Book value per share is based upon the shares outstanding at the end of each period, adjusted retroactively for the June 2001 1:5 reverse stock split and the 100% stock dividend, which occurred during 1996. Book value per share is then adjusted for the exchange of three shares of Company Common Stock for one share of Bank common stock in the Reorganization in 1996.

(2)
Earnings (loss) per share is based upon the weighted average shares outstanding during the period, adjusted retroactively for the June 2001 1:5 reverse stock split and the 100% stock dividend which occurred during 1996. Earnings (loss) per share is then adjusted for the exchange of three shares of Company Common Stock for one share of Bank common stock in the Reorganization in 1996.

(3)
Asset Quality Ratios and Regulatory Capital Ratios are end of period ratios. With the exception of end of period ratios, all ratios are based on average daily or average month-end balances during the indicated periods.

(4)
The average interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.

(5)
The net interest margin represents net interest income as a percent of average interest-earning assets.

(6)
The efficiency ratio represents noninterest expense less (gain) loss on foreclosed real estate divided by noninterest income plus net interest income before provision for estimated loan losses.

(7)
For definitions and further information relating to the Bank's regulatory capital requirements, see "Item 1—Business—Regulation."

(8)
Impaired assets consist of impaired loans and REO.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Summary

    The principal business of the Bank is attracting retail deposits from consumers and small businesses and investing those deposits with funds generated from operations and borrowings, primarily in one-to-four residential mortgage and residential construction loans. The Company originates and purchases conforming and jumbo prime credit quality real estate secured loans through a network of approved mortgage brokers predominately located within the state of California. The Company funds substantially all of the loans that it originates or purchases through deposits and internally generated funds. Deposit flows and cost of funds are influenced by prevailing market rates of interest primarily on competing investments, account maturities and the levels of savings in the Company's market area. The Company's ability to originate and purchase loans is influenced by the general level of product available from its broker relationships. The Company's results of operations are also affected by the Company's provision for loan losses and the level of operating expenses. The Company's operating expenses primarily consist of employee compensation and benefits, premises and occupancy expenses, and other general expenses. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has suffered recurring losses and was deemed to be undercapitalized for regulatory purposes pursuant to an Office of Thrift Supervision ("OTS") examination of the Company. As a result, the Company was issued a Prompt Corrective Action Directive from the OTS in March 2001, which directs that the Company to restore capital ratios to satisfactory levels, by June 30, 2001. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company's results of operations are also affected by prevailing economic conditions, competition, government policies and other actions of regulatory agencies. See "Item 1—Business." Additionally, all share and per share amounts in the accompanying financial statements and notes have been adjusted to reflect the 1:5 reverse stock split that occurred on June 7, 2001.

Average Balance Sheets

    The following tables set forth certain information relating to the Company for the years ended December 31, 2000, 1999, and 1998. The yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods shown. Unless otherwise noted, average balances are measured on a daily basis. The yields and costs include fees, which are considered adjustments to yields.

	For the Year Ended December 31,
	2000			1999			1998
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
	(dollars in thousands)
Assets:
Interest-earning assets:
Cash and cash equivalents(1)	$633	$185	29.23%	$2,327	$219	9.41%	$1,455	$65	4.47%
Federal funds sold	4,989	302	6.05	19,106	909	4.76	27,813	1,434	5.16
Securities held under repurchase agreements	205	13	6.34	—	—	—	—	—	—
Investment securities(2)	44,690	2,721	6.09	16,951	959	5.66	6,267	374	5.97
Residual mortgage-backed securities(2)	—	—	—	45,049	3,300	7.33	51,789	6,984	13.49
Loans receivable, net(3)	417,507	38,298	9.17	411,189	40,991	9.97	329,699	32,247	9.78

Total interest earning assets	468,024	41,519	8.87	494,622	46,378	9.38	417,023	41,104	9.86
Noninterest-earning assets(4)	54,054			70,483			37,708

Total assets(4)	$522,078			$565,105			$454,731

Liabilities and Equity:
Interest-bearing liabilities:
Passbook accounts, money market, and checking,	$31,816	667	2.10	$31,833	730	2.29	$27,069	640	2.36
Certificate accounts	400,593	24,905	6.22	392,072	21,270	5.43	229,121	13,408	5.85

Total interest-bearing deposits	432,409	25,572	5.91	423,905	22,000	5.19	256,190	14,048	5.48
Other borrowings	36,339	2,664	7.33	45,600	3,367	7.38	115,931	7,789	6.72
Subordinated debentures	1,500	210	14.00	1,500	210	14.00	7,635	1,078	14.12

Total interest-bearing liabilities	470,248	28,446	6.05	471,005	25,577	5.43	379,756	22,915	6.03
Noninterest-bearing liabilities(4)	18,999			38,579			19,760

Total liabilities(4)	489,247			509,584			399,516
Equity(4)	32,831			55,521			55,215
Total liabilities and equity(4)	$522,078			$565,105			$454,731

Net interest income		$13,073			$20,801			$18,189

Net interest rate spread(5)			2.82%			3.95%			3.83%

Net interest margin(6)			2.79%			4.21%			4.36%

Ratio of interest-earning assets to interest-bearing liabilities			99.53%			105.01%			109.81%

(1)
Includes interest on float from cash disbursements.

(2)
Includes unamortized discounts and premiums and certificates of deposit.

(3)
Amount is net of deferred loan origination fees, unamortized discounts, premiums and allowance for estimated loan losses and includes loans held for sale and impaired loans. See "Business—Lending Overview."

(4)
Average balances are measured on a month-end basis for 1999 and 1998.

(5)
Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(6)
Net interest margin represents net interest income divided by average interest-earning assets.

    Rate/Volume Analysis.  The following table presents the extent to which changes in interest rates and changes in the volume of interest-earning assets and interest-bearing liabilities have affected the Company's interest income and interest expense during the periods indicated. Information is provided in each category with respect to: (i) changes attributable to changes in volume (changes in volume multiplied by prior rate); (ii) changes attributable to changes in rate (changes in rate multiplied by prior volume); and (iii) the net change. The changes attributable to the combined impact of volume and rate have been allocated proportionately to the changes due to volume and the changes due to rate.

	Year Ended December 31, 2000 Compared to Year Ended December 31, 1999			Year Ended December 31, 1999 Compared to Year Ended December 31, 1998
	Increase (decrease) due to			Increase (decrease) due to
	Average Volume	Rate	Net	Average Volume	Rate	Net
Interest earning assets:
Cash and cash equivalents	$(246)	$212	$(34)	$54	$100	$154
Federal funds sold	(805)	198	(607)	(421)	(104)	(525)
Securities held under repurchase agreements	6	7	13	—	—	—
Investment securities	1,684	78	1,762	605	(20)	585
Residual mortgage-backed securities	(1,650)	(1,650)	(3,300)	(817)	(2,867)	(3,684)
Loans receivable, net(1)	622	(3,315)	(2,693)	8,113	631	8,744

Total interest earning assets	(389)	(4,470)	(4,859)	7,534	(2,260)	5,274
Interest bearing liabilities:
Passbook accounts, money market, and checking	—	(63)	(63)	110	(20)	90
Certificate accounts	471	3,164	3,635	8,905	(1,043)	7,862
Borrowings	(679)	(24)	(703)	(5,078)	914	(4,164)
Subordinated debentures	—	—	—	(902)	(224)	(1,126)

Total interest bearing liabilities	(208)	3,077	2,869	3,035	(373)	2,662
Changes in net interest income	$(181)	$(7,547)	$(7,728)	$4,499	$(1,887)	$2,612

(1)
Includes interest on loans held for sale.

Comparison of Operating Results for the Year Ended December 31, 2000 and December 31, 1999

General

    For the year ended December 31, 2000 the Company reported a net loss of $20.8 million or $15.58 per share. The net loss was primarily the result of losses from mortgage banking operations of $5.7 million, a loss on the participation contract of $4.9 million, and a tax provision of $3.0 million. There was also $.8 million in restructuring charges related to a comprehensive restructuring in the third quarter of 2000 of all of the Company's operations. As part of the restructuring, the Company ceased the purchasing and originating of loans for sale in the secondary market and refocused on retail deposit taking and originating higher balance real estate mortgage loans. These include loans secured by one-to-four unit residential properties, predominately located in California, and loans for the construction of individual residences and small tracts of residences in already developed areas, known as "in-fill tracts" for its portfolio.

    The net loss in 1999 of $17.8 million or $13.57 per share was the result of three primary factors. The sale of the Company's residual mortgage-backed securities and related mortgage servicing rights related to three remaining securitizations resulted in a loss of approximately $29.1 million. A lower of cost or market reserve was recorded in the amount of $3 million against the Company's held-for-sale loan portfolio. Additionally, the Company provided an additional $2.7 million for loan losses in the fourth quarter of 1999.

Interest Income

    Interest income for the year ended December 31, 2000 was $41.5 million, compared to $46.4 million for the year ended December 31, 1999. The decrease of $4.9 million, or 10.56%, is due to a decrease in average balance and yield on interest-earning assets. Interest income on loans receivable decreased $2.7 million to $38.3 million for the year ended December 31, 2000 from $41.0 million for the year ended December 31, 1999. The decrease in interest income on loans was primarily the result of a 80 basis points decrease in the yield on loans receivable.

Interest Expense

    Interest expense for the year ended December 31, 2000 was $28.4 million, compared to $25.6 million for the year ended December 31, 1999. The $2.8 million increase reflects a 62 basis points increase in the cost of interest-bearing liabilities. The increase in the cost of interest-bearing deposits is primarily related to the prevailing increase in market interest rates during 2000.

    The restrictions placed on the Bank by the OTS regarding not renewing the $43.5 million of maturing brokered certificates of deposits in 2001 along with the FHLB's restrictions regarding new borrowing should not have an effect on the Bank's interest expense in 2001. The OTS, through the Prompt Corrective Action guidelines, requires the Bank to obtain deposits at market interest rates that compare to rates offered by competing financial institutions. The Bank is planning on replacing the brokered deposits either with an increase in retail deposits or funding the redemptions with proceeds from the sale of assets.

Net Interest Income

    Net interest income was $13.1 million for the year ended December 31, 2000, compared to $20.8 million for the year ended December 31, 1999. The decrease in net interest income is reflective of lower average assets combined with higher cost of funds from increased interest rates, resulting in a lower net interest margin for the period. The Bank's net interest margin for the year ending December 31, 2000 was 2.79% compared to 4.21% for the year ended December 31, 1999.

Provision for Loan Losses

    The provision for loan losses decreased to $2.9 million for year ended December 31, 2000 from $5.4 million for the year ended December 31, 1999. The change is comprised of a decrease of $5.1 million in net charge-offs, an increase in the provision expense of $1.1 million for the $213.1 million increase in loans held for investment plus $5.6 million increase for the $22.7 million increase in impaired loans, offset by a $4.1 million decrease for the change in the loss factors. The decrease in the loss factors was based on an analysis of the Bank's historical loss experience and reduction in subprime and High LTV loans. The decrease in net charge-offs is primarily due to an increase in sales of substandard and impaired loans during 2000. Additionally, the decrease in the provision for loan losses reduced the allowance for loan losses as a percentage of loans held for investment from 2.09% at December 31, 1999 to 1.61% at December 31, 2000.

Noninterest Loss

    Noninterest loss was $2.1 million for the year ended December 31, 2000, compared to $15.0 million for the year ended December 31, 1999. This $12.9 million decrease in Noninterest loss is primarily composed of a $32.2 million increase in loss on residual mortgage-backed securities offset by a $13.1 million decrease in loss from mortgage banking operations, a write-down of the participation contract of $4.9 million, and a $1.3 million decrease in loan servicing and mortgage banking fee income. Most of the $4.9 million write-down of the participation contract resulted from an increase in the discount rate from 15% to 40% and a change in the composite prepayment speeds from 21.6% in 1999 to 24.6% in 2000 in the Company's valuation model. Eliminating the one-time charge of $29.1 million related to the sale of the Company's residual mortgage-backed securities and related mortgage servicing rights, noninterest income would have been $14.1 million for the year ended December 31, 1999.

    On December 31, 1999, the Company sold its remaining residual mortgage-backed securities retained from securitization and related mortgage servicing rights for $19.4 million in cash and other consideration and realized a pretax loss of $29.1 million. The $29.1 million loss is the net of the balance of the Residual Assets sold of $36.7 million plus the mortgage servicing rights of $7.5 million less a $4.3 million reserve for the estimated loss to be incurred on the $14.6 million of subperforming loans acquired less cash and other consideration totaling $19.4 million. The $19.4 million was comprised of $5.1 million in cash for the residual assets, $9.3 million value assigned to the participation contract, $3.0 million cash for the credit guaranty and $2.0 million cash for the mortgage servicing rights sold. The transaction included the Company's remaining residual mortgage-backed securities and mortgage servicing rights for the following securitizations:

  LIFE Financial Home Loan Owner Trust 1997-2,
  LIFE Financial Home Loan Owner Trust 1997-3, and
  LIFE Bank Asset Backed Certificates, Series 1998-1.

    Net gains/(loss) from mortgage banking operations decreased from a $7.5 million gain for the year ended December 31, 1999 to a $5.7 million loss for the year ended December 31, 2000 for a change of $13.2 million. This decrease is mostly the result of the decrease in loan sales from $799 million to $490 million and the declining spreads received from 1999 to 2000 from loan sales due to increased competition in the secondary market. In addition, 1999 included a gain of $2.5 million from the sale of the mortgage servicing rights for the three securitizations.

    Additionally, in net gains(loss) from mortgage banking operations for 1999, the Company provided a reserve of $3.0 million against the held-for-sale loan portfolio to adjust the value to the lower of cost or market. The reserve is related to certain sub-performing and impaired loans. The reserve was established in conjunction with a review of the age, composition and specific performance of the Company's available-for-sale loans.

    Loan servicing and mortgage banking income was $7.0 million for the year ended December 31, 2000 compared to $8.3 million for the year ended December 31, 1999. The sale of the mortgage servicing rights in 1999 reduced servicing fee income by $4.2 million. This was offset by a $3.3 million decrease in mortgage servicing rights amortization and a $1.5 million decrease in the mortgage servicing rights loss provision as a result of decreasing the prepayment speeds used in the Company's valuation model to reflect market trends. In addition, miscellaneous loan fee income decreased approximately $1.9 million due to the exit from mortgage banking.

Noninterest Expense

    Noninterest expense for the year ended December 31, 2000 was $25.8 million compared to $29.6 million for the year ended December 31, 1999. The $3.8 million decrease in expense was primarily due to a decrease in compensation and benefits of $1.5 million and a $3.3 million decrease in other expenses partially offset by an $.8 million restructuring charge. The decrease of $3.3 million in other expense included a contractual $1.2 million severance payment in 1999 and a drop of $.9 million in other operating expenses.

    The restructuring costs incurred were primarily attributable to the abandonment of furniture, equipment and leasehold fixtures, the selling of a building plus a buyout of an employee's contract. The restructuring was due to increased competition in mortgage banking, a decrease in the secondary market spread and increased servicing costs. The restructuring is expected to decrease the risk profile of the Company's lending businesses, reduce operating expenses and establish core earnings for the Company. In addition, the Bank consolidated one of it retail banking branches into a nearby branch.

    There was a reduction of employees from 334 full-time employees at December 31, 1999 to 100 full-time employees at December 31, 2000. The reduction in the employees was due mainly to the Bank's decision to cease purchasing and originating loans for sale in the secondary market and the discontinuance of sub-prime and consumer lending.

Income Taxes

    The provision for income taxes increased to a tax provision of $3.0 million for the year ended December 31, 2000 compared to a benefit of $11.4 million for the year ended December 31, 1999. This was primarily due to a valuation allowance recorded December 31, 2000 of approximately $9.9 million against the deferred tax asset as it is more likely than not that such benefit would not be realized. The loss before income taxes decreased to ($17.8) million for the year ended December 31, 2000 compared to ($29.2) million loss before tax benefit for the year ended December 31, 1999 primarily due to the loss associated with the sale of the Company's residual mortgage-backed securities in 1999.

Comparison of Financial Condition at December 31, 2000 and December 31, 1999

    Total assets of the Company were $414.4 million at December 31, 2000 compared to $551.9 million at December 31, 1999. The 24.9% decrease in total assets of the Company was primarily the result of a $116.9 million decrease in the loan portfolio.

    Total Bank deposits at December 31, 2000 were $345.1 million compared to $468.9 million at December 31, 1999. The 26.4% decrease in deposits is the result of the reduction of brokered and wholesale deposits. During 2000, the Bank continued its strategy to focus heavily on increasing retail deposits to reduce reliance on brokered and wholesale certificates of deposit and other borrowings. Additionally, the ratio of retail deposits to total deposits increased to 82.3% for the period ended December 31, 2000, compared to 52.4% at December 31, 1999. The cost of the Bank's retail deposits at December 31, 2000 was 5.95% versus 5.33% at December 31, 1999.

    The allowance for loan losses was $5.4 million at December 31, 2000, compared to $2.7 million at December 31, 1999. The December 31, 2000 allowance for loan losses as a percent of impaired loans was 20.18%, The Bank's net credit loss rate for the year ended December 31, 2000 was 0.07% versus 1.31% for the year ended December 31, 1999. LIFE Bank's 30+ day delinquency rate at December 31, 2000 was 7.47%, compared to 1.96% at December 31, 1999.

Comparison of Operating Results for the Year Ended December 31, 1999 and December 31, 1998

General

    For the year ended December 31, 1999 the Company reported a net loss of $17.8 million or $13.57 per share, compared to net income of $1.1 million or $0.78 per diluted share, for the year ended December 31, 1998. The decrease in net income was the result of three primary factors. The sale of the Company's residual mortgage-backed securities related to three remaining securitizations resulted in a loss of approximately $29.1 million. A lower of cost or market reserve was recorded in the amount of $3 million against the Company's held-for-sale loan portfolio. Additionally, the Company provided an additional $2.7 million for loan losses in the fourth quarter.

Interest Income

    Interest income for the year ended December 31, 1999 was $46.4 million, compared to $41.1 million for the year ended December 31, 1998. The increase of $5.3 million, or 12.9%, is due to an increase in average balance of interest-earning assets, partially offset by a lower realized yield on the Company's residual mortgage-backed securities.

    Interest income on loans receivable increased $8.8 million to $41.0 million for the year ended December 31, 1999 from $32.2 million for the year ended December 31, 1998. The increase in interest income was primarily the result of an $81.5 million increase in average loans receivable.

Interest Expense

    Interest expense for the year ended December 31, 1999 was $25.6 million, compared to $22.9 million for the year ended December 31, 1998. The $2.7 million increase reflects $91.3 million higher average interest-bearing liabilities to support the growth in the Company's assets. The increase in retail deposits over wholesale deposits coupled with increased usage of the FHLB line of credit resulted in a decrease in the average cost of interest- bearing liabilities to 5.43% for the year ended December 31, 1999 compared to 6.03% for the year ended December 31, 1998.

Net Interest Income

    Net interest income was $20.8 million for the year ended December 31, 1999, compared to $18.2 million for the year ended December 31, 1998. The increase in net interest income is reflective of higher average assets combined with lower cost of funds from increased retail deposits, resulting in higher net interest margins for the period. The Bank's net interest margin for the year ending December 31, 1999 was 4.21% compared to 4.36% for the year earlier period.

Provision for Loan Losses

    The provision for loan losses increased from $4.2 million for year ended December 31, 1998 to $5.4 million for the year ended December 31, 1999. The $1.2 million increase over the previous year is due to an increase in charge-offs of $1.4 million, a 14.1% increase in loans held for investment partially offset by a decrease in impaired loans of 45.8%. The charge-off increase is primarily due to the decline in the performance of the Company's high loan-to-value second trust deeds. The Company exited the high loan-to-value second trust mortgage business in the fourth quarter of 1998. At December 31, 1999, the Company owned $76.1 million of second trust mortgage products with loan-to-values in excess of 90%. In addition the change in provision for loan losses reduced the allowance for loan losses as a percentage of loans held for investment from 2.81% at year ended December 31, 1998 to 2.09% at year ended December 31, 1999.

Noninterest Income (Loss)

    Noninterest income (loss) was ($15.0) million for the year ended December 31, 1999, compared to $15.0 million for the year ended December 31, 1998. Eliminating the one-time charge of $29.1 million related to the sale of the Company's residual mortgage-backed securities and related mortgage servicing rights, noninterest income would have been $14.1 million for the year ended December 31, 1999.

    On December 31, 1999, the Company sold its remaining residual mortgage-backed securities retained from securitization and related mortgage servicing rights for $19.4 million in cash and other consideration and realized a pretax loss of $29.1 million. The $29.1 million loss is the net of the balance of the Residual Assets sold of $36.7 million plus the mortgage servicing rights of $7.5 million less a $4.3 million reserve for the estimated loss to be incurred on the $14.6 million of sub-performing loans acquired less cash and other consideration totaling $19.4 million. The $19.4 million was comprised of $5.1 million in cash for the residual assets, $9.3 million value assigned to the participation contract, $3.0 million cash for the credit guaranty and $2.0 million cash for the mortgage servicing rights sold. The transaction included the Company's remaining residual mortgage-backed securities and mortgage servicing rights for the following securitizations:

  LIFE Financial Home Loan Owner Trust 1997-2,
  LIFE Financial Home Loan Owner Trust 1997-3, and
  LIFE Bank Asset Backed Certificates, Series 1998-1.

    Net gains from mortgage banking activities totaled $7.5 million in 1999 compared to $23.4 million in 1998. The $15.9 million decrease is attributable to a decrease in loan sales from $1 billion in 1998 to $799 million in 1999, the declining spreads received from loan sales due to increased competition, and a reserve of $3.0 million for the held-for-sale loan portfolio to adjust the value to the lower of cost or market. The reserve is related to certain impaired loans. The reserve was established in conjunction with review of the age, composition and specific performance of the Company's available-for-sale loans. Net gain/loss on residual mortgage-backed securities included a direct writedown of servicing rights of $.9 million as a result of the desecuritization of the Company's 1996-1 and 1997-1A and 1B trusts in 1999.

Noninterest Expense

    Noninterest expense for the year ended December 31, 1999 was $29.6 million compared to $27.2 million for the year ended December 31, 1998. The $2.4 million increase in expense was a combination of premises and occupancy expense associated with the expansion of branch facilities and a contractual one-time severance payment made during the third quarter of 1999.

Income Taxes

    The provision for income taxes decreased to a benefit of $11.4 million for the year ended December 31, 1999 compared to $728 thousand provision for the year ended December 31, 1998. Income before income tax provision decreased to ($29.2) million for the year ended December 31, 1999 compared to $1.8 million for the year ended December 31, 1998 primarily due to the loss associated with the sale of the Company's residual mortgage-backed securities. The effective tax rate decreased to 39.0% for the year ended December 31, 1999 compared to 40.7% for the year ended December 31, 1998.

Management of Interest Rate Risk

    The principal objective of the Company's interest rate risk management function is to evaluate the interest rate risk included in certain balance sheet accounts, determine the level of appropriate risk given the Company's business focus, operating environment, capital and liquidity requirements and performance objectives and manage the risk consistent with Board approved guidelines through the establishment of prudent asset concentration guidelines. Through such management, management of the Company seeks to reduce the vulnerability of the Company's operations to changes in interest rates. Management of the Company monitors its interest rate risk as such risk relates to its operational strategies. The Company's Board of Directors reviews on a quarterly basis the Company's asset/liability position, including simulations of the effect on the Company's capital of various interest rate scenarios. The extent of the movement of interest rates, higher or lower, is an uncertainty that could have a negative impact on the earnings of the Company.

    Net Portfolio Value.  The Bank's interest rate sensitivity is monitored by management through the use of a model which estimates the change in net portfolio value ("NPV") over a range of interest rate scenarios. NPV is the present value of expected cash flows from assets, liabilities and off-balance sheet contracts. A NPV Ratio, in any interest rate scenario, is defined as the NPV in that scenario divided by the market value of assets in the same scenario. The sensitivity measure is the decline in the NPV Ratio, in basis points, caused by a 2% increase or decrease in rates, whichever produces a larger decline (the "Sensitivity Measure"). The higher an institution's Sensitivity Measure is, the greater its exposure to interest rate risk is considered to be. The Bank utilizes a market value model prepared by the OTS (the "OTS NPV model"), which is prepared quarterly, based on the Bank's quarterly Thrift Financial Reports filed with the OTS. The OTS NPV model measures the Bank's interest rate risk by estimating the Bank's NPV, which is the net present value of expected cash flows from assets, liabilities and any off-balance sheet contracts, under various market interest rate scenarios which range from a 300 basis point increase to a 300 basis point decrease in market interest rates. The OTS has incorporated an interest rate risk component into its regulatory capital rule. Under the rule, an institution whose Sensitivity Measure in the event of a 200 basis point increase or decrease in interest rates exceeds 2% would be required to deduct an interest rate risk component in calculating its total capital for purpose of the risk-based capital requirement. The OTS has postponed indefinitely the date the component will first be deducted from an institution's total capital. See "Item 1—Business—Federal Savings Institution Regulation. See "Item 1—Business—Regulation—Federal Savings Institution Regulation."

    As of December 31, 2000 and 1999, the Bank's Sensitivity Measure, as measured by the OTS, was 129 and 146 basis points, respectively, as a result of a 200 basis point increase in interest rates. This would correspondingly result in a $6.5 million and $9.2 million reduction in the NPV of the Bank. There was not a significant change in interest rate risk exposure to the Bank between December 31, 2000 and December 31, 1999.

    The following tables show the NPV and projected change in the NPV of the Bank at December 31, 2000 and December 31, 1999, assuming an instantaneous and sustained change in market interest rates of 100, 200, and 300 basis points ("bp").

Interest Rate Sensitivity of Net Portfolio Value (NPV)

As of December 31, 2000

(dollars in thousands)
Net Portfolio Value
					NPV as % of Portfolio Value of Assets % Change (BP)
Change in Rates	$ Amount	$ Change	% Change	NPV Ratio
+300 BP	30,087	(11,882)	-28%	7.09%	-242 BP
+200 BP	35,463	(6,506)	-16%	8.22%	-129 BP
+100 BP	39,372	(2,597)	-6%	9.01%	-50 BP
Static	41,969			9.51%
-100 BP	44,089	2,120	5%	9.91%	+39 BP
-200 BP	47,023	5,053	12%	10.45%	+94 BP
-300 BP	51,040	9,070	22%	11.20%	+169 BP

As of December 31, 1999

(dollars in thousands)
Net Portfolio Value
					NPV as % of Portfolio Value of Assets % Change (BP)
Change in Rates	$ Amount	$ Change	% Change	NPV Ratio
+300 BP	42,366	(16,987)	-29%	8.15%	-277 BP
+200 BP	50,114	(9,239)	-16%	9.46%	-146 BP
+100 BP	55,810	(3,544)	-6%	10.38%	-54BP
Static	59,353			10.92%
-100 BP	61,704	2,351	4%	11.25%	+34 BP
-200 BP	65,036	5,683	10%	11.74%	+82 BP
-300 BP	69,916	10,563	18%	12.46%	+154 BP

    Certain shortcomings are inherent in the methodology used in the above interest rate risk measurements. Modeling changes in NPV requires the making of certain assumptions that may tend to oversimplify the manner in which actual yields and costs respond to changes in market interest rates. First, the models assume that the composition of the Bank's interest sensitive assets and liabilities existing at the beginning of a period remains constant over the period being measured. Second, the models assume that a particular change in interest rates is reflected uniformly across the yield curve regardless of the duration to maturity or repricing of specific assets and liabilities. Third, the model does not take into account the impact of the Bank's business or strategic plans on the structure of interest-earning assets and interest- bearing liabilities. Although the NPV measurement provides an indication of the Bank's interest rate risk exposure at a particular point in time, such measurement is not intended to and does not provide a precise forecast of the effect of changes in market interest rates on the Bank's net interest income and will differ from actual results.

Liquidity and Capital Resources

    The Company's primary sources of funds are principal and interest payments on loans and deposits. While maturities and scheduled amortization of loans are a predictable source of funds, deposit flows and mortgage prepayments are greatly influenced by general interest rates, economic conditions and competition. However, the Company has continued to maintain the required minimum levels of liquid assets as defined by OTS regulations. This requirement, which may vary at the direction of the OTS depending upon economic conditions and deposit flows, is based upon a percentage of deposits and short-term borrowings. The Bank's average liquidity ratios were 8.36%, 5.70%, and 7.04% for the years ended December 31, 2000, 1999 and 1998, respectively.

    The Company's cash flows are comprised of three primary classifications: cash flows from operating activities, investing activities and financing activities. Cash flows (used in) provided by operating activities was $81.5 million for the year ended December 31, 2000, compared to ($114.9) million for the year ended December 31, 1999. The increase in cash provided by operating activities was primarily a result of a decrease in loan originations of $557.4 million offset by a decrease in sales and principal payments of $362.6 million. Net cash provided by investing activities was $1.2 million and $3.4 million for the year ended December 31, 2000 and 1999, respectively. Net cash used in financing activities were ($94.5) million and $123.6 million for the year ended December 31, 2000 and 1999, respectively. This was primarily due to decreased deposit accounts offset by an increase in Federal Home Loan Bank advances.

    The Company's most liquid assets are unrestricted cash and short-term investments. The levels of these assets are dependent on the Company's operating, financing, lending and investing activities during any given period. At December 31, 2000, cash and short-term investments totaled $8.5 million. The Company has other sources of liquidity if a need for additional funds arises, including the utilization of a Federal Home Loan Bank (FHLB) advances. At December 31, 2000, the Bank had $47.1 million in advances outstanding from the FHLB. On March 16, 2001 the Bank was notified by the FHLB that the Bank's borrowing capacity is limited to overnight advances and each borrowing will require credit committee approval. The advances outstanding at the time of the notice totaled $20 million and were not affected by the change in borrowing status. If the FHLB credit committee fails to approve requests for new borrowings, there is no assurance that the Bank will be able to borrow the needed funds from other lenders or that any such loans would be on terms as favorable as those otherwise extended by the FHLB. Other sources of liquidity include investment securities maturing within one year.

    The OTS capital regulations require savings institutions to meet three minimum capital requirements: a 1.5% tangible capital ratio, a 3.0% leverage (core capital) ratio, and an 8.0% risk-based capital ratio. The core capital requirement has been effectively increased to 4.0% because the prompt corrective action legislation provides that institutions with less than 4.0% core capital will be deemed "undercapitalized." In addition, the OTS, under the prompt corrective action regulation, can impose various constraints on institutions depending on their level of capitalization ranging from "well capitalized" to "critically undercapitalized." At December 31, 2000, the Bank did not meet its minimum regulatory capital requirements and was therefore considered "undercapitalized." See "Item 1—REGULATION—Federal Savings Institution Regulation—Capital Requirements."

    Under the Supervisory Agreement, dated September 25, 2000, between the Bank and the OTS, the OTS is requiring the Bank to achieve a minimum individual core capital ratio of 6% and a minimum individual risked-based capital ratio of 11%. In calculating these ratios, the Bank is required to double risk weight all subprime loans and all loans in excess of capital that are secured by owner-occupied 1–4 family residential property with a loan-to-value (LTV) ratio equal to or greater than 90% unless the loan has appropriate credit support. Appropriate credit support may include mortgage insurance, government guarantee, or readily marketable collateral that reduces the LTV ratio below 90%.

    The Company had no material contractual obligations or commitments for capital expenditures at December 31, 2000. At December 31, 2000, the Company had $1.4 million outstanding commitments to originate or purchase mortgage loans compared to $8.4 million at December 31, 1999. The Company anticipates that it will have sufficient funds available to meet its current and anticipated loan origination commitments. Certificates of deposit, which are scheduled to mature in one year or less from December 31, 2000, totaled $301.0 million. The Company expects that a substantial portion of the maturing certificates of deposit will be retained by the Company at maturity with the exception of $43.5 million in brokered deposits.

Impact of Inflation and Changing Prices

    The Consolidated Financial Statements and Notes thereto presented herein have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), which require the measurement of financial position and operating results in terms of historical dollar amounts without considering the changes in the relative purchasing power of money over time due to inflation. The impact of inflation is reflected in the increased cost of the Company's operations. Unlike industrial companies, nearly all of the assets and liabilities of the Company are monetary in nature. As a result, interest rates have a greater impact on the Company's performance than do the effects of general levels of inflation. Interest rates do not necessarily move in the same direction or to the same extent as the price of goods and services.

Impact of New Accounting Standards

    In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement establishes accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those derivatives at fair value. The accounting for gains and losses resulting from changes in the value of those derivatives will depend on the intended use of the derivative and whether it qualifies for hedge accounting. On June 23, 1999, the FASB voted to approve a proposal to delay the effective date of SFAS No. "133" to fiscal years beginning after June 15, 2000 (calendar year 2001 for the Company). The adoption of this standard is not expected to have a material effect on the Company's financial condition, results of operations and cash flows.

1Quantitative and Qualitative Disclosures about Market Risk

    The following table provides information regarding the Company's primary categories of assets and liabilities which are sensitive to changes in interest rates for the years ended December 31, 2000 and 1999. The information presented reflects the expected cash flows of the primary categories by year including the related weighted average interest rate. The cash flows for loans are based on maturity date and are adjusted for expected prepayments, which are based on historical and current market information. The loans and mortgage-backed securities which have adjustable rate features are presented in accordance with their next interest-repricing date. Cash flow information on interest-bearing liabilities such as passbooks, NOW accounts and money market accounts also is adjusted for expected decay rates, which are based on historical information. Also, for purposes of cash flow presentation, premiums or discounts on purchased assets, and mark-to-market adjustments are excluded from the amounts presented. All certificates of deposit and borrowings are presented by maturity date.

At December 31, 2000	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
	(dollars in thousands)
Selected Assets:
Other Investments and Fed Funds	$25,730	$—	$—	$—	$—	$—
Average Interest Rates	6.21%	—%	—%	—%	—%	—%
Mortgage-backed Securities
Fixed Rate	$39,455	$—	$—	$—	$—	$—
Average Interest Rate	6.04%	—%	—%	—%	—%	—%
Loans—Fixed Rate	$441	$292	$787	$30	$1,522	$126,270
Average Interest Rate	7.93%	13.44%	13.93%	15.97%	8.54%	10.53%
Loans—Adjustable Rate	$137,723	$52,551	$14,456	$683	$330	$181
Average Interest Rate	9.46%	10.38%	10.66%	9.00%	9.95%	11.28%
Mortgage Servicing Rights(1)	$5,652	$—	$—	$—	$—	$—
Average Interest Rate	13.50%	—%	—%	—%	—%	—%
Selected Liabilities:
Interest-bearing NOW Passbook and MMDA's	$5,924	$4,739	$3,791	$3,033	$2,427	$9,707
Average Interest Rate	1.28%	1.28%	1.28%	1.28%	1.28%	1.28%
Certificates of Deposits	$300,999	$12,113	$826	$302	$429	$803
Average Interest Rate	6.54%	6.79%	6.24%	6.98%	6.63%	6.47%
FHLB Advances	$47,120	$—	$—	$—	$—	$—
Average Interest Rate	6.68%	0.00%	0.00%	0.00%	0.00%	0.00%
Lines of Credit and Sub-Debentures	$—	$—	$—	$1,500	$—	$—
Average Interest Rate	—%	—%	—%	14.00%	—%	—%

(1)
During the first quarter of 2001, the Bank sold substantially all of its mortgage servicing rights.

At December 31, 1999	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
	(dollars in thousands)
Selected Assets:
Other Investments and Fed Funds	$32,955	$—	$—	$—	$150	$—
Average Interest Rates	3.89%	—%	—%	—%	—%	—%
Mortgage-backed Securities
Adjustable Rate	$5	$—	$—	$—	$—	$—
Average Interest Rate	6.63%	0.00%	0.00%	0.00%	0.00%	0.00%
Loans—Fixed Rate	$841	$376	$982	$1,466	$105	$205,096
Average Interest Rate	7.41%	17.23%	17.09%	15.71%	17.23%	11.26%
Loans—Adjustable Rate	$146,843	$55,533	$43,631	$1,664	$1,790	$229
Average Interest Rate	9.44%	9.62%	9.72%	9.90%	8.81%	9.56%
Mortgage Servicing Rights	$2,820	$1,803	$1,047	$582	$335	$422
Average Interest Rate	13.50%	13.50%	13.50%	13.50%	13.50%	13.50%
Selected Liabilities:
Interest-bearing NOW Passbook and MMDA's	$7,507	$6,004	$4,803	$3,843	$3,074	$12,296
Average Interest Rate	1.94%	1.94%	1.94%	1.94%	1.94%	1.94%
Certificates of Deposits	$427,954	$1,861	$379	$202	$73	$863
Average Interest Rate	5.86%	6.09%	6.19%	5.67%	7.38%	6.40%
Lines of Credit and Sub-Debentures	$17,873	$—	$—	$—	$—	$1,500
Average Interest Rate	8.48%	—%	—%	—%	—%	14.00%

    The Company does not have any foreign exchange exposure nor any commodity exposure and therefore does not have any market risk exposure for these issues.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders
Life Financial Corporation

    We have audited the accompanying consolidated statements of financial condition of Life Financial Corporation and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and comprehensive loss, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Life Financial Corporation and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses and was deemed to be undercapitalized for regulatory purposes pursuant to an Office of Thrift Supervision ("OTS") examination of the Company. As a result, the Company was issued a Prompt Corrective Action Directive from the OTS in March 2001, which stipulates that the Company must restore capital ratios to satisfactory levels, by June 30, 2001. In addition, in March 2001 the Company was notified by the Federal Home Loan Bank that the Company's borrowing capacity is limited to overnight advances and that new borrowings will required credit committee approval. These factors, and others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Grant Thornton LLP

Irvine, California
March 16, 2001
(Except for Note 20, as to which the date is June 7, 2001)

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
LIFE Financial Corporation
Riverside, California

    We have audited the accompanying consolidated statements of operations, stockholders' equity and comprehensive loss, and cash flows of LIFE Financial Corporation and subsidiaries (the Company) for the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the results of operations and cash flows of LIFE Financial Corporation and subsidiaries for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

COSTA MESA, CALIFORNIA
March 26, 1999
(June 7, 2001 as to the effects
of the reverse stock split
described in Note 20)

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands, except per share data which reflect the June 2001 1:5 reverse stock split)

	At December 31,
	2000	1999
ASSETS
Cash and due from banks	$7,810	$17,315
Federal funds sold	730	3,000

Cash and cash equivalents	8,540	20,315
Securities held under repurchase agreements	25,000	—
Participation contract	4,429	9,288
Investment securities available for sale	42,370	—
Investment securities held to maturity, estimated fair value of $32,823	—	32,833
Loans held for sale	—	330,727
Loans held for investment, net	316,724	103,601
Mortgage servicing rights	5,652	6,431
Accrued interest receivable	3,187	3,676
Foreclosed real estate	1,683	2,214
Premises and equipment	3,100	6,003
Current tax receivable	202	18,653
Deferred income taxes	901	5,196
Other assets	2,633	12,964

TOTAL ASSETS	$414,421	$551,901

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposit accounts
Noninterest bearing	$9,858	$15,432
Interest bearing	335,235	453,427
Borrowings	47,120	17,873
Subordinated debentures	1,500	1,500
Accrued expenses and other liabilities	6,808	29,207

Total liabilities	400,521	517,439
COMMITMENTS AND CONTINGENCIES (Note 12)	—	—
STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value; 5,000,000 shares authorized; no shares outstanding	—	—
Common stock, $.01 par value; 25,000,000 shares authorized; 1,333,687 (2000) and 1,330,687 (1999) shares issued and outstanding	13	13
Additional paid-in capital	42,629	42,579
Retained deficit	(28,912)	(8,130)
Accumulated other comprehensive income	170	—

Total stockholders' equity	13,900	34,462

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$414,421	$551,901

See Notes to Consolidated Financial Statements.

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data which reflect the June 2001 1:5 reverse stock split)

	For the Year ended December 31,
	2000	1999	1998
INTEREST INCOME:
Loans	$38,298	$40,991	$32,247
Investment securities and other interest-earning assets	3,221	5,387	8,857

Total interest income	41,519	46,378	41,104
INTEREST EXPENSE:
Interest-bearing deposits	25,572	22,000	14,048
Borrowings	2,664	3,367	7,531
Subordinated debentures	210	210	1,336

Total interest expense	28,446	25,577	22,915

NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	13,073	20,801	18,189
PROVISION FOR LOAN LOSSES	2,910	5,382	4,166

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,163	15,419	14,023
NONINTEREST INCOME (LOSS):
Loan servicing and mortgage banking fee income	6,987	8,273	6,881
Bank and other fee income	568	355	179
Net (loss) gain from mortgage banking operations	(5,684)	7,451	23,444
Net loss on participation contract and investment securities	(4,848)	—	—
Net gain/(loss) on residual mortgage-backed securities	295	(31,888)	(16,550)
Other income	546	789	1,000

Total noninterest income (loss)	(2,136)	(15,020)	14,954
NONINTEREST EXPENSE:
Compensation and benefits	11,337	12,772	12,032
Premises and occupancy	4,266	4,227	3,590
Data processing and communications	1,072	1,642	1,495
Net loss on foreclosed real estate	589	31	211
Restructuring charges	849	—	—
Other expense	7,693	10,971	9,862

Total noninterest expense	25,806	29,643	27,190

INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)	(17,779)	(29,244)	1,787
INCOME TAX PROVISION (BENEFIT)	3,003	(11,405)	728

NET INCOME (LOSS)	$(20,782)	$(17,839)	$1,059

EARNINGS (LOSS) PER SHARE:
Basic earnings (loss) per share	$(15.58)	$(13.57)	$0.81
Diluted earnings (loss) per share	$(15.58)	$(13.57)	$0.78
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic earnings per share	1,333,646	1,315,038	1,310,949
Diluted earnings per share	1,333,646	1,315,038	1,361,165

See Notes to Consolidated Financial Statements.

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS

(dollars in thousands, except per share data which reflect the June 2001 1:5 reverse stock split)

	Common Stock			Accumulated Other Comprehensive Income		Compre- hensive (Loss) Income
			Additional Paid-in Capital		Retained Earnings (Deficit)		Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 1997	1,309,343	$13	$42,223	$—	$8,650		$50,886
Exercise of stock options	3,136	—	53	—	—		53
Net income	—	—	—	—	1,059		1,059

Balance at December 31, 1998	1,312,479	13	42,276	—	9,709		51,998
Exercise of stock options	18,208	—	303	—	—		303
Net loss	—	—	—	—	(17,839)		(17,839)

Balance at December 31, 1999	1,330,687	13	42,579	—	(8,130)		34,462
Exercise of stock options	3,000	—	50	—	—		50
Comprehensive loss
Net loss	—	—	—	—	(20,782)	$(20,782)	(20,782)
Unrealized gains on investments, net of tax of $124	—	—	—	170	—	170	170

Total comprehensive loss	—	—	—	—	—	$(20,612)	—

Balance at December 31, 2000	1,333,687	$13	$42,629	$170	$(28,912)		$13,900

See Notes to Consolidated Financial Statements.

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	For the Year ended December 31,
	2000	1999	1998
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(20,782)	$(17,839)	$1,059
Adjustments to net (loss) income
Depreciation and amortization	1,619	2,292	1,900
Provision for loan losses	2,910	5,382	4,166
Loss on sale, provision, and write-down of foreclosed real estate	594	858	70
Loss on sale and provision for losses on premises and equipment	801	—	—
Net unrealized and realized losses and accretion on investment securities, residual mortgage-backed securities, participation contract and related mortgage servicing rights	5,109	30,651	9,566
Loss (gain) on sale and securitization of loans held for sale	4,639	(16,183)	(24,214)
Purchase and origination of loans held for sale	(454,900)	(1,012,269)	(1,180,552)
Proceeds from the sales of and principal payments from loans held for sale	528,256	890,836	1,148,341
Impairment of mortgage servicing rights	—	881	—
Change in allowance on mortgage servicing rights	(642)	877	1,168
Amortization of mortgage servicing rights	1,421	4,711	2,689
Provision for lower of cost or market on loans	—	3,000	—
Write-down of loans transferred from/to held for investment	1,688	—	—
Change in current and deferred income tax receivable	22,496	(23,849)	(7,961)
(Decrease) increase in accrued expenses and other liabilities	(22,411)	18,037	3,853
Federal Home Loan Bank stock dividend	(160)	(136)	(99)
Decrease (increase) in accrued interest receivable and other assets	10,820	(2,132)	138

Net cash provided by (used in) operating activities	81,458	(114,883)	(39,876)

CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from sale and principal payments on loans held for investment	58,466	15,676	10,249
Purchase and origination of loans held for investment	(25,482)	—	—
Loss on sale of loans held for investment	128	—	—
Proceeds from sale of foreclosed real estate	2,179	4,661	2,601
Purchase of securities	(64,605)	(30,105)	—
Proceeds from sale or maturity of securities	55,406	2,002	3,000
Increase in securities held under repurchase agreements	(25,000)	—	—
Decrease (increase) in premises and equipment	144	(669)	(4,020)
Cash received on residual mortgage-backed securities	—	11,980	—
Purchase of FHLB stock	—	(124)	(1,297)

Net cash provided by (used in) investing activities	1,236	3,421	10,533

CASH FLOW FROM FINANCING ACTIVITIES
Net (decrease) increase in deposit accounts	(123,766)	145,426	111,668
Repayment of other borrowings	(17,873)	(22,104)	(60,193)
Proceeds from (repayment of) FHLB advances	47,120	—	(9,000)
Net proceeds from issuance of common stock	50	303	53
Repurchase of subordinated debentures	—	—	(8,500)

Net cash provided by (used in) financing activities	(94,469)	123,625	34,028

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(11,775)	12,163	4,685
CASH AND CASH EQUIVALENTS, beginning of period	20,315	8,152	3,467

CASH AND CASH EQUIVALENTS, end of period	$8,540	$20,315	$8,152

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest paid	$28,155	$26,018	$23,826
Income taxes paid	$97	$7,138	$3,328
NONCASH INVESTING ACTIVITIES DURING THE PERIOD:
Transfers from loans held for sale to loans held for investment	$253,597	$—	$76,135
Transfers from loans to foreclosed real estate	$2,242	$5,869	$3,129
Loans to facilitate sales of foreclosed real estate	$—	$—	$394
Sale of residual mortgage-backed securities and related servicing in
Exchange for cash and other consideration	$—	$15,121	$—

See Notes to Consolidated Financial Statements.

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For Each of the Three Years in Period Ended December 31, 2000

1. Description of Business and Summary of Significant Accounting Policies

    Basis of Presentation and Description of Business—The consolidated financial statements include the accounts of LIFE Financial Corporation (LIFE) and its wholly-owned subsidiaries, Life Bank (formerly Life Savings Bank, Federal Savings Bank) (the "Bank"), Life Financial Insurance Services, Inc., and Life Investment Holdings, Inc., (collectively, the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

    LIFE, a Delaware corporation organized in 1997, is a savings and loan holding company that owns 100% of the capital stock of the Bank, the Company's principal operating subsidiary. The Bank was incorporated and commenced operations in 1983.

    The principal business of the Bank is attracting retail deposits from the general public and investing those deposits, together with funds generated from operations and borrowings, primarily in one- to four-family residential mortgage and residential construction loans. At December 31, 2000, the Bank had five retail bank branches located in Orange, San Bernardino and Riverside Counties, California.

    Going Concern—The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has suffered recurring losses and was deemed to be undercapitalized for regulatory purposes pursuant to an Office of Thrift Supervision ("OTS") examination of the Company. As a result, the Company was issued a Prompt Corrective Action Directive from the OTS in March 2001, which stipulates that the Company must restore capital ratios to satisfactory levels, by June 30, 2001. In addition, in March 2001 the Company was notified by the Federal Home Loan Bank that the Company's borrowing capacity is limited to overnight advances and that new borrowings will require credit committee approval. If the FHLB credit committee fails to approve requests for new borrowings, there is no assurance that the Bank will be able to borrow the needed funds from other lenders or that any such loans would be on terms as favorable as those otherwise extended by the FHLB. These factors, and others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Cash and cash equivalents—Cash and cash equivalents include cash on hand and due from banks. At December 31, 2000, $616,000 was allocated to cash reserves required by the Federal Reserve Bank for depository institutions based on the amount of deposits held.

    Participation Contract and Securities Available for Sale—Investments in debt securities that management has no immediate plan to sell, but which may be sold in the future, are valued at fair value. Realized gains and losses, based on the amortized cost of the specific security, are included in noninterest income as net loss on participation contract and investment securities. Unrealized gains and losses are recorded, net of related income tax effects, in accumulated other comprehensive loss. The participation contract is recorded on the Bank's financial statements at December 31, 2000 at its estimated fair value of $4.4 million. The participation contract represents the right to receive 50% of any cash realized from three residual mortgage-backed securities. The right to receive cash flows under the participation contract begins after the purchaser of the residual mortgage-backed securities recaptures its initial cash investment and a 15% internal rate of return. The Bank does not believe there is an active market for this type of asset and has determined the estimated fair value utilizing a cash flow model which determines the present value of the estimated expected cash flows from this contract using a discount rate the Bank believes is commensurate with the risks involved.

    The following table summarizes the factors used in determining the fair value of the participation contract at December 31, 2000 and the effects of adverse adjustments to these factors. The assumptions used for the prepayment speeds and credit losses are based on the historical performance of each of the three residual mortgage-backed securities. The assumptions presented in the following table are composites of the assumptions used in determining the fair value of the participation contract (dollars in thousands):

Balance of participation contract at December 31, 2000:	$4,429
Prepayment speed assumption:	21.59%
Fair value with a 10% adverse change	$4,310
Fair value with a 20% adverse change	$4,164
Discount rate assumption:	40.00%
Fair value with a 100 basis point adverse change	$4,297
Fair value with a 200 basis point adverse change	$4,171
Credit loss assumption:	3.03%
Fair value with a 10% adverse change	$3,783
Fair value with a 20% adverse change	$3,244

    These sensitivities are hypothetical and should be used with caution. As the figures indicate, changes in fair value based on a 10 percent variation in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, in this table, the effect of a variation in a particular assumption on the fair value of the retained interest is calculated without changing any other assumption; in reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities.

    The table below shows data from the three securitizations that the Company has an interest in through the participation contract. Included are the outstanding principal loan balances, the credit losses for the year and the delinquent principal amounts for the periods indicated.

	(dollars in thousands)
Securitization Trusts
	1997-2	1997-3	1998-1
Securitization Original Balance	$125,000	$250,000	$400,000
At December 31, 2000
Principal Amount of Loans	57,675	129,424	197,484
Credit Loss During the Period	3,478	8,781	3,295
Delinquent Principal over 90 days	570	1,231	8,653
At December 31, 1999
Principal Amount of Loans	75,149	169,485	279,436
Credit Loss During the Period	4,726	9,749	471
Delinquent Principal over 90 days	1,419	2,399	13,585

    Securities Held to Maturity—Investments in debt securities that management has the positive intent and ability to hold to maturity are reported at cost and adjusted for premiums and discounts that are recognized in interest income using the interest method over the period to maturity.

    Loans Held for Sale—Loans held for sale, consisting primarily of loans secured by one-to-four family residential units, are carried at the lower of cost or market, computed by the aggregate method by asset type. Premiums paid and discounts obtained on such loans held for sale are deferred as an adjustment to the carrying value of the loans until the loans are sold. Interest is recognized as revenue when earned according to the terms of the loans and when, in the opinion of management, it is collectible. Loans are evaluated for collectibility, and if appropriate, previously accrued interest is reversed.

    Loans Held for Investment—The Company's real estate loan portfolio consists primarily of long-term loans secured by first and second trust deeds on single-family residences.

    Loans held for investment are carried at amortized cost and net of deferred loan origination fees and costs and allowance for loan losses. Net deferred loan origination fees and costs on loans are amortized or accreted using the interest method over the expected lives of the loans. Amortization of deferred loan fees is discontinued for nonperforming loans. Loans held for investment are not adjusted to the lower of cost or estimated market value because it is management's intention, and the Company has the ability, to hold these loans to maturity.

    Interest on loans is credited to income as earned. Interest receivable is accrued only if deemed collectible.

    The Company considers a loan impaired when it is probable that the Company will be unable to collect all contractual principal and interest payments under the terms of the original loan agreement. Loans are evaluated for impairment as part of the Company's normal internal asset review process. However, in determining when a loan is impaired, management also considers the loan documentation, current loan to value ratios and the borrower's current financial position. Included as impaired loans are all loans delinquent 90 days or more and all loans that have a specific loss allowance applied to adjust the loan to fair value. The accrual of interest on impaired loans is discontinued after a 90-day delinquent period or when, in management's opinion, the borrower may be unable to meet payments as they become due. When the interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received. Where impairment is considered other than temporary, a charge-off is recorded; where impairment is considered temporary, an allowance is established. Impaired loans which are performing under the contractual terms are reported as performing loans, and cash payments are allocated to principal and interest in accordance with the terms of the loans.

    Allowance for Loan Losses—It is the policy of the Company to maintain an allowance for loan losses at a level deemed appropriate by management to provide for known or inherent risks in the portfolio. Management's determination of the adequacy of the loan loss allowance is based on an evaluation of the composition of the portfolio, actual loss experience, current economic conditions, industry trends and other relevant factors in the area in which the Company's lending and real estate activities are based. These factors may affect the borrowers' ability to pay and the value of the underlying collateral. The Company's methodology for assessing the appropriateness of the allowance consists of several key elements, which include the formula allowance, specific allowance for identified non-homogeneous problem loans and the unallocated allowance. The formula allowance is calculated by applying loss factors to loans held for investment. The loss factors are applied according to loan program type and loan classification. The loss factors for each program type and loan classification are established based primarily upon the Bank's historical loss experience and are evaluated on a quarterly basis. The unallocated allowance is based upon management's evaluation of various conditions, the effect of which are not directly measured in the determination of the formula and specific allowance. The evaluation of the inherent loss with respect to these conditions is subject to a higher degree of uncertainty because they are not identified with specific problem credits or portfolio segments. The conditions evaluated in connection with the unallocated allowance include the following conditions that existed as of the balance sheet date: (1) then-existing general economic and business conditions affecting the key lending areas of the Company, (2) credit quality trends, (3) loan volumes and concentrations, (4) recent loss experience in particular segments of the portfolio, and (5) regulatory examination results. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additions to the allowance based on judgments different from those of management. Specific allowances are established for certain non-homogeneous loans where management has identified significant conditions or circumstances related to a credit that management believes indicates the probability that a loss has been incurred in excess of the amount determined by the application of the formula allowance. A specific allowance is calculated by subtracting the current market value less estimated selling and holding costs from the loan balance. Specific loss allowances are established if the fair value of the loan or the collateral is estimated to be less than the gross carrying value of the loan. At June 30, 2001, the Company transferred $1.3 million from the general loan loss allowance to a specific allowance on loans 180 days or more past due.

    Although management uses the best information available to make these estimates, future adjustments to the allowance may be necessary due to economic, operating, regulatory and other conditions that may be beyond the Company's control.

    Mortgage Banking and Loan Servicing Operations—Prior to 2000, the Company primarily acquired mortgage loans for sale in the secondary market. At origination or purchase, mortgage loans were designated as held for sale or held for investment. Loans held for sale were carried at the lower of cost or estimated market value determined on an aggregate basis by outstanding investor commitments or current investor requirements. Cost includes related loan origination costs and fees, as well as premiums or discounts for purchased loans. Net unrealized losses, if any, are recognized in a valuation allowance by charges to operations. Any transfers of loans held for sale to the investment portfolio were recorded at the lower of cost or estimated market value on the transfer date. At December 31, 1999, the gross principal balance of loans held for sale consists of $312,154,000 in single-family residential mortgage loans; $6,102,000 in multi-family residential mortgage loans; $6,274,000 in commercial mortgage loans; and $2,435,000 in other loans.

    The Company sold its loans held for sale either with servicing retained or servicing released. Under the servicing agreements for loans sold with servicing retained, the investor was paid its share of the principal collections together with interest at an agreed-upon rate, which generally differed from the loans' contractual interest rate. The loan-servicing portfolio is comprised of loans owned by the Bank and loans sold by the Bank to other investors on a servicing retained basis.

    In 2000, the Company ceased originating and purchasing loans for sale in the secondary market in order to focus on its traditional banking operations. Accordingly, certain costs were incurred relating to this transition. The costs primarily pertained to the write-off of property and equipment that could no longer be used in the current operations and also for accrual of employee incentives. These restructuring costs totaled approximately $.8 million for the year ended December 31, 2000 and included the loss on sale of a building of $90,000, the abandonment of furniture, equipment and leaseholds of $574,000, and severance expenses consisting of a buyout of an employee contract and retention bonuses totaling $132,000. No additional severance expense was incurred for the 164 planned terminations.

    The Company evaluates its capitalized mortgage servicing rights (MSRs) for impairment based on the fair value of those rights. The Company's periodic evaluation is performed on a desegregated basis whereby MSRs are stratified based on type of interest rate (variable or fixed), loan type and original loan term. Impairment is recognized in a valuation allowance for each pool in the period of impairment. The Company determines fair value based on the present value of estimated net future cash flows related to servicing income. In estimating fair values at December 31, 2000 and 1999, the Company utilized a weighted average prepayment assumption of 17.8% and 31.8%, respectively, and a weighted average discount rate of 13.5% and 13.5%, respectively. The cost allocated to servicing rights is amortized in proportion to, and over the period of, estimated net future servicing fee income.

    At December 31, 2000, the Bank serviced in excess of $582 million in mortgage and consumer loans for others. As described in Note 20 to the financial statements, the Bank sold the servicing rights on $526 million in loans in the first quarter of 2001. A significant portion of the balance of the MSR at December 31, 2000 was sold in these transactions.

    In 1998 the Company completed the securitization and sale of approximately $462.1 million in loans in the form of mortgage pass-through certificates and recognized gains of approximately $9.3 million. These certificates were held in a trust independent of the Company. The Company acted as servicer for the trust and received a stated servicing fee. The Company also retained a beneficial interest in the form of an interest-only strip (residual mortgage-backed security) which represented the subordinated right to receive cash flows from the pool of securitized loans after payment of the required amounts to the holders of the securities and the costs associated with the securitization. This residual mortgage-backed security was classified as a trading security and recorded at fair value with any unrealized gains or losses recorded in the results of operations in the period of the change in fair value. For the year ended December 31, 1998, net unrealized losses of $16.6 million resulted from changes in fair value and are included in results of operations.

    Valuations of the residual mortgage-backed security at origination and at each reporting period were based on discounted cash flow analyses. The cash flows were estimated as the excess of the weighted average coupon on each pool of loans sold over the sum of the pass-through interest rate, a servicing fee, a trustee fee, an insurance fee, and an estimate of annual future credit losses related to the prepayment, default, loss, and interest rate assumptions that market participants would use for similar financial instruments subject to prepayment, credit and interest rate risk, and were discounted using an interest rate that a purchaser unrelated to the seller of such a financial instrument would demand. At origination, the Company utilized prepayment assumptions ranging from 12% to 35%, an estimated annual loss factor assumption ranging from 0.5% to 2.5%, and a discount rate of 13.5% to residual mortgage-backed securities. At December 31, 1998, the Company utilized prepayment assumptions ranging from 7.4% to 53%, an estimated annual loss factor assumption ranging from 0.7% to 6.0%, and a discount rate of 13.5% to residual mortgage-backed securities. The valuation included consideration of characteristics of the loans including loan type and size, interest rate, origination date, term, and geographic location. The Company also used other available information such as externally prepared reports on prepayment rates, collateral value, economic forecasts, and historical default and prepayment rates of the portfolio under review. To the Company's knowledge, there was no active market for the sale of residual mortgage-backed securities. The range of values attributable to the factors used in determining fair value was broad. Accordingly, the Company's estimate of fair value was subjective.

    On December 31, 1999, the Company sold its remaining residual mortgage-backed securities retained from securitization and related mortgage servicing rights for $19.4 million in cash and other consideration and realized a pretax loss of $29.1 million. The $29.1 million loss is the net of the balance of the Residual Assets sold of $36.7 million plus the mortgage servicing rights of $7.5 million less a $4.3 million reserve for the estimated loss to be incurred on the $14.6 million of subperforming loans acquired less cash and other considerations totaling $19.4 million. The $19.4 million was comprised of $5.1 million in cash for the residual assets, $3.0 million cash for the credit guaranty, $2.0 million cash for the mortgage servicing rights sold and $9.3 million in other consideration. The other consideration consisted of a contractual right from the purchaser of the residual mortgage-backed securities to receive 50% of any cash realized, as defined, from the residual mortgage-backed securities (the "participation contract"). The Company valued the contractual right at its estimated fair value of $9.3 million at December 31, 1999. The right to receive cash flows under the contract begins after the purchaser recaptures their initial cash investment of $8.1 million, a 15% internal rate of return (the "Hurdle amount"), and $.2 million in servicing fees from the transaction. Additionally, the Company entered into a credit guaranty related to a $14.6 million pool of sub-performing loans in the 1998-1A and 1B securitization whereby the Company guaranteed the difference between the December 1, 1999, unpaid principal balance and the realized value of those loans at final disposition. At December 31, 1999, the Company estimated the obligation under the credit guaranty at $4.3 million and was included in other liabilities. During 2000, the $14.6 million of sub-performing loans were sold, or otherwise disposed of, for a net loss of $3.9 million, of which $2.6 million was paid to the purchaser under the credit guaranty and applied to reduce the Hurdle Amount to $5.7 million for cash distributions on the participation contract. During the year ended December 31, 2000, the Company recorded a $4.9 million write-down of the participation contract as a result of an increase in the discount rate from 15% to 40% and a change in the composite prepayment speeds from 21.6% in 1999 to 24.6% in 2000 in the Company's valuation model. At December 31, 2000, the participation contract balance, after valuation adjustments, was $4.4 million.

    Foreclosed Real Estate—Real estate properties acquired through, or in lieu of loan foreclosure are initially recorded at fair value at the date of foreclosure through a charge to the allowance for estimated loan losses. After foreclosure, valuations are periodically performed by management; and additional writedowns are charged to operations if the carrying value of a property exceeds its fair value less estimated costs to sell. Revenue and expenses from operations and changes in the valuation allowance are included in net loss on foreclosed real estate in the consolidated statement of operations.

    Premises and Equipment—Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, which range from 31 years for buildings, 15 years for leasehold improvements, 7 years for furniture, fixtures and equipment, and 3 years for computer equipment.

    The Company periodically evaluates the recoverability of long-lived assets, such as premises and equipment, to ensure the carrying value has not been impaired.

    Income Taxes—Deferred tax assets and liabilities are recorded for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events other than enactments of changes in the tax law or rates are considered. If necessary, a valuation allowance is established based on management's determination of the likelihood of realization of deferred tax assets.

    Presentation of Cash Flows—For purposes of reporting cash flows, cash and cash equivalents include cash and due from banks.

    Use of Estimates—The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and the valuation of the participation contract, foreclosed real estate, and deferred tax assets.

    Stock-Based Compensation—SFAS No. 123, Accounting for Stock-Based Compensation, issued in 1995, encourages companies to account for stock compensation awards based on their fair value at the date the awards are granted. SFAS No. 123 does not require the application of the fair value method for employee awards and allows for the continuance of current accounting methods, which require accounting for stock compensation awards based on their intrinsic value as of the grant date. However, SFAS No. 123 requires pro forma disclosure of net income and, if presented, earnings per share, as if the fair value based method of accounting defined in this statement had been applied. The Company did not adopt the fair value accounting method in SFAS No. 123 with respect to its stock option plans and continues to account for such plans in accordance with Accounting Principles Board (APB) Opinion No. 25.

    Recent Accounting Developments—In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement establishes accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those derivatives at fair value. The accounting for gains and losses resulting from changes in the value of those derivatives will depend on the intended use of the derivative and whether it qualifies for hedge accounting. The FASB delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000 (calendar year 2001 for the Company). The adoption of this standard is not expected to have a material effect on the Company's financial condition, results of operations and cash flows.

    Reclassifications—Certain reclassifications have been made to the 1999 and 1998 consolidated financial statements to conform to the 2000 presentation.

2. Regulatory Capital Requirements and Other Regulatory Matters

    The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

    Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk- weighted assets (as defined) and of Tier I capital (as defined) to average assets (as defined). At periodic intervals, both the OTS and the Federal Deposit Insurance Corporation (FDIC) routinely examine the Bank's financial statements as part of their legally prescribed oversight of the savings and loan industry. Based on these examinations, the regulators can direct that the Bank's financial statements be adjusted in accordance with their findings.

    The Bank's actual capital amounts and ratios are also presented in the table.

				To be adequately capitalized under the Prompt Corrective Action Directive:
						Minimum Individual Capital required under the Supervisory
	Actual		Proforma Ratio Under Supervisory Agreement
	Amount	Ratio		Amount	Ratio	Amount	Ratio
	(dollars in thousands)
At December 31, 2000
Total Capital (to risk-weighted assets)	$16,518	6.99%	6.32%	$18,904	8.00%	$29,400	11.00%
Core Capital (to adjusted tangible assets)	17,968	4.33%	4.33%	16,616	4.00%	24,924	6.00%
Tangible Capital (to tangible assets)	17,968	4.33%	N.A.	N.A.	N.A.	N.A.	N.A.
Tier 1 Capital (to risk-weighted assets)	13,539	5.73%	N.A.	9,452	4.00%	N.A.	N.A.
	Actual		To be adequately capitalized under prompt corrective action provisions:		To be well capitalized under prompt corrective action provisions:
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(dollars in thousands)
At December 31, 1999
Total Capital (to risk-weighted assets)(as amended)	$24,573	7.45%	$27,245	8.00%	$34,056	10.00%
Core Capital (to adjusted tangible assets)	32,473	6.28%	20,680	4.00%	25,850	5.00%
Tangible Capital (to tangible assets)	32,473	6.28%	7,755	1.50%	N.A.	N.A.
Tier 1 Capital (to risk-weighted assets)	32,473	9.54%	N.A.	N.A.	20,434	6.00%

    On June 2, 2000, the Company received notice from the OTS that for purposes of the Company's risk-based capital calculations, certain of the assets which the Company had previously risk-weighted in the 100% risk-weight category must instead be treated as low-level recourse assets. This change in the risk-weighting of these assets for risk-based capital calculations resulted in a decrease in the Company's risk-based capital ratios from 10.34% as previously reported to the 7.45% depicted above as of December 31, 1999.

    As a result of the change, the Bank's regulatory capital did not meet all minimum regulatory capital requirements. The Bank was deemed by the OTS to be "Undercapitalized" under the "Prompt Corrective Action" guidelines. Under the OTS Prompt Corrective Action regulations, the OTS is required to take certain supervisory actions against undercapitalized institutions, the severity depending upon the institution's degree of undercapitalization. The OTS could also take any one of a number of discretionary supervisory actions including issuance of a capital directive, requiring a capital plan, and the replacement of senior executive officers and directors. Numerous mandatory supervisory actions become immediately applicable to the institution depending upon its category, including, but not limited to, increased monitoring by regulators, restriction on growth and capital distributions and expansions. The Company relies primarily on customer service and long-standing relationships with customers to attract and retain local deposits; however, market interest rates and rates offered by competing financial institutions significantly affect the Company's ability to attract and retain deposits. Previously the Company utilized brokered deposits, but according to OTS Prompt Corrective regulatory guidelines for undercapitalized institutions the Bank cannot renew existing brokered deposits. At December 31, 2000, the Company had $43.5 million in brokered deposits remaining and must attempt to replace the brokered deposits that are not renewed either with retail deposits or the sale of assets.

    On September 25, 2000, the Company consented to the issuance of an Order to Cease and Desist (the "Order") by the OTS. The Order requires the Company, among other things, to contribute $5.2 million to the capital of the Bank, not later than December 31, 2000, subject to extension by the OTS. The Company is also required to observe certain requirements regarding transactions with affiliates, adequate books and records, tax sharing arrangements with the Bank, and the maintenance of a separate corporate existence from the Bank.

    Also on September 25, 2000, the Bank entered into a Supervisory Agreement with the OTS. The Supervisory Agreement requires the Bank, among other things, to achieve a minimum individual core capital ratio of 6% and a minimum individual risk-based capital ratio of 11% by March 31, 2001. In calculating these ratios, the Bank is required to double risk weight all sub-prime loans starting March 31, 2001. At December 31, 2000, the Bank's pro forma ratios, assuming the double risk weighting of sub-prime loans, were 4.33% and 6.32% for the core capital ratio and the total risk-based capital ratio, respectively. The Supervisory Agreement also requires that the Bank add at least two new independent members to its Board of Directors, not pay dividends without OTS approval and revise many of its policies and procedures, including those pertaining to internal asset review, allowances for loan losses, interest rate risk management, mortgage banking operations, liquidity, separate corporate existence, loans to one borrower and oversight by the Board of Directors.

    The $5.2 million capital contribution has not been raised and the OTS did not approve the Bank's capital plan. The Company has retained financial advisors to assist in raising capital and the Bank has also taken actions to ensure that they have corrected other deficiencies indicated by the OTS as it has hired experienced executive management, appointed two new directors who possess several years of experience in dealing with troubled institutions, and revised its policies and procedures on internal asset review, allowances for loan losses, liquidity, separate corporate existence, loans to one borrower, oversight by the Board, and other areas of the Bank. The Bank has reduced operating expenses and decreased employee count. The Bank also closed one Orange County branch effective December 15, 2000.

    In March 2001, the OTS issued a Prompt Corrective Action Directive (the "PCA Directive") requiring the Bank to raise sufficient capital through securities issuance to achieve the following capital levels by June 30, 2001: Total risk-based capital of 8.0%; Tier 1 risk-based capital of 4.0%; and Leverage ratio of 4.0%, or as an alternative, to recapitalize by merging or being acquired prior to September 30, 2001. The PCA Directive also provides for restrictions on capital distributions, payment of management fees, asset growth, acquisitions and new lines of business, senior executive officers' compensation, payment of subordinated debt, rates paid on deposits, and other activities. The Bank must restrict the rates the Bank pays on deposits to the prevailing rates of interest on deposits of comparable amounts and maturities in the region where the Bank is located. The Bank also is prohibited from entering into any material transaction other than in the normal course of business without the prior consent of the OTS. The Bank is to provide the OTS with compliance progress reports on a monthly basis. If the OTS determines that the Bank fails to make adequate progress towards achieving the requirements in the PCA Directive, the OTS may take such further supervisory, enforcement, or resolution actions as it deems appropriate.

    The Bank has taken steps to reduce its risk profile by selling the majority of its sub-prime and high loan-to-value loans. The Bank is continuing this process in 2001, with the sale of an additional $30 million of sub-prime loans in the first quarter. The Bank also sold most of its mortgage servicing rights during the first quarter of 2001. Management intends to further reduce the Bank's risk profile during 2001. The Company has engaged an investment banker to assist in raising capital or identifying potential merger partners. In addition, management is focused on improving operating efficiency by reducing general and administrative expenses. Management is also evaluating the products and services offered through its branch network.

3. Investment Securities

    The amortized cost and estimated fair value of securities were as follows at December 31 (in thousands):

	December 31, 2000
	Amortized Cost	Unrealized Gain	Unrealized Loss	Estimated Fair Value
Securities available for sale:
Mortgage-backed securities	$39,160	$322	$(27)	$39,455
Other securities	2,915	—	—	2,915

	$42,075	$322	$(27)	$42,370

	December 31, 1999
	Amortized Cost	Unrealized Gain	Unrealized Loss	Estimated Fair Value
Securities held to maturity:
U.S. Treasury and other agency securities	$29,955	$—	$10	$29,945
Mortgage-backed securities	5	—	—	5
Other securities	2,873	—	—	2,873

	$32,833	$—	$10	$32,823

    During 2000, it was management's decision to transfer all held to maturity investment securities to available for sale due to the increased market risk associated with those securities and the changes in the securities prepayment speeds. An initial write down to market value was recorded at that time, which was not significant, and re-evaluations are made monthly. The unrealized gains and losses are recorded, net of related income tax effects, in accumulated other comprehensive loss.

    The weighted average interest rates on total investment securities were 6.19% and 5.87% at December 31, 2000 and 1999, respectively.

    At December 31, 2000, $39.5 million in mortgage-backed securities mature in excess of 10 years and $2.9 million in other securities mature in less than one year.

    At December 31, 2000, the Company held securities under a $25 million repurchase agreement whereby the counterparty repurchased such securities on January 2, 2001.

4. Loans Held for Investment

    Loans held for investment consisted of the following at December 31 (in thousands):

	2000	1999
Real estate:
Residential:
One-to-four family	$270,754	$69,778
Multi-family	8,609	3,749
Construction	45,657	52,175
Commercial	9,092	5,586
Other loans:
Loans secured by deposit accounts	451	205
Unsecured commercial loans	30	43
Unsecured consumer loans	673	55

Total gross loans	335,266	131,591
Less (plus):
Undisbursed loan funds	15,018	25,885
Deferred loan origination costs-net	(3,464)	(1,119)
Discounts	1,604	475
Allowance for estimated loan losses	5,384	2,749

Loans held for investment, net	$316,724	$103,601

    It is part of the Company's strategic plan to cease the sale of loans in the secondary market as an on-going business; thus, all loans held for sale have been reclassified as loans held for investment. However, from time to time the Company may sell loans in order to manage concentrations, change risk profiles, improve returns and generate liquidity. Total loans reclassified in 2000 from held for sale had a carrying value of $253.6 million. The lower of cost or market adjustment at the time of the transfers was $1.7 million and is included in discounts above.

    The Company grants residential and commercial loans held for investment to customers located primarily in Southern California. Consequently, a borrower's ability to repay may be impacted by economic factors in the region.

    The following summarizes activity in the allowance for loan losses for the year ended December 31 (in thousands):

	2000	1999	1998
Balance, beginning of year	$2,749	$2,777	$2,573
Provision for loan losses	2,910	5,382	4,166
Recoveries	132	430	109
Charge-offs	(407)	(5,840)	(4,071)

Balance, end of year	$5,384	$2,749	$2,777

    The Company had nonaccrual and nonperforming loans at December 31, 2000, 1999, and 1998 of $22.6 million, $2.7 million, and $7.5 million, respectively. If such loans had been performing in accordance with their original terms, the Company would have recorded interest income of $40.6 million, $41.4 million, and $33.0 million, respectively, instead of interest income actually recognized of $39.3 million, $41.0 million, and $32.2 million, respectively, for the years ended December 31, 2000, 1999, and 1998.

    The following summarizes information related to the Company's impaired loans at December 31 (in thousands):

	2000	1999
Total impaired and non-accrual loans	$26,684	$4,018
Related reserve on impaired loans	3,350	2,019
Average impaired loans	11,881	8,344
Total interest income recognized on impaired loans	81	127

    The Company is not committed to lend additional funds to debtors whose loans have been modified.

    The Bank is subject to numerous lending-related regulations. Under FIRREA, the Bank may not make real estate loans to one borrower in excess of 15% of its unimpaired capital and surplus except for loans not to exceed $500,000. This 15% limitation results in a dollar limitation of approximately $3.4 million at December 31, 2000. At December 31, 2000, the Bank's largest aggregate outstanding balance of loans-to-one borrower was $3.1 million. On December 26, 2000, the Bank funded securities held under repurchase agreements of $25 million secured by $26 million in FNMA securities, which may be classified as a loan to one borrower. These securities were subsequently sold on January 2, 2001.

    Activity in loans to directors and executive officers during the year ended December 31 is as follows (in thousands):

	2000	1999	1998
Balance, beginning of year	$—	$250	$413
Originations	—	214	—
Principal payment, loans sold	—	(464)	(163)

Balance, end of year	$—	$—	$250

5. Mortgage Banking and Loan Servicing Operations

    Loans serviced for others at December 31, 2000, 1999, and 1998 totaled $582 million, $1,382 million, and $1,002 million, respectively. As mentioned in Note 20 to the financial statements, subsequent to December 31, 2000 the Company sold $5.5 million of mortgage servicing rights related to $526 million of loans serviced for others. No significant gains or losses were recognized as the mortgage servicing rights were sold at approximately book value less expected transaction costs.

    In connection with mortgage servicing activities, the Company held funds in trust for others totaling approximately $7.9 million and $22.8 million at December 31, 2000 and 1999, respectively. At December 31, 2000 and 1999, $1.9 million and $9.6 million, respectively, of these funds are maintained in deposit accounts of the Bank (subject to FDIC insurance limits) and are included in the assets and liabilities of the Company.

    Although the Company sold without recourse substantially all of the mortgage loans it originated or purchased, the Company retained some degree of risk on substantially all of the loans it sold.

    In connection with its whole loan sales, the Company entered into agreements which generally required the Company to repurchase or substitute loans in the event of a breach of a representation or warranty made by the Company to the loan purchaser, any misrepresentation during the mortgage loan origination process or, in some cases, upon any fraud or early default on such mortgage loans. The remedies available to a purchaser of mortgage loans from the Company were generally broader than those available to the Company against the sellers of such loans; and if a loan purchaser enforces its remedies, the Company may not be able to enforce whatever remedies the Company may have against such sellers. If the loans were originated directly by the Company, the Company will be solely responsible for any breaches of representations or warranties.

    The following is a summary of activity in mortgage servicing rights for the year ended December 31 (in thousands):

	2000	1999	1998
Balance, beginning of period	$6,431	$13,119	$8,526
Additions through originations	58	7,237	8,450
Amortization	(1,421)	(4,711)	(2,689)
Sale of servicing rights	—	(7,456)	—
Adjustment in valuation	584	(877)	(1,168)
Direct writedowns	—	(881)	—

Balance, end of period	$5,652	$6,431	$13,119

    The following is a summary of activity in the valuation allowance for mortgage servicing rights for the year ended December 31 (in thousands):

	2000	1999	1998
Balance, beginning of period	$749	$1,169	$1
Sale of servicing rights	—	(1,297)	—
(Reductions) additions	(584)	877	1,168

Balance, end of period	$165	$749	$1,169

6. Premises and Equipment

    Premises and equipment consisted of the following at December 31 (in thousands):

	2000	1999
Premises	$—	$656
Leasehold improvements	2,870	2,996
Furniture, fixtures and equipment	6,937	7,595
Automobiles	24	24

Subtotal	9,831	11,271
Less: accumulated depreciation and amortization	(6,731)	(5,268)

Total	$3,100	$6,003

    Depreciation expense was $1,970,000, $1,985,000, and $1,639,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. Foreclosed Real Estate

    The following summarizes the activity in the real estate owned, net of the allowance, for the year ended December 31 (in thousands):

	2000	1999
Balance, beginning of year	$2,214	$1,898
Additions—foreclosures	2,401	6,040
Sales	(1,952)	(4,436)
Write downs	(980)	(1,288)

Balance, end of year	$1,683	$2,214

    Activity in the allowance for estimated real estate losses is summarized as follows for the year ended December 31 (in thousands):

	2000	1999	1998
Balance, beginning of year	$116	$100	$79
Provision for estimated real estate loan losses	569	16	24
Recoveries	—	—	—
Charge-offs	(685)	—	(3)

Balance, end of year	$—	$116	$100

    During 2000, the Company began charging valuation adjustments directly against the property recorded in foreclosed real estate.

8. Deposit Accounts

    Deposit accounts consisted of the following at December 31 (in thousands):

	2000		1999
	Balance	Weighted Average Interest Rate	Balance	Weighted Average Interest Rate
Checking accounts
Noninterest bearing	$9,858	0.00%	$15,432	0.00%
Interest bearing	10,750	1.97%	11,945	3.46%
Passbook accounts	3,401	1.10%	4,541	2.10%
Money market accounts	5,612	3.43%	5,609	4.28%
Certificate accounts:
Under $100,000	214,281	6.43%	301,219	5.80%
$100,000 and over	101,191	6.71%	130,113	5.93%

Total	$345,093	6.07%	$468,859	5.53%

    The aggregate annual maturities of certificate accounts at December 31 are approximately as follows (in thousands):

	2000	1999
Within one year	$300,999	$427,954
One to two years	12,113	1,861
Two to three years	826	379
Three to four years	302	202
Four to five years	429	73
Thereafter	803	863

	$315,472	$431,332

    Interest expense on deposit accounts for the years ended December 31 is summarized as follows (in thousands):

	2000	1999	1998
Checking accounts	$388	$340	$309
Passbook accounts	63	98	102
Money market accounts	216	292	229
Certificate accounts	24,905	21,270	13,408

	$25,572	$22,000	$14,048

9. Advances from Federal Home Loan Bank and Other Borrowings

    As of December 31, 2000 and 1999, the Company had a line of credit with the Federal Home Loan Bank of San Francisco (FHLB) of $49.5 million and $48.0 million, respectively, of which $2.4 million and $48.0 million, respectively, were available, use of which is contingent upon continued compliance with the Advances and Security Agreement and other eligibility requirements established by the FHLB. Advances from Federal Home Loan Bank and/or the line of credit are collateralized by pledges of certain real estate loans with an aggregate principal balance of $115.7 million and $63.3 million at December 31, 2000 and 1999, respectively and FHLB stock of $2.9 million. On March 16, 2001 the Bank was notified by the FHLB that the Bank's borrowing capacity is limited to overnight advances and new borrowings will require credit committee approval. The advances outstanding at the time of the notice totaled $20,000,000 and were not affected by the change in borrowing status.

    The following table summarizes activities in advances from the FHLB for the years ended December 31:

	At or For Year Ended December 31,
	2000	1999	1998
	(dollars in thousands)
Average balance outstanding	$24,610	$15,363	$1,154
Maximum amount outstanding at any month-end during the year	47,120	35,170	17,062
Balance outstanding at end of year	47,120	—	—
Weighted average interest rate during the year	6.52%	5.23%	5.02%

    In February 2000, the Bank entered into a reverse repurchase agreement whereby the Bank agreed to transfer certain securities against the transfer of funds from the holder of the note, with a simultaneous agreement by the holder to transfer to the Bank such securities. At December 31, 2000, there were no reverse repurchase agreements outstanding in other borrowings.

    At December 31, 1999, the Company had three lines of credit available to it from commercial banks and national investment banking firms. The allowable draw amounts of the three credit lines were individually $250,000,000, $10,000,000, and $40,000,000 with expiration dates, respectively, of October 2000, November 2000, and a revolving maturity date. During the year ended December 31, 2000, these three lines were paid off and terminated.

    The following summarizes activities in the lines of credit and other borrowings:

	At or For Year Ended December 31,
	2000	1999	1998
	(dollars in thousands)
Average balance outstanding	$11,729	$30,237	$112,886
Maximum amount outstanding at any month-end during the year	41,351	45,834	345,848
Balance outstanding at end of year	—	17,873	39,977
Weighted average interest rate during the year	9.05%	8.48%	6.62%

10. Subordinated Debentures

    On March 14, 1997, the Bank issued subordinated debentures (Debentures) in the aggregate principal amount of $10,000,000 through a private placement and pursuant to a Debenture Purchase Agreement. The Debentures will mature on March 15, 2004 and bear interest at the rate of 13.5% per annum, payable semi-annually. In March 1998, the Bank substituted LIFE in its place as obligors on the Debentures. The Debentures are direct, unconditional obligations ranking with all other existing and future unsecured and subordinated indebtedness.

    The Debentures are redeemable at the option of the Company, in whole or in part, at any time after September 15, 1998, at the aggregate principal amount thereof, plus accrued and unpaid interest, if any. Holders of the Debentures had the option at September 15, 1998 to require the Company to purchase all or part of the holder's outstanding Debentures at a price equal to 100% of the principal amount repurchased plus accrued interest through the repurchase date.

    On September 15, 1998, holders of $8.5 million in Debentures exercised their option to have the Company repurchase their Debentures as of December 14, 1998, thereby reducing outstanding Debentures to $1.5 million. The gain resulting from extinguishment of this debt was not material.

11. Income Taxes

    Income taxes for the year ended December 31 consisted of the following (in thousands):

	2000	1999	1998
Current provision (benefit):
Federal	$(389)	$(4,280)	$5,818
State	2	(1,443)	2,871

	(387)	(5,723)	8,689
Deferred (benefit) provision:
Federal	1,190	(4,724)	(5,287)
State	2,200	(958)	(2,674)

	3,390	(5,682)	(7,961)

Total income tax provision (benefit)	$3,003	$(11,405)	$728

    A reconciliation from statutory federal income taxes to the Company's effective income taxes for the year ended December 31 is as follows:

	At December 31,
	2000	1999	1998
Statutory federal taxes	$(6,045)	$(10,235)	$625
State taxes, net of federal income tax benefit	(1,271)	(1,561)	128
Change in valuation allowance	9,883	—	—
Other	436	391	(25)

Total	$3,003	$(11,405)	$728

    Deferred tax assets (liabilities) were comprised of the following at December 31 (in thousands):

	2000	1999
Deferred tax assets:
Depreciation	$716	$10
Accrued expenses	140	272
Net operating loss	6,210	—
Allowance for loan losses	1,497	859
Capital loss carryforward	—	60
Loans held for sale	525	3,414
Impairment on participation contract	2,179	—
Other	450	905

	11,717	5,520
Deferred tax liabilities:
Deferred state taxes	(594)	—
Federal Home Loan Bank Stock	(339)	(248)
Other	—	(76)

	(933)	(324)

	10,784	5,196
Less valuation allowance	(9,883)	—

Net deferred tax asset	$901	$5,196

    At December 31, 2000, a valuation allowance of approximately $9,883,000 was recorded against the deferred tax asset, as it is more likely than not that such benefit would not be realized. The Company has a net operating loss carry forward of approximately $14,700,000 for federal income tax purposes which expires through 2020. In addition, the Bank has a net operating loss carryforward of approximately $11,000,000 for state franchise tax purposes, which expires through 2010. If the Company has an "ownership change" as defined under Internal Revenue Code Section 382, its net operating losses may be subject to limitation. Under Section 382, which has also been adopted under California law, if during any three-year period there is more than a 50 percentage point change in the ownership of the Company, then the future use of any pre-change net operating losses or built-in losses of the Company may be subject to an annual percentage limitation based on the value of the company a the ownership change date.

    The Company's stockholders' equity includes tax bad debt deductions for which no provision for federal income taxes has been made. If distributions to shareholders are made in excess of current or accumulated earnings and profits or if stock of the Company is partially redeemed, this tax bad debt reserve which approximates $330,000 at December 31, 2000, will be recaptured into income at the then prevailing federal income tax rate. The related unrecognized deferred tax liability is approximately $116,000. It is not contemplated that the Company will make any disqualifying distributions that would result in the recapture of these reserves.

12. Commitments, Contingencies and Concentrations of Risk

    Legal Proceedings.  In December 1999, certain shareholders of Life Financial Corporation filed a federal securities lawsuit against the Company, various officers and directors of the Company, and certain other third parties. The lawsuit was filed in the United States District Court for the Southern District of New York to assert claims against the defendants under the Securities Exchange Act of 1934 and the Securities Act of 1933. A substantially similar action was filed in the United States District Court for the Central District of California in January 2000 and subsequently dismissed without prejudice. In April 2000, the Company and its officer and director defendants filed motions to dismiss the lawsuit or transfer it to California. Both motions are currently under submission. The Company intends to vigorously defend against the claims asserted in the litigation. The Company believes that the litigation will not have a material adverse impact on the results of operations or financial condition of the Company or the Bank.

    The Company and the Bank are not involved in any other pending legal proceedings other than legal proceedings occurring in the ordinary course of business. Management believes that none of these legal proceedings, individually or in the aggregate, will have a material adverse impact on the results of operations or financial condition of the Company or the Bank.

    Lease Commitments.  The Company leases a portion of its facilities from nonaffiliates under operating leases expiring at various dates through 2006. The following schedule shows the minimum annual lease payments, excluding property taxes and other operating expenses, due under these agreements (in thousands):

Year ending December 31,
2001	$799
2002	597
2003	259
2004	199
2005	128
Thereafter	10

$1,992

    Rental expense under all operating leases totaled $1,021,000, $974,000, and $1,095,000 for the years ended December 31, 2000, 1999, and 1998, respectively.

    Employment Agreements.  The Company and the Bank have negotiated an employment agreement with their Chief Executive Officer. This agreement provides for the payment of a base salary, a bonus based upon performance of the Company, and the payment of severance benefits upon termination.

    Availability of Funding Sources—The Company funds substantially all of the loans which it originates or purchases through deposits, internally generated funds, or other borrowings. The Company competes for deposits primarily on the basis of rates, and, as a consequence, the Company could experience difficulties in attracting deposits to fund its operations if the Company does not continue to offer deposit rates at levels that are competitive with other financial institutions. On an ongoing basis, the Company explores opportunities to access credit lines as an additional source of funds. To the extent that the Company is not able to maintain its currently available funding sources or to access new funding sources, it would have to curtail its loan production activities or sell loans earlier than is optimal. Any such event could have a material adverse effect on the Company's results of operations, financial condition and cash flows.

13. Benefit Plans

    401(k) Plan—The Company maintains an Employee Savings Plan (the Plan) which qualifies under section 401(k) of the Internal Revenue Code. Under the Plan, employees may contribute from 1% to 15% of their compensation. The Company will match, at its discretion, 25% of the amount contributed by the employee up to a maximum of 8% of the employee's salary. The amount of contributions made to the Plan by the Company were approximately $80,000, $77,000, and $92,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

    Stock Option Plans—On November 21, 1996, the Board of Directors of the Bank adopted the Life Bank 1996 Stock Option Plan (the 1996 Option Plan). The 1996 Option Plan will be in effect for a period of ten years from the adoption by the Board of Directors. Options granted under the 1996 Option Plan will be made at an exercise price equal to the fair market value of the stock on the date of grant. Awards granted to officers and employees may include incentive stock options, nonstatutory stock options and limited rights which are exercisable only upon a change in control of the Bank, which change in control did not include the reorganization of the Bank into the holding company (the "Reorganization"). Awards granted to nonemployee directors are nonstatutory options. Stock options will become vested and exercisable in the manner specified by the Board of Directors. The options granted under the 1996 Option Plan will vest at a rate of 33.3% per year, beginning on November 21, 1999.

    The components of the 1996 Option Plan as of December 31, 2000, 1999, and 1998, and changes during the years then ended (as adjusted for the Reorganization and the June 2001 1:5 reverse stock split), consist of the following:

	2000		1999		1998
	Shares	Weighted average exercise price	Shares	Weighted average exercise price	Shares	Weighted average exercise price
Options outstanding at the beginning of the year	12,852	$16.65	56,432	$16.65	63,240	$16.65
Granted	—	—	—	—	—	—
Exercised	(3,000)	16.65	(18,208)	16.65	(3,136)	16.65
Forfeited	(2,508)	16.65	(25,372)	16.65	(3,672)	16.65

Options outstanding at the end of the year	7,344	16.65	12,852	16.65	56,432	16.65

Options exercisable at the end of the year	4,896	16.65	6,281	16.65	1,208	16.65
Weighted average remaining contractual life of options outstanding at end of year	6 years		7 years		8 years

    As of June 27, 1997, the date of the Reorganization, the 1996 Option Plan became the amended and restated LIFE Financial Corporation 1996 Stock Option Plan. Stock options with respect to shares of the Bank's common stock granted under the 1996 Option Plan and outstanding prior to completion of the Reorganization automatically became options to purchase three shares of the Company's common stock upon identical terms and conditions. The Company assumed all of the Bank's obligations with respect to the 1996 Option Plan.

    The Board of Directors of the Company adopted the LIFE Financial Corporation 1997 Stock Option Plan (the 1997 Option Plan), which became effective upon the Reorganization (the 1996 Option Plan and the 1997 Option Plan will sometimes hereinafter be referred to as the Option Plans).

    After the Reorganization, the Option Plans became available to directors, officers and employees of the Company, and to directors, officers and employees of its direct or indirect subsidiaries. The options granted pursuant to the 1997 Option Plan will vest at a rate of 33.3% per year, beginning on June 30, 2000. The following is a summary of activity in the 1997 Option Plan during 2000, 1999 and 1998, as adjusted for the June 2001 1:5 reverse stock split.

	2000		1999		1998
	Shares	Weighted average exercise price	Shares	Weighted average exercise price	Shares	Weighted average exercise price
Options outstanding at the beginning of the year	29,300	$55.00	34,700	$55.75	38,600	$55.70
Granted	—	—	12,000	55.00	1,600	58.10
Forfeited	(6,400)	55.00	(17,400)	56.50	(5,500)	55.80

Options outstanding at the end of the year	22,900	55.00	29,300	55.00	34,700	55.75

Options exercisable at the end of the year	11,633		—		3,000
Weighted average remaining contractual life of options outstanding at end of year	6 years		7 years		8 years
Weighted average information for options granted during the year:
Fair value	N/A		$13.35		$38.00

    Options exercisable as of December 31, 1998 were due to the resignation of a senior officer. Upon resignation, the options immediately vested.

    The fair value of options granted under the 1997 Option Plan during 1999 and 1998 was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used: no dividend yield for any year, volatility rate of 23.9% and 45.7%, respectively, risk-free interest rate of 6.5% and 5.6%, respectively and expected average lives of 10 years.

    The Board of Directors of the Company adopted the LIFE Financial Corporation 2000 Stock Option Plan (the 2000 Option Plan). The 2000 Option Plan authorizes the granting of options equal to 975,000 shares of the common stock for issuance to executives, key employees, officers and directors giving effect to the Reorganization and the initial public offering, including Company options that were exchanged for Bank options pursuant to the 1996 and 1997 Options Plans. The options granted pursuant to the 2000 Option Plan will vest at a rate of 33.3% per year, beginning at various dates in

2000. The following is a summary of activity in the 2000 Option Plan during the year ended 2000, as adjusted for the June 2001 1:5 reverse stock split.

	2000
	Shares	Weighted average exercise price
Options outstanding at the beginning of the year	—	$—
Granted	66,400	15.90
Forfeited	(19,800)	18.13

Options outstanding at the end of the year	46,600	14.95

Options exercisable at the end of the year	15,533	15.90
Weighted average remaining contractual life of options outstanding at end of year	10 years
Weighted average information for options granted during the year:
Fair value	$14.20

    The fair value of options granted under the 2000 Option Plan during 2000 was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used: no dividend yield, volatility rate of 111%, risk-free interest rate of 5.89% and expected average lives of 8 years.

    The Company applies APB Opinion No. 25 and related interpretations in accounting for its Option Plans. Accordingly, no compensation cost has been recognized for its Option Plans. Had compensation cost for the Option Plans been determined based on the fair value at the grant date for awards under the Plans based on the fair value method of SFAS No. 123, the Company's net income (loss) and earnings (loss) per share for the years ended December 31, 2000, 1999 and 1998 would have been reduced to the pro forma amounts indicated below (dollars in thousands, except per share data which reflect the June 2001 1:5 reverse stock split):

	2000	1999	1998
Net income (loss) to common stockholders:
As reported	$(20,782)	$(17,839)	$1,059
Pro Forma	$(21,026)	$(18,088)	$619
Basic earnings (loss) per share:
As reported	$(15.58)	$(13.57)	$0.81
Pro Forma	$(15.76)	$(13.75)	$0.47
Diluted earnings (loss) per share:
As reported	$(15.58)	$(13.57)	$0.78
Pro Forma	$(15.76)	$(13.75)	$0.45

14. Financial Instruments with Off Balance Sheet Risk

    The Company is a party to financial instruments with off balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit in the form of originating loans or providing funds under existing lines of credit. These instruments involve, to varying degrees; elements of credit and interest rate risk in excess of the amount recognized in the accompanying consolidated statements of financial condition.

    The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual or notional amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments.

    Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates and may require payment of a fee. Since many commitments are expected to expire, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer's credit worthiness on a case-by-case basis. The Company's commitments to extend credit at December 31, 2000 and 1999 totaled $1,359,000 and $8,438,000, respectively.

15. Fair Value of Financial Instruments

    The following disclosures of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, Disclosures About Fair Value of Financial Instruments. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	At December 31, 2000
	Estimated Fair Value	Carrying Amount
Assets:
Cash and cash equivalents	$7,810	$7,810
Federal funds sold	730	730
Securities held under repurchase agreements	25,000	25,000
Participation contract	4,429	4,429
Securities available for sale	42,370	42,370
Loans held for investment, net	321,384	316,724
Mortgage servicing rights	5,652	5,652
Accrued interest receivable	3,187	3,187
Liabilities:
Deposit accounts	345,285	345,093
Other borrowings	47,120	47,120
Subordinated debentures	1,500	1,500
Accrued interest payable	293	293
Off-balance sheet unrealized gain on commitments	—	—

	At December 31, 1999
	Estimated Fair Value	Carrying Amount
Assets:
Cash and cash equivalents	$17,315	$17,315
Federal funds sold	3,000	3,000
Securities held to maturity	32,823	32,833
Loans held for sale	334,410	330,727
Loans held for investment, net	103,414	103,601
Participation contract	9,288	9,288
Mortgage servicing rights	8,729	6,431
Accrued interest receivable	3,676	3,676
Liabilities:
Deposit accounts	468,985	468,859
Other borrowings	17,873	17,873
Subordinated debentures	1,500	1,500
Accrued interest payable	155	155
Off-balance sheet unrealized gain on commitments	—	—

    The Company utilized the following methods and assumptions to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    Cash and Cash Equivalents—The carrying amount approximates fair value.

    Securities—Fair values are based on quoted market prices.

    Loans Held for Sale—Fair values are based on quoted market prices or dealer quotes.

    Loans Held for Investment—The fair value of gross loans receivable has been estimated using the present value of cash flow method, discounted using the current rate at which similar loans would be made to borrowers with similar credit ratings and for the same maturities, and giving consideration to estimated prepayment risk and credit loss factors. The fair value of impaired loans with a carrying value of approximately $26,684,000 and $4,018,000 at December 31, 2000 and 1999, respectively, was not estimated because it is not practicable to reasonably assess the credit adjustment that would be applied in the market place for such loans. These impaired loans are primarily residential real estate loans.

    Participation Contract—Fair values are estimated using discounted cash flows based on the internal rate of return required by the obligor.

    Mortgage Servicing Rights—Fair values are based on the present value of estimated net future cash flows related to servicing income.

    Accrued Interest Receivable/Payable—The carrying amount approximates fair value.

    Deposit Accounts—The fair value of checking, passbook and money market accounts is the amount payable on demand at the reporting date. The fair value of certificate accounts is estimated using the rates currently offered for deposits of similar remaining maturities.

    Other Borrowings and Subordinated Debentures—The carrying amount approximates fair value as the interest rate currently approximates market.

    Financial Instruments with Off-Balance Sheet Risk—As of December 31, 2000 and 1999, fair values are based on quoted market prices or dealer quotes.

    The fair value estimates presented herein are based on pertinent information available to management as of December 31, 2000 and 1999. The participation contract is recorded on the Bank's financial statements at December 31, 2000 at its estimated fair value of $4.4 million. The Bank does not believe there is an active market for this type of asset and has determined the estimated fair value utilizing a cash flow model which determines the present value of the estimated expected cash flows from this contract using a discount rate the Bank believes is commensurate with the risks involved.

16. Segment Information

    The Company's reportable segments as of or for the years ended December 31, 1999 and 1998 are presented below. During 1999, the Company redefined its reportable segments. The restated segments and the original disclosures as previously reported for 1998 have both been included for comparability purposes. During 2000, the Company restructured its operations and ceased the purchasing and originating of loans for sale in the secondary market. Because of this refocus on traditional retail banking, segregating by segments is no longer applicable for 2000 (dollars in thousands):

	For the Year Ended December 31, 1999
	Bank	Mortgage Banking	Loan Servicing	Total
Noninterest Revenues	$1,096	$(20,282)	$4,166	$(15,020)
Interest Earned	46,378	—	—	46,378
Interest Charges	(25,566)	—	(11)	(25,577)

Net Interest Income (expense)	20,812	—	(11)	20,801

Total Revenue	$21,908	$(20,282)	$4,155	$5,781

Pre-tax segment income (loss)	$6,365	$(35,678)	$69	$(29,244)
Segment assets	$518,250	$24,698	$8,953	$551,901

	For the Year Ended December 31, 1998 (unaudited)
	Bank	Mortgage Banking	Loan Servicing	Total
Noninterest Revenues	$816	$11,432	$2,706	$14,954
Interest Earned	41,104	—	—	41,104
Interest Charges	(22,907)	—	(8)	(22,915)

Net Interest Income (expense)	18,197	—	(8)	18,189

Total Revenue	$19,013	$11,432	$2,698	$33,143

Pre-tax segment income (loss)	$8,810	$(6,609)	$(414)	$1,787
Segment assets	$357,755	$54,972	$15,351	$428,078

    Information regarding previously reported segments for 1998 is presented below.

	For the Year Ended December 31, 1998
	Bank	Mortgage Financing Portfolio	Mortgage Financing Liberator	Mortgage Financing Other	Total
Revenue for the year	$4,037	$13,069	$32,644	$6,308	$56,058
Interest income	3,440	9,737	24,123	3,804	41,104
Interest expense	1,962	5,139	13,142	2,672	22,915
Net income (loss) for the year	(2,557)	1,387	2,767	(538)	1,059
Assets employed at year end	36,121	110,074	247,375	34,508	428,078

17. Earnings (Loss) Per Share

    A reconciliation of the numerators and denominators used in basic and diluted earnings (loss) per share computations is as follows (in thousands, except per share data which reflect the June 2001 1:5 reverse stock split):

    Earnings per share has been adjusted retroactively to reflect the three-for-one stock exchange effected pursuant to the Reorganization. The per share amounts and weighted average shares outstanding included in the accompanying consolidated financial statements have been restated to reflect the Reorganization.

	Loss (numerator)	Shares (denominator)	Per Share Amount
For the year ended December 31, 2000:
Net loss applicable to loss per share	$(20,782)
Basic per share
Loss available to common stockholders	(20,782)	1,333,646	$(15.58)
Effect of dilutive securities
Stock option plans anti-dilutive		—
Diluted loss per share
Loss available to common stockholders	$(20,782)	1,333,646	$(15.58)
	Loss (numerator)	Shares (denominator)	Per Share Amount
For the Year ended December 31, 1999:
Net loss applicable to loss per share	$(17,839)
Basic per share
Loss available to common stockholders	(17,839)	1,315,038	$(13.57)
Effect of dilutive securities
Stock option plans anti-dilutive		—
Diluted loss per share
Loss available to common stockholders	$(17,839)	1,315,038	$(13.57)
	Loss (numerator)	Shares (denominator)	Per Share Amount
For the Year ended December 31, 1998:
Net earnings applicable to earnings per share	$1,059
Basic earnings per share
Earnings available to common stockholders	1,059	1,310,949	$0.81
Effect of dilutive securities
Stock option plans		50,216	(0.03)
Diluted earnings per share
Earnings available to common stockholders plus assumed conversions	$1,059	1,361,165	$0.78

18. Parent Company Financial Information

LIFE FINANCIAL CORPORATION
(Parent company only)

	At December 31,
	2000	1999
STATEMENTS OF FINANCIAL CONDITION
Assets:
Cash and cash equivalents	$375	$441
Foreclosed real estate-net	151	4
Investment in subsidiaries	18,363	32,545
Income Tax Receivable	545	18,654
Deferred income taxes	—	—
Other assets	86	5,332

Total Assets	$19,520	$56,976

Liabilities:
Other borrowings	$1,500	$19,373
Accrued expenses and other liabilities	4,120	3,141

Total Liabilities	5,620	22,514
Total Stockholders' Equity	13,900	34,462

Total Liabilities and Stockholders' Equity	$19,520	$56,976

	For the Years Ended December 31,
	2000	1999	1998
STATEMENTS OF OPERATIONS:
Interest Income	$1	$3,310	$6,461
Interest Expense	472	2,489	2,440

Net interest (loss) income	(471)	821	4,021
Noninterest Income (Loss)	371	(32,058)	(10,233)
Noninterest Expense	884	3,091	1,903
Equity In Net Earnings (Loss) Of Subsidiaries	(14,353)	3,075	5,763

Loss Before Income Tax Expense	(15,337)	(31,253)	(2,352)
Income Tax Expense (Benefit)	5,445	(13,414)	(3,411)

Net Income (Loss)	$(20,782)	$(17,839)	$1,059

LIFE FINANCIAL CORPORATION
(Parent company only)
SUMMARY STATEMENTS OF CASH FLOWS
(In thousands)

	For the Years Ended December 31,
	2000	1999	1998
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)	$(20,782)	$(17,839)	$1,059
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Loss on sale and securitization of loans held for sale	—	—	10,616
Gain on sale of foreclosed real estate	(280)
Equity in net (earnings) loss of subsidiaries	14,353	(3,075)	(5,763)
Purchase of loans held for sale, net of loan fees	—	—	(462,074)
Proceeds from sales and securitization of loans held for sale	—	—	436,948
Net accretion of residual mortgage-backed securities	—	(3,313)	(6,984)
Net unrealized and realized losses on residual mortgage-backed securities	—	36,471	16,550
Increase (decrease) in accrued expenses and other liabilities	979	(1,480)	(896)
Decrease in current and deferred taxes	18,109	—	—
Increase (decrease) in other assets	5,245	(12,558)	(2,171)

Net cash provided by (used in) operating activities	17,624	(1,794)	(12,715)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale of foreclosed real estate	261	—	—
Cash paid to acquire foreclosed real estate	(128)
Capital contributions to subsidiaries	—	(2,155)	—
Cash received on desecuritization of residual mortgage-backed securities	—	11,980	—

Net cash provided by investing activities	133	9,825	—
CASH FLOWS FROM FINANCING ACTIVITIES:
Net (payments) proceeds from other borrowings	(17,873)	(8,459)	12,295
Net proceeds from issuance of common stock	50	303	53

Net cash provided by (used in) financing activities	(17,823)	(8,156)	12,348

Net Decrease In Cash And Cash Equivalents	(66)	(125)	(367)
Cash And Cash Equivalents, Beginning Of Year	441	566	933

Cash And Cash Equivalents, End Of Year	$375	$441	$566

19. Quarterly Results of Operations (Unaudited)

    The following is a summary of quarterly results for the years ended December 31.

2000	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In thousands, except per share data which reflect the June 2001 1:5 reverse stock split)
Interest income	$11,460	$11,955	$9,732	$8,372
Interest expense	7,331	7,728	7,068	6,319
Provision for estimated loan losses	—	—	716	2,194
Noninterest income (loss)	1,106	2,831	(4,012)	(2,061)
Net earnings (loss)	(774)	125	(11,211)	(8,922)
Earnings (loss) per share:
Basic	(0.58)	0.09	(8.41)	(6.68)
Diluted	(0.58)	0.09	(8.41)	(6.68)
1999	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In thousands, except per share data which reflect the June 2001 1:5 reverse stock split)
Interest income	$11,329	$12,696	$10,432	$11,921
Interest expense	5,783	6,565	6,156	7,073
Provision for estimated loan losses(2)	458	1,750	430	2,744
Noninterest income (loss)(3)	2,609	5,598	6,336	(29,563)
Net earnings (loss)(1)	684	1,759	1,037	(21,319)
Earnings (loss) per share:
Basic	0.52	1.34	0.79	(16.22)
Diluted	0.52	1.34	0.79	(16.22)

    During the quarter ended September 30, 2000, the Company sold $121.7 million in loans resulting in a loss of $3.5 million. The Company also made a lower of cost or market adjustment of $1.7 million on the transfer of loans held for sale to held for investment.

    During the fourth quarter of 2000, the Company increased loan loss provision by $2.1 million, the value of the participation contract was written down by $3.8 million, and a valuation allowance of approximately $9.9 million was recorded against the deferred tax asset.

    During the quarter ended December 31, 1999, transactions consisted of:

    (1) On December 31, 1999, the Company sold its residual mortgage-backed securities resulting in a one-time pre-tax loss of $29.1 million.

    (2) The Company recorded a provision for loan losses of $2.7 million.

    (3) The Company recorded an unrealized loss in its loans held for sale portfolio of $3.0 million related to lower of cost or market adjustments.

20. Subsequent Events

    In the first quarter of 2001, the Company sold its mortgage servicing rights on approximately $526 million in loans serviced for third-party investors. This sale is consistent with the Company's strategy to reduce risk in the balance sheet and will give the Company the opportunity to focus more of its efforts on their community banking strategy. The sale resulted in the transfer of $5.5 million in mortgage servicing rights and the Company expects to realize its net book value for the mortgage servicing rights sold after transaction costs.

    In January 2001, the Company received notice from NASDAQ that is had failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days. Therefore, the Company has until April 5, 2001 to regain compliance or its common stock may be delisted.

    On June 7, 2001, the Company effected a 1:5 reverse stock split. All share and per share amounts included in the accompanying consolidated financial statements have been restated to reflect the stock split.

ITEM 9. CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

    As reported in the Company's Form 8-K dated October 14, 1999, Deloitte & Touche LLP resigned as the Company's independent accountant on October 7, 1999. During the Company's three most recent fiscal years up to and through October 7, 1999, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

    Deloitte & Touche LLP's reports on the Company's financial statements for the fiscal year ended December 31, 1998, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    During the Company's three most recent fiscal years up to and through October 7, 1999, Deloitte & Touche LLP did not advise the Company of any "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

    As reported in the Company's Form 8-K dated October 22, 1999, Grant Thornton LLP was engaged as the Company's independent accountants for the fiscal year ended December 31, 1999, to audit the Company's financial statements.

PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

    The information relating to Directors and Executive Officers of the Registrant is incorporated herein by reference to the Registrant's Proxy Statement for the Annual Meeting of Stockholders to be held on May 24, 2001, which will be filed with the Securities and Exchange Commission within 120 days after the end of the Registrant's fiscal year.

ITEM 11. EXECUTIVE COMPENSATION

    The information relating to executive compensation and directors' compensation is incorporated herein by reference to the Registrant's Proxy Statement for the Annual Meeting of Stockholders to be held on May 24, 2001, excluding the Stock Performance Graph and Compensation Report. The Proxy Statement will be filed within 120 days after the end of the Registrant's fiscal year.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The information relating to security ownership of certain beneficial owners and management is incorporated herein by reference to the Registrant's Proxy Statement for the Annual Meeting of Stockholders to be held on May 24, 2001, which will be filed within 120 days after the end of the Registrant's fiscal year.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The information relating to certain relationships and related transactions is incorporated herein by reference to the Registrant's Proxy Statement for the Annual Meeting of Stockholders to be held on May 24, 2001, which will be filed within 120 days after the end of the Registrant's fiscal year.

PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

(a)
The following documents are filed as a part of this report:

(1)
Consolidated Financial Statements of the Company are included herein at Item 8.

(2)
All schedules are omitted because they are not required or applicable, or the required information is shown in the consolidated financial statements or the notes thereto.

(3)
Exhibits

(a)
The following exhibits are filed as part of this report:

3.1
Certificate of Incorporation of LIFE Financial Corporation*

3.2
Bylaws of LIFE Financial Corporation

4.0
Stock Certificate of LIFE Financial Corporation*

21.0
Subsidiary information is incorporated herein by reference to "Part I—Subsidiaries"

23.1
Consent of Deloitte & Touche LLP

23.2
Consent of Grant Thornton LLP

    (b)
    Reports on Form 8-K

*
Incorporated herein by reference from the Exhibits on Registration Statement Form S-4, filed on January 27, 1997 (Registration No. 333-20497).

SIGNATURES

    Pursuant to the requirements of Section 13 the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE FINANCIAL CORPORATION
By:	/s/ STEVEN R. GARDNER Steven R. Gardner President and Chief Executive Officer

DATED: November 29, 2001

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Report has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STEVEN R. GARDNER Steven R. Gardner	President and Chief Executive Officer	November 29, 2001
/s/ ROY L. PAINTER Roy L. Painter	Executive Vice President and Chief Financial Officer (principal financial and accounting officer)	November 29, 2001
/s/ RONALD G. SKIPPER Ronald G. Skipper	Chairman of the Board and Director	November 29, 2001
/s/ JOHN D. GODDARD John D. Goddard	Director	November 29, 2001
/s/ MILTON E. JOHNSON Milton E. Johnson	Director	November 29, 2001
/s/ EDGAR C. KELLER Edgar C. Keller	Director	November 29, 2001
/s/ KENT G. SNYDER Kent G. Snyder	Director	November 29, 2001

EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 333-51425 of LIFE Financial Corporation on Form S-8 of our report dated March 26, 1999 (June 7, 2001 as to the effects of the reverse stock split described in Note 20), appearing in this Annual Report on Form 10-K/A of LIFE Financial Corporation for the year ended December 31, 2000.

                      /s/ Deloitte & Touche LLP

Costa Mesa, California
November 29, 2001

EXHIBIT 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We have issued our reports dated March 16, 2001 (except for Note 20, as to which the date is June 7, 2001), accompanying the consolidated financial statements included in the Annual Report of Life Financial Corporation included in Form 10-K/A for the year ended December 31, 2000. We herby consent to the incorporation by reference of said reports in the Registration Statement of Life Financial Corporation on Form S-8 (File No. 333-51425).

                      /s/ Grant Thornton LLP

Irvine, California
November 29, 2001

Appendix C

United States Securities and Exchange Commission
Washington, DC 20549

FORM 10-Q

/x/	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2001

Commission File Number 0-22193

LIFE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	33-0743196 (I.R.S. Employer Identification No.)
10540 MAGNOLIA AVENUE, RIVERSIDE, CALIFORNIA (Address of principal executive offices)	92505 (Zip Code)

(909) 637 - 4000
(Registrant's telephone number, including area code)

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /x/  No / /

APPLICABLE ONLY TO CORPORATE ISSUERS:

    Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 1,333,572 shares of common stock, par value $0.01 per share, were outstanding as of November 9, 2001.

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES
FORM 10-Q
INDEX
FOR THE QUARTER ENDED SEPTEMBER 30, 2001

ii

Item 1. Financial Statements.

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands)

	September 30, 2001 (Unaudited)	December 31, 2000
ASSETS
Cash and due from banks	$9,286	$7,810
Federal funds sold	—	730

Cash and cash equivalents	9,286	8,540
Securities held under repurchase agreements	—	25,000
Investment securities available for sale	32,138	42,370
Loans held for sale	5,924	—
Loans held for investment, net of allowance for loan losses of $4,679 in 2001 and $5,384 in 2000, respectively	207,687	316,724
Mortgage servicing rights	109	5,652
Accrued interest receivable	1,811	3,187
Foreclosed real estate	5,579	1,683
Premises and equipment	2,067	3,100
Current tax receivable	—	202
Deferred income taxes	—	901
Participation contract	4,429	4,429
Other assets	2,493	2,633

TOTAL ASSETS	$271,523	$414,421

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposit accounts
Non-interest bearing	$8,229	$9,858
Interest bearing	249,585	335,235
Borrowings	—	47,120
Subordinated debentures	1,500	1,500
Accrued expenses and other liabilities	2,368	6,808

Total liabilities	261,682	400,521

STOCKHOLDERS' EQUITY
Common stock, $.01 par value; 25,000,000 shares authorized; 1,333,572 and 1,333,687 shares issued and outstanding at September 30, 2001 and December 31, 2000, respectively	13	13
Additional paid-in capital	42,628	42,629
Accumulated deficit	(32,904)	(28,912)
Accumulated other comprehensive income	104	170

Total stockholders' equity	9,841	13,900

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$271,523	$414,421

Accompanying notes are an integral part of these consolidated financial statements.

1

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

(UNAUDITED)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2001	September 30, 2000	September 30, 2001	September 30, 2000
INTEREST INCOME:
Loans	$5,148	$8,810	$17,752	$30,749
Other interest-earning assets	642	921	2,022	2,399

Total interest income	5,790	9,731	19,774	33,148
INTEREST EXPENSE:
Interest-bearing deposits	3,392	6,610	12,462	19,806
Other borrowings	347	405	993	2,164
Subordinated debentures	53	53	157	158

Total interest expense	3,792	7,068	13,612	22,128

NET INTEREST INCOME	1,998	2,663	6,162	11,020
PROVISION FOR LOAN LOSSES	959	716	2,166	716

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,039	1,947	3,996	10,304
NONINTEREST INCOME (LOSS):
Loan servicing and mortgage banking fee income	333	2,351	1,572	5,890
Bank and other fee income	152	150	498	413
Net gain (loss) from loan sales	72	(5,798)	465	(5,887)
Net gain(loss) on investment securities	327	(1,025)	871	(1,025)
Other income(loss)	97	(65)	624	159

Total noninterest income(loss)	981	(4,387)	4,030	(450)
NONINTEREST EXPENSE:
Compensation and benefits	1,213	2,778	4,156	9,270
Premises and occupancy	628	1,100	1,967	3,399
Data processing	167	186	579	836
Net loss on foreclosed real estate	44	256	185	319
Other expense	1,737	2,383	4,165	6,267

Total noninterest expense	3,789	6,703	11,052	20,091

LOSS BEFORE INCOME TAXES	(1,769)	(9,143)	(3,026)	(10,237)
PROVISION FOR INCOME TAXES	966	2,068	966	1,623

NET LOSS	$(2,735)	$(11,211)	$(3,992)	$(11,860)

(LOSS) PER SHARE:
Basic (loss) per share	$(2.05)	$(8.41)	$(2.99)	$(8.89)
Diluted (loss) per share	$(2.05)	$(8.41)	$(2.99)	$(8.89)
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	1,333,572	1,333,687	1,333,636	1,333,632
Diluted	1,333,572	1,333,687	1,333,636	1,333,632

Accompanying notes are an integral part of these consolidated financial statements.

2

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS

(Dollars in thousands)

(UNAUDITED)

	Common Stock				Accumulated Other Comprehensive Income
			Additional Paid-in Capital	Accumulated Deficit		Comprehensive Loss	Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2000	1,333,687	$13	$42,629	$(28,912)	$170		$13,900
Comprehensive loss
Net loss	—	—	—	(3,992)	—	$(3,992)	(3,992)
Reversal of unrealized gains on investments, net of tax of $79	—	—	—	—	(66)	(66)	(66)

Total comprehensive loss	—	—	—	—	—	$(4,058)	—

Common Stock Repurchase	(115)	—	(1)	—	—		(1)

Balance at September 30, 2001	1,333,572	$13	$42,628	$(32,904)	$104		$9,841

Accompanying notes are an integral part of these consolidated financial statements

3

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(Dollars in thousands)

	Nine Months Ended September 30,
	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(3,992)	$(11,860)
Adjustments to net loss
Depreciation and amortization	970	1,579
Provision for loan losses	2,166	716
Loss on sale and provision for losses on premises and equipment	—	724
Loss on sale, provision, and write-down of foreclosed real estate	1,350	467
Net unrealized and realized (gains)/losses and accretion on investment securities, residual mortgage-backed securities, participation contract and related mortgage servicing rights	(151)	1,106
Change in allowance on mortgage servicing rights	—	(576)
Loss on sale and securitization of loans held for sale	—	4,639
Gain on sale of investment securities available for sale	(871)	—
Purchase and origination of loans held for sale	—	(450,497)
Proceeds from the sales of and principal payments from loans held for sale	1,268	489,235
Write-down of loans transferred to held for investment	(15)	1,688
Change in current and deferred income tax receivable	1,103	19,705
Decrease in accrued expenses and other liabilities	(4,440)	(17,713)
Federal Home Loan Bank stock dividend	(143)	(160)
Decrease in other assets	1,515	5,773

Net cash (used in) provided by operating activities	(1,240)	44,826

CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from sale and principal payments on loans held for investment	123,090	45,735
Purchase and origination of loans held for investment	(31,940)	—
Gain on sale of loans held for investment	(132)	—
Principal payments on securities	1,112	51,691
Proceeds from sale of foreclosed real estate	3,429	1,389
Purchase of securities	(49,596)	(64,605)
Proceeds from sale or maturity of securities	59,830	—
Cash received on residual assets	—	356
Proceeds from sale of mortgage servicing rights	5,508	—
Decrease in securities held under repurchase agreements	25,000	—
Decrease (increase) in premises and equipment	98	(312)
Purchase of FHLB stock	(14)	—

Net cash provided by investing activities	136,385	34,254

CASH FLOW FROM FINANCING ACTIVITIES
Net decrease in deposit accounts	(87,279)	(59,932)
Proceeds from (repayment of) other borrowings	(27,120)	12,460
Repayment of FHLB advances	(20,000)	—
Net proceeds from issuance of common stock	—	50

Net cash (used in) provided by financing activities	(134,399)	(47,422)

NET INCREASE IN CASH AND CASH EQUIVALENTS	746	31,658
CASH AND CASH EQUIVALENTS, beginning of period	8,540	20,315

CASH AND CASH EQUIVALENTS, end of period	$9,286	$51,973

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest paid	$13,960	$21,941

Income taxes paid	$—	$73

NONCASH INVESTING ACTIVITIES DURING THE PERIOD:
Loan Transfers—Loans held for sale to (from) held for investment	$(9,251)	$253,597

Transfers from loans to foreclosed real estate	$8,676	$977

Accompanying notes are and integral part of these consolidated financial statements.

4

LIFE FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2001

(UNAUDITED)

Note 1—Basis of Presentation

    The consolidated financial statements include the accounts of LIFE Financial Corporation (the "Company") and its subsidiaries, LIFE Bank (formerly Life Savings Bank, Federal Savings Bank), (the "Bank"), Life Financial Insurance Services, Inc. and Life Investment Holdings, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.

    In the opinion of management, the unaudited consolidated financial statements contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company's financial position as of September 30, 2001 and December 31, 2000, and the results of its operations and its cash flows for the three and nine months ended September 30, 2001 and 2000. Operating results for the three and nine months ended September 30, 2001, are not necessarily indicative of the results that may be expected for any other interim period or the full year ending December 31, 2001.

    Certain information and note disclosures normally included in financial statements prepared in accordance with Generally Accepted Accounting Principles ("GAAP") have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

    Certain amounts reflected in the 2000 consolidated financial statements have been reclassified where practicable, to conform to the presentation for 2001.

    In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as ether assets or liabilities in the balance sheet and measure those derivatives at fair value. The accounting for the gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. In May 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities—Deferral of the Effective Date of SFAS No. 133," that amends SFAS No. 133 and defers the effective date to fiscal years beginning after June 15, 2000. The adoption of SFAS No. 133 did not have a material impact on the Company's results of operations or financial position.

    In addition, in June 2001, the FASB issued SFAS No. 141 (FAS 141), Business Combinations, and SFAS No. 142 (FAS 142), Goodwill and Other Intangible Assets. FAS 141, effective June 30, 2001, requires that all business combinations initiated after June 30, 2001 be accounted for under the purchase method of accounting; the use of the pooling-of-interests method of accounting is eliminated. FAS 141 also establishes how the purchase method is to be applied for business combinations completed after June 30, 2001. This guidance is similar to previous generally accepted accounting principles (GAAP). However, FAS 141 establishes additional disclosure requirements for transactions occurring after the effective date. The adoption of this standard is not expected to have a material effect on the Company's financial condition, results of operations and cash flows.

5

    FAS 142 eliminates amortization of goodwill associated with business combinations completed after June 30, 2001. During a transition period from July 1, 2001 through December 31, 2001, goodwill associated with business combinations completed prior to July 1, 2001 will continue to be amortized through the income statement. Effective January 1, 2002, all goodwill amortization expense will cease and goodwill be assessed (at least annually) for impairment at the reporting unit level by applying a fair-value based test. FAS 142 also provides additional guidance on acquired intangibles that should be separately recognized and amortized, which could result in the recognition of additional intangible assets, as compared with previous GAAP. The adoption of this standard is not expected to have a material effect on the Company's financial condition, results of operations and cash flows.

Note 2—Regulatory Matters

    On September 25, 2000, the Company consented to the issuance of an Order to Cease and Desist (the "Order") by the Office of Thrift Supervision (the "OTS") which requires that the Company, among other things, contribute $5.2 million to the capital of the Bank, not later than December 31, 2000, subject to extension by the OTS.

    Also, on September 25, 2000, the Bank entered into a Supervisory Agreement with the OTS that requires the Bank, among other things, to achieve a core capital of at least 6.0% and a total risk-based capital of at least 11.0% by March 31, 2001. In calculating these ratios, the Bank must double risk weight the amount of all loans, in excess of capital, that are secured by owner-occupied 1-4 family residential property with a loan-to-value (LTV) ratio of 90% or greater unless the loan has appropriate credit support. Additionally, the Bank must risk weight all subprime loans it holds at double the regularly prescribed risk weighting.

    In March 2001, the OTS issued a Prompt Corrective Action Directive (the "PCA Directive") requiring the Bank, among other things, to raise sufficient capital through securities issuance to achieve the following capital levels by June 30, 2001: Total risk-based capital of 8.0%; Tier 1 risk-based capital of 4.0%; and Leverage ratio of 4.0%, or as an alternative, to recapitalize by merging or being acquired prior to September 30, 2001.

    The additional $5.2 million capital contribution has not been raised. Since the Bank has failed to raise the capital, the OTS and the Bank have entered into a Marketing Assistance Agreement and Consent to the Appointment of a Conservator or Receiver as of October 25, 2001.

6

    The Bank's capital amounts and ratios are presented in the following table:

	Actual		To be adequately capitalized under the Prompt Corrective Action Directive:		Individual Minimum Capital required under the Supervisory Agreement
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(dollars in thousands)
At September 30, 2001
Total Capital (to risk-weighted assets)	$13,954	5.59%	$19,965	8.00%	$27,452	11.00%
Core Capital (to adjusted tangible assets)	10,834	4.00%	10,836	4.00%	16,253	6.00%
Tangible Capital (to tangible assets)	10,834	4.00%	N.A.	N.A.	N.A.	N.A.
Tier 1 Capital (to risk-weighted assets)	13,954	4.34%	9,982	4.00%	N.A.	N.A.
At December 31, 2000
Total Capital (to risk-weighted assets)	$16,518	6.99%	$18,904	8.00%	$29,400	11.00%
Core Capital (to adjusted tangible assets)	17,968	4.33%	16,616	4.00%	24,924	6.00%
Tangible Capital (to tangible assets)	17,968	4.33%	N.A.	N.A.	N.A.	N.A.
Tier 1 Capital (to risk-weighted assets)	13,539	5.73%	9,452	4.00%	N.A.	N.A.

    The September 30, 2001 capital ratios are calculated using double risk weighting for certain high loan to value residential and subprime loans in accordance with the Supervisory Agreement.

Note 3—Loss Per Share

    The table below sets forth the Company's loss per share calculations for the three and nine months ended September 30, 2001 and 2000.

    Basic loss per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per share is computed by dividing income available to common stockholders including common stock equivalents, such as outstanding stock options by the weighted-average number of common shares outstanding for the period. The computations for loss per share assuming dilution for the three months ended September 30, 2000 and 2001 were anti-dilutive. The outstanding shares for three and nine months ending September 30, 2000 have been adjusted for the one for five reverse stock split approved by the shareholders at the June 7, 2001 Annual Meeting of Stockholders.

7

    Loss per share reconciliation is as follows (dollars in thousands, except per share data):

	For the Three Months Ended September 30,
	2001			2000
	Net Loss	Shares	Per Share Amount	Net Loss	Shares	Per Share Amount
Net Loss	$(2,735)			$(11,211)

Basic EPS Loss
Available to common Stockholders	$(2,735)	1,333,572	$(2.05)	$(11,211)	1,333,687	$(8.41)
Effect of Dilutive Stock Options	—	—		—	—

Diluted EPS Loss
Available to common stockholders plus assumed conversions	$(2,735)	1,333,572	$(2.05)	$(11,211)	1,333,687	$(8.41)

	For the Nine Months Ended September 30,
	2001			2000
	Net Loss	Shares	Per Share Amount	Net Loss	Shares	Per Share Amount
Net Loss	$(3,992)			$(11,860)

Basic EPS Loss
Available to common Stockholders	$(3,992)	1,333,636	$(2.99)	$(11,860)	1,333,632	$(8.89)
Effect of Dilutive Stock Options	—	—	—	—

Diluted EPS Loss
Available to common stockholders plus assumed conversions	$(3,992)	1,333,636	$(2.99)	$(11,860)	1,333,632	$(8.89)

8

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

FORWARD-LOOKING STATEMENTS

    The following presents management's discussion and analysis of the consolidated financial condition and operating results of the Company for the nine and three months ended September 30, 2001 and 2000. The discussion should be read in conjunction with the Company's Management's Discussion and Analysis included in both the Quarterly Report on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 and the 2000 Annual Report on Form 10-K, plus the unaudited consolidated financial statements and the notes thereto appearing elsewhere in this report.

    The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) Changes in the performance of the financial markets, (2) Changes in the demand for and market acceptance of the Company's products and services, (3) Changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company's policies, (5) the continued availability of adequate funding sources, (6) actual prepayment rates and credit losses as compared to prepayment rates and credit losses assumed by the Company for purposes of its valuation of mortgage derivative securities (the "participation contract"), (7) the effect of changes in market interest rates on the spread between the coupon rate and the pass through rate and on the discount rate assumed by the Company in its valuation of its participation contract, and (8) various legal, regulatory and litigation risks.

GENERAL

    The Company, a Delaware corporation organized in 1997, is a savings and loan holding company that owns 100% of the capital stock of the Bank, the Company's principal operating subsidiary. The Company's primary business is community retail banking and real estate lending.

    The Bank was founded in 1983 as a state chartered savings and loan and became a federally chartered stock savings bank in 1991. The Bank is a member of the Federal Home Loan Bank of San Francisco ("FHLB"), which is a member bank of the Federal Home Loan Bank System. The Bank's deposit accounts are insured up to the $100,000 maximum amount currently allowable under federal laws by the Savings Association Insurance Fund ("SAIF"), which is a separate insurance fund administered by the Federal Deposit Insurance Corporation ("FDIC"). The Bank is subject to examination and regulation by the Office of Thrift Supervision ("OTS") and the FDIC. The Bank is further subject to regulations of the Board of Governors of the Federal Reserve System ("FRB") concerning reserves required to be maintained against deposits and certain other matters.

    The Bank operates five full-service branches located in our market area of San Bernardino, Riverside, and Orange Counties, California. The Bank offers a variety of products and services for consumers and small businesses, which include checking, savings and money market accounts as well as certificates of deposit. The Bank originates and purchases conforming and jumbo prime credit quality real estate secured loans through a network of approved mortgage brokers within the state of California. Additionally, the Bank originates residential construction loans on a retail basis in Southern California. The Bank funds its lending activities primarily with retail deposits obtained through its branches and advances from the FHLB of San Francisco. Advances from the FHLB need to be approved by their credit committee and are limited to overnight borrowings.

9

    The Company's principal sources of income are the net spread between interest earned and the interest costs associated with deposits and other borrowings used to finance its loans and investment portfolio.

FINANCIAL CONDITION

    Total assets of the Company were $271.5 million at September 30, 2001 compared to $414.4 million at December 31, 2000. The $142.9 million decrease in total assets from December 31, 2000 was primarily a result of a $103.1 million decrease in the loan portfolio.

Investment Securities

    A summary of the Company's securities as of September 30, 2001 and December 31, 2000 is as follows (dollars in thousands):

	September 30, 2001
	Amortized Cost	Unrealized Gain	Unrealized Loss		Estimated Market Value
Securities Available for Sale:
Mortgage-Backed Securities	$9,896	$113	$		$10,009
Mutual Funds	19,022	36		—	19,058
Other Securities	3,071	—		—	3,071

	$31,989	$149		$—	$32,138

	December 31, 2000
	Amortized Cost	Unrealized Gain	Unrealized Loss	Estimated Market Value
Securities Available for Sale:
Mortgage-Backed Securities	$39,160	$322	$(27)	$39,455
Other Securities	2,915	—	—	2,915

	$42,075	$322	$(27)	$42,370

Loans

    Loans totaled $213.6 million at September 30, 2001, including $5.9 million in loans held for sale, compared to $316.7 million at December 31, 2000, or a decrease of $103.1 million. The decrease includes loans sold of $29.3 million resulting in a gain of approximately $132,000. Additionally, the Bank originated $9.4 million in loans during the nine months ending September 30, 2001. Together with loan purchases of $11.5 million, total loan production for the nine months ending September 30, 2001 was $20.9 million with principal repayments totaling $93.5 million.

    For the nine months ending September 30, 2000, the Bank originated $200.1 million in loans. The Bank's loan production total for the nine months ending September 30, 2000 was $444.0 million and included $243.9 million of purchased loans. Loan sales totaled $464.8 million for the nine months ending September 30, 2000.

    The reduction in loan production is the result of ceasing the origination of loans for sale and of the Bank's stated intent to originate higher credit quality loans and to eliminate subprime originations. The reduction in loans and in new loan production was partially the result of management's efforts to comply with the Prompt Corrective Action Directive issued by the Office of Thrift Supervision on March 23, 2001.

10

    A summary of the Company's loan originations and sales for the nine months ended September 30, 2001 and 2000 are as follows (dollars in thousands):

	For the Nine Months ended
	September 30, 2001	September 30, 2000
Beginning balance, gross	$335,266	$458,556
Loans originated:
One to four family	6,888	165,695
Construction loans	1,557	24,338
Other loans	1,003	10,088

Total loans originated	9,448	200,121
Loans purchased	11,502	243,912

Subtotal—Production	20,950	444,033

Total	356,216	902,589
Less:
Principal repayments	93,508	73,756
Charge-offs	2,871
Sales of loans	29,343	464,791
Transfers to REO	8,676	977

Ending balance, gross	221,818	363,065
Loans in process, loan fees	(3,528)	(16,934)
Allowance for loan losses	(4,679)	(3,326)

Total Loans receivable, net	213,611	342,805
Less: Loans held for sale	5,924	—

Loans held for investment	$207,687	$342,805

Allowance for Loan Losses

    For the nine months ended September 30, 2001, the Company made a $2.2 million provision for loan losses compared to a $716 thousand provision during the nine months ended September 30, 2000.

    Allowance for loan losses totaled $4.7 million and $5.4 million at September 30, 2001 and December 31, 2000, respectively. The September 30, 2001 allowance for loan losses as a percent of total impaired loans was 26.64%, compared to 20.18% at December 31, 2000. Impaired loans, as a percent of gross loans was 7.92% at September 30, 2001, compared to 7.96% at December 31, 2000.

    The Company's determination of the level of the allowance for loan losses and correspondingly, the provision for loan losses, rests upon various judgments and assumptions, including current economic conditions, loan portfolio composition, prior loan loss experience and industry trends. Given the composition of the Company's loan portfolio, the $4.7 million allowance for loan losses was considered adequate to cover losses inherent in the Company's loan portfolio at September 30, 2001. However, no assurance can be given that the Company will not, in any particular period, sustain loan losses that exceed the amount reserved, or that subsequent evaluation of the loan portfolio, in light of the prevailing factors, including economic conditions which may adversely affect the Company's or the Bank's service area or other circumstances, will not require significant increases in the loan loss allowance. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additional provisions to increase the allowance or take charge-offs in anticipation of future losses.

11

    The table below summarizes the activity of the Company's allowance for loan losses for the three and nine months ended September 30, 2001 and 2000 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2001	2000	2001	2000
Balance, beginning of period	$4,143	$2,710	$5,384	$2,749
Provision for loan losses	959	716	2,166	716
Recoveries	121	12	300	12
Charge-offs	(544)	(112)	(3,171)	(151)

Net charge-offs	(423)	(100)	(2,871)	(139)

Balance, end of period	$4,679	$3,326	$4,679	$3,326

Composition of Impaired Assets

    The table below summarizes the Company's composition of impaired assets as of the dates indicated:

	At September 30, 2001	At December 31, 2000
Impaired loans(1):
One to four family	$14,252	$24,764
Multi-family	66	67
Construction	2,530	2,184
Commercial	686	—
Other loans	29	55
Specific Allowance	(1,493)	(386)

Total impaired loans	16,070	26,684
REO	5,579	1,683
Participation Contract	4,429	—

Total impaired assets	$26,078	$28,367

Allowance for loan losses as a percent of gross loans	2.11%	1.61%
Allowance for loan losses as a percent of total impaired loans	26.64%	20.18%
Impaired loans as a percent of gross loans receivable	7.92%	7.96%
Impaired assets as a percent of total assets	9.60%	6.84%

(1)
Impaired loans consisted of all loans 90 days past due and foreclosures in process less than 90 days past due of $1.4 million and $4.5 million at September 30, 2001 and December 31, 2000, respectively. Also included in the September 30, 2001 impaired assets are $2.1 million in construction and commercial loans that are not past due but have been deemed impaired for reasons other than delinquency.

12

Participation Contract

    The Bank continues to carry the Participation Contract at $4.4 million, which was the value presented in the December 31, 2000 financial statement. The Bank does not believe there is an active market for this type of asset and has determined the estimated fair value utilizing a cash flow model which determines the present value of the estimated expected cash flows from this contract using a 40% discount rate which the Bank believes is commensurate with the risks involved. Additionally, the Bank is not accreting the discount, at this time, due to the significant uncertainty surrounding the asset.

Liabilities and Stockholders' Equity

    Total liabilities of the Company decreased from $400.5 million at December 31, 2000 to $261.7 million at September 30, 2001. The decrease was primarily from decreases in deposits and reduced borrowing requirements.

    Total Bank deposits at September 30, 2001 was $257.8 million, compared to $345.1 million at December 31, 2000. The 25.30% decrease in deposits from December 31, 2000 is primarily due to decreases in wholesale and broker deposits. The Bank's strategy continues to focus more heavily on increasing retail deposits through the growth of both local consumer and business accounts and to reduce reliance on other borrowings. Previously the Company utilized brokered deposits, but according to the OTS' Prompt Corrective Action guidelines for undercapitalized institutions, the Bank cannot renew existing brokered deposits. At September 30, 2001, all brokered deposits have matured and the accounts have been closed.

    There were no other borrowings as of September 30, 2001 compared to $47.1 million at December 31, 2000. The $47.1 million decrease is due to reduced borrowing requirements with the decrease in loans.

RESULTS OF OPERATIONS

    Results for the quarter and year-to-date ended September 30, 2001 are compared to the quarter and year-to-date ended September 30, 2000 below.

Highlights for the three and nine months ended September 30, 2001 and 2000:

    The Company reported a net loss of $2.7 million for the quarter ended September 30, 2001, or $2.05 loss per share, compared with net loss of $11.2 million, or $8.41 loss per share for the quarter ended September 30, 2000. Net loss year-to-date for 2001 is $4.0 million, or $2.99 loss per share, compared to net loss of $11.9 million, or $8.89 loss per share, for the nine months ended September 30, 2000.

    The loss of $2.7 million for the quarter ended September 30, 2001 included a $507,000 expense accrual for various potential liabilities and a $970,000 writeoff of the Company's deferred tax asset. For the nine months ended September 30, 2001 the loss of $4.0 million included one-time gain of $871,000 from the sale of investment securities, $102,000 from the sale of servicing rights, and $132,000 from the sale of subprime loans.

    For the three and nine months ended September 30, 2001, the Company's noninterest expense decreased in comparison to the three and nine months ended September 30, 2000, by $3.9 million and $9.0 million, respectively. The decrease in noninterest expense is consistent with the reduction in the scale of operations and is a result of efforts by management to gain efficiencies.

13

Net Interest Income:

    The Company's net interest income before provision for credit losses decreased 25.0% to $2.0 million during the three months ended September 30, 2001, compared to $2.7 million for the three months ended September 30, 2000. Additionally, net interest income for the nine months ended September 30, 2001 decreased $4.9 million from September 30, 2000. The decline is primarily due to the decrease in loans outstanding and loan yield. Average loans for the nine months ending September 30, 2001 decreased $179.9 million from the same prior year period. Additionally, the average loan yield was 23 basis points lower during the nine months ended September 30, 2001 as compared to the same period in 2000.

    For the three months ending September 30, 2001, the Company's net interest margin was 2.86% as compared to a net interest margin of 2.30% during the same period in 2000. The change in the Company's net interest margin was primarily due to the increase in loan yield of 37 basis points. Average interest bearing deposits cost was 5.14% for the quarter ended September 30, 2001 as compared to 6.06% for the quarter ended September 30, 2000. For the nine months ending September 30, 2001, the Company's net interest margin was 2.64% as compared to a net interest margin of 3.01% during the same period in 2000.

    The following table sets forth the Company's average balance sheets (unaudited), and the related weighted average yields and costs on average interest-earning assets and interest-bearing liabilities, for the three months ended September 30, 2001 and 2000.

14

    The yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods shown. Average balances are measured on a daily basis. The yields and costs include fees that are considered adjustments to yields.

	Three Months Ended September 30, 2001			Three Months Ended September 30, 2000
	Average Balance	Interest	Average Annualized Yield/Cost	Average Balance	Interest	Average Annualized Yield/Cost
(Dollars in thousands)	(unaudited)			(unaudited)
Assets
Interest-earning assets:
Cash and cash equivalents	$14,814	$152	4.10%	$1,406	$54	15.36%
Federal funds sold	458	3	2.98%	3,706	63	6.80%
Investment securities	36,745	487	5.30%	52,642	804	6.12%
Loans receivable	227,547	5,148	9.05%	405,962	8,810	8.68%

Total interest-earning assets	279,564	5,790	8.29%	463,716	9,731	8.40%
Non-interest-earning assets	19,640			48,542

Total assets	$299,204			$512,258

Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits	$26,280	89	1.36%	$31,534	$170	2.16%
Certificate accounts	237,613	3,303	5.56%	405,110	6,440	6.36%

Total interest-bearing deposits	263,893	3,392	5.14%	436,644	6,610	6.06%
Other borrowings	19,348	347	7.18%	24,194	405	6.68%
Subordinated debentures	1,500	53	14.01%	1,500	53	14.01%

Total interest-bearing liabilities	284,741	3,792	5.33%	462,338	7,068	6.12%

Non-interest-bearing liabilities	2,513			17,561

Total liabilities	287,254			479,899
Equity	11,950			32,359

Total liabilities and equity	$299,204			$512,258

Net interest income		$1,998			$2,663

Net interest rate spread			2.96%			2.28%

Net interest margin			2.86%			2.30%

Ratio of interest-earning assets to interest-bearing liabilities			98.18%			100.34%

    The following table sets forth the Company's average balance sheets (unaudited), and the related weighted average yields and costs on average interest-earning assets and interest-bearing liabilities, for the nine months ended September 30, 2001 and 2000.

15

    The yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods shown. Average balances are measured on a daily basis. The yields and costs include fees that are considered adjustments to yields.

	Nine Months Ended September 30, 2001			Nine Months Ended September 30, 2000
	Average Balance	Interest	Average Annualized Yield/Cost	Average Balance	Interest	Average Annualized Yield/Cost
(Dollars in thousands)	(unaudited)			(unaudited)
Assets
Interest-earning assets:
Cash and cash equivalents	$25,662	$945	4.91%	$2,532	$223	11.74%
Federal funds sold	459	15	4,30%	3,027	205	9.03%
Investment securities	24,608	1,062	5.75%	41,837	1,971	6.28%
Loans receivable	261,044	17,752	9.07%	440,900	30,749	9.30%

Total interest-earning assets	311,773	19,774	8.46%	488,296	33,148	9.05%
Non-interest-earning assets	23,346			58,595

Total assets	$335,119			$546,891

Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits	$26,786	301	1.50%	$31,993	$524	2.18%
Certificate accounts	267,412	12,161	6.06%	419,803	19,282	6.12%

Total interest-bearing deposits	294,198	12,462	5.65%	451,796	19,806	5.85%
Other borrowings	20,715	993	6.39%	38,668	2,164	7.46%
Subordinated debentures	1,500	157	14.01%	1,500	158	14.04%

Total interest-bearing liabilities	316,413	13,612	5.74%	491,964	22,128	6.00%

Non-interest-bearing liabilities	5,602			20,756

Total liabilities	322,015			512,720
Equity	13,104			34,171

Total liabilities and equity	$335,119			$546,891

Net interest income		$6,162			$11,020

Net interest rate spread			2.72%			3.05%

Net interest margin			2.64%			3.01%

Ratio of interest-earning assets To interest-bearing liabilities			98.53%			99.25%

Provision for Loan Losses:

    The provision for loan loss was $2.2 million for the nine months ended September 30, 2001 compared to $716 thousand for the nine months ended September 30, 2000. The increase is comprised of $2.2 million increase in charge-offs, the aforementioned $634 thousand mark-to-market adjustment, partially offset by a reduction in the provision for the decrease in loans outstanding. Additionally, the change in provision for loan loss increased the allowance for loan loss as a percentage of gross loans from 1.61% at year ended December 31, 2000 to 2.11% at nine months ended September 30, 2001.

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Noninterest Income (loss)

    Noninterest income was $981,000 and $4.0 million for the three and nine months ended September 30, 2001 compared to $4.4 million loss and $450,000 loss for the three and nine months ended September 30, 2000, respectively. The $4.4 million loss for the three months ended September 30, 2000 was the result of a $5.8 million loss from the sale of subprime loans, a $1.0 million writedown of the participation contract offset by $2.4 million income from loan servicing and mortgage banking fee income. The $981,000 non-interest income for the three months ended September 30, 2001 resulted from a $327,000 gain from the sale of investment securities and $333,000 of loan servicing income plus other noninterest income.

    The noninterest loss for the nine months ended September 30, 2000 was the result of $5.9 million loss on the sale of subprime loans, a $1.0 million writedown of the participation contract offset by $5.9 million of income from loan servicing and mortgage banking fee income.

    The $4.0 million of noninterest income included $1.6 million of servicing fee income. The $4.2 million decrease in servicing income is primarily the result of the sale of mortgage servicing rights during the first quarter of 2001. The other components of noninterest income were $500,000 of bank and other fee income, $465,000 gain on loan sales, $871,000 gain from the sale of investment securities and $624,000 of other income.

Noninterest Expense

    Noninterest expense was $3.8 million for the three months ended September 30, 2001, which was $2.9 million lower than the same period in 2000. The 43.3% decrease is primarily a result of reduced compensation expense of $1.5 million related to reduction in personnel, and a $507,000 provision for the recording of assignments and reconveyances and other potential liabilities, and a $472 thousand decrease in premises and occupancy expense related to the closure of the mortgage banking offices and a retail branch location during 2000. Noninterest expense for the nine months ended September 30, 2001 was $11.1 million compared to $20.1 million for the nine months ended September 30, 2000.

LIQUIDITY

    The Company's primary sources of funds are principal and interest payments on loans and deposits. While maturities and scheduled amortization of loans are a predictable source of funds, deposit flows and mortgage prepayments are greatly influenced by general interest rates, economic conditions, and competition. However, the Company has continued to maintain the required minimum levels of liquid assets as defined by OTS regulations. This requirement, which may be varied at the direction of the OTS depending upon economic conditions and deposit flows, is based upon a percentage of deposits and short-term borrowings. The Bank's average liquidity ratios were 16.61% and 10.95% for the quarters ended September 30, 2001 and 2000, respectively.

    The Company's cash flows are comprised of three primary classifications: cash flows from operating activities, investing activities and financing activities. Cash flows (used in) provided by operating activities was ($1.2) million for the nine months ended September 30, 2001, compared to $44.8 million for the nine months ended September 30, 2000. Net cash provided by investing activities was $136.4 million and $34.3 million for the nine months ended September 30, 2001 and 2000, respectively. Cash provided by investing activities during the nine months ended September 30, 2001 was a result of principal collections on loans of $92.2 million, sale of subprime loans of $30.7 million and the decrease in securities held under repurchase agreements of $25 million. Principal collections on loans of $45.7 million offset partially by the net increase in securities of $12.9 million were the primary components of cash provided by investing activities for the nine months ended September 30, 2000. Net cash used in financing activities were $134.4 million and $47.4 million for the nine months ended

17

September 30, 2001 and 2000, respectively. This was due to decreased deposit accounts and Federal Home Loan Bank advances.

    The Company's most liquid assets are unrestricted cash and short-term investments. The levels of these assets are dependent on the Company's operating, lending and investing activities during any given period. At September 30, 2001, cash and short-term investments totaled $9.3 million. The Company has other sources of liquidity if a need for additional funds arises including the utilization of a line of credit at the Federal Home Loan Bank (FHLB) which is limited to overnight advances with new borrowings requiring FHLB credit committee approval.

CAPITAL RESOURCES

    The OTS capital regulations require savings institutions to meet three minimum capital requirements: a 1.5% tangible capital ratio, a 3.0% leverage (core capital) ratio and an 8.0% risk-based capital ratio. The core capital requirement has been effectively increased to 4.0% because the prompt corrective action legislation provides that institutions with less than 4.0% core capital will be deemed "undercapitalized." In addition, the OTS, under the prompt corrective action regulation, can impose various constraints on institutions depending on their level of capitalization ranging from "well capitalized" to "critically undercapitalized."

    Under the Supervisory Agreement, dated September 25, 2000, between the Bank and the OTS, the OTS is requiring the Bank to achieve a minimum individual core capital ratio of 6% and a minimum individual risked-based capital ratio of 11%. In calculating these ratios, the Bank is required to double risk weight all subprime loans and all loans secured by owner-occupied 1-4 family residential property with a loan-to-value (LTV) ratio of 90% or greater unless the loan has appropriate credit support. Appropriate credit support may include mortgage insurance, government guarantee, or readily marketable collateral that reduces the LTV ratio below 90%.

    Additionally, the Supervisory Agreement requires the Company to contribute to the Bank's capital $5.2 million. As of September 30, 2001, the capital infusion has not taken place. The Board of Directors has consented to the appointment of a receiver by the OTS. The basis for the consent is the Bank is significantly undercapitalized, is in violation of the Supervisory Agreement dated September 25, 2000, the Bank is in violation of a Prompt Corrective Action Directive dated March 23, 2001, and the OTS considers the Bank to be in an unsafe and unsound condition. Since the Bank has failed to raise the capital, the OTS and the Bank have entered into a Marketing Assistance Agreement and Consent to the Appointment of a Conservator or Receiver as of October 25, 2001. The Bank has requested forbearance from the appointment of a receiver from the OTS pending the proposed acquisition of the Company as described in Item 4 below. The OTS has not responded to the Bank's request.

18

    The following table reflects the Bank's capital ratios based on ending assets at September 30, 2001 and the related OTS requirements for adequately capitalized:

Dollars in Thousands

	Actual		To be adequately capitalized under the Prompt Corrective Action Directive:		Individual Minimum Capital required under the Supervisory Agreement
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(dollars in thousands)
At September 30, 2001
Total Capital (to risk-weighted assets)	$13,954	5.59%	$19,965	8.00%	$27,452	11.00%
Core Capital (to adjusted tangible assets)	10,834	4.00%	10,836	4.00%	16,253	6.00%
Tangible Capital (to tangible assets)	10,834	4.00%	N.A.	N.A.	N.A.	N.A.
Tier 1 Capital (to risk-weighted assets)	13,954	4.34%	9,982	4.00%	N.A.	N.A.

  a)
  As of September 30, 2001, the Bank did not meet the capital ratios required to be considered adequately capitalized.

  b)
  The percentages and ratios to be "well-capitalized" under prompt and corrective action provisions as issued by the OTS are 5.0% core capital, 10.0% risk-based capital, 6.0% Tier 1 risk-based capital and 2.0% tangible capital.

    As of September 30, 2001, the Bank had outstanding commitments to originate or purchase mortgage loans of $939,000 compared to $1.4 million as of December 31, 2000. Other than commitments to originate or purchase mortgage loans, there were no material changes to the Company's commitments or contingent liabilities as of September 30, 2001 compared to the period ended December 31, 2000 as discussed in the notes to the audited consolidated financial statements of LIFE Financial Corporation for the year ended December 31, 2000 included in the Company's Annual Report on Form 10K.

Item 3. Quantitative and Qualitative Disclosure About Market Risk

Management of Interest Rate Risk

    The principal objective of the Company's interest rate risk management function is to evaluate the interest rate risk included in certain balance sheet accounts, determine the level of appropriate risk given the Company's business focus, operating environment, capital and liquidity requirements and performance objectives and manage the risk consistent with Board approved guidelines through the establishment of prudent asset concentration guidelines. Pursuant to the guidelines, management of the Company seeks to reduce the vulnerability of the Company's operations to changes in interest rates. Management of the Company monitors its interest rate risk as such risk relates to its operating strategies. The Company's Board of Directors reviews on a quarterly basis the Company's asset/liability position. The extent of movement in interest rates, higher or lower, is an uncertainty that could have a negative impact on the earnings of the Company. There has not been a significant change in the Company's interest rate risk during the nine months ending September 30, 2001.

    Between the time the Company originates loans and purchase commitments are issued, the Company is exposed to both upward and downward movements in interest rates which may have a material adverse effect on the Company.

19

Item 4. Subsequent Events

    The Company has entered into an agreement in principle with Vineyard National Bancorp (Vineyard) to acquire Life Financial Corporation through the exchange of Life Financial shares for newly issued Vineyard shares. The transaction is subject to Board of Director, shareholder and regulatory approval, the receipt of fairness opinions from independent financial advisors, and the execution of a definitive agreement. In the event the transaction with Vineyard is not executed, the Board of Directors has consented to the appointment of a receiver by the OTS. The basis for the consent is the Bank is significantly undercapitalized, is in violation of the Supervisory Agreement dated September 25, 2000, the Bank is in violation of a Prompt Corrective Action Directive dated March 23, 2001, and the OTS considers the Bank to be in an unsafe and unsound condition.

PART II. OTHER INFORMATION

Item 1. Legal Proceedings

    There were no material legal proceeding developments during the three-month period ended September 30, 2001.

Item 2. Changes in Securities and Use of Proceeds

    None

Item 3. Defaults Upon Senior Securities

    None

Item 4. Submission of Matters to a Vote of Security Holders

    None

Item 5. Other Information

    None

Item 6. Exhibits and Reports on Form 8-K

    Exhibits

    (a)
    Reports on Form 8K

20

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFE FINANCIAL CORPORATION
November 14, 2001 Date	By:	/s/ STEVEN R. GARDNER Steven R. Gardner President and Chief Executive Officer (principal executive officer)
November 14, 2001 Date	By:	/s/ ROY L. PAINTER Roy L. Painter Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

21

PROXY

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF LIFE FINANCIAL CORPORATION FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 10, 2002

The undersigned stockholder of Life Financial Corporation, a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated            ,    , and hereby appoints [Steven Gardner] and [Roy Painter] or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Life Financial Corporation to be held on Thursday, January 10, 2002 at 10:00 a.m., local time, at Arrowhead Country Club 3433 Parkside Drive, San Bernardino, California, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

/*\  Detach here from proxy voting card.  /*\

You can now access your ABC-1 account online.

Access your ABC-1 shareholder/stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC agent for ABC-1 Investor Services, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.
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You are now ready to log in. To access your account please enter your:
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If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.
•  Certificate History
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• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Please mark your votes as indicated in this example	/x/
	FOR	AGAINST	ABSTAIN
Proposal to authorize the private placement pursuant to which, upon receipt of $12,000,000, the Company would issue a $12,000,000 secured note, due 2007 and bearing interest at a rate of 12% (increasing over time) and warrants to purchase up to 1,166,400 shares of its common stock (representing approximately 47% of its common stock if exercised today), with an exercise price of $0.75 per share. The proposed private placement would also give the holders of the notes the right to appoint three of seven directors of the Company and of Life Bank, the Company's principal operating subsidiary:	/ /	/ /	/ /
Proposal to authorize adjournment or postponement of the meeting, which adjournment or postponement could be used for allowing additional time for soliciting votes to approve Proposal #1, if necessary:	/ /	/ /	/ /
and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.
If you plan to attend the Special Meeting, please mark the WILL ATTEND box	WILL ATTEND / /
THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR APPROVAL OF THE PRIVATE PLACEMENT AND (2) FOR APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF MEETING, IF NECESSARY, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.
		Please disregard if you have previously provided your consent decision.	/ /
By checking the box to the right, I consent to the future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand I may revoke my consent at anytime by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.
Signature	Signature	Date

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

/*\  Detach here from proxy voting card.  /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/XXX		Telephone 1-800-840-1208		Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and the follow the directions given.	OR	Mark sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

PROPOSAL 1 AUTHORIZATION OF THE PRIVATE PLACEMENT
PROPOSAL 2 AJOURNMENT OR POSTPONEMENT OF THE MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
FUTURE STOCKHOLDER PROPOSALS
CERTAIN FINANCIAL INFORMATION
  Appendix A
LIFE FINANCIAL CORPORATION
TABLE OF CONTENTS
NOTE AND WARRANT PURCHASE AGREEMENT
SCHEDULES AND EXHIBITS
SUBSCRIPTION
EXHIBIT C
MATTERS TO BE ADDRESSED IN OPINION OF BORROWER'S COUNSEL
PLEDGE AND SECURITY AGREEMENT
ESCROW AGREEMENT
ARTICLE IV THE ESCROW AGENT
ARTICLE V TERMINATION
ARTICLE VI MISCELLANEOUS
  Appendix B
  ITEM 1. BUSINESS
  ITEM 2. PROPERTIES
  ITEM 3. LEGAL PROCEEDINGS
  ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
PART II
  ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
  ITEM 6. SELECTED FINANCIAL DATA
  ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
  ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
  ITEM 9. CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
PART III
  ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
  ITEM 11. EXECUTIVE COMPENSATION
  ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PART IV
  ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K
SIGNATURES
  EXHIBIT 23.1
  EXHIBIT 23.2
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
  Appendix C
  Item 1. Financial Statements.
LIFE FINANCIAL CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Dollars in thousands)
LIFE FINANCIAL CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share data) (UNAUDITED)
LIFE FINANCIAL CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS (Dollars in thousands) (UNAUDITED)
LIFE FINANCIAL CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Dollars in thousands)
LIFE FINANCIAL CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS September 30, 2001 (UNAUDITED)
  Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations
  Item 3. Quantitative and Qualitative Disclosure About Market Risk
  Item 4. Subsequent Events
  PART II. OTHER INFORMATION
  Item 1. Legal Proceedings
  Item 2. Changes in Securities and Use of Proceeds
  Item 3. Defaults Upon Senior Securities
  Item 4. Submission of Matters to a Vote of Security Holders
  Item 5. Other Information
  Item 6. Exhibits and Reports on Form 8-K
SIGNATURES